Exhibit 10.1 __________________________________________ $50,000,000 CREDIT FACILITY CREDIT AGREEMENT Dated as of December 4, 2023 by and among PHREESIA, INC., ACCESS EFORMS, LLC, MEDIFIND, INC., INSIGNIA HEALTH, LLC, CONNECTONCALL.COM, LLC and PHREESIA INTERNATIONAL, LLC, TOGETHER WITH THE OTHER PERSONS THAT ARE NOW OR FROM TIME TO TIME BECOME BORROWERS HEREUNDER, as Borrowers, THE OTHER PERSONS PARTY HERETO DESIGNATED FROM TIME TO TIME AS CREDIT PARTIES, CAPITAL ONE, NATIONAL ASSOCIATION, for itself, as a Lender and Swing Lender and as Agent for all Lenders, THE OTHER FINANCIAL INSTITUTIONS PARTY HERETO as Lenders, and CAPITAL ONE, NATIONAL ASSOCIATION, as Sole Lead Arranger and Bookrunner __________________________________________

i TABLE OF CONTENTS ARTICLE I DEFINITIONS ......................................................................................................................... 1 1.1. Defined Terms .................................................................................................................... 1 1.2. Other Interpretive Provisions. ........................................................................................... 41 1.3. Accounting Terms and Principles. .................................................................................... 43 1.4. Payments ........................................................................................................................... 44 1.5. [Reserved] ......................................................................................................................... 44 ARTICLE II THE CREDITS ...................................................................................................................... 44 2.1. Amounts and Terms of Commitments. ............................................................................. 44 2.2. Evidence of Loans; Notes. ................................................................................................ 51 2.3. Interest. ............................................................................................................................. 52 2.4. Loan Account; Register .................................................................................................... 52 2.5. Procedure for Revolving Credit Borrowing ...................................................................... 53 2.6. Conversion and Continuation Elections ............................................................................ 54 2.7. Optional Prepayments and Reductions in Revolving Loan Commitments ....................... 55 2.8. Mandatory Payments and Prepayments of Loans ............................................................. 55 2.9. Fees ................................................................................................................................... 56 2.10. Payments by the Borrowers .............................................................................................. 57 2.11. Payments by the Lenders to Agent; Settlement ................................................................ 59 2.12. Borrower Representative .................................................................................................. 64 2.13. Eligible Accounts .............................................................................................................. 64 ARTICLE III CONDITIONS PRECEDENT ............................................................................................. 65 3.1. Conditions of Initial Loans ............................................................................................... 65 3.2. Conditions to All Borrowings ........................................................................................... 67 ARTICLE IV REPRESENTATIONS AND WARRANTIES .................................................................... 68 4.1. Corporate Existence and Power ........................................................................................ 68 4.2. Corporate Authorization; No Contravention..................................................................... 68 4.3. Governmental Authorization ............................................................................................ 68 4.4. Binding Effect ................................................................................................................... 68 4.5. Litigation ........................................................................................................................... 68 4.6. No Default......................................................................................................................... 69 4.7. ERISA Compliance ........................................................................................................... 69 4.8. Use of Proceeds; Margin Regulations ............................................................................... 70 4.9. Ownership of Property; Liens ........................................................................................... 70 4.10. Taxes ................................................................................................................................. 70 4.11. Financial Condition. .......................................................................................................... 70 4.12. Environmental Matters ..................................................................................................... 71 4.13. Regulated Entities ............................................................................................................. 71 4.14. Solvency............................................................................................................................ 72 4.15. Labor Relations ................................................................................................................. 72 4.16. Intellectual Property .......................................................................................................... 72 4.17. Brokers’ Fees; Transaction Fees ....................................................................................... 72 4.18. Ventures, Subsidiaries and Affiliates; Outstanding Stock ................................................ 72

ii 4.19. Jurisdiction of Organization; Chief Executive Office; Locations of Inventory, Equipment and Books and Records ..................................................................................................... 73 4.20. Deposit Accounts and Other Accounts ............................................................................. 73 4.21. Full Disclosure; Beneficial Ownership ............................................................................. 73 4.22. Foreign Assets Control Regulations; Anti-Money Laundering; Anti-Corruption Practices .......................................................................................................................................... 73 4.23. [Reserved] ......................................................................................................................... 74 4.24. [Reserved] ......................................................................................................................... 74 4.25. [Reserved] ......................................................................................................................... 74 4.26. Government Contracts ...................................................................................................... 74 4.27. Customer and Trade Relations .......................................................................................... 74 4.28. Healthcare Matters ............................................................................................................ 74 ARTICLE V AFFIRMATIVE COVENANTS ........................................................................................... 76 5.1. Financial Statements ......................................................................................................... 76 5.2. Certificates; Other Information ......................................................................................... 77 5.3. Notices .............................................................................................................................. 80 5.4. Preservation of Corporate Existence, Etc ......................................................................... 82 5.5. Maintenance of Property ................................................................................................... 82 5.6. Insurance ........................................................................................................................... 82 5.7. Payment of Tax and Certain Secured Obligations ............................................................ 83 5.8. Compliance with Laws ..................................................................................................... 83 5.9. Inspection of Property and Books and Records; Field Examinations ............................... 83 5.10. Use of Proceeds ................................................................................................................ 84 5.11. Cash Management Systems .............................................................................................. 84 5.12. Collateral Access Agreements .......................................................................................... 86 5.13. Further Assurances. .......................................................................................................... 86 5.14. Environmental Matters ..................................................................................................... 87 5.15. Compliance with Health Care Laws ................................................................................. 87 5.16. Post-Closing Obligations .................................................................................................. 88 ARTICLE VI NEGATIVE COVENANTS ................................................................................................ 88 6.1. Limitation on Liens ........................................................................................................... 88 6.2. Disposition of Assets ........................................................................................................ 90 6.3. Consolidations and Mergers ............................................................................................. 92 6.4. Loans and Investments ...................................................................................................... 93 6.5. Limitation on Indebtedness ............................................................................................... 94 6.6. Transactions with Affiliates .............................................................................................. 96 6.7. Compliance with ERISA .................................................................................................. 96 6.8. Restricted Payments .......................................................................................................... 96 6.9. Change in Business ........................................................................................................... 97 6.10. Change in Structure .......................................................................................................... 97 6.11. Changes in Accounting, Name and Jurisdiction of Organization ..................................... 97 6.12. Limitation on Payments of Certain Indebtedness ............................................................. 98 6.13. Amendments to Certain Indebtedness .............................................................................. 98 6.14. No Negative Pledges ......................................................................................................... 99 6.15. OFAC; USA Patriot Act; Anti-Corruption Laws ............................................................ 100 6.16. Sale-Leasebacks .............................................................................................................. 100 6.17. Hazardous Materials ....................................................................................................... 100

iii 6.18. Cloud Storage System ..................................................................................................... 100 ARTICLE VII FINANCIAL COVENANTS ........................................................................................... 100 7.1. Minimum Consolidated EBITDA ................................................................................... 100 7.2. Consolidated Fixed Charge Coverage Ratio ................................................................... 101 7.3. Minimum Liquidity ......................................................................................................... 101 7.4. Equity Cure ..................................................................................................................... 101 ARTICLE VIII EVENTS OF DEFAULT ................................................................................................ 102 8.1. Event of Default .............................................................................................................. 102 8.2. Remedies ......................................................................................................................... 104 8.3. Rights Not Exclusive ...................................................................................................... 105 8.4. Cash Collateral for Letters of Credit ............................................................................... 105 ARTICLE IX AGENT .............................................................................................................................. 105 9.1. Appointment and Duties. ................................................................................................ 105 9.2. Binding Effect ................................................................................................................. 106 9.3. Use of Discretion. ........................................................................................................... 106 9.4. Delegation of Rights and Duties ..................................................................................... 107 9.5. Reliance and Liability ..................................................................................................... 107 9.6. Agent Individually .......................................................................................................... 109 9.7. Lender Credit Decision ................................................................................................... 110 9.8. Expenses; Indemnities; Withholding. ............................................................................. 110 9.9. Resignation of Agent or L/C Issuer. ............................................................................... 111 9.10. Release of Collateral or Guarantors ................................................................................ 112 9.11. Additional Secured Parties .............................................................................................. 112 9.12. Additional Titles ............................................................................................................. 113 9.13. Credit Bid ........................................................................................................................ 113 9.14. Certain ERISA Matters ................................................................................................... 114 ARTICLE X MISCELLANEOUS............................................................................................................ 115 10.1. Amendments and Waivers. ............................................................................................. 115 10.2. Notices. ........................................................................................................................... 117 10.3. Electronic Transmissions. ............................................................................................... 118 10.4. No Waiver; Cumulative Remedies ................................................................................. 119 10.5. Costs and Expenses ......................................................................................................... 119 10.6. Indemnity. ....................................................................................................................... 120 10.7. Marshaling; Payments Set Aside .................................................................................... 121 10.8. Successors and Assigns .................................................................................................. 121 10.9. Binding Effect; Assignments and Participations. ........................................................... 121 10.10. Non-Public Information; Confidentiality. ....................................................................... 126 10.11. Set-off; Sharing of Payments. ......................................................................................... 129 10.12. Counterparts; Electronic Transmission ........................................................................... 130 10.13. Severability; Captions; Independence of Provisions ...................................................... 130 10.14. Interpretation ................................................................................................................... 130 10.15. No Third Parties Benefited ............................................................................................. 130 10.16. Governing Law and Jurisdiction ..................................................................................... 131

iv 10.17. Waiver of Jury Trial ........................................................................................................ 131 10.18. Entire Agreement; Release; Survival. ............................................................................. 132 10.19. USA Patriot Act .............................................................................................................. 132 10.20. Replacement of Lender ................................................................................................... 132 10.21. Joint and Several ............................................................................................................. 133 10.22. Creditor-Debtor Relationship.......................................................................................... 134 10.23. Keepwell ......................................................................................................................... 135 10.24. Secured Swap Providers and Secured Cash Management Banks ................................... 136 10.25. Acknowledgement and Consent to Bail-In of Affected Financial Institutions ............... 136 10.26. Lender Acknowledgments regarding Reporting ............................................................. 136 10.27. Acknowledgement Regarding any Supported QFCs ...................................................... 137 ARTICLE XI TAXES, YIELD PROTECTION AND ILLEGALITY ..................................................... 138 11.1. Taxes. .............................................................................................................................. 138 11.2. Illegality .......................................................................................................................... 141 11.3. Increased Costs and Reduction of Return. ...................................................................... 141 11.4. Reserved.......................................................................................................................... 142 11.5. Inability to Determine Rates ........................................................................................... 142 11.6. Effect of Benchmark Transition Event ........................................................................... 143 11.7. Reserved.......................................................................................................................... 144 11.8. Certificates of Lenders .................................................................................................... 144

v SCHEDULES Schedule 1.1 Prior Indebtedness Schedule 2.1(b) Revolving Loan Commitments Schedule 4.5 Litigation Schedule 4.7 ERISA Schedule 4.8 Margin Stock Schedule 4.9 Real Estate Schedule 4.12 Environmental Schedule 4.15 Labor Relations Schedule 4.17 Brokers’ and Transaction Fees Schedule 4.18 Ventures, Subsidiaries and Affiliates; Outstanding Stock Schedule 4.19(a) Jurisdiction of Organization; Chief Executive Office Schedule 4.19(b) Locations of Inventory, Equipment and Books and Records Schedule 4.20 Deposit Accounts and Other Accounts Schedule 4.26 Government Contracts Schedule 4.28(e) Healthcare Proceedings Schedule 5.11 Controlled Account Banks Schedule 5.16 Post-Closing Liens to be Terminated Schedule 6.1 Liens Schedule 6.4 Investments Schedule 6.5 Indebtedness EXHIBITS Exhibit 1.1(a) Form of Assignment Exhibit 1.1(b) Form of Notice of Borrowing Exhibit 1.1(c) Form of Note Exhibit 2.1(c) Form of L/C Request Exhibit 2.1(d) Form of Swing Loan Request Exhibit 2.6 Form of Notice of Conversion/Continuation Exhibit 3.1 Closing Checklist Exhibit 5.2(b) Form of Compliance Certificate Exhibit 5.2(e) Form of Consolidated Borrowing Base Certificate

1 CREDIT AGREEMENT This CREDIT AGREEMENT (including all exhibits and schedules hereto, as the same may be amended, modified and/or restated from time to time, this “Agreement”) is entered into as of December 4, 2023, by and among PHREESIA, INC., a Delaware corporation (“Phreesia”), ACCESS EFORMS, LLC, a Texas limited liability company (“Access”), MEDIFIND, INC., a Delaware corporation (“MediFind”), INSIGNIA HEALTH, LLC, an Oregon limited liability company (“Insignia”), CONNECTONCALL.COM, LLC, a New York limited liability company (“Connect”), PHREESIA INTERNATIONAL, LLC, a Delaware limited liability company (“International”; Phreesia, Access, MediFind, Insignia, Connect, International and each other entity that from time to time becomes a borrower under this Agreement in accordance with the terms hereof, collectively, the “Borrowers” and individually a “Borrower”), and the other Persons party hereto that are designated as a “Credit Party”, Capital One, National Association, a national banking association (in its individual capacity, “Capital One”) as Agent for the several financial institutions from time to time party to this Agreement (collectively, the “Lenders” and individually each a “Lender”) and for itself as a Lender (including as Swing Lender), and such Lenders. W I T N E S S E T H: WHEREAS, the Borrowers have requested, and the Lenders have agreed to make available to the Borrowers, a revolving credit facility (including a letter of credit subfacility) upon and subject to the terms and conditions set forth in this Agreement for the uses of proceeds described in Section 5.10; WHEREAS, the Credit Parties desire to secure all of their Obligations under the Loan Documents by granting to Agent, for the benefit of the Secured Parties, a security interest in and lien upon substantially all of their Property, including the Stock owned by all Credit Parties in their respective Subsidiaries (but excluding, for the avoidance of doubt, Stock of (a) Phreesia and (b) any Excluded Subsidiary); NOW, THEREFORE, in consideration of the mutual agreements, provisions and covenants contained herein, the parties hereto agree as follows: ARTICLE I DEFINITIONS 1.1. Defined Terms. In addition to the terms defined in this Agreement and referenced in the grid at the end of this Section 1.1, as well as the terms defined in the first paragraph of this Agreement, the following terms have the following meanings: “Account” means, as at any date of determination, all “accounts” (as such term is defined in the UCC) of the Credit Parties, including the unpaid portion of the obligation of a customer of a Credit Party in respect of Inventory purchased by and shipped to such customer and/or the rendition of services by a Credit Party, as stated on the respective invoice of a Credit Party, net of any credits, rebates or offsets owed to such customer. “Account Debtor” means the customer of a Credit Party who is obligated on or under an Account. “Acquisition” means any transaction or series of related transactions (whether by merger or consolidation or any other combination with another Person or otherwise) for the purpose of or resulting, directly or indirectly, in (a) the acquisition of all or substantially all of the assets of a Person, or of any business or division of a Person, or (b) the acquisition of in excess of fifty percent (50%) of the Stock of any Person or otherwise causing any Person to become a Subsidiary of a Borrower.

2 “Acquisition Consideration” has the meaning assigned to such term in the definition of Permitted Acquisition. “Affected Financial Institution” means (i) any EEA Financial Institution, and (ii) any UK Financial Institution. “Affected Lender” as defined in Section 10.20. “Affected SPV/Participant” as defined in Section 10.20. “Affiliate” means, with respect to any Person, any other Person that directly or indirectly controls, is controlled by, or is under common control with, such Person; provided that no Secured Party shall be an Affiliate of any Credit Party or of any Subsidiary of any Credit Party solely by reason of the provisions of the Loan Documents. For purposes of this definition, “control” (including, with correlative meanings, the terms “controlling,” “controlled by” and “under common control with”), as used with respect to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such Person, whether through the ownership of voting securities, by agreement or otherwise. “Agent” means Capital One, National Association, in its capacity as administrative agent for the Lenders hereunder, and any successor administrative agent. “Agent Report” as defined in Section 9.5(b). “Aggregate Excess Funding Amount” as defined in Section 2.11(e)(iv). “Aggregate Revolving Exposure” means the sum of all outstanding Revolving Loans, Swing Loans and L/C Reimbursement Obligations (whether contingent or funded). “Aggregate Revolving Loan Commitment” means the combined Revolving Loan Commitments of the Lenders, which shall initially be in the amount of $50,000,000, as such amount may be adjusted as permitted by or in accordance with the terms of this Agreement. “Agreement” as defined in the preamble hereto. “Anti-Corruption Laws” as defined in Section 4.22(c). “Anti-Money Laundering Laws” as defined in Section 4.22(b). “Applicable Margin” means, with respect to Revolving Loans and Swing Loans: (i) if a Base Rate Loan, two percent (2.0%) per annum and (ii) if a SOFR Loan, three percent (3.0%) per annum. Notwithstanding anything herein to the contrary, Incremental Revolving Loans shall have the Applicable Margin set forth in the applicable Incremental Joinder Agreement. “Approved Accounting Firm” means CBIZ, Grant Thornton, Alvarez & Marsal, BDO, RSM, Boulay, any “Big Four” accounting firms, and any other independent public accountants either (a) of nationally recognized standing or (b) otherwise acceptable to the Agent. “Approved Controlled Account Bank” means any of Capital One, JPMorgan Chase Bank, N.A., Wells Fargo Bank, National Association, Bank of America, N.A., Citibank, N.A., U.S. Bank National Association, PNC Bank, National Association, Truist Bank, and any division or Subsidiary thereof.

3 “Approved Fund” means, with respect to any Lender, any Person (other than a natural Person) that (a) (i) is or will be engaged in making, purchasing, holding or otherwise investing in commercial loans and similar extensions of credit in the ordinary course of business or (ii) temporarily warehouses loans for any Lender or any Person described in clause (i) above and (b) is advised or managed by (i) such Lender, (ii) any Affiliate of such Lender or (iii) any Person (other than an individual) or any Affiliate of any Person (other than an individual) that administers or manages such Lender. “Assignment” means an assignment agreement entered into by a Lender, as assignor, and any Person, as assignee, substantially in the form of Exhibit 1.1(a) or any other form approved by Borrower Representative and Agent. “Attorney Costs” means and includes (i) all reasonable and documented (in reasonable detail, as the same may be redacted to preserve attorney-client privilege) out-of-pocket fees and disbursements of (a) one external counsel, (b) to the extent necessary, one local counsel in each material relevant jurisdiction, and (c) regulatory counsel if reasonably required in any material relevant specialty, plus (ii) solely in the event of a conflict of interest, one additional such set of counsel. “Availability” means, as of any date of determination, the difference of (a) the Maximum Loan Cap minus (b) the Total Loan Balance. “Available Tenor” means, as of any date of determination and with respect to the then-current Benchmark, as applicable, (x) if such Benchmark is a term rate, any tenor for such Benchmark (or component thereof) that is or may be used for determining the length of an interest period pursuant to this Agreement or (y) otherwise, any payment period for interest calculated with reference to such Benchmark (or component thereof) that is or may be used for determining any frequency of making payments of interest calculated with reference to such Benchmark, in each case, as of such date and not including, for the avoidance of doubt, any tenor for such Benchmark that is then-removed from the definition of “Interest Period” pursuant to Section 11.6(d). “Average Daily Availability” means, at any date, the average daily Availability for the one-month period immediately preceding such date, measured for each day at the close of business. “Average TTM Monthly Payroll Amount” means, as at any date, the aggregate amount of funds in the Specified RBC Account which are used solely for the payment of payroll during the period of twelve (12) months ending immediately preceding such date, measured as of the last day of the calendar month immediately preceding such date, divided by twelve (12). “Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable Resolution Authority in respect of any liability of an Affected Financial Institution. “Bail-In Legislation” means (a) with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law, regulation rule or requirement for such EEA Member Country from time to time that is described in the EU Bail-In Legislation Schedule and (b) with respect to the United Kingdom, Part I of the United Kingdom Banking Act 2009 (as amended from time to time) and any other law, regulation or rule applicable in the United Kingdom relating to the resolution of unsound or failing banks, investment firms or other financial institutions or their affiliates (other than through liquidation, administration or other insolvency proceedings). “Bankruptcy Code” means the Federal Bankruptcy Reform Act of 1978.

4 “Base Rate” means, for any day, a floating interest rate per annum equal to the highest of (a) the rate of interest from time to time announced by Agent at its principal office as its prime commercial lending rate (it being understood that such prime commercial rate is a reference rate and does not necessarily represent the lowest or best rate being charged by Agent to any customer and such rate is set by Agent based upon various factors including Agent’s costs and desired return, general economic conditions and other factors), (b) the sum of one half of one percent (0.50%) per annum and the Federal Funds Rate and (c) the sum of (x) Term SOFR calculated for each such day based on an Interest Period of one month, plus (y) one percent (1.00%) per annum, in each instance, as of such day. Any change in the Base Rate due to a change in any of the foregoing shall be effective on the effective date of such change in Agent’s prime commercial lending rate, the Federal Funds Rate or Term SOFR for an Interest Period of one month. “Base Rate Loan” means a Loan that bears interest based on the Base Rate. “Base Rate Term SOFR Determination Day” has the meaning assigned to such term in the definition of Term SOFR. “Benchmark” means, initially, the Term SOFR Reference Rate; provided that if a Benchmark Transition Event has occurred with respect to the Term SOFR Reference Rate or the then-current Benchmark, then “Benchmark” means the applicable Benchmark Replacement to the extent that such Benchmark Replacement has replaced such prior benchmark rate pursuant to Section 11.6(a). “Benchmark Replacement” means with respect to any Benchmark Transition Event, the sum of: (i) the alternate benchmark rate that has been selected by Agent and the Borrower Representative giving due consideration to (A) any selection or recommendation of a replacement benchmark rate or the mechanism for determining such a rate by the Relevant Governmental Body or (B) any evolving or then- prevailing market convention for determining a benchmark rate as a replacement to the then-current Benchmark for U.S. dollar-denominated syndicated credit facilities at such time and (ii) the related Benchmark Replacement Adjustment; provided that, if such Benchmark Replacement as so determined would be less than the Floor, such Benchmark Replacement will be deemed to be the Floor for the purposes of this Agreement and the other Loan Documents. “Benchmark Replacement Adjustment” means, with respect to any replacement of the then- current Benchmark with an Unadjusted Benchmark Replacement for any applicable Available Tenor, the spread adjustment, or method for calculating or determining such spread adjustment, (which may be a positive or negative value or zero) that has been selected by Agent and the Borrower Representative giving due consideration to (a) any selection or recommendation of a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement by the Relevant Governmental Body or (b) any evolving or then- prevailing market convention for determining a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement for U.S. dollar-denominated syndicated credit facilities at such time. “Benchmark Replacement Conforming Changes” means, with respect to any Benchmark Replacement, any technical, administrative or operational changes (including changes to the definition of “Base Rate,” the definition of “Business Day,” the definition of “Interest Period” or any similar or analogous definition (or the addition of a concept of “interest period”), the definition of “U.S. Government Securities Business Day,” timing and frequency of determining rates and making payments of interest, timing of borrowing requests or prepayment, conversion or continuation notices, the applicability and length of lookback periods, the applicability of any “breakage” provisions and other technical, administrative or operational matters) that Agent, in consultation with the Borrower Representative, reasonably decides may be appropriate to reflect the adoption and implementation of such Benchmark

5 Replacement and to permit the administration thereof by Agent in a manner substantially consistent with market practice (or, if Agent, in consultation with the Borrower Representative, reasonably determines that adoption of any portion of such market practice is not administratively feasible or if Agent, in consultation with the Borrower Representative, reasonably determines that no market practice for the administration of such Benchmark Replacement exists, in such other manner of administration as Agent, in consultation with the Borrower Representative, reasonably decides is reasonably necessary in connection with the administration of this Agreement and the other Loan Documents). “Benchmark Replacement Date” means the earlier to occur of the following events with respect to the then-current Benchmark: (1) in the case of clause (1) or (2) of the definition of “Benchmark Transition Event,” the later of (a) the date of the public statement or publication of information referenced therein and (b) the date on which the administrator of such Benchmark (or the published component used in the calculation thereof) permanently or indefinitely ceases to provide such Benchmark (or such component thereof) or, if such Benchmark is a term rate, all Available Tenors of such Benchmark (or such component thereof); or (2) in the case of clause (3) of the definition of “Benchmark Transition Event”, the first date on which all Available Tenors of such Benchmark (or the published component used in the calculation thereof) has been determined and announced by or on behalf of the administrator of such Benchmark (or such component thereof) or the regulatory supervisor for the administrator of such Benchmark (or such component thereof) to be no longer representative; provided, that such no longer representativeness will be determined by reference to the most recent statement or publication referenced in such clause (3) and even such Benchmark (or such component thereof) or, if such Benchmark is a term rate, if any Available Tenor of such Benchmark (or such component thereof) continues to be provided on such date. For the avoidance of doubt, if such Benchmark is a term rate, the “Benchmark Replacement Date” will be deemed to have occurred in the case of clause (1) or (2) with respect to any Benchmark upon the occurrence of the applicable event or events set forth therein with respect to all then-current Available Tenors of such Benchmark (or the published component used in the calculation thereof). “Benchmark Transition Event” means the occurrence of one or more of the following events with respect to the then-current Benchmark: (1) a public statement or publication of information by or on behalf of the administrator of such Benchmark (or the published component used in the calculation thereof) announcing that such administrator has ceased or will cease to provide such Benchmark (or such component thereof) or, if such Benchmark is a term rate, all Available Tenors of such Benchmark (or such component thereof), permanently or indefinitely; provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide such Benchmark (or such component thereof) or, if such Benchmark is a term rate, any Available Tenor of such Benchmark (or such component thereof); (2) a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof), the Federal Reserve Board, the Federal Reserve Bank of New York, an insolvency official with jurisdiction over the administrator for such Benchmark (or such component), a resolution authority with jurisdiction over the administrator for such Benchmark (or such component) or a court or an entity with similar insolvency or resolution authority over the administrator for such Benchmark (or such component), which states that the administrator of such Benchmark (or such component) has ceased or will cease to provide such Benchmark (or such component thereof) or, if such Benchmark is a term rate, all Available Tenors of such Benchmark (or such component thereof) permanently or indefinitely; provided that, at the time of such statement or

6 publication, there is no successor administrator that will continue to provide such Benchmark (or such component thereof) or, if such Benchmark is a term rate, any Available Tenor of such Benchmark (or such component thereof); or (3) a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof) announcing that such Benchmark (or such component thereof) or, if such Benchmark is a term rate, all Available Tenors of such Benchmark (or such component thereof) are not, or as of a specified future date will not be, representative. For the avoidance of doubt, if such Benchmark is a term rate, a “Benchmark Transition Event” will be deemed to have occurred with respect to any Benchmark if a public statement or publication of information set forth above has occurred with respect to each then-current Available Tenor of such Benchmark (or the published component used in the calculation thereof). “Benchmark Transition Start Date” means in the case of a Benchmark Transition Event, the earlier of (i) the applicable Benchmark Replacement Date and (ii) if such Benchmark Transition Event is a public statement or publication of information of a prospective event, the 90th day prior to the expected date of such event as of such public statement or publication of information (or if the expected date of such prospective event is fewer than 90 days after such statement or publication, the date of such statement or publication). “Benchmark Unavailability Period” means the period (if any) (a) beginning at the time that a Benchmark Replacement Date has occurred if, at such time, no Benchmark Replacement has replaced the then-current Benchmark for all purposes hereunder and under any Loan Document in accordance with Section 11.6 and (b) ending at the time that a Benchmark Replacement has replaced the then-current Benchmark for all purposes hereunder and under any Loan Document in accordance with Section 11.6. “Beneficial Ownership Certification” means a certification regarding beneficial ownership as required by the Beneficial Ownership Regulation. “Beneficial Ownership Regulation” means 31 C.F.R. § 1010.230. “Benefit Plan” means any of (a) an “employee benefit plan” (as defined in ERISA) that is subject to Title I of ERISA, (b) a “plan” as defined in and subject to Section 4975 of the Code or (c) any Person whose assets include (for purposes of ERISA Section 3(42) or otherwise for purposes of Title I of ERISA or Section 4975 of the Code) the assets of any such “employee benefit plan” or “plan”. “Borrower” as defined in the preamble hereto. “Borrower Materials” as defined in Section 10.10(a)(i). “Borrower Representative” as defined in Section 2.12. “Borrowing” means a borrowing hereunder consisting of Loans made to or for the benefit of the Borrowers on the same day by the Lenders pursuant to Article II. “Borrowing Base” means, as of any date of determination by Agent, from time to time, an amount equal to the sum at such time of: (a) 85% of the book value of Eligible Accounts at such time; and

7 (b) 100% of Qualified Cash; provided, that the amount of Qualified Cash included in the Borrowing Base shall not exceed an amount equal to fifty percent (50%) of the Borrowing Base (as calculated after giving effect to this clause (b)); in each case less Reserves established by Agent at such time in its Permitted Discretion. “Business Day” means any day that is not a Saturday, Sunday or a day on which banks are required or authorized to close in New York City and, when determined in connection with notices and determinations in respect of SOFR or any SOFR Loan or any funding, conversion, continuation, Interest Period or payment of any SOFR Loan, that is also a U.S. Government Securities Business Day. “Canadian Non-AR Collections” means Collections other than cash, checks, notes, instruments and other items of payment in respect of Accounts, in each case paid or payable in Canadian dollars. “Capital Adequacy Regulation” means any guideline, request or directive of any central bank or other Governmental Authority, or any other law, rule or regulation, whether or not having the force of law, in each case, regarding capital adequacy or liquidity of any Lender or of any corporation controlling a Lender, including pursuant to regulations issued from time to time by the Federal Reserve Board for determining the maximum reserve requirement (including any emergency, special, supplemental or other marginal reserve requirement) with respect to eurocurrency funding (currently referred to as “Eurocurrency liabilities” in Regulation D). “Capital Lease” means, with respect to any Person, any lease of, or other arrangement conveying the right to use, any Property by such Person as lessee that has been or should be accounted for as a capital lease on a balance sheet of such Person prepared in accordance with GAAP. “Capital Lease Obligations” means, at any time, with respect to any Capital Lease, any lease entered into as part of any sale leaseback transaction of any Person or any synthetic lease, the amount of all obligations of such Person that is (or that would be, if such synthetic lease or other lease were accounted for as a Capital Lease) capitalized on a balance sheet of such Person prepared in accordance with GAAP. “Capital One” as defined in the preamble hereto. “Cash Dominion Period” means any period commencing on the date on which (i) an Event of Default has occurred and is continuing or (ii) Availability as of any date is less than the greater of $7,500,000 and 15% of the Aggregate Revolving Loan Commitment. “Cash Equivalents” means (a) any readily-marketable securities (i) issued by, or directly, unconditionally and fully guaranteed or insured by the United States federal government or the government of Canada or (ii) issued by any agency of the United States federal government or the government of Canada, in each case, the obligations of which are fully backed by the full faith and credit of the United States federal government or the government of Canada, as applicable, (b) any readily-marketable direct obligations issued by any other agency of the United States federal government, the government of Canada, any state of the United States or territory of Canada or any political subdivision of any such state, province, territory or any public instrumentality thereof, in each case having a rating of at least “A-1” from S&P or at least “P-1” from Moody’s, (c) any commercial paper rated at least “A-1” by S&P or “P-1” by Moody’s and issued by any Person organized under the laws of any state of the United States or Canada, (d) any Dollar-denominated time deposit, insured certificate of deposit, overnight bank deposit or bankers’ acceptance issued or accepted by (i) any Lender or (ii) any commercial bank that is (A) organized under the laws of the United States, any state thereof or the District of Columbia or Canada or any province or territory thereof, (B) “adequately capitalized” (as defined in the regulations of its primary federal banking

8 regulators) and (C) has Tier 1 capital (as defined in such regulations) in excess of $250,000,000 and (e) shares of any United States or Canadian money market fund that (i) has substantially all of its assets invested continuously in the types of investments referred to in clause (a), (b), (c) or (d) above with maturities as set forth in the proviso below, (ii) has net assets in excess of $500,000,000 and (iii) has obtained from either S&P or Moody’s the highest rating obtainable for money market funds in the United States or Canada, as applicable; provided that the maturities of all obligations specified in any of clauses (a), (b), (c) or (d) above shall not exceed 365 days. “Cash Management Agreement” means any agreement to provide one or more of the following types of services or facilities: (a) Automated Clearing House (ACH) transactions, (b) cash management services, including controlled disbursement services, treasury, depository, overdraft, credit or debit card, stored value card, electronic funds transfer services, and (c) foreign exchange facilities or other cash management arrangements in the ordinary course of business. For the avoidance of doubt, Cash Management Agreements do not include Rate Contracts. “Cash Management Compliance Date” as defined in Section 5.11. “Cash Management/Hedge Reserves” means such reserves as Agent, from time to time, determines in its Permitted Discretion reflecting the reasonably anticipated Secured Cash Management Obligations and/or the termination value of Secured Rate Contract Obligations then provided or outstanding. “CCP” as defined in Section 5.15(c). “Change of Control” means: (a) any “Person” or “Group” (within the meaning of Sections 13(d) and 14(d) under the Exchange Act) (i) is or shall be the “beneficial owner” (as so defined in Rules 13(d)-3 and 13(d)-5 under the Exchange Act) of thirty-five percent (35%) or more on a fully diluted basis of the voting and/or economic interest in the Stock or other equity interests of Phreesia, or (ii) has obtained the power (whether or not exercised) to elect a majority of the members of the board of directors or other equivalent governing body of Phreesia; (b) during any period of twenty-four (24) consecutive months, a majority of the members of the board of directors or other equivalent governing body of any Credit Party cease to be composed of individuals (i) who were members of that board or equivalent governing body on the first day of such period, (ii) whose election or nomination to that board or equivalent governing body was approved by individuals referred to in clause (i) above constituting at the time of such election or nomination at least a majority of that board or equivalent governing body or (iii) whose election or nomination to that board or other equivalent governing body was approved by individuals referred to in clauses (i) and (ii) above constituting at the time of such election or nomination at least a majority of that board or equivalent governing body; or (c) except pursuant to a transaction permitted under the Loan Documents, Phreesia shall at any time cease to own, directly or indirectly, one hundred percent (100%) of the issued and outstanding Stock of any of its Subsidiaries (other than nominal minority holdings in Foreign Subsidiaries in accordance with applicable Requirements of Law). “Class” (a) when used with respect to Lenders, refers to whether such Lenders have a Loan or Commitment with respect to a particular “class” (as described in clauses (b) or (c) of this definition) of Loans or Commitments, (b) when used with respect to Commitments, refers to whether such Commitments

9 are Revolving Loan Commitments or Incremental Revolving Loan Commitments, and (c) when used with respect to Loans or a Borrowing, refers to whether such Loans, or the Loans comprising such Borrowing, are Revolving Loans or Incremental Revolving Loans, in each case, under this Agreement as originally in effect or amended pursuant to Sections 2.1(e) or 10.1), of which such Loans, Borrowing or Commitments shall be a part. Revolving Loan Commitments and Incremental Revolving Loan Commitments (and in each case, the Loans made pursuant to such Commitments) that have different terms and conditions shall be construed to be in different Classes. Notwithstanding the foregoing, Commitments (and in each case, the Loans made pursuant to such Commitments, including any Incremental Revolving Loan Commitments intended to be fungible with any existing Revolving Loan Commitment) that have identical terms and conditions shall be construed to be in the same Class. “Closing Date” means December 4, 2023. “CMS” means the U.S. Center for Medicare and Medicaid Services. “Code” means the United States Internal Revenue Code of 1986. “Collateral” means all Property and interests in Property and proceeds thereof now owned or hereafter acquired by any Credit Party, and any other Person who has granted a Lien to Agent pursuant to a Loan Document, in or upon which a Lien is granted, purported to be granted, or now or hereafter exists in favor of any Lender or Agent for the benefit of Agent, Lenders and other Secured Parties, under any Loan Document, executed by such Person, but excluding, in all cases, for the avoidance of doubt, any Excluded Property (as defined in the Guaranty and Security Agreement) and any other Property expressly excluded from the “Collateral” in any Loan Document. “Collateral Documents” means, collectively, the Guaranty and Security Agreement, each Control Agreement and all other security agreements, guaranties and other similar agreements, and all amendments, restatements, modifications or supplements thereof or thereto, by or between any one or more of any Credit Party, any of their respective Subsidiaries or any other Person pledging or granting a Lien on Collateral or guarantying the payment and performance of the Obligations, and any Lender or Agent for the benefit of Agent, the Lenders and other Secured Parties now or hereafter delivered to the Lenders or Agent pursuant to or in connection with the Loan Documents, as any of the foregoing may be amended, restated and/or modified from time to time. “Collection Account” means any deposit account of a Credit Party which is used exclusively for deposits of collections and proceeds of Collateral and not as a disbursement or operating account upon which checks or other drafts may be drawn. “Collections” means all cash, checks, notes, instruments, and other items of payment (including insurance proceeds, cash proceeds of asset sales, rental proceeds and tax refunds). “Commitment” means, for each Lender, its Revolving Loan Commitment. “Commitment Percentage” means, as to any Lender, the percentage equivalent of such Lender’s Revolving Loan Commitment divided by the Aggregate Revolving Loan Commitment; provided that following acceleration of the Loans, such term means, as to any Lender, the percentage equivalent of the principal amount of the Loans held by such Lender, divided by the aggregate principal amount of the Loans held by all Lenders. “Commodity Exchange Act” means the Commodity Exchange Act (7 U.S.C. § 1 et seq.).

10 “Competitor” means any Person that is an operating company directly and primarily engaged in substantially similar business operations as the Borrowers. “Compliance Certificate” as defined in Section 5.2(b). “Connection Income Taxes” means Other Connection Taxes that are imposed on or measured by net income (however denominated) or that are franchise Taxes or branch profit Taxes. “Consolidated Borrowing Base” means the Borrowing Bases of all Credit Parties on a consolidated basis. “Consolidated Borrowing Base Certificate” means a certificate of the Borrower Representative, on behalf of each Credit Party, in the form of Exhibit 5.2(e) for all Credit Parties on a consolidated basis. “Consolidated Capital Expenditures” means, without duplication, for any period, all expenditures for fixed or capital assets (including, for the avoidance of doubt, capitalized internal-use software) for the period of measurement determined in accordance with GAAP, including replacement, repairs and improvements but excluding (to the extent otherwise included), any such expenditures financed with (1) Net Proceeds from Dispositions, (2) cash proceeds from Stock issuances or capital contributions, (3) Net Proceeds from any Event of Loss to the extent such proceeds are actually applied to replace, repair or reconstruct the damaged Property or Property affected by the condemnation or taking in connection with such Event of Loss, or (4) cash proceeds of indemnity payments or third party reimbursements received by a Borrower or any of its Subsidiaries; Consolidated Capital Expenditures shall also exclude that portion of the purchase price of a Target in a Permitted Acquisition or other Acquisition permitted hereunder that constitutes a capital expenditure under GAAP. “Consolidated Cash Flow” means, for any period, (1) Consolidated EBITDA, minus (2) Consolidated Unfinanced Cash Capital Expenditures. “Consolidated EBITDA” means, for any period, net income (or loss) for the applicable period of measurement of Borrowers and their respective Subsidiaries (together with the other Persons whose income or loss is taken into account in as provided below in determining Consolidated EBITDA) on a consolidated basis determined in accordance with GAAP, without duplication of any item described under clause (a) or (b) below (and the term “duplication” shall include any cash reimbursement for any loss or expense or other item for which an add-back is provided below), in each case to the extent taken into account in the calculation of net income (or loss) for such period: (a) Less: (1) the income (or plus the loss) of any Person which is not a Subsidiary of a Borrower or any of its Subsidiaries, except to the extent of the amount of dividends or other distributions actually paid to a Borrower or any of its Subsidiaries in cash or Cash Equivalents by such Person and the payment of dividends or similar distributions by that Person was not at the time subject to the consent of a third party or prohibited by operation of the terms of its charter or of any agreement, instrument, judgment, decree, order, statute, rule or governmental regulation applicable to that Person, (2) [reserved], (3) the proceeds of any insurance (other than business interruption insurance),

11 (4) gains (or plus losses) from the sale, exchange, transfer or other disposition of Property not in the ordinary course of business of the Borrowers and their Subsidiaries, and related tax effects in accordance with GAAP, (5) income tax refunds received, in excess of income tax liabilities, (6) income (or plus the loss) from the early extinguishment of Indebtedness, net of related tax effects, (b) Plus: (1) depreciation and amortization, (2) Consolidated Net Interest Expense, (3) all Taxes on or measured by income (excluding income tax refunds), (4) [reserved], (5) all non-cash losses or reasonable and documented expenses (or minus non-cash income or gain), including non-cash adjustments resulting from the application of purchase accounting, non-cash expenses arising from grants of stock appreciation rights, stock options or restricted stock, non-cash impairment of good will and other long term intangible assets, unrealized non-cash losses (or minus unrealized non-cash gains) under Rate Contracts, unrealized non-cash losses (or minus unrealized non-cash gains) in such period due solely to fluctuations in currency values, but excluding any non-cash loss or expense (i) that is an accrual of a reserve for a cash expenditure or payment to be made, or anticipated to be made, in a future period or (ii) relating to a write-down, write off or reserve with respect to accounts receivable or Inventory, (6) fees and reasonable and documented out-of-pocket expenses incurred in connection with the negotiation, execution and delivery on the Closing Date of the Loan Documents, and (7) fees and reasonable, documented, out-of-pocket expenses incurred in connection with any amendments or waivers to this Agreement, the other Loan Documents. In determining Consolidated EBITDA for a particular period, pro forma effect will be given to any Permitted Acquisition since the first day of such period, as if such Permitted Acquisition occurred on the first day of such period. “Consolidated Fixed Charge Coverage Ratio” means, for any period, the ratio of: (1) Consolidated Cash Flow for such period, less for the Borrowers and their Subsidiaries all Taxes on or measured by income (excluding income tax refunds) paid or payable in cash with respect to such period, to (2) Consolidated Fixed Charges for such period. “Consolidated Fixed Charges” means for the Borrowers and their Subsidiaries, for such period, the sum of: (1) Consolidated Net Interest Expense for such period,

12 (2) Scheduled principal payments of Indebtedness during such period, and (3) Restricted Payments described in Section 6.8(b) paid in cash during such period. “Consolidated Funded Indebtedness” means, as of any date of measurement, all Indebtedness of the Borrowers and their Subsidiaries as of the date of measurement (i) of the types set forth in clauses (a), (b), (c) (solely in respect of letters of credit, and provided that such Indebtedness will be limited to the extent of drawn and unreimbursed amounts thereunder that are not cash collateralized), (d), (f), and (g) of the definition of Indebtedness, and (ii) of the type set forth in clause (j) of the definition of Indebtedness with respect to Indebtedness of the types contemplated by the preceding clause (i). “Consolidated Net Interest Expense” means for the Borrowers and their Subsidiaries for any period: (1) Gross interest expense (including that attributable to Capital Lease Obligations) for such period paid or required to be paid in cash (including all commissions, discounts, fees and other charges in connection with letters of credit and similar instruments and net amounts paid or payable and/or received or receivable under permitted Rate Contracts in respect of interest rates) for Borrowers and their Subsidiaries on a consolidated basis, less (2) Interest income for such period. “Consolidated Unfinanced Cash Capital Expenditures” means, for any period, Consolidated Capital Expenditures, less any such expenditures financed with (1) Capital Leases or (2) other Indebtedness of the Borrowers and their respective Subsidiaries; provided that Indebtedness, for this purpose, shall not include drawings under the Revolving Loan Commitment, Swingline Commitment or any other revolving credit facility. “Contractual Obligations” means, as to any Person, any provision of any security (whether in the nature of Stock, or otherwise) issued by such Person or of any agreement, undertaking, contract, indenture, mortgage, deed of trust or other instrument, document or agreement (other than a Loan Document) to which such Person is a party or by which it or any of its Property is bound or to which any of its Property is subject. “Contributing Credit Party” as defined in Section 10.21(b). “Control Agreement” means, with respect to any deposit account, securities account, commodity account, securities entitlement or commodity contract, an agreement, in form and substance satisfactory to Agent, among Agent, the financial institution or other Person at which such account is maintained or with which such entitlement or contract is carried, and the Credit Party maintaining such account or owning such entitlement or contract, effective to grant “control” (within the meaning of Articles 8 and 9 under the applicable UCC) over such account to Agent (and, if applicable, such holder or representative); provided that, it shall be understood that any Control Agreement with respect to any account maintained in Canada need not provide for “control” (within the meaning of Articles 8 and 9 under the applicable UCC) over such account to Agent so long as the terms thereof are reasonably acceptable to Agent in its Permitted Discretion (it being understood and agreed that executing and delivering its signature to any such Control Agreement and, if applicable, releasing the same from escrow, shall deem the terms thereof acceptable to Agent). “Controlled Account” as defined in Section 5.11. “Controlled Account Bank” as defined in Section 5.11.

13 “Conversion Date” means any date on which the Borrowers convert a Base Rate Loan to a SOFR Loan or a SOFR Loan to a Base Rate Loan. “Copyrights” means all rights, title and interests (and all related IP Ancillary Rights) arising under any Requirement of Law in or relating to copyrights and all mask work, database and design rights, whether or not registered or published, all registrations and recordations thereof and all applications in connection therewith. “Credit Parties” means each Borrower and each other Person that (i) executes a guaranty of the Obligations and (ii) grants a Lien on all or substantially all of its assets to secure payment of the Obligations. “Cure Amount” as defined in Section 7.4. “Cure Contribution” as defined in Section 7.4. “Cure Deadline” as defined in Section 7.4. “Cure Quarter” as defined in Section 7.4. “Default” means any event or circumstance that, with the passing of time or the giving of notice or both, would (if not cured or otherwise remedied during such time) become an Event of Default. “Defaulting Lender” means any Lender that: (a) has failed to (i) fund any payments required to be made by it under the Loan Documents within two (2) Business Days after any such payment is due (excluding expense and similar reimbursements that are subject to good faith disputes) or (ii) pay to Agent, any L/C Issuer, any Swing Lender or any other Lender any other amount required to be paid by it hereunder (including in respect of its participation in Letters of Credit or Swing Loans) within two (2) Business Days of the date when due, (b) has given written notice (and Agent has not received a revocation in writing), to a Borrower, Agent, any Lender, or any L/C Issuer or has otherwise publicly announced (and Agent has not received notice of a public retraction) that such Lender believes it will fail to fund payments or purchases of participations required to be funded by it under the Loan Documents or one or more other syndicated credit facilities, or (c) has, or any Person that directly or indirectly controls such Lender has, (i) become subject to a voluntary or involuntary case under the Bankruptcy Code or any similar bankruptcy laws, (ii) had a custodian, conservator, receiver or similar official appointed for it or any substantial part of such Person’s assets, (iii) made a general assignment for the benefit of creditors, been liquidated, or otherwise been adjudicated as, or determined by any Governmental Authority having regulatory authority over such Person or its assets to be, insolvent or bankrupt, or (iv) become the subject of a Bail-In Action, and for this clause (c), Agent has determined that such Lender is reasonably likely to fail to fund any payments required to be made by it under the Loan Documents. For purposes of this definition, control of a Person shall have the same meaning as in the second sentence of the definition of Affiliate. “Default Rate” means the applicable rate then in effect for such Loans plus two percent (2.0%) per annum.

14 “Dilution” means, as of any date of determination, a percentage, based upon the experience of the immediately prior twelve (12) months, that is the quotient of dividing the Dollar amount of (a) bad debt write-downs, discounts, advertising allowances, credits, or other dilutive items with respect to Credit Parties’ Accounts during such period, by (b) Credit Parties’ billings with respect to Accounts during such period. “Dilution Reserve” means, as of any date of determination, an amount sufficient to reduce the advance rate against Eligible Accounts by the extent to which Dilution is in excess of 5%. “Disposition” means (a) the sale, lease, conveyance or other disposition of Property and (b) the sale or transfer by a Borrower or any Subsidiary of a Borrower of any Stock issued by any Subsidiary of a Borrower. “Disqualified Institutions” means any Person that is (a) designated by the Borrower Representative, by written notice delivered to Agent on or prior to the Closing Date, as a (i) disqualified institution or (ii) Competitor or (b) clearly identifiable, solely on the basis of such Person’s name, as an Affiliate of any Person referred to in clause (a)(i) or (a)(ii) above; provided that Disqualified Institutions shall (A) exclude any Person that the Borrower Representative has designated as no longer being a Disqualified Institution by written notice delivered to Agent from time to time and (B) include (I) any Person that is added as a Competitor and (II) any Person that is clearly identifiable, solely on the basis of such Person’s name, as an Affiliate of any Person referred to in clause (B)(I), pursuant to a written supplement to the list of Competitors that are Disqualified Institutions, that is delivered by the Borrower Representative after the Closing Date to Agent. Such supplement shall become effective two (2) Business Days after the date that such written supplement is delivered to Agent, but which shall not apply retroactively to disqualify any Persons that have previously acquired an assignment or participation interest in the Loans and/or Commitments as permitted herein. “Disqualified Stock” means any Stock which, by its terms (or by the terms of any security or other Stock into which it is convertible or for which it is exchangeable), or upon the happening of any event or condition, (a) matures or is mandatorily redeemable, pursuant to a sinking fund obligation or otherwise, or is redeemable at the option of the holder thereof, in whole or in part, on or prior to the date that is ninety- one (91) days following the applicable Latest Maturity Date (excluding any provisions requiring redemption upon a “change of control” or similar event; provided that such “change of control” or similar event results in the occurrence of the Facility Termination Date), (b) is convertible into or exchangeable for (i) debt securities or (ii) any Stock referred to in (a) above, in each case, at any time on or prior to the date that is ninety-one (91) days following the applicable Latest Maturity Date at the time such Stock was issued, or (c) is entitled to receive scheduled dividends or distributions in cash prior to the date that is ninety-one (91) days following the applicable Latest Maturity Date; provided that (A) no Permitted Convertible Indebtedness shall constitute Disqualified Stock for purposes of this Agreement, and (B) Stock issued pursuant to any plan for the benefit of directors, officers, employees or consultants of such Person, or by any such plan to such directors, officers, employees or consultants, shall not constitute Disqualified Stock solely because such Stock may be required to be repurchased by such Person upon the death, disability, retirement or termination of employment or service of such director, officer, employee or consultant. “Division” means, in reference to any Person which is an entity, the division of such Person into two (2) or more separate Persons with the dividing Person either continuing or terminating its existence as part of the division including as contemplated under Section 18-217 of the Delaware Limited Liability Act for limited liability companies formed under Delaware law or any analogous action taken pursuant to any applicable law with respect to any corporation, limited liability company, partnership or other entity. The word “Divide”, when capitalized shall have correlative meaning.

15 “Dollars”, “dollars” and “$” each mean lawful money of the United States. “Domestic Subsidiary” means any Subsidiary incorporated, organized or otherwise formed under the laws of the United States, any state thereof or the District of Columbia. “DQ List” as defined in Section 10.9(g)(ii). “EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent. “EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway. “EEA Resolution Authority” means any public administrative authority or any Person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution. “Electronic Transmission” means each document, instruction, authorization, file, information and any other communication transmitted, posted or otherwise made or communicated by e-mail, or otherwise to or from an E-System. “Eligible Accounts” means each Account owing to a Credit Party and properly reflected as “Eligible Accounts” in the most recent Consolidated Borrowing Base Certificate delivered by Borrower Representative to Agent; provided that Eligible Accounts shall not include the following: (a) [Past Due Accounts] Accounts that are not paid within the earlier of ninety (90) days following its due date or one hundred twenty (120) days following its original invoice date; (b) [Cross Aged Accounts] Accounts that are the obligations of an Account Debtor if fifty percent (50%) or more of the Dollar amount of all Accounts owing by that Account Debtor are ineligible under clause (a) of this definition; (c) [Foreign Accounts] Accounts that are the obligations of an Account Debtor located in a foreign country other than Canada unless payment thereof is assured by a letter of credit assigned and delivered to Agent, satisfactory to Agent as to form, amount and issuer; (d) [Government Accounts] Accounts that are the obligation of a Governmental Payor unless Agent, in its Permitted Discretion, has agreed to the contrary in writing, or the applicable Credit Party has complied with respect to such obligation with the Federal Assignment of Claims Act of 1940, or any applicable state, county or municipal law restricting the assignment thereof with respect to such obligation; (e) [Contra Accounts] Accounts to the extent a Borrower or any Subsidiary thereof is liable for goods sold or services rendered by the applicable Account Debtor to such Borrower or any Subsidiary thereof but only to the extent of the potential offset;

16 (f) [Chargebacks/Partial Payments/Disputed] any Account to the extent that any defense, counterclaim, setoff or dispute is asserted as to such Account but only to the extent of the potential offset; (g) [Inter-Company/Affiliate Accounts] Accounts that arise from a sale to any Affiliate of any Credit Party; (h) [Concentration Risk] Accounts to the extent that such Account, together with all other Accounts owing by such Account Debtor and its Affiliates as of any date of determination exceed twenty percent (20%) of all Eligible Accounts; (i) [Credit Risk] Accounts that are otherwise determined to be unacceptable by Agent in its Permitted Discretion, upon the delivery of at least five (5) Business Days’ prior written notice of such determination to the Borrower Representative; (j) [Unbilled] Accounts with respect to which an invoice has not been sent to the applicable Account Debtor; (k) [Defaulted Accounts; Bankruptcy] Accounts where (i) the Account Debtor obligated upon such Account suspends business, makes a general assignment for the benefit of creditors or fails to pay its debts generally as they come due; or (ii) a petition is filed by or against any Account Debtor obligated upon such Account under any bankruptcy law or any other federal, state or foreign (including any provincial) receivership, insolvency relief or other law or laws for the relief of debtors, in each case to the extent a Borrower has actual or constructive knowledge of such occurrence; (l) [Employee Accounts] Accounts that arise from a sale to any director, officer, other employee, or to any entity that has any common officer or director with any Credit Party; (m) [Progress Billing] Accounts (i) as to which a Credit Party is not able to bring suit or otherwise enforce its remedies against the Account Debtor through judicial process, or (ii) if the Account represents a progress billing consisting of an invoice for goods sold or used or services rendered pursuant to a contract under which the Account Debtor’s obligation to pay that invoice is subject to a Credit Party’s completion of further performance under such contract or is subject to the equitable lien of a surety bond issuer; (n) [Bill and Hold] Accounts that arise with respect to goods that are delivered on a bill-and-hold basis; (o) [C.O.D] Accounts that arise with respect to goods that are delivered on a cash-on- delivery basis; (p) [Credit Limit] Accounts to the extent such Account exceeds any credit limit established by Agent, in its Permitted Discretion, following at least five (5) Business Days’ prior written notice of such limit by Agent to the Borrower Representative; (q) [Non-Acceptable Alternative Currency] Accounts that are payable in any currency other than United States Dollars;

17 (r) [Other Liens Against Receivables] Accounts that (i) are not owned by a Credit Party or (ii) are subject to any right, claim, Lien or other interest of any other Person, other than (A) Liens in favor of Agent, securing the Obligations and (B) non-consensual Permitted Liens; (s) [Judgments, Notes or Chattel Paper] Accounts that are evidenced by a judgment, Instrument or Chattel Paper; (t) [Not Bona Fide] Accounts that are not true and correct statements of bona fide obligations incurred in the amount of such Account for merchandise sold to or services rendered and accepted by the applicable Account Debtor; (u) [Ordinary Course; Sales of Equipment or Bulk Sales] Accounts that do not arise from the sale of goods or the performance of services by a Credit Party in the ordinary course of business, including sales of Equipment, bulk sales and Accounts that arise from personal injury claims or from services performed or undertaken in violation of any Requirement of Law; (v) [Not Perfected] Accounts as to which Agent’s Lien thereon, on behalf of itself and the other Secured Parties, is not a first priority perfected Lien, subject to Permitted Liens; or (w) [Deferred Revenue; Prepayments] Accounts consisting of deferred revenue or prepayments on accounts payable. In calculating delinquent portions of Accounts under clauses (a) and (b) of this definition, credit balances more than ninety (90) days old will be excluded. “Employee Benefit Plan” means any employee benefit plan as defined in Section 3(3) of ERISA (whether governed by the laws of the United States or otherwise) to which any Credit Party or any Subsidiary of a Credit Party incurs or otherwise has any Liabilities. “Environmental Assessment” means an environmental site assessment that meets the United States Environmental Protection Agency’s All Appropriate Inquiries Rule as codified in the Code of Federal Regulations (“C.F.R.”) at 40 C.F.R. Part 312. “Environmental Laws” means all Requirements of Law and Permits imposing liability or standards of conduct for or relating to the regulation and protection of human health or worker safety (as such relate to exposure to Hazardous Materials), the environment and natural resources, including public notification requirements and environmental transfer of ownership, notification or approval statutes. “Environmental Liabilities” means all Liabilities (including costs of removal and remedial actions, natural resource damages and costs and expenses of investigation and feasibility studies, including the cost of environmental consultants and Attorney Costs) that may be imposed on, incurred by or asserted against any Credit Party or any Subsidiary of any Credit Party as a result of, or related to, any claim, suit, action, investigation, proceeding or demand by any Person, whether based in contract, tort, implied or express warranty, strict liability, criminal or civil statute or common law or otherwise, arising under any Environmental Law related to or resulting from the ownership, lease, sublease or other operation or occupation of property by any Credit Party or any Subsidiary of any Credit Party, whether on, prior or after the Closing Date. “Equipment” means all “equipment,” as such term is defined in the UCC, now owned or hereafter acquired by any Credit Party, wherever located.

18 “ERISA” means the United States Employee Retirement Income Security Act of 1974. “ERISA Affiliate” means, collectively, any Credit Party, any Subsidiary of a Credit Party, and any Person under common control or treated as a single employer with, any Credit Party or any Subsidiary of a Credit Party, within the meaning of Section 414(b) or (c) of the Code, and solely with respect to Section 412 of the Code (and other provisions of the Code significantly related thereto (e.g., Sections 430 through 436 of the Code)), under Section 414(m) or (o) of the Code. “ERISA Event” means any of the following: (a) a reportable event described in Section 4043(b) or (c) of ERISA (or, unless the 30-day notice requirement has been duly waived under the applicable regulations) with respect to a Title IV Plan; (b) the withdrawal of any ERISA Affiliate from a Title IV Plan subject to Section 4063 of ERISA during a plan year in which it was a substantial employer, as defined in Section 4001(a)(2) of ERISA; (c) the complete or partial withdrawal of any ERISA Affiliate from any Multiemployer Plan; (d) with respect to any Multiemployer Plan, the filing of a notice of insolvency or termination, or treatment of a plan amendment as termination, under Section 4041A of ERISA; (e) the filing of a notice of intent to terminate a Title IV Plan, or treatment of a plan amendment as termination, under Section 4041 of ERISA; (f) the institution of proceedings to terminate a Title IV Plan or Multiemployer Plan by the PBGC; (g) the failure to make any required contribution to any Title IV Plan or Multiemployer Plan when due; (h) the imposition of a Lien under Section 412 or 430(k) of the Code or Section 303 or 4068 of ERISA on any property (or rights to property, whether real or personal) of any ERISA Affiliate; (i) a Title IV plan is in “at risk” status within the meaning of Code Section 430(i); (j) a Multiemployer Plan is in “endangered status” or “critical status” within the meaning of Section 432(b) of the Code; and (k) any other event or condition that constitutes grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Title IV Plan or Multiemployer Plan or for the imposition of any liability upon any ERISA Affiliate under Title IV of ERISA other than for contributions to Title IV Plans and Multiemployer Plans in the ordinary course and PBGC premiums due but not delinquent. “Erroneous Payment” as defined Section 2.11(d)(iii)(A). “EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time. “Event of Default” as defined in Section 8.1. “Event of Loss” means, with respect to any Property, any of the following: (a) any loss, destruction or damage of such Property; or (b) any condemnation, seizure or taking, by exercise of the power of eminent domain or otherwise, of such Property, or confiscation of such Property or the requisition of the use of such Property. “Exchange Act” means the Securities Exchange Act of 1934. “Excluded Accounts” means any (a) accounts the funds in which are used solely for the payment of payroll, salaries and wages, employee benefits, workers’ compensation and similar expenses; provided that any such account (i) cannot be funded earlier than the first day of the applicable pay period and (ii) shall only be funded with amounts reasonably estimated to be required for the current pay period (including expected bonuses), (b) petty cash accounts, amounts on deposit in which do not exceed $100,000 in the aggregate at any one time, (c) withholding tax, trust, escrow and fiduciary accounts, (d) disbursement accounts that are zero balance accounts, in which the amounts on deposit in such disbursement accounts do not exceed the amount of outstanding checks and wire transfers payable from such accounts and amounts necessary to meet minimum balance requirements, and (e) accounts maintaining patient funds.

19 “Excluded Domestic Holdco” means a Domestic Subsidiary substantially all of the assets of which consist of Stock of one or more Excluded Foreign Subsidiaries that has not guaranteed or pledged any of its assets to secure, or with respect to which there shall not have been pledged two-thirds or more of the voting Stock to secure, any Indebtedness (other than the Loans) of a Credit Party or any other Subsidiary of any Borrower which is a United States person within the meaning of Section 7701(a)(30) of the Code. “Excluded Domestic Subsidiary” means any Domestic Subsidiary that is (a) a direct or indirect Subsidiary of an Excluded Foreign Subsidiary, (b) an Excluded Domestic Holdco or (c) not a Wholly- Owned Subsidiary. “Excluded Foreign Subsidiary” means a Foreign Subsidiary. “Excluded Rate Contract Obligation” means, with respect to any Guarantor, any guarantee of any Swap Obligations under a Secured Rate Contract if, and only to the extent that and for so long as, all or a portion of the guarantee of such Guarantor of, or the grant by such Guarantor of a security interest to secure, such Swap Obligation under a Secured Rate Contract (or any guarantee thereof) is or becomes illegal under the Commodity Exchange Act or any rule, regulation or order of the Commodity Futures Trading Commission (or the application or official interpretation of any thereof) by virtue of such Guarantor’s failure for any reason to constitute an “eligible contract participant” as defined in the Commodity Exchange Act at the time the guarantee of such Guarantor or the grant of such security interest becomes effective with respect to such Swap Obligation under a Secured Rate Contract. If a Swap Obligation under a Secured Rate Contract arises under a master agreement governing more than one swap, such exclusion shall apply only to the portion of such Swap Obligation under a Secured Rate Contract that is attributable to swaps for which such guarantee or security interest is or becomes illegal. “Excluded Subsidiary” means each Excluded Domestic Subsidiary and each Excluded Foreign Subsidiary. “Excluded Tax” means with respect to any Secured Party: (a) Taxes measured by net income, however denominated (including branch profit Taxes) and franchise Taxes imposed in lieu of net income Taxes, in each case (i) imposed on any Secured Party as a result of being organized under the laws of, or having its principal office or, in the case of any Lender, its applicable Lending Office located in, the jurisdiction imposing such Tax (or any political subdivision thereof) or (ii) that are Other Connection Taxes; (b) withholding Taxes to the extent that the obligation to withhold amounts existed on the date that such Person became a Secured Party under this Agreement in the capacity under which such Person makes a claim under Section 11.1(b) or designates a new Lending Office, except in each case to the extent such Person is a direct or indirect assignee (other than pursuant to Section 10.20) of any other Secured Party that was entitled, at the time the assignment to such Person became effective, to receive additional amounts under Section 11.1(b); (c) Taxes that are directly attributable to the failure (other than as a result of a change in any Requirement of Law) by any Secured Party to deliver the documentation required to be delivered pursuant to Section 11.1(g); and (d) any United States federal withholding Taxes imposed under FATCA. “Exempt Accounts” means, collectively, (i) all Excluded Accounts of the types described in clauses (a), (c) and (e) of the definition thereof, and (ii) such other accounts as the Administrative Agent and Borrower Representative shall mutually agree in writing (which may be via e-mail) to designate as “Exempt Accounts” from time to time. “Existing Facility” means that certain Second Amended and Restated Loan and Security Agreement, dated as of May 5, 2020, between Silicon Valley Bank and Phreesia (as amended, restated, amended and restated, supplemented or otherwise modified from time to time prior to the Closing Date).

20 “E-Signature” means the process of attaching to or logically associating with an Electronic Transmission an electronic symbol, encryption, digital signature or process (including the name or an abbreviation of the name of the party transmitting the Electronic Transmission) with the intent to sign, authenticate or accept such Electronic Transmission. “E-System” means any electronic system approved by Agent, including Syndtrak®, Intralinks® and ClearPar® and any other Internet or extranet-based site, whether such electronic system is owned, operated or hosted by Agent, any of its Related Persons or any other Person, providing for access to data protected by passcodes or other security system. “Facility Termination Date” means the date on which (a) the Revolving Loan Commitments have terminated, (b) all Loans have been paid and satisfied in full in cash, and (c) all L/C Reimbursement Obligations and all other non-contingent Obligations (including Secured Rate Contract Obligations and Secured Cash Management Obligations to the extent Agent has theretofore been notified in writing by the holder thereof that such Secured Rate Contract Obligations or Secured Cash Management Obligations are then due and payable) have been paid and satisfied in full in cash or there shall have been deposited in respect of any such unpaid amount cash collateral (or, as an alternative to cash collateral, in the case of any Letter of Credit Obligation, Agent shall have received a back-up letter of credit) with respect to all contingent Obligations (excluding contingent Obligations (other than L/C Reimbursement Obligations) as to which no claim has been asserted, Secured Rate Contract Obligations and Secured Cash Management Obligations) in amounts (not to exceed 105% of the amount of the underlying obligations) and on terms and conditions and with parties reasonably satisfactory to Agent and each Indemnitee that is, or may be, owed such Obligations (it being understood and agreed that cash collateral deposited with the Agent in an amount equal to 105% of the amount of the underlying obligations shall be deemed satisfactory to each Indemnitee). “FATCA” means Sections 1471, 1472, 1473 and 1474 of the Code, as of the Closing Date (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), current or future United States Treasury Regulations promulgated thereunder and published guidance with respect thereto, any agreements entered into pursuant to Section 1471(b)(1) of the Code and any fiscal or regulatory legislation, rules or practices adopted pursuant to any applicable intergovernmental agreements, treaty or convention among Governmental Authorities with respect thereto. “FCPA” as defined in Section 4.22(c). “Federal Funds Rate” means, for any period, a fluctuating interest rate per annum equal for each day during such period to the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System, as determined by Agent in a commercially reasonable manner, but in no event less than zero percent (0.0%) per annum. “Federal Reserve Board” means the Board of Governors of the Federal Reserve System, or any entity succeeding to any of its principal functions. “Fee Letter” as defined in Section 2.9(a). “Final Availability Date” means the earlier of (a) one (1) Business Day prior to the date specified in clause (a) of the definition of Revolving Termination Date and (b) the date on which the Aggregate Revolving Loan Commitment shall terminate in accordance with the provisions of this Agreement. “Fiscal Quarter” means any of the quarterly accounting periods of the Borrowers and their Subsidiaries ending on April 30, July 31, October 31 and January 31 of each year.

21 “Fiscal Year” means any of the annual accounting periods of the Borrowers and their Subsidiaries ending on January 31 of each year. “Floor” means zero percent (0.00%) per annum. “Foreign Subsidiary” means, with respect to any Person, a Subsidiary of such Person, which Subsidiary is not a Domestic Subsidiary. “Funding Credit Party” as defined in Section 10.21(b). “GAAP” means generally accepted accounting principles in the United States, as in effect from time to time, subject to Section 1.3. “Governmental Authority” means any nation, sovereign or government, any state or other political subdivision thereof, any agency, authority or instrumentality thereof and, any entity or authority thereof exercising executive, legislative, taxing, judicial, regulatory or administrative functions of or pertaining to government, including any central bank, stock exchange, regulatory body, arbitrator, public sector entity, supra-national entity (including the European Union and the European Central Bank) and any self-regulatory organization (including the National Association of Insurance Commissioners). Governmental Authority shall include any agency, branch or other governmental body charged with the responsibility and/or vested with the authority to administer and/or enforce Health Care Laws. “Governmental Payors” means any Account Debtor that is the United States government or a political subdivision thereof, or any state, county or municipality or department or agency thereof excluding (i) CMS, and (ii) any publicly owned health care services providers, including, but not limited to, state or county-owned hospitals and their affiliates. “Guarantor” means any Person that has guaranteed any Obligations. “Guaranty and Security Agreement” means that certain Guaranty and Security Agreement, dated as of even date herewith, made by the Credit Parties in favor of Agent, for the benefit of the Secured Parties. “Hazardous Material” means any substance, material or waste that is classified, regulated or otherwise characterized under any Environmental Law as hazardous, toxic, a contaminant or a pollutant or by other words of similar meaning or regulatory effect, including petroleum or any fraction thereof, asbestos, per- and polyfluoroalkyl substances, polychlorinated biphenyls, and radioactive substances. “Health Care Laws” means all Requirements of Law at any time applicable to each respective Credit Party’s and/or its respective Subsidiaries’ health care services and/or arrangements with individuals and entities providing health care services (as applicable), including Requirements of Law relating to (a) fraud and abuse (including the following statutes, as amended, modified or supplemented from time to time and any successor statutes thereto and regulations promulgated from time to time thereunder: the federal Anti-Kickback Statute (42 U.S.C. § 1320a-7b(b)); the civil False Claims Act (31 U.S.C. § 3729 et seq.); Sections 1320a-7 and 1320a-7a and 1320a-7b of Title 42 of the United States Code); (b) the licensure or regulation of healthcare providers, suppliers, professionals, facilities or payors; (c) Privacy and Security Laws; (d) laws regulating the provision of free or discounted care or services; and (e) any and all other applicable federal, state or local health care laws, rules, codes, statutes, regulations, manuals, orders, ordinances, administrative guidance and requirements, as the same may be amended, modified or supplemented from time to time, and any successor statute thereto.

22 “Health Care Permits” means any and all Permits issued or required under applicable Health Care Laws. “HIPAA” means the (a) Health Insurance Portability and Accountability Act of 1996; and (b) the Health Information Technology for Economic and Clinical Health Act (Title XIII of the American Recovery and Reinvestment Act of 2009); in each case with respect to the laws described in clauses (a) and (b) of this definition, as the same may be amended, modified or supplemented from time to time, any successor statutes thereto, any and all rules or regulations promulgated from time to time thereunder. “Incremental Effective Date” as defined in Section 2.1(e)(i). “Incremental Facility” and “Incremental Facilities” as defined in Section 2.1(e)(i). “Incremental Facility Request” as defined in Section 2.1(e)(i). “Incremental Joinder Agreement” as defined in Section 2.1(e)(iv). “Incremental Revolving Loans” as defined in Section 2.1(e)(i). “Incremental Revolving Loan Commitment” as defined in Section 2.1(e)(i). “Indebtedness” of any Person means, without duplication: (a) all indebtedness for borrowed money; (b) all obligations issued, undertaken or assumed as the deferred purchase price of Property or services (other than (i) trade payables entered into in the ordinary course of business, (ii) purchase price adjustments, indemnity obligations and earn-out obligations, in each case, in connection with Permitted Acquisitions, in each case in respect of this clause (ii) unless required to be reflected as liabilities on the balance sheet of such Person in accordance with GAAP), and (iii) to the extent not overdue, working capital adjustments in connection with Permitted Acquisitions and other Permitted Investments; (c) the face amount of all letters of credit issued for the account of such Person (or for which such Person is liable) and without duplication, all drafts drawn thereunder and all reimbursement or payment obligations with respect to letters of credit, surety bonds and other similar instruments issued by such Person (or for which such Person is liable); (d) all obligations evidenced by notes, bonds, debentures or similar instruments (including, for the avoidance of doubt, (i) obligations so evidenced incurred in connection with the acquisition of Property, assets or businesses, and (ii) Permitted Convertible Indebtedness); (e) all indebtedness created or arising under any conditional sale or other title retention agreement, or incurred as financing, in either case with respect to Property acquired by such Person (even though the rights and remedies of the seller or lender under such agreement in the event of default are limited to repossession or sale of such Property); (f) all Capital Lease Obligations; (g) the principal balance outstanding under any synthetic lease, off-balance sheet loan or similar off balance sheet financing product;

23 (h) all obligations of such Person, whether or not contingent, to purchase, redeem, retire, defease or otherwise make any payment in respect of Disqualified Stock on or prior to the date that is ninety-one (91) days following the applicable Latest Maturity Date, valued at, in the case of redeemable preferred Stock, the greater of the voluntary liquidation preference and the involuntary liquidation preference of such Stock plus accrued and unpaid dividends; (i) all indebtedness referred to in clauses (a) through (h) above secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien upon or in Property (including Accounts and contracts rights) owned by such Person, even though such Person has not assumed or become liable for the payment of such indebtedness; (j) all direct or indirect liability, contingent or otherwise, of that Person with respect to any other Indebtedness of another Person if the primary purpose or intent of the Person incurring such liability, or the primary effect thereof, is to provide assurance to the obligee of such liability that such liability will be paid or discharged; (k) all direct or indirect liability, contingent or otherwise, of that Person under any Rate Contracts; or (l) all direct or indirect liability, contingent or otherwise, of that Person to make take- or-pay or similar payments if required regardless of nonperformance by any other party or parties to an agreement. The amount of any Indebtedness that is only recourse to specific assets of a Borrower and/or its Subsidiaries (and not any Borrower or any of their Subsidiaries generally) shall be deemed to be equal to the lesser of (x) the principal amount of such Indebtedness and (y) the fair market value of the assets of such Borrower and/or its Subsidiaries to which such Indebtedness has recourse. The amount of any Indebtedness under the foregoing clauses (j) through (l) shall be equal to the amount of the obligation so guarantied or otherwise supported or, if not a fixed and determined amount, the maximum reasonably estimable amount so guarantied or supported. Notwithstanding the foregoing, the term “Indebtedness” shall not include (i) deferred or prepaid revenue arising in the ordinary course of business, (ii) funded purchase price holdbacks in respect of a portion of the purchase price of an asset to satisfy warranty, indemnity or other unperformed obligations of the respective seller, (iii) for the avoidance of doubt, any preferred Capital Stock (other than Disqualified Stock) issued by the Borrowers or any other Credit Party, and (iv) any executive retention bonuses or similar obligations in the ordinary course of business to the extent such obligation is not shown as a liability on the balance sheet of such Person in accordance with GAAP and is fully-earned and no longer contingent. “Indemnified Matters” as defined in Section 10.6. “Indemnified Tax” means (a) any Tax other than an Excluded Tax and (b) to the extent not otherwise described in clause (a), Other Taxes. “Indemnitee” as defined in Section 10.6. “Insolvency Proceeding” means (a) any case, action or proceeding before any court or other Governmental Authority relating to bankruptcy, reorganization, insolvency, liquidation, receivership, dissolution, winding-up or relief of debtors, or (b) any general assignment for the benefit of creditors, composition, marshaling of assets for creditors, or other, similar arrangement in respect of its creditors

24 generally or any substantial portion of its creditors; in each case in (a) and (b) above, undertaken under U.S. federal, state or foreign law, including the Bankruptcy Code. “Intellectual Property” means all rights, title and interests in or relating to (a) intellectual property and industrial property arising under any Requirement of Law, including all Copyrights, Patents, Software, Trademarks, Trade Secrets, (b) all IP Ancillary Rights relating thereto and (c) IP Licenses. “Interest Accrual Method” means that all computations of fees and interest (other than interest accruing on Base Rate Loans) payable under this Agreement shall be made on the basis of a 360-day year and actual days elapsed. All computations of interest accruing on Base Rate Loans payable under this Agreement shall be made on the basis of a 365-day year (366 days in the case of a leap year) and actual days elapsed. Interest and fees shall accrue during each period during which interest or such fees are computed from the first day thereof to the last day thereof. All interest hereunder on any Loan shall be computed on a daily basis based upon the outstanding principal amount of such Loan as of the applicable date of determination. “Interest Payment Date” means, (a) with respect to any SOFR Loan (other than a SOFR Loan having an Interest Period longer than three (3) months), the last Business Day of each Interest Period applicable to such Loan, (b) with respect to any SOFR Loan having an Interest Period of three (3) or more months, the last Business Day of each three (3) month interval and, without duplication, the last Business Day of such Interest Period, and (c) with respect to Base Rate Loans (including Swing Loans) the last Business Day of each calendar quarter. “Interest Period” means, with respect to any SOFR Loan, the period commencing on the Business Day such Loan is disbursed or continued or on the Conversion Date on which a Base Rate Loan is converted to a SOFR Loan and ending on the date one, three, or six months thereafter, as selected by the Borrower Representative in its Notice of Borrowing or Notice of Conversion/Continuation; provided that: (a) if any Interest Period pertaining to a SOFR Loan would otherwise end on a day which is not a Business Day, that Interest Period shall be extended to the next succeeding Business Day unless the result of such extension would be to carry such Interest Period into another calendar month, in which event such Interest Period shall end on the immediately preceding Business Day; (b) any Interest Period pertaining to a SOFR Loan that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of the calendar month at the end of such Interest Period; and (c) no Interest Period for any Revolving Loan shall extend beyond the date specified in clause (a) of the definition of Revolving Termination Date. “Inventory” means all “inventory” (as such term is defined in the UCC) of the Borrowers and their Subsidiaries. “Investments” as defined in Section 6.4. “IP Ancillary Rights” means, with respect to any Intellectual Property (of the type described in clause (a) of the definition of Intellectual Property), as applicable, all foreign counterparts to, and all divisionals, reversions, continuations, continuations-in-part, reissues, reexaminations, renewals and extensions of, such Intellectual Property and all income, royalties, proceeds and Liabilities at any time due or payable or asserted under or with respect to any of the foregoing or otherwise with respect to such

25 Intellectual Property, including all rights to sue or recover at law or in equity for any past, present or future infringement, misappropriation, dilution, violation or other impairment thereof, and, in each case, all rights to obtain any other IP Ancillary Right. “IP License” means all Contractual Obligations (and all related IP Ancillary Rights), whether written or oral, granting any right, title and interest in or relating to any Intellectual Property of the type described in clause (a) of the definition of Intellectual Property. “IRS” means the Internal Revenue Service of the United States and any successor thereto. “Issue” means, with respect to any Letter of Credit, to issue, extend the expiration date of, renew (including by failure to object to any automatic renewal on the last day such objection is permitted), increase the face amount of, or reduce or eliminate any scheduled decrease in the face amount of, such Letter of Credit, or to cause any Person to do any of the foregoing. The terms “Issued” and “Issuance” have correlative meanings. “Latest Maturity Date” means, at any date of issuance of any Stock, the latest maturity or expiration date applicable to any Loan or Commitment hereunder at such time, including the latest maturity or expiration date of any Incremental Revolving Loan or any Incremental Revolving Loan Commitment, in each case as extended in accordance with this Agreement from time to time. “L/C Issuer” means any Lender or an Affiliate thereof or a bank or other legally authorized Person, in each case, reasonably acceptable to Agent, in such Person’s capacity as an issuer of Letters of Credit hereunder. “L/C Reimbursement Agreement” as defined in Section 2.1(c)(i)(C). “L/C Reimbursement Date” as defined in Section 2.1(c)(v). “L/C Reimbursement Obligation” means, for any Letter of Credit, the obligation of the Borrowers to the L/C Issuer thereof or to Agent, as and when matured, to pay all amounts drawn under such Letter of Credit. “L/C Request” as defined in Section 2.1(c)(ii). “L/C Sublimit” as defined in Section 2.1(c)(i)(A). “Lead Arranger” means Capital One, National Association. “Lender” as defined in the preamble hereto. “Lending Office” means, with respect to any Lender, the office or offices of such Lender specified as its “Lending Office” beneath its name on the applicable signature page hereto, or such other office or offices of such Lender as it may from time to time notify the Borrower Representative and Agent. “Letter of Credit” means documentary or standby letters of credit Issued for the account of the Borrowers by L/C Issuers, and bankers’ acceptances issued by a Borrower in connection therewith, for which Agent and Lenders have incurred Letter of Credit Obligations. “Letter of Credit Fee” as defined in Section 2.9(c).

26 “Letter of Credit Obligations” means all outstanding obligations incurred by Agent and Lenders at the request of the Borrowers or the Borrower Representative, whether direct or indirect, contingent or otherwise, due or not due, in connection with the Issuance of Letters of Credit by L/C Issuers or the purchase of a participation as set forth in Section 2.1(c) with respect to any Letter of Credit. The amount of such Letter of Credit Obligations shall equal the maximum amount that may be payable by Agent and Lenders thereupon or pursuant thereto. “Liabilities” means all claims, actions, suits, judgments, damages, losses, liability, obligations, responsibilities, fines, penalties, sanctions, costs, fees, attorney’s fees, Taxes, commissions, charges, disbursements and expenses (including those incurred upon any appeal or in connection with the preparation for and/or response to any subpoena or request for document production relating thereto), in each case of any kind or nature (including interest accrued thereon or as a result thereto and fees, charges and disbursements of financial, legal and other advisors and consultants), whether joint or several, whether or not indirect, contingent, consequential, actual, punitive, treble or otherwise. “Lien” means any mortgage, deed of trust, pledge, hypothecation, collateral assignment, charge, deposit arrangement, encumbrance, easement, lien (statutory or otherwise), security interest or other security arrangement and any other preference, priority or preferential arrangement of any kind or nature whatsoever, including any conditional sale contract or other title retention agreement, the interest of a lessor under a Capital Lease and any synthetic or other financing lease having substantially the same economic effect as any of the foregoing. “Liquidity” means, as of any date of determination, Availability plus unrestricted cash and Cash Equivalents (without duplication of any amount of Qualified Cash included in the calculation of Availability) of the Credit Parties (a) maintained in a deposit account subject to a Control Agreement or (b) otherwise subject to the “control” (within the meaning of Articles 8 and 9 of the applicable UCC) of Agent as of such date. “Loan” means any loan made or deemed made by any Lender hereunder. “Loan Documents” means this Agreement, the Notes, the Fee Letter, the Collateral Documents, all agreements entered into with respect to the Letters of Credit, the Master Agreement for Standby Letters of Credit, and all documents delivered to Agent and/or any Lender in connection with any of the foregoing (excluding any Secured Rate Contract or any Secured Cash Management Agreement). “Margin Stock” means “margin stock” as such term is defined in Regulation T, U or X of the Federal Reserve Board. “Master Agreement for Standby Letters of Credit” means that certain Master Agreement for Standby Letters of Credit, dated as of the Closing Date between the Borrower Representative on behalf of all Credit Parties and Capital One, as an L/C Issuer. “Material Adverse Effect” means an effect that results in or causes a material adverse change in any of (a) the financial condition, business, performance, operations, liabilities or Property of the Credit Parties and their Subsidiaries taken as a whole; (b) the ability of the Credit Parties and their Subsidiaries, taken as a whole, to perform their obligations under the Loan Documents, taken as a whole; or (c) the validity or enforceability of any Loan Document or the rights and remedies of Agent, the Lenders and the other Secured Parties under the Loan Documents, taken as a whole.

27 “Material Contract” means any agreement or arrangement to which a Borrower or Subsidiary is party (other than the Loan Documents) for which breach, termination, nonperformance or failure to renew or replace could reasonably be expected to have a Material Adverse Effect. “Material Environmental Liabilities” means Environmental Liabilities exceeding, in the aggregate, the Threshold Amount. “Material Indebtedness” means any Indebtedness (other than the Obligations but including Secured Rate Contract Obligations, Secured Cash Management Obligations and Permitted Convertible Indebtedness) of any Credit Party or any of its Subsidiaries having an aggregate principal amount (including undrawn committed or available amounts and including amounts owing to all creditors under any combined or syndicated credit arrangement) in excess of the Threshold Amount. “Maximum Loan Cap” means, as of any date of determination, the lesser of (A) the Consolidated Borrowing Base (as calculated pursuant to the Consolidated Borrowing Base Certificate) in effect from time to time and (B) the Aggregate Revolving Loan Commitment then in effect. “Maximum Lawful Rate” as defined in Section 2.3(d). “Medicaid” means, collectively, the health care assistance program established by Title XIX of the Social Security Act (42 U.S.C. 1396 et seq.) and any statutes succeeding thereto, and all laws, rules, regulations, manuals, orders or requirements pertaining to such program, including (a) all federal statutes affecting such program; (b) all state statutes and plans for medical assistance enacted in connection with such program and federal rules and regulations promulgated in connection with such program; and (c) all applicable provisions of all rules, regulations, manuals, orders and administrative, reimbursement, and requirements of all Governmental Authorities promulgated in connection with such program (whether or not having the force of law), in each case as the same may be amended, supplemented or otherwise modified from time to time. “Medicare” means, collectively, the health insurance program for the aged and disabled established by Title XVIII of the Social Security Act (42 U.S.C. 1395 et seq.) and any statutes succeeding thereto, and all laws, rules, regulations, manuals, orders or requirements pertaining to such program including (a) all federal statutes (whether set forth in Title XVIII of the Social Security Act (42 U.S.C. 1395 et seq.) or elsewhere) affecting such program; and (b) all applicable provisions of all rules, regulations, manuals, orders, administrative, reimbursement and requirements of all Governmental Authorities promulgated in connection with such program (whether or not having the force of law), in each case as the same may be amended, supplemented or otherwise modified from time to time. “Minimum Revolving Credit Borrowing Amount” means the lesser of (a) $100,000, and (b) Availability. “MNPI” as defined in Section 10.10(a). “Moody’s” means Moody’s Investors Service, Inc. “Mortgage” means any deed of trust, mortgage, deed to secure debt, or other document creating a Lien on fee owned Real Estate owned by any Credit Party made in favor of, or for the benefit of, Agent (or a nominee or sub-agent therefor) for the benefit of the Secured Parties (or any one or more of them), in form and substance reasonably satisfactory to Agent and the Borrower Representative (taking into account the law of the jurisdiction in which such deed of trust, mortgage, deed to secure debt, or other document is to be recorded).

28 “Multiemployer Plan” means any multiemployer plan, as defined in Section 3(37) or 4001(a)(3) of ERISA, as to which any ERISA Affiliate incurs or otherwise has any obligation or Liabilities (including any contingent or secondary Liabilities). “Net Proceeds” means proceeds in cash, checks or other cash equivalent financial instruments (including Cash Equivalents) as and when received by the Person making a Disposition, as well as insurance proceeds and condemnation and similar awards received on account of an Event of Loss, net of: (a) in the event of a Disposition (i) the direct costs relating to such Disposition excluding amounts payable to a Borrower or any Affiliate of a Borrower, (ii) sales, use or other transaction Taxes paid or payable as a result thereof, (iii) amounts required to be applied to pay principal, interest and prepayment premiums and penalties on Indebtedness (other than the Obligations) secured by a Lien on the asset which is the subject of such Disposition and prior to the Lien securing the Obligations and (iv) any escrow or reserve for any indemnification payments (fixed or contingent) attributable to seller’s indemnities and representations and warranties to purchaser in respect of the applicable Disposition undertaken by any Borrower or any of their respective Subsidiaries or other liabilities in connection with such Disposition (provided that upon release of any such escrow or reserve, the amount released shall be considered Net Proceeds) and (b) in the event of an Event of Loss, (i) all money actually applied to repair or reconstruct the damaged Property or Property affected by the condemnation or taking,(ii) all of the costs and expenses reasonably incurred in connection with the collection of such proceeds, award or other payments, and (iii) any amounts retained by or paid to parties having superior rights to such proceeds, awards or other payments. “Non-U.S. Lender Party” means each of Agent, each Lender, each L/C Issuer, each SPV and each participant, in each case that is not a United States person as defined in Section 7701(a)(30) of the Code. “Non-U.S. Plan” means any plan, fund (including any superannuation fund) or other similar program established, contributed to (regardless of whether through direct contributions or through employee withholding) or maintained outside the United States by a Credit Party or one or more Subsidiaries of a Credit Party primarily for the benefit of employees of the Credit Party or such Subsidiaries residing outside the United States, which plan, fund or other similar program provides, or results in, retirement income, a deferral of income in contemplation of retirement, or payments to be made upon termination of employment, and which plan is not subject to ERISA or the Code. “Note” means any Revolving Note or Swingline Note and “Notes” means all such Notes. “Notice of Borrowing” means a notice given by the Borrower Representative to Agent pursuant to Section 2.5, in substantially the form of Exhibit 1.1(b) hereto. “Notice of Conversion/Continuation” as defined in Section 2.6(a). “Obligations” means all Loans and other Indebtedness, advances, debts, liabilities, obligations, L/C Reimbursement Obligations, covenants and duties owing by any Credit Party to any Lender, Agent, any L/C Issuer, any Secured Swap Provider, any Secured Cash Management Bank or any Person required to be indemnified by a Credit Party, in each case, that arises under any Loan Document, Secured Rate Contract or Secured Cash Management Agreement, or letter of credit reimbursement or similar agreement in connection herewith, whether arising by reason of an extension of credit, loan, guaranty, indemnification or in any other manner, whether direct or indirect (including those acquired by assignment), absolute or contingent, due or to become due, now existing or hereafter arising and however acquired (whether or not accruing after the filing of any Insolvency Proceeding and whether or not a claim for post-filing or post- petition interest, fees and charges is allowed or allowable in any such proceeding); provided that Obligations of any Guarantor shall not include any Excluded Rate Contract Obligations solely of such Guarantor.

29 “OFAC” as defined in Section 4.22(a). “Organization Documents” means, (a) for any corporation, the certificate or articles of incorporation, the bylaws, any certificate of determination or instrument relating to the rights of preferred shareholders of such corporation, and any shareholder rights agreement, (b) for any partnership, the partnership agreement and, if applicable, certificate of limited partnership, (c) for any limited liability company, the operating agreement and articles or certificate of formation or (d) for any other entity, any other document setting forth the manner of election or duties of the officers, directors, managers or other similar persons, or the designation, amount or relative rights, limitations and preference of the Stock of such entity. “Other Connection Taxes” means, with respect to any Secured Party, Taxes imposed as a result of a present or former connection between such Secured Party and the jurisdiction imposing such Tax, other than any such connection arising solely from the Secured Party having executed, delivered, become a party to, performed its obligations or received a payment under, received or perfected as a security interest under, engaged in any other transaction pursuant to or enforced any Loan Document or sold or assigned an interest in any Loan or Loan Document. “Other Taxes” as defined in Section 11.1(c). “Overadvance” means, at any time, Revolving Loans outstanding in excess of the Consolidated Borrowing Base. “Participant Register” as defined in Section 10.9(f). “Participating Lender” as defined in Section 10.20. “Patents” means all rights, title and interests (and all related IP Ancillary Rights) arising under any Requirement of Law in or relating to letters patent and applications therefor. “Payment Conditions” means, at the time of determination with respect to a proposed payment to fund a Specified Transaction, that: (a) no Default or Event of Default then exists or would arise as a result of the consummation of such Specified Transaction, (b) either (i) both Availability and the Average Daily Availability, as of the date of such proposed payment and the consummation of such Specified Transaction, after giving effect to such proposed payment and Specified Transaction, in each case, is not less than the greater of (1) 15% of Aggregate Revolving Loan Commitment, and (2) $7,500,000, or (ii) both (A) the Consolidated Fixed Charge Coverage Ratio of the Credit Parties and their Subsidiaries is equal to or greater than 1.00:1.00 for the trailing 12 month period most recently ended for which financial statements are required to have been delivered to Agent pursuant to Section 5.1(b) (calculated on a pro forma basis as if such proposed payment is a Consolidated Fixed Charge made on the last day of such 12 month period (it being understood that such proposed payment shall also be a Consolidated Fixed Charge made on the last day of such 12 month period for purposes of calculating the Consolidated Fixed Charge Coverage Ratio under this clause (ii) for any subsequent

30 proposed payment to fund a Specified Transaction)), and (B) both Availability and the Average Daily Availability, as of the date of such proposed payment and the consummation of such Specified Transaction, after giving effect to such proposed payment and Specified Transaction, in each case, is not less than (1) 12% of the Aggregate Revolving Loan Commitment, and (2) $6,000,000, and (c) Borrower Representative has delivered a certificate to Agent certifying that all conditions described in clauses (a) and (b) above have been satisfied. “Payment Notice” as defined Section 2.11(d)(iii)(B). “Payment Recipient” as defined Section 2.11(d)(iii)(A). “PBGC” means the United States Pension Benefit Guaranty Corporation or any successor thereto. “Pending Payment Default” means any Default resulting from the failure of any Credit Party to pay after the same shall become due, interest on any Loan, any fee or any other amount payable hereunder or pursuant to any other Loan Document. “Periodic Term SOFR Determination Day” has the meaning assigned to such term in the definition of Term SOFR. “Permits” means, with respect to any Person, any permit, approval, consent, authorization, license, registration, accreditation, certificate, certification, certificate of need, concession, grant, franchise, variance or permission from, and any other Contractual Obligations (other than customer contracts) with, any Governmental Authority, in each case having the force of law and applicable to or binding upon such Person or any of its Property or to which such Person or any of its Property is subject. “Permitted Acquisition” means (X) any Acquisition by a Credit Party consented to by the Required Lenders (or the Agent acting at the direction of the Required Lenders), and (Y) any other Acquisition by a Credit Party, to the extent that each of the following conditions shall have been satisfied: (a) the Borrower Representative shall have delivered to Agent: (i) at least ten (10) Business Days prior to the consummation thereof (or such shorter period as Agent may accept), with respect to an Acquisition in which the Acquisition Consideration (as defined in clause (d) below) is greater than $10,000,000, (A) notice of such Acquisition setting forth in reasonable detail the terms and conditions of such Acquisition, (B) pro forma financial statements of Phreesia and its Subsidiaries after giving effect to the consummation of such Acquisition and the incurrence or assumption of any Indebtedness in connection therewith, (C) audited financial statements or a review (which may be in the form of a quality of earnings report) by an Approved Accounting Firm and (D) drafts of the respective acquisition agreement and copies of drafts then existing of all other material agreements, documents, consents and approvals pursuant to which such Acquisition is to be consummated; (ii) promptly upon the closing date of such Permitted Acquisition (but in all events prior to the consummation thereof), a certificate of a Responsible Officer of the Borrower Representative demonstrating, on a pro forma basis after giving effect to the consummation of such Acquisition calculated as of the last day of the most recent Fiscal

31 Quarter preceding the date on which the Acquisition is consummated for which financial statements have been delivered that the Payment Conditions are satisfied; (iii) promptly as the same are available, executed counterparts of the respective material agreements, documents, consents and approvals pursuant to which such Acquisition is to be consummated; and (iv) if reasonably required by Agent, Environmental Assessments and other environmental audits or investigations in each case reasonably satisfactory to Agent in respect of any fee owned Real Property to be acquired in connection with such Acquisition; (b) except with respect to the Specified Foreign Transaction, the Target of such Acquisition is organized in the United States or one of the states thereof or substantially all of the assets of the Target are located in the United States; (c) such Acquisition shall not be hostile and have been approved by the board of directors (or other similar body) of the Target; (d) after giving effect to such Acquisition, the Payment Conditions are satisfied; and (e) the total consideration paid or payable (including all transaction costs, Indebtedness incurred, assumed and/or reflected on a consolidated balance sheet of the Credit Parties and their Subsidiaries after giving effect to such Acquisition and the maximum reasonably estimated amount of all deferred payments but excluding any portion thereof funded with proceeds of the issuance of Stock (other than Disqualified Stock) and any portion of the acquisition consideration constituting Stock (other than Disqualified Stock) or with proceeds of Permitted Convertible Indebtedness, in each case, which do not result in a Change of Control) (such amounts, collectively, the “Acquisition Consideration”) for all Acquisitions consummated during (x) any Fiscal Year shall not exceed $50,000,000 in the aggregate for all such Acquisitions and (y) the term of this Agreement shall not exceed $100,000,000 in the aggregate for all such Acquisitions, in each case, for the avoidance of doubt, calculated excluding Acquisitions consummated prior to the Closing Date. Notwithstanding the foregoing, no Accounts acquired by a Credit Party in a Permitted Acquisition shall be included as Eligible Accounts until a field examination with respect thereto has been completed to the satisfaction of Agent in its Permitted Discretion, including the establishment of Reserves required in Agent’s Permitted Discretion; provided that any such non-regularly scheduled field examinations conducted at the request of Borrower Representative in respect of the Target of a Permitted Acquisition shall not count against the limited number of field examinations or appraisals for which expense reimbursement may be sought. “Permitted Convertible Indebtedness” means unsecured Indebtedness of Phreesia in the form of notes issued after the Closing Date that satisfy each of the following conditions: (a) as of the date of issuance thereof such Indebtedness is subject to terms, conditions, covenants, conversion or exchange rights, redemption rights and offer to repurchase rights, in each case, as are typical and customary for unsecured convertible notes of such type, as determined by Phreesia in its good faith judgment, or otherwise not in contravention of clause (f) below; (b) such Indebtedness is convertible or exchangeable into a fixed number of shares of common stock of Phreesia (or other Stock of Phreesia following a merger event or other change of

32 common stock of Phreesia) other than Disqualified Stock, and cash in lieu of fractional shares of common stock of Phreesia (or such other Stock); (c) such Indebtedness has no amortization prior to, and a stated final maturity date not earlier than, ninety-one days after the Latest Maturity Date as in effect of the time of issuance thereof (such date, the “Earliest Date”); provided that it is understood and agreed that none of (i) the conversion features under debt securities, (ii) the triggering and/or settlement thereof or in respect of the repurchase of such debt securities at the option of the holder, or (iii) any cash payment made in respect thereto, shall constitute “amortization” for purposes of this clause (c); (d) such Indebtedness shall not be required to be repaid, prepaid, redeemed, repurchased or defeased, whether on one or more fixed dates, prior to the Earliest Date, except (i) upon the occurrence of an event of default, “fundamental change” or equivalent, (ii) following the election by Phreesia to redeem such notes to the extent expressly permitted hereunder, or (iii) upon conversion of the notes by holders thereof; (e) no Subsidiary of Phreesia shall have any guarantee obligations in respect of any such Indebtedness; (f) such Indebtedness does not include representations, undertakings, covenants or defaults (other than covenants for defaults customary for convertible indebtedness but not customary for loans, as determined by Phreesia in its good faith judgment) that are more restrictive on Phreesia than the provisions of this Agreement; (g) no Pending Payment Default or Event of Default exists or would result from the incurring of any such Indebtedness; (h) Borrower Representative shall have delivered to Agent at least one (1) Business Day prior to the incurrence of such Indebtedness an updated Consolidated Borrowing Base Certificate giving pro forma effect to such incurrence of Indebtedness demonstrating that no Overadvance will result from such incurrence; and (i) Phreesia shall not incur any such Indebtedness in an aggregate principal amount at any time outstanding exceeding 20% of the market capitalization of the Borrowers after such issuance. “Permitted Discretion” means a determination made in good faith and in the exercise of reasonable (from the perspective of a secured asset-based lender) business judgment. “Permitted Indebtedness” as defined in Section 6.5. “Permitted Liens” as defined in Section 6.1. “Permitted Refinancing” means Indebtedness constituting a refinancing or extension of Permitted Indebtedness, that: (a) has an aggregate outstanding principal amount not greater than the aggregate principal amount of the Indebtedness being refinanced or extended, except by an amount equal to the unpaid accrued interest and premium thereon, defeasance costs and other reasonable amounts paid and fees and expenses incurred in connection therewith;

33 (b) has a Weighted Average Life to Maturity (measured as of the date of such refinancing or extension) and maturity no shorter than that of the Indebtedness being refinanced or extended; (c) is not entered into as part of a sale leaseback transaction; (d) is not secured by a Lien on any assets other than the collateral securing the Indebtedness being refinanced or extended; (e) does not include any obligors other than obligors of the Indebtedness being refinanced or extended; (f) is payment and/or lien subordinated to the Obligations at least to the same extent and in the same manner as the Indebtedness being refinanced or extended; and (g) in the case of a refinancing or extension of Indebtedness listed on Schedule 6.5, is otherwise on terms no less favorable to the Credit Parties and their Subsidiaries, taken as a whole, than those of the Indebtedness being refinanced or extended. “Permitted Specified Foreign Subsidiary Financing” means cash Investments made by a Credit Party to or in the Specified Foreign Subsidiary to finance bona fide estimated operating costs of such Subsidiary (such as, but not limited to, payroll and rent expense) so long as (i) the aggregate amount of any such Investment made by the Credit Parties to or in the Specified Foreign Subsidiary does not exceed the bona fide estimated operating costs of such Subsidiary for the three (3) months following the date of such Investment, (ii) after giving effect to such Investment, the Specified Foreign Subsidiary does not have unrestricted cash or Cash Equivalents in an amount in excess of the bona fide estimated operating costs of such Subsidiary for the three (3) months following the date of such Investment and (iii) after giving pro forma effect to each such Investment, the Specified Foreign Subsidiary Financing Conditions are satisfied. “Person” means any individual, partnership, corporation (including a business trust and a public benefit corporation), joint stock company, estate, association, firm, enterprise, trust, limited liability company, unincorporated association, joint venture and any other entity or Governmental Authority. “Prior Indebtedness” means the Indebtedness and obligations specified on Schedule 1.1 hereto. “Privacy and Security Laws” means (a) HIPAA, (b) any state and local laws regulating the privacy and/or security of individually identifiable information, including state laws providing for notification of breach of privacy or security of individually identifiable information, (c) any state and federal laws applicable to data security and consumer privacy and (d) any state laws prohibiting unfair or deceptive business practices. “Private Side Information” as defined in Section 10.10(a)(iii). “Proceeding” means any investigation, litigation, review, hearing, suit, claim, audit, arbitration, proceeding or action (in each case, whether civil, criminal, administrative, investigative) commenced, brought, conducted or heard by or before, or otherwise involving, any Governmental Authority. “Property” means any interest in any kind of property or asset, whether real, personal or mixed, and whether tangible or intangible.

34 “Protective Advances” means advances to the Borrowers, which Agent, in its Permitted Discretion, deems desirable (1) to preserve or protect the Collateral, or any portion thereof, (2) to enhance the likelihood of, or maximize the amount of, repayment of the Loans and other Obligations or (3) at a time when an Event of Default has occurred and is continuing, to pay any other amount chargeable to the Borrowers pursuant to the terms of this Agreement, including costs, fees and expenses as provided under this Agreement. “PTE” means a prohibited transaction class exemption issued by the U.S. Department of Labor as any such exemption may be amended from time to time. “Public Lender” as defined in Section 10.10(a)(i). “Qualified Cash” means unrestricted cash or Cash Equivalents of the Credit Parties that are subject to the valid, enforceable and first priority perfected security interest of Agent in a Qualified Cash Account, and which cash and Cash Equivalents are not subject to any other Lien, claim or interest. “Qualified Cash Account” means any Deposit Account or Securities Account with Capital One or an Affiliate of Capital One and that is under the sole and exclusive control of, and subject to a Control Agreement in favor of, Agent, including under which Agent is the sole entitlement holder and the only Person authorized to give entitlement orders with respect thereto. “Qualified ECP Guarantor” means, in respect of any Swap Obligation under a Secured Rate Contract, each Credit Party that has total assets exceeding $10,000,000 at the time the relevant guarantee or grant of the relevant security interest becomes effective with respect to such Swap Obligation under a Secured Rate Contract or such other person as constitutes an “eligible contract participant” under the Commodity Exchange Act and can cause another person to qualify as an “eligible contract participant” at such time by entering into a keepwell under Section 1a(18)(A)(v)(II) of the Commodity Exchange Act. “Rate Contracts” means swap agreements (as such term is defined in Section 101 of the Bankruptcy Code) designed to provide protection against fluctuations in interest or currency exchange rates and commodity prices and any other agreements or arrangements designed to provide such protection. “Real Estate” means any real property owned, leased, subleased or otherwise operated or occupied by any Credit Party or any Subsidiary of any Credit Party. “Register” as defined in Section 2.4(b). “Related Persons” means, with respect to any Person, each Affiliate of such Person and each director, officer, employee, agent, trustee, representative, attorney, accountant and each insurance, environmental, legal, financial and other advisor (including those retained in connection with the satisfaction or attempted satisfaction of any condition set forth in Article III) and other consultants and agents of or to such Person or any of its Affiliates. “Releases” means any release, threatened release, spill, emission, leaking, pumping, pouring, emitting, emptying, escape, injection, deposit, disposal, discharge, dispersal, dumping, leaching or migration of Hazardous Material into or through the environment. “Relevant Governmental Body” means the Federal Reserve Board or the Federal Reserve Bank of New York, or a committee officially endorsed or convened by the Federal Reserve Board or the Federal Reserve Bank of New York, or any successor thereto.

35 “Replacement Lender” as defined in Section 10.20. “Reports” as defined in Section 10.26(b). “Required Lenders” means at any time (a) Lenders then holding more than fifty percent (50%) of the sum of the Aggregate Revolving Loan Commitment then in effect, or (b) if the Aggregate Revolving Loan Commitments have terminated, Lenders then holding more than fifty percent (50%) of the sum of the aggregate unpaid principal amount of Loans (other than Swing Loans) then outstanding Letter of Credit Obligations, amounts of participations in Swing Loans and the principal amount of unparticipated portions of Swing Loans. Such portion of the Aggregate Revolving Loan Commitment (or Revolving Loans, as applicable) then outstanding, as applicable, held or deemed held by a Defaulting Lender shall be excluded for purposes of making a determination of Required Lenders at any time. “Required Parties” means, with respect to any action taken in accordance with Section 10.1 hereof, the Required Lenders and/or such other Persons as and to the extent required under Section 10.1 hereof. “Requirement of Law” means, with respect to any Person, the common law and any federal, state, local, foreign, multinational or international laws, statutes, codes, treaties, rules and regulations, guidelines, ordinances, orders, judgments, writs, injunctions, decrees (including administrative or judicial precedents or authorities) and the interpretation or administration thereof by, and other determinations, directives or requirements of any Governmental Authority having the force of law and that are applicable to or binding upon such Person or any of its Property or to which such Person or any of its Property is subject, including all Health Care Laws. “Reserves” means, with respect to the Consolidated Borrowing Base (a) reserves established by Agent from time to time against Eligible Accounts pursuant to Section 2.13, (b) Dilution Reserves, (c) Cash Management/Hedge Reserves and (d) such other reserves against Eligible Accounts or Availability that Agent may, in its Permitted Discretion, establish from time to time. Without limiting the generality of the foregoing, Reserves established to ensure the payment of overdue interest expenses or Indebtedness shall be deemed to be an exercise of Agent’s Permitted Discretion. “Resolution Authority” means an EEA Resolution Authority or, with respect to any UK Financial Institution, a UK Resolution Authority. “Responsible Officer” means the chief executive officer, the president, the general counsel, the chief operating officer, or the chief regulatory officer of a Borrower or the Borrower Representative, as applicable, or any other officer having substantially the same authority and responsibility; or, with respect to compliance with financial covenants or delivery of financial information, the chief financial officer or the treasurer of a Borrower or the Borrower Representative, as applicable, or any other officer having substantially the same authority and responsibility. “Restricted Debt Payments” as defined in Section 6.12. “Restricted Payments” as defined in Section 6.8. “Revolving Lender” means each Lender with a Revolving Loan Commitment (or if the Revolving Loan Commitments have terminated, who hold Revolving Loans or participations in Swing Loans or Letter of Credit Obligations).

36 “Revolving Loan” means a Loan made or deemed to have been made pursuant to Section 2.1(b), Section 2.1(c)(vi)(B), Section 2.1(d)(iii)(B) or pursuant to Incremental Revolving Loan Commitments. “Revolving Loan Commitment” means, with respect to each Revolving Lender, the commitment of such Revolving Lender to make Revolving Loans and acquire interests in Letter of Credit Obligations and Swing Loans, which initial commitments are set forth on Schedule 2.1(b) opposite such Lender’s name under the heading “Revolving Loan Commitments”, as such commitment may be (a) reduced from time to time pursuant to this Agreement and (b) reduced or increased from time to time pursuant to (i) assignments by or to such Revolving Lender pursuant to an Assignment, or (ii) an amendment or joinder agreement with respect to an Incremental Revolving Loan Commitment. “Revolving Note” means a promissory note of the Borrowers payable to a Lender in substantially the form of Exhibit 1.1(c) hereto, evidencing Indebtedness of the Borrowers under the Revolving Loan Commitment of such Lender. “Revolving Termination Date” means the earliest to occur of: (a) December 4, 2028, and (b) the date on which the Aggregate Revolving Loan Commitment shall terminate in accordance with the provisions of this Agreement. “Risk Adjustment” as defined in Section 2.13. “Sale” as defined in Section 10.9(b). “Sanctioned Country” as defined in Section 4.22(a). “Sanctions” as defined in Section 4.22(a). “SDN List” as defined in Section 4.22(a). “S&P” means Standard & Poor’s Rating Services. “Secured Cash Management Agreement” means any Cash Management Agreement between any Credit Party and a Secured Cash Management Bank, in effect on the Closing Date or entered into thereafter, to the extent that (x) Capital One, National Association or any of its Affiliates is the Secured Cash Management Bank or (y) the Borrower Representative and such Secured Cash Management Bank have notified Agent in writing of the intent to include the obligations of such Credit Party arising under such Cash Management Agreement as Secured Cash Management Obligations, and such Secured Cash Management Bank shall have acknowledged and agreed to the terms contained herein applicable to Secured Cash Management Obligations, including the provisions of Sections 2.10, 9.13 and 10.24. “Secured Cash Management Bank” means a Lender or an Affiliate of a Lender (or a Person who was a Lender or an Affiliate of a Lender at the time of execution and delivery of a Cash Management Agreement) who has entered into a Cash Management Agreement with a Credit Party. “Secured Cash Management Obligation” means, as to any Person, all obligations, whether absolute or contingent and however and whenever created, arising, evidenced or acquired (including all renewals, extensions and modifications thereof and substitutions therefor), of a Credit Party arising under any Secured Cash Management Agreement.

37 “Secured Party” means Agent, each Lender, each L/C Issuer, each other Indemnitee and each other holder of any Obligation of a Credit Party (including each Secured Swap Provider and each Secured Cash Management Bank). “Secured Rate Contract” means any Rate Contract between a Credit Party and a Secured Swap Provider, in effect on the Closing Date or entered into thereafter, to the extent that (x) Capital One, National Association or any of its Affiliates is the Secured Swap Provider or (y) the Borrower Representative and such Secured Swap Provider have notified Agent in writing of the intent to include the obligations of such Credit Party arising under such Rate Contract as Secured Rate Contract Obligations, and such Secured Swap Provider shall have acknowledged and agreed to the terms contained herein applicable to Secured Rate Contract Obligations, including the provisions of Sections 2.10, 9.13 and 10.24. “Secured Rate Contract Obligations” means as to any Person, all obligations, whether absolute or contingent and however and whenever created, arising, evidenced or acquired (including all renewals, extensions and modifications thereof and substitutions therefor), of a Credit Party arising under any Secured Rate Contract. “Secured Swap Provider” means a Lender or an Affiliate of a Lender (or a Person who was a Lender or an Affiliate of a Lender at the time of execution and delivery of a Rate Contract) who has entered into a Rate Contract with a Credit Party. “Settlement Date” as defined in Section 2.11(b). “SOFR” means, for any Business Day, a rate equal to the secured overnight financing rate as administered by the SOFR Administrator. “SOFR Administrator” means the Federal Reserve Bank of New York (or a successor administrator of the secured overnight financing rate). “SOFR Loan” means a Loan that bears interest based on Term SOFR, other than pursuant to clause (c) of the definition of “Base Rate”. “Software” means (a) all computer programs, including source code and object code versions, (b) all data, databases and compilations of data, whether machine readable or otherwise, and (c) all documentation, training materials and configurations related to any of the foregoing. “Solvent” means, with respect to any Person (or group of Persons, on a consolidated basis) as of any date of determination, that, as of such date, (a) the value of the assets of such Person (or group of Persons, on a consolidated basis), at fair value and present fair saleable value, is greater than the total amount of liabilities (including contingent and unliquidated liabilities) of such Person (or group of Persons, on a consolidated basis), (b) such Person (or group of Persons, on a consolidated basis) is able to satisfy its liabilities as such liabilities are expected to mature in the ordinary course of business and (c) such Person (or group of Persons, on a consolidated basis) is engaged in business for which the remaining assets of such Person (or group of Person, on a consolidated basis) are not unreasonably small in relation to such business. In computing the amount of contingent or unliquidated liabilities at any time, such liabilities shall be computed at the amount that, in light of all the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability. “Specified Event of Default” means an Event of Default under Section 8.1(a), Section 8.1(c) as a result of a failure to perform or comply with any covenant contained in Section 5.1, Section 5.2(b), Section 5.3(a), Section 5.11 or Article VII, Section 8.1(f) or Section 8.1(g).

38 “Specified Foreign Subsidiary” as defined in the Fee Letter. “Specified Foreign Subsidiary Financing Conditions” means, at the time of determination with respect to a proposed Investment pursuant to any Permitted Specified Foreign Subsidiary Financing, that: (a) no Pending Payment Default or Event of Default then exists or would arise as a result of the proposed Investment; and (b) Borrower Representative has delivered to Agent not less than one (1) Business Day prior to the consummation of such Investment an updated Consolidated Borrowing Base Certificate giving pro forma effect to such Investment demonstrating that no Overadvance will result from such Investment. “Specified Foreign Transaction” as defined in the Fee Letter. “Specified RBC Account” means the deposit account of Phreesia ending in 8316 maintained with Royal Bank of Canada. “Specified Transaction” means, any Disposition, Investment, prepayment of Indebtedness or Restricted Payment (or declaration of any prepayment or Restricted Payment). “SPV” means any special purpose funding vehicle identified as such in a writing by any Lender to Agent. “Stock” means (a) all shares of capital stock (whether denominated as common stock or preferred stock), equity interests, beneficial, partnership or membership interests, joint venture interests, participations or other ownership or profit interests in or equivalents (regardless of how designated) of or in a Person (other than an individual), whether voting or non-voting; and (b) all securities convertible into or exchangeable for any other Stock and all warrants, options or other rights to purchase, subscribe for or otherwise acquire any other Stock, whether or not presently convertible, exchangeable or exercisable. “Subordinated Indebtedness” means Indebtedness of any Credit Party or any Subsidiary of any Credit Party which is subordinated to the Obligations as to right and time of payment and as to other rights and remedies thereunder pursuant to a subordination agreement in favor of Agent having such subordination and other terms as are, in each case, reasonably satisfactory to Agent. “Subsidiary” means, with respect to any Person, any corporation, partnership, joint venture, limited liability company, association or other entity, the management of which is, directly or indirectly, controlled by, or of which an aggregate of more than fifty percent (50%) of the voting Stock is, at the time, owned or controlled directly or indirectly by, such Person or one or more Subsidiaries of such Person. “Swap Obligation” means, with respect to any Guarantor, any obligation to pay or perform under any agreement, contract or transaction that constitutes a “swap” within the meaning of section 1a(47) of the Commodity Exchange Act. “Swingline Commitment” means the greater of (a) $5,000,000 and (b) ten percent (10%) of the Aggregate Revolving Loan Commitment. “Swing Lender” means, each in its capacity as Swing Lender hereunder, Capital One or, upon the resignation of Capital One as Agent hereunder, any Lender (or Affiliate or Approved Fund of any Lender)

39 that agrees, with the approval of Agent (or, if there is no such successor Agent, the Required Lenders) and the Borrower Representative, to act as the Swing Lender hereunder. “Swing Loan” as defined in Section 2.1(d)(i). “Swingline Note” means a promissory note of the Borrowers payable to the Swing Lender, in substantially the form of Exhibit 1.1(c) hereto, evidencing the Indebtedness of the Borrowers to the Swing Lender resulting from the Swing Loans made to the Borrowers by the Swing Lender. “Swingline Request” as defined in Section 2.1(d)(ii). “Target” means any other Person or business unit or asset group of any other Person acquired or proposed to be acquired in an Acquisition. “Tax Affiliate” means, (a) each Borrower and its Subsidiaries. (b) each other Credit Party and (c) any Affiliate of a Borrower with which such Borrower files or is eligible to file consolidated, combined or unitary Tax returns. “Tax Returns” as defined in Section 4.10. “Taxes” as defined in Section 11.1(a). “Term SOFR” means, (a) for any calculation with respect to a SOFR Loan, the Term SOFR Reference Rate for a tenor comparable to the applicable Interest Period on the day (such day, the “Periodic Term SOFR Determination Day”) that is two (2) U.S. Government Securities Business Days prior to the first day of such Interest Period, as such rate is published by the Term SOFR Administrator; provided that if as of 5:00 p.m. (New York City time) on any Periodic Term SOFR Determination Day the Term SOFR Reference Rate for the applicable tenor has not been published by the Term SOFR Administrator and a Benchmark Replacement Date with respect to the Term SOFR Reference Rate has not occurred, then Term SOFR will be the Term SOFR Reference Rate for such tenor as published by the Term SOFR Administrator on the first preceding U.S. Government Securities Business Day for which such Term SOFR Reference Rate for such tenor was published by the Term SOFR Administrator so long as such first preceding U.S. Government Securities Business Day is not more than three (3) U.S. Government Securities Business Days prior to such Periodic Term SOFR Determination Day, and (b) for any calculation with respect to a Base Rate Loan on any day, the Term SOFR Reference Rate for a tenor of one month on the day (such day, the “Base Rate Term SOFR Determination Day”) that is two (2) U.S. Government Securities Business Days prior to such day, as such rate is published by the Term SOFR Administrator; provided that if as of 5:00 p.m. (New York City time) on any Base Rate Term SOFR Determination Day the Term SOFR Reference Rate for the applicable tenor has not been published by the Term SOFR Administrator and a Benchmark Replacement Date with respect to the Term SOFR Reference Rate has not occurred, then Term SOFR will be the Term SOFR Reference Rate for such tenor as published by the Term SOFR Administrator on the first preceding U.S. Government Securities Business Day for which such Term SOFR Reference Rate for such tenor was published by the Term SOFR Administrator so long as such first preceding U.S. Government Securities Business Day is not more than three (3) U.S. Government Securities Business Days prior to such Base Rate SOFR Determination Day;

40 provided further that if Term SOFR determined as provided above (including pursuant to the proviso under clause (a) or clause (b) above) shall ever be less than the Floor, then Term SOFR shall be deemed to be the Floor. “Term SOFR Administrator” means the CME Group Benchmark Administration Limited (CBA) (or a successor administrator of the Term SOFR Reference Rate selected by Agent in its reasonable discretion). “Term SOFR Reference Rate” means the rate per annum determined by Agent in accordance with this Agreement as the forward-looking term rate based on SOFR. “Threshold Amount” means the greater of (a) $3,000,000 and (b) 10% of TTM EBITDA. “Title IV Plan” means a pension plan subject to Title IV of ERISA, other than a Multiemployer Plan, to which any ERISA Affiliate incurs or otherwise has any obligation or Liabilities (including any contingent or secondary Liabilities). “Total Loan Balance” means, as of any date of determination, the aggregate principal amount of all Revolving Loans, Swing Loans and L/C Reimbursement Obligations (including for undrawn Letters of Credit) outstanding on such date. “Trade Date” as defined in Section 10.9(g)(i). “Trade Secrets” means all right, title and interest (and all related IP Ancillary Rights) arising under any Requirement of Law in or relating to trade secrets. “Trademark” means all rights, title and interests (and all related IP Ancillary Rights) arising under any Requirement of Law in or relating to trademarks, trade names, corporate names, company names, business names, fictitious business names, trade styles, service marks, logos and other source or business identifiers and, in each case, all goodwill associated therewith, all registrations and recordations thereof and all applications in connection therewith. “TTM EBITDA” means Consolidated EBITDA, as of the last day of the most recently ended four Fiscal Quarter period for which financial statements have been delivered (or are required to have been delivered) pursuant to Section 5.1 either (i) in the case of any incurrence threshold, measured at the time of such incurrence or (ii) otherwise, as measured from time to time. “UCC” means the Uniform Commercial Code of any applicable jurisdiction and, if the applicable jurisdiction shall not have any Uniform Commercial Code, the Uniform Commercial Code as in effect from time to time in the State of New York. “UK Financial Institution” means any BRRD Undertaking (as such term is defined under the PRA Rulebook (as amended form time to time) promulgated by the United Kingdom Prudential Regulation Authority) or any person falling within IFPRU 11.6 of the FCA Handbook (as amended from time to time) promulgated by the United Kingdom Financial Conduct Authority, that includes certain credit institutions and investment firms, and certain affiliates of such credit institutions or investment firms. “UK Resolution Authority” means the Bank of England or any other public administrative authority having responsibility for the resolution of any UK Financial Institution.

41 “Unadjusted Benchmark Replacement” means the applicable Benchmark Replacement excluding the related Benchmark Replacement Adjustment. “Unfunded Benefit Liabilities” of any Title IV Plan means the excess of a Title IV Plan’s benefit liabilities under Section 4001(a)(16) of ERISA over the current value of such Title IV Plan’s assets, determined in accordance with the assumptions used for funding the Title IV Plan pursuant to Section 412 of the Code for the applicable plan year. “United States” and “U.S.” each means the United States of America. “Unused Commitment Fee” as defined in Section 2.9(b). “U.S. Government Securities Business Day” means any day except for (i) a Saturday, (ii) a Sunday or (iii) a day on which the Securities Industry and Financial Markets Association recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in United States government securities. “U.S. Lender Party” means each of Agent, each Lender, each L/C Issuer, each SPV and each participant, in each case that is a United States person as defined in Section 7701(a)(30) of the Code. “USA Patriot Act” means the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001, P.L. 107-56. “Weighted Average Life to Maturity” means, when applied to any Indebtedness at any date, the number of years obtained by dividing: (a) the sum of the products obtained by multiplying (i) the amount of each then remaining installment or other required payments of principal, including payment at final maturity, in respect thereof, by (ii) the number of years (calculated to the nearest one-twelfth) that will elapse between such date and the making of such payment by (b) the then outstanding principal amount of such Indebtedness; provided that for purposes of determining the Weighted Average Life to Maturity of any Indebtedness that is being modified, refinanced, refunded, renewed, replaced or extended, the effects of any prepayments made on such Indebtedness prior to the date of the applicable extension shall be disregarded. “Wholly-Owned Subsidiary” of a Person means any Subsidiary of such Person, all of the Stock of which (other than directors’ qualifying shares required by law) are owned by such Person, either directly or through one or more Wholly-Owned Subsidiaries of such Person. “Write-Down and Conversion Powers” means, (a) with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail- In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule, and (b) with respect to the United Kingdom, any powers of the applicable Resolution Authority under the Bail-In Legislation to cancel, reduce, modify or change the form of a liability of any UK Financial Institution or any contract or instrument under which that liability arises, to convert all or part of that liability into shares, securities or obligations of that person or any other person, to provide that any such contract or instrument is to have effect as if a right had been exercised under it or to suspend any obligation in respect of that liability or any of the powers under that Bail-In Legislation that are related to or ancillary to any of those powers. 1.2. Other Interpretive Provisions.

42 (a) Defined Terms. Unless otherwise specified herein or therein, all terms defined in this Agreement or in any other Loan Document shall have the defined meanings when used in any certificate or other document made or delivered pursuant hereto. The meanings of defined terms shall be equally applicable to the singular and plural forms of the defined terms. Capitalized terms not otherwise defined herein and that are defined in the UCC shall have the meanings therein described. (b) The Agreement. The words “hereof”, “herein”, “hereunder” and words of similar import when used in this Agreement or any other Loan Document shall refer to this Agreement or such other Loan Document as a whole and not to any particular provision of this Agreement or such other Loan Document; and subsection, section, schedule and exhibit references are to this Agreement or such other Loan Documents unless otherwise specified. (c) Certain Common Terms. The term “documents” includes any and all instruments, documents, agreements, certificates, indentures, notices and other writings, however evidenced. The term “including” is not limiting and means “including without limitation.” (d) Performance; Time. Subject to Section 2.10(b), whenever any performance obligation hereunder or under any other Loan Document shall be stated to be due or required to be satisfied on a day other than a Business Day, unless otherwise expressly provided for under the Loan Documents, such performance shall be made or satisfied on the next succeeding Business Day. For the avoidance of doubt, the initial payments of interest and fees relating to the Obligations under the Loan Documents (other than amounts due on the Closing Date) shall be due and payable on the last day of the first month or quarter, as applicable, following the entry of the Obligations onto the operations systems of Agent, but in no event later than the last day of the second month or quarter, as applicable, following the Closing Date. In the computation of periods of time from a specified date to a later specified date, the word “from” means “from and including”; the words “to” and “until” each mean “to but excluding”, and the word “through” means “to and including.” All references to the time of day, unless otherwise expressly provided for under the Loan Documents, shall be a reference to New York time. (e) Contracts. Unless otherwise expressly provided herein or in any other Loan Document, references to agreements and other contractual instruments, including this Agreement and the other Loan Documents, shall be deemed to include all subsequent amendments, thereto, restatements and substitutions thereof and other modifications and supplements thereto which are in effect from time to time, but only to the extent such amendments and other modifications are not prohibited by the terms of any Loan Document. (f) Laws. References to any statute or regulation may be made by using either the common or public name thereof or a specific cite reference and, except as otherwise provided with respect to FATCA or as otherwise expressly provided for under the Loan Documents, are to be construed as including all statutory and regulatory provisions related thereto or consolidating, amending, replacing, supplementing or interpreting the statute or regulation. (g) Divisions. Any reference herein to (i) a merger, transfer, consolidation, amalgamation, dissolution, liquidation, consolidation, assignment, sale, conveyance, disposition, distribution or transfer, or similar term, shall be deemed to apply to a Division of or by a Person, or an allocation of assets to a Person or series of Persons (or the unwinding of such a Division or allocation), as if it were a merger, transfer, consolidation, amalgamation, dissolution, liquidation, consolidation, assignment, sale, conveyance, disposition, distribution or transfer, or similar term, in each case as applicable, to, of or with a separate Person and (ii) the establishment or creation of a

43 Subsidiary shall be deemed to apply to a Division of or by a Person, or an allocation of assets to a Person or series of Persons (or the unwinding of such a Division or allocation), as if it were the establishment or creation of a Subsidiary. 1.3. Accounting Terms and Principles. (a) All accounting determinations required to be made pursuant hereto shall, unless expressly otherwise provided herein, be made in accordance with GAAP. No change in the accounting principles used in the preparation of any financial statement hereafter adopted by any Borrower shall be given effect for purposes of measuring compliance with any provision of Article VI or VII, calculating the Applicable Margin or otherwise determining any relevant ratios and baskets which govern whether any action is permitted hereunder unless the Borrowers, Agent and the Required Lenders agree to modify such provisions to reflect such changes in GAAP and, unless such provisions are modified, all financial statements, Compliance Certificates and similar documents provided hereunder shall be provided together with a reconciliation between the calculations and amounts set forth therein before and after giving effect to such change in GAAP. Notwithstanding any other provision contained herein, (i) all terms of an accounting or financial nature used herein shall be construed, and all computations of amounts and ratios referred to herein shall be made, without giving effect to (x) any election under Accounting Standards Codification 825-10 (or any other Financial Accounting Standard having a similar result or effect) to value any Indebtedness or other Liabilities of any Credit Party or any Subsidiary of any Credit Party at “fair value” and (y) any treatment of Indebtedness in respect of convertible debt instruments under Accounting Standards Codification 470-20 (or any other Accounting Standards Codification or Financial Accounting Standard having a similar result or effect) to value any such Indebtedness in a reduced or bifurcated manner as described therein, and such Indebtedness shall at all times be valued at the full stated principal amount thereof and(ii) for purposes of determining compliance with the financial covenants and negative covenants and, for purposes of such covenants, any related definitions herein (but, for the avoidance of doubt, not any covenants or obligations in respect of the preparation or provision of financial statements hereunder), any obligations of a Person that would have been treated as operating leases in accordance with Accounting Standards Codification 840 (regardless of whether or not then in effect) shall be treated as operating leases for purposes of all financial definitions, calculations and covenants, without giving effect to Accounting Standards Codification 842 or any subsequent changes in GAAP (or the required implementation of any previously promulgated changes in GAAP) relating to the treatment of a lease as an operating lease or capitalized lease or requiring operating leases to be recharacterized or treated as capital leases. (b) For purposes of calculating Default Rate interest, a breach of a financial covenant contained in Article VII shall be deemed to have occurred as of the last day of any specified measurement period, regardless of when the financial statements reflecting such breach are delivered to Agent. (c) For purposes of determining pro forma compliance with any financial covenant as of any date prior to the first date on which such financial covenant is to be tested hereunder, the level of any such financial covenant shall be deemed to be the covenant level for such first test date. (d) If the availability of Indebtedness under this Agreement, or other incurrence of Indebtedness in compliance with this Agreement, is subject to a maximum leverage ratio, then, solely for the purposes of determining such availability or compliance, the cash proceeds of such Indebtedness, shall not be included in the calculation, if applicable, of cash or Cash Equivalents included in the determination of such leverage ratio.

44 1.4. Payments. Agent may set up standards and procedures to determine or redetermine the equivalent in Dollars of any amount expressed in any currency other than Dollars and otherwise may, but shall not be obligated to, rely on any determination made by any Credit Party or any L/C Issuer. Any such determination or redetermination by Agent shall be conclusive and binding for all purposes, absent manifest error. No determination or redetermination by any Secured Party or any Credit Party and no other currency conversion shall change or release any obligation of any Credit Party or of any Secured Party (other than Agent and its Related Persons) under any Loan Document, each of which agrees to pay separately for any shortfall remaining after any conversion and payment of the amount as converted. Agent may round up or down, and may set up appropriate mechanisms to round up or down, any amount hereunder to nearest higher or lower amounts and may determine reasonable de minimis payment thresholds. 1.5. [Reserved]. ARTICLE II THE CREDITS 2.1. Amounts and Terms of Commitments. (a) [Reserved]. (b) The Revolving Credit. (i) Subject to the terms and conditions of this Agreement and in reliance upon the representations and warranties of the Credit Parties contained herein, each Revolving Lender severally and not jointly agrees to make Loans to the Borrowers (each such Loan and each Incremental Revolving Loan (if any), a “Revolving Loan”) from time to time on any Business Day during the period from the Closing Date through the Final Availability Date, in an aggregate amount not to exceed at any time outstanding such Lender’s Revolving Loan Commitment, which Revolving Loan Commitments, as of the Closing Date, are set forth on Schedule 2.1(b) opposite such Lender’s name under the heading “Revolving Loan Commitments”; provided that, after giving effect to any Borrowing of Revolving Loans, the Total Loan Balance shall not exceed the Maximum Loan Cap. Subject to the other terms and conditions hereof, amounts borrowed under this Section 2.1(b) may be repaid and reborrowed from time to time. (ii) [Reserved]. (iii) [Reserved]. (iv) Subject to the limitations set forth below (and notwithstanding anything to the contrary in Section 3.2), Agent is authorized by the Borrower Representative and the Revolving Lenders, from time to time in Agent’s Permitted Discretion (but shall have absolutely no obligation), to make Revolving Loans to the Borrower Representative, on behalf of all Lenders at any time that any condition precedent set forth in Section 3.2 has not been satisfied or waived, which Agent, in its Permitted Discretion, deems necessary or desirable for the purposes specified in the definition of “Protective Advances”. Any Protective Advance may be made in a principal amount that would cause the Aggregate Revolving Exposure (including such Protective Advance) to exceed the Consolidated Borrowing Base; provided that the aggregate amount of outstanding Protective Advances, plus the aggregate of all other Aggregate Revolving Exposure, shall not exceed the

45 Aggregate Revolving Loan Commitments. Protective Advances may be made even if the conditions precedent set forth in Section 3.2 have not been satisfied or waived, and no Default or Event of Default shall result from the making of any Protective Advances solely as a result of any conditions precedent set forth in Section 3.2 not being satisfied in respect thereof. Each Protective Advance shall, for the avoidance of doubt, be secured by the Liens in favor of Agent in and to the Collateral and shall constitute Obligations hereunder. Furthermore, Required Lenders may prospectively revoke Agent’s ability to make or permit Protective Advances by written notice to Agent. Any such revocation must be in writing and shall become effective prospectively upon Agent’s receipt thereof. All Protective Advances shall constitute Base Rate Loans and shall bear interest at the Base Rate plus the Applicable Margin for Revolving Loans and the Default Rate under Section 2.3(c). The making of a Protective Advance on any one occasion shall not obligate Agent to make any Protective Advance on any other occasion. At any time that the conditions precedent set forth in Section 3.2 have been satisfied or waived, Agent may request the Lenders to make a Revolving Loan to repay a Protective Advance. At any other time, Agent may require the Lenders to fund their risk participations described in Section 2.1(b)(v). (v) Upon the making of a Protective Advance by Agent (whether before or after the occurrence of a Default), each Revolving Lender shall be deemed, without further action by any party hereto, unconditionally and irrevocably to have purchased from Agent without recourse or warranty, an undivided interest and participation in such Protective Advance in proportion to its Commitment Percentage. From and after the date, if any, on which any Revolving Lender is required to fund its participation in any Protective Advance purchased hereunder, Agent shall promptly distribute to such Revolving Lender, such Revolving Lender’s Commitment Percentage of all payments of principal and interest and all proceeds of Collateral received by Agent in respect of such Protective Advance. (c) Letters of Credit. (i) Conditions. On the terms and subject to the conditions contained herein, the Borrower Representative may request that one or more L/C Issuers Issue, in accordance with such L/C Issuers’ usual and customary business practices, and for the account of any Credit Party (provided that a Borrower must be listed as the applicant in any application therefor), Letters of Credit (denominated in Dollars) from time to time on any Business Day during the period from the Closing Date through the earlier of (x) seven (7) days prior to the date specified in clause (a) of the definition of Revolving Termination Date and (y) the date on which the Aggregate Revolving Loan Commitment shall terminate in accordance with the provisions of this Agreement; provided that no L/C Issuer shall Issue any Letter of Credit if upon the occurrence of any of the following or after giving effect to such Issuance: (A) (i) Availability would be less than zero, or (ii) the Letter of Credit Obligations for all Letters of Credit would exceed the greater of (a) $5,000,000 and (b) ten percent (10%) of the Aggregate Revolving Loan Commitment (the “L/C Sublimit”); (B) the expiration date of such Letter of Credit (i) is not a Business Day, (ii) is more than one year after the date of Issuance thereof or (iii) is later than seven (7) days prior to the date specified in clause (a) of the definition of Revolving Termination Date (except to the extent cash collateralized or backstopped pursuant

46 to arrangements reasonably acceptable to the L/C Issuer and Agent); provided that any Letter of Credit with a term not exceeding one year may provide for its renewal for additional periods not exceeding one year as long as (x) each Borrower and such L/C Issuer have the option to prevent such renewal before the expiration of such term or any such period and (y) neither such L/C Issuer nor any Borrower shall permit any such renewal to extend such expiration date beyond the date set forth in clause (iii) above. (C) (i) any fee due in connection with, and on or prior to, such Issuance has not been paid, (ii) such Letter of Credit is requested to be Issued in a form that is not reasonably acceptable to such L/C Issuer or (iii) such L/C Issuer shall not have received, each in form and substance reasonably acceptable to it and duly executed by the Borrower Representative on behalf of the Credit Parties, the documents that such L/C Issuer generally uses in the ordinary course of business for the Issuance of letters of credit of the type of such Letter of Credit (collectively, the “L/C Reimbursement Agreement”). For each Issuance, the applicable L/C Issuer may, but shall not be required to, determine that, or take notice whether, the conditions precedent set forth in Section 3.2 have been satisfied or waived in connection with the Issuance of any Letter of Credit; provided that no Letters of Credit shall be Issued during the period starting on the first Business Day after the receipt by such L/C Issuer of notice from Agent or the Required Lenders that any condition precedent contained in Section 3.2 is not satisfied and ending on the date all such conditions are satisfied or duly waived. Notwithstanding anything else to the contrary herein, if any Lender is a Defaulting Lender, no L/C Issuer shall be obligated to Issue any Letter of Credit unless (I) the Defaulting Lender has been replaced in accordance with Section 10.9 or 10.20, (II) the Letter of Credit Obligations of such Defaulting Lender have been cash collateralized, (III) the Revolving Loan Commitments of the other Lenders have been increased by an amount sufficient to satisfy Agent that all future Letter of Credit Obligations will be covered by all Revolving Lenders that are not Defaulting Lenders, or (IV) the Letter of Credit Obligations of such Defaulting Lender have been reallocated to other Revolving Lenders in a manner consistent with Section 2.11(e)(ii). (ii) Notice of Issuance. The Borrower Representative shall give the relevant L/C Issuer and Agent a notice of any requested Issuance of any Letter of Credit, which shall be effective only if received by such L/C Issuer and Agent not later than 2:00 p.m. on the third Business Day prior to the date of such requested Issuance (or such shorter period approved by the applicable L/C Issuer and Agent in their sole discretion). Such notice shall be made in a writing or Electronic Transmission substantially in the form of Exhibit 2.1(c) duly completed or in any other written form acceptable to such L/C Issuer (an “L/C Request”). (iii) Reporting Obligations of L/C Issuers. Each L/C Issuer agrees to provide Agent, in form and substance reasonably satisfactory to Agent, each of the following on the following dates: (A) (i) on or prior to any Issuance of any Letter of Credit by such L/C Issuer, (ii) immediately after any drawing under any such Letter of Credit or (iii) immediately after any payment (or failure to pay when due) by any Borrower of any related L/C Reimbursement Obligation, notice thereof, which shall contain a reasonably detailed description of such Issuance, drawing or payment and Agent shall provide copies of such

47 notices to each Revolving Lender reasonably promptly after receipt thereof; (B) upon the request of Agent (or any Revolving Lender through Agent), copies of any Letter of Credit Issued by such L/C Issuer and any related L/C Reimbursement Agreement and such other documents and information as may reasonably be requested by Agent; and (C) upon the reasonable request of Agent, a schedule of the Letters of Credit Issued by such L/C Issuer, in form and substance reasonably satisfactory to Agent, setting forth the Letter of Credit Obligations for such Letters of Credit outstanding as of the date of such request. (iv) Acquisition of Participations. Upon any Issuance of a Letter of Credit in accordance with the terms of this Agreement resulting in any increase in the Letter of Credit Obligations, each Revolving Lender shall be deemed to have acquired, without recourse or warranty, an undivided interest and participation in such Letter of Credit and the related Letter of Credit Obligations in an amount equal to its Commitment Percentage of such Letter of Credit Obligations. (v) Reimbursement Obligations of the Borrowers. The Borrowers agree to pay to the L/C Issuer of any Letter of Credit, or to Agent for the benefit of such L/C Issuer, each L/C Reimbursement Obligation owing with respect to such Letter of Credit no later than the first Business Day after the Borrowers or the Borrower Representative receive notice from such L/C Issuer or from Agent that payment has been made under such Letter of Credit or that such L/C Reimbursement Obligation is otherwise due (the “L/C Reimbursement Date”) with interest thereon computed as set forth in clause (A) below. In the event that any L/C Reimbursement Obligation is not repaid by the Borrowers as provided in this clause (v) (or any such payment by the Borrowers is rescinded or set aside for any reason), such L/C Issuer shall promptly notify Agent of such failure (and, upon receipt of such notice, Agent shall notify each Revolving Lender) and, irrespective of whether such notice is given, such L/C Reimbursement Obligation shall be payable by the Borrowers on demand with interest thereon computed (A) from the date on which such L/C Reimbursement Obligation arose to the L/C Reimbursement Date, at the interest rate applicable during such period to Revolving Loans that are Base Rate Loans and (B) thereafter until payment in full, at the interest rate specified in Section 2.3(c) to past due Revolving Loans that are Base Rate Loans (regardless of whether or not an election is made under such Section). (vi) Reimbursement Obligations of the Revolving Lenders. (A) Upon receipt of the notice described in Section 2.1(c)(v) above from Agent, each Revolving Lender shall pay to Agent for the account of such L/C Issuer its Commitment Percentage of such Letter of Credit Obligations (as such amount may be increased pursuant to Section 2.11(e)(ii)). (B) By making any payment described in Section 2.1(c)(vi)(A) above (other than during the continuation of an Event of Default under Section 8.1(f) or 8.1(g)), such Lender shall be deemed to have made a Revolving Loan to the Borrowers, which, upon receipt thereof by Agent for the benefit of such L/C Issuer, the Borrowers shall be deemed to have used in whole to repay such L/C Reimbursement Obligation. Any such payment that is not deemed a Revolving Loan shall be deemed a funding by such Lender of its participation in the applicable Letter of Credit and the Letter of Credit Obligation in respect of the related L/C Reimbursement Obligations. Such participation shall not otherwise be required to be funded. Following receipt by any L/C Issuer of any payment from

48 any Lender pursuant to this Section 2.1(c)(vi) with respect to any portion of any L/C Reimbursement Obligation, such L/C Issuer shall promptly pay to Agent, for the benefit of such Lender, all amounts received by such L/C Issuer (or to the extent such amounts shall have been received by Agent for the benefit of such L/C Issuer, Agent shall promptly pay to such Lender all amounts received by Agent for the benefit of such L/C Issuer) with respect to such portion. (vii) Obligations Absolute. The obligations of the Borrowers and the Revolving Lenders pursuant to Sections 2.1(c)(iv), 2.1(c)(v) and 2.1(c)(vi) above shall be absolute, unconditional and irrevocable and performed strictly in accordance with the terms of this Agreement irrespective of (A) (i) the invalidity or unenforceability of any term or provision in any Letter of Credit, any document transferring or purporting to transfer a Letter of Credit, any Loan Document (including the sufficiency of any such instrument), or any modification to any provision of any of the foregoing, (ii) any document presented under a Letter of Credit being forged, fraudulent, invalid, insufficient or inaccurate in any respect or failing to comply with the terms of such Letter of Credit or (iii) any loss or delay, including in the transmission of any document, (B) the existence of any setoff, claim, abatement, recoupment, defense or other right that any Person (including any Credit Party) may have against the beneficiary of any Letter of Credit or any other Person, whether in connection with any Loan Document or any other Contractual Obligation or transaction, or the existence of any other withholding, abatement or reduction, (C) in the case of the obligations of any Revolving Lender, (i) the failure of any condition precedent set forth in Section 3.2 to be satisfied (each of which conditions precedent the Revolving Lenders hereby irrevocably waive) or (ii) any adverse change in the condition (financial or otherwise) of any Credit Party and (D) any other act or omission to act or delay of any kind of L/C Issuer, Agent, any Lender or any other Person or any other event or circumstance whatsoever, whether or not similar to any of the foregoing, that might, but for the provisions of this Section 2.1(c)(vii), constitute a legal or equitable discharge of any obligation of the Borrowers or any Revolving Lender hereunder. No provision hereof shall be deemed to waive or limit the Borrowers’ right to seek repayment of any payment of any L/C Reimbursement Obligations from the L/C Issuer under the terms of the applicable L/C Reimbursement Agreement or applicable law. Nothing herein shall excuse L/C Issuer for liability to the extent such liability has resulted primarily from the bad faith, gross negligence or willful misconduct of L/C Issuer under the terms of the applicable L/C Reimbursement Agreement as determined by a court of competent jurisdiction in a final non-appealable judgment or order. (d) Swing Loans. (i) Availability. Subject to the terms and conditions of this Agreement and in reliance upon the representations and warranties of the Credit Parties contained herein, the Swing Lender may, in its sole discretion, make Loans (each a “Swing Loan”) available to the Borrowers under the Revolving Loan Commitments from time to time on any Business Day during the period from the Closing Date through the Final Availability Date in an aggregate principal amount at any time outstanding not to exceed its Swingline Commitment; provided that the Swing Lender may not make any Swing Loan (x) to the extent that after giving effect to such Swing Loan, the Total Loan Balance would exceed the Maximum Loan Cap (y) to the extent that after giving effect to such Swing Loan, the aggregate principal amount of all Revolving Loans and Swing Loans held by the Swing Lender (and if the Swing Lender is not also a Revolving Lender, by each of its Affiliates that is a Revolving Lender) would exceed the Revolving Loan Commitment of such Swing

49 Lender (and such Affiliates, if any) and (z) during the period commencing on the first Business Day after it receives notice from Agent or the Required Lenders that one or more of the conditions precedent contained in Section 3.2 are not satisfied and ending when such conditions are satisfied or duly waived. In connection with the making of any Swing Loan, the Swing Lender may but shall not be required to determine that, or take notice whether, the conditions precedent set forth in Section 3.2 have been satisfied or waived. Each Swing Loan shall be a Base Rate Loan and must be repaid as provided herein, but in any event must be repaid in full on the Revolving Termination Date. Within the limits set forth in the first sentence of this Section 2.1(d)(i), amounts of Swing Loans repaid may be reborrowed under this Section 2.1(d)(i). (ii) Borrowing Procedures. In order to request a Swing Loan, the Borrower Representative shall give to Agent a notice to be received not later than 2:00 p.m. on the day of the proposed Borrowing, which shall be made in a writing or in an Electronic Transmission substantially in the form of Exhibit 2.1(d) or, at Borrower Representative’s election, in a writing in any other form acceptable to Agent duly completed (a “Swingline Request”). In addition, if any Notice of Borrowing of Revolving Loans requests a Borrowing of Base Rate Loans, the Swing Lender may, notwithstanding anything else to the contrary herein, make a Swing Loan to the Borrowers in an aggregate amount not to exceed such proposed Borrowing, and the aggregate amount of the corresponding proposed Borrowing shall be reduced accordingly by the principal amount of such Swing Loan. Agent shall promptly notify the Swing Lender of the details of the requested Swing Loan. Upon receipt of such notice and subject to the terms of this Agreement, the Swing Lender may make a Swing Loan available to the Borrowers by making the proceeds thereof available to Agent and, in turn, Agent shall make such proceeds available to the Borrowers on the date set forth in the relevant Swingline Request or Notice of Borrowing. (iii) Refinancing Swing Loans. (A) The Swing Lender may at any time (and shall no less frequently than once each week) forward a demand to Agent (which Agent shall, upon receipt, forward to each Revolving Lender) that each Revolving Lender pay to Agent, for the account of the Swing Lender, such Revolving Lender’s Commitment Percentage of the outstanding Swing Loans (as such amount may be increased pursuant to Section 2.11(e)(ii)). (B) Each Revolving Lender shall pay the amount owing by it to Agent for the account of the Swing Lender on the Business Day following receipt of the notice or demand therefor. Payments received by Agent after 1:00 p.m. may, in Agent’s discretion, be deemed to be received on the next Business Day. Upon receipt by Agent of such payment (other than during the continuation of any Event of Default under Section 8.1(f) or 8.1(g)), such Revolving Lender shall be deemed to have made a Revolving Loan to the Borrowers, which, upon receipt of such payment by the Swing Lender from Agent, the Borrowers shall be deemed to have used in whole to refinance such Swing Loan. In addition, regardless of whether any such demand is made, upon the occurrence of any Event of Default under Section 8.1(f) or 8.1(g), each Revolving Lender shall be deemed to have acquired, without recourse or warranty, an undivided interest and participation in each Swing Loan in an amount equal to such Lender’s Commitment Percentage of such Swing Loan. If any payment made by any Revolving Lender as a result of any such demand is not deemed a Revolving Loan, such payment shall be deemed a funding

50 by such Lender of such participation. Such participation shall not be otherwise required to be funded. Upon receipt by the Swing Lender of any payment from any Revolving Lender pursuant to this Section 2.1(d)(iii) with respect to any portion of any Swing Loan, the Swing Lender shall promptly pay over to such Revolving Lender all payments of principal (to the extent received after such payment by such Lender) and interest (to the extent accrued with respect to periods after such payment) on account of such Swing Loan received by the Swing Lender with respect to such portion. (iv) Obligation to Fund Absolute. Each Revolving Lender’s obligations pursuant to Section 2.1(d)(iii) above shall be absolute, unconditional and irrevocable and shall be performed strictly in accordance with the terms of this Agreement under any and all circumstances whatsoever, including (A) the existence of any setoff, claim, abatement, recoupment, defense or other right that such Lender, any Affiliate thereof or any other Person may have against the Swing Lender, Agent, any other Lender or L/C Issuer or any other Person, (B) the failure of any condition precedent set forth in Section 3.2 to be satisfied or the failure of the Borrower Representative to deliver a Notice of Borrowing (each of which requirements the Revolving Lenders hereby irrevocably waive) and (C) any adverse change in the condition (financial or otherwise) of any Credit Party. (e) Incremental Facilities. (i) Requests. The Borrowers may, by written notice of the Borrower Representative to Agent (each, an “Incremental Facility Request”), request increases in the Revolving Loan Commitments (each, an “Incremental Revolving Loan Commitment” and the loans thereunder, “Incremental Revolving Loans”; each Incremental Revolving Loan Commitment are sometimes referred to herein individually as an “Incremental Facility” and collectively as the “Incremental Facilities”) in Dollars in an aggregate amount not to exceed $25,000,000 for all such Incremental Facilities entered into after the Closing Date. Such notice shall set forth (x) the amount of the Incremental Revolving Loan Commitment being requested, and (y) the date (an “Incremental Effective Date”) on which such Incremental Facility is requested to become effective (which, unless otherwise agreed by Agent, shall not be less than 10 Business Days nor more than 60 days after the date of such notice). (ii) Conditions. No Incremental Facility shall become effective under this Section 2.1(e) unless, after giving effect to such Incremental Facility: (A) no Default or Event of Default shall exist at the time of funding, unless Agent or Required Lenders shall have determined to fund such Incremental Facility notwithstanding any such Default(s) or Event(s) of Default; (B) no commitment of any Lender shall be increased without the consent of such Lender or Agent, and any Person providing an Incremental Revolving Loan Commitment that is not a Lender shall satisfy the requirements under Section 10.9(b) of a permitted assignee of the Revolving Loan Commitments, as applicable; (C) [reserved];

51 (D) the definitive documentation for such Incremental Facility shall be completed and consummated on or prior to the date that is the third anniversary of the Closing Date; and (E) Agent shall have received a certificate of a Responsible Officer of the Borrower Representative certifying as to the condition set forth in the foregoing Section 2.1(e)(ii)(A). (iii) Terms. Any Incremental Revolving Loans shall be on the same terms (as amended from time to time) (including interest rate margins, any interest rate floors, original issue discount and upfront fees (based on the lesser of a four-year average life to maturity or the remaining life to maturity), but excluding reasonable and customary arrangement, structuring and underwriting fees with respect to such Incremental Revolving Loans) as, and pursuant to documentation applicable to, the initial Revolving Loans. Notwithstanding the foregoing, proceeds of Incremental Facilities will be used for working capital and other general corporate purposes of Borrowers and their Subsidiaries (including for capital expenditures, Permitted Acquisitions, other permitted Investments, Restricted Payments, repayments of Subordinated Indebtedness and any other use not prohibited by the Loan Documents). (iv) Required Amendments. Each of the parties hereto hereby agrees that, upon the effectiveness of any Incremental Facility, this Agreement shall be amended to the extent (but only to the extent) necessary to reflect the existence of such Incremental Facility and the Loans evidenced thereby, and any joinder agreement or amendment (each an “Incremental Joinder Agreement”) may without the consent of the other Lenders effect such amendments to this Agreement and the other Loan Documents as may be necessary or appropriate, in the reasonable opinion of Agent and Borrowers, to effect the provisions of this Section 2.1(e). For the avoidance of doubt, this Section 2.1(e) shall supersede any provisions in Section 10.1. From and after each Incremental Effective Date, the Loans and Commitments established pursuant to this Section 2.1(e) shall constitute Loans and Commitments under, and shall be entitled to all the benefits afforded by, this Agreement and the other Loan Documents, and shall, without limiting the foregoing, benefit equally and ratably from the guarantees and security interests created by the applicable Collateral Documents. The Credit Parties shall take any actions reasonably required by Agent to ensure and/or demonstrate that the Liens and security interests granted by the applicable Collateral Documents continue to be perfected under the UCC or otherwise after giving effect to the establishment of any such new Loans and Commitments, including compliance with Section 5.13. Each of the parties hereto hereby agrees that Agent may, in consultation with the Borrower Representative, take any and all action as may be reasonably necessary to ensure that, upon the effectiveness of each Incremental Revolving Loan Commitment, (i) Revolving Loans made under such Incremental Revolving Loan Commitment are included in each Borrowing of outstanding Revolving Loans on a pro rata basis and (ii) the Lender providing each Incremental Revolving Loan Commitment shares ratably in the aggregate principal amount of all outstanding Revolving Loans, Swing Loans and Letter of Credit Obligations. 2.2. Evidence of Loans; Notes. (a) The Revolving Loans and Swing Loans made by each Revolving Lender and the Swing Lender, respectively, are evidenced by this Agreement and, if requested by such Lender, a

52 Note payable to such Lender in an amount equal to such Lender’s Revolving Loan Commitment or Swingline Commitment. 2.3. Interest. (a) Subject to Sections 2.3(c) and 2.3(d), each Loan shall bear interest on the outstanding principal amount thereof from the date when made, and all interest which is not paid when due shall bear interest, at a rate per annum equal to Term SOFR for the applicable Interest Period therefor or the Base Rate, as the case may be, plus the Applicable Margin; provided that, for the avoidance of doubt, Swing Loans may not be SOFR Loans. Each determination of an interest rate by Agent shall be conclusive and binding on each Borrower and the Lenders in the absence of manifest error. All computations of fees and interest (other than interest accruing on Base Rate Loans) payable under this Agreement shall be according to the Interest Accrual Method. (b) Interest on each Loan shall be paid in arrears on each Interest Payment Date. Interest shall also be paid on the Revolving Termination Date. (c) At the election of Agent or the Required Lenders while any Specified Event of Default exists (or automatically while any Event of Default under Section 8.1(a), 8.1(f) or 8.1(g) exists), the Borrowers shall pay interest (after as well as before entry of judgment thereon to the extent permitted by law) on the Loans and past due interest thereon, if any, from and after the date of occurrence of such Specified Event of Default, at the Default Rate. All such interest shall be payable in cash on demand of Agent or the Required Lenders. (d) Anything herein to the contrary notwithstanding, the obligations of the Borrowers hereunder shall be subject to the limitation that payments of interest shall not be required, for any period for which interest is computed hereunder, to the extent (but only to the extent) that contracting for or receiving such payment by the respective Lender would be contrary to the provisions of any law applicable to such Lender limiting the highest rate of interest which may be lawfully contracted for, charged or received by such Lender, and in such event the Borrowers shall pay such Lender interest at the highest rate permitted by applicable law (“Maximum Lawful Rate”); provided that if at any time thereafter the rate of interest payable hereunder is less than the Maximum Lawful Rate, the Borrowers shall continue to pay interest hereunder at the Maximum Lawful Rate until such time as the total interest received by Agent, on behalf of Lenders, is equal to the total interest that would have been received had the interest payable hereunder been (but for the operation of this paragraph) the interest rate payable since the Closing Date as otherwise provided in this Agreement. 2.4. Loan Account; Register. (a) Agent shall maintain an account on its books in the name of Borrower (the “Loan Account”) on which Borrower will be charged with all Revolving Loans (including Overadvances and Swing Loans) made by to Borrower or for its account, the Letters of Credit issued or arranged for Borrower’s account, and with all other payment Obligations hereunder or under the other Loan Documents, including, accrued interest, fees and expenses. The Loan Account will be credited with all payments received by Agent from Borrower or for its account. Agent shall deliver to the Borrower Representative on a monthly basis a loan statement setting forth such record for the immediately preceding calendar month. The Loan Account shall, absent manifest error, be conclusive evidence of the amount of the Loans made by the Lenders to the Borrowers and the interest and payments thereon. Any failure to so record or any error in doing so, or any failure to deliver such loan statement shall not, however, limit or otherwise affect the obligation of the

53 Borrowers hereunder (and under any Note) to pay any amount owing with respect to the Loans or provide the basis for any claim against Agent. (b) Agent, acting as a non-fiduciary agent of the Borrowers solely for tax purposes and solely with respect to the actions described in this Section 2.4(b), shall establish and maintain at its address referred to in Section 10.2 (or at such other address as Agent may notify the Borrower Representative) (A) a record of ownership (the “Register”) in which Agent agrees to register by book entry the interests (including any rights to receive payment hereunder) of Agent, each Lender and each L/C Issuer in the Revolving Loans, Swing Loans, L/C Reimbursement Obligations and Letter of Credit Obligations, each of their obligations under this Agreement to participate in each Loan, Letter of Credit, Letter of Credit Obligations and L/C Reimbursement Obligations, and any assignment of any such interest, obligation or right and (B) accounts in the Register in accordance with its usual practice in which it shall record (1) the names and addresses of the Lenders and the L/C Issuers (and each change thereto pursuant to Sections 10.9 and 10.20), (2) the Commitments of each Lender, (3) the amount of each Loan and each funding of any participation described in clause (A) above, and for SOFR Loans, the Interest Period applicable thereto, (4) the amount of any principal or interest due and payable or paid, (5) the amount of the L/C Reimbursement Obligations due and payable or paid in respect of Letters of Credit and (6) any other payment received by Agent from a Borrower or other Credit Party and its application to the Obligations under the Loan Documents. (c) Notwithstanding anything to the contrary contained in this Agreement, the Loans (including any Notes evidencing such Loans and, in the case of Revolving Loans, the corresponding obligations to participate in Letter of Credit Obligations and Swing Loans) and the L/C Reimbursement Obligations are registered obligations, the right, title and interest of the Lenders and the L/C Issuers and their assignees in and to such Loans or L/C Reimbursement Obligations, as the case may be, shall be transferable only upon notation of such transfer in the Register and no assignment thereof shall be effective until recorded therein. This Section 2.4 and Section 10.9 shall be construed so that the Loans and L/C Reimbursement Obligations are at all times maintained in “registered form” within the meaning of Sections 163(f), 871(h)(2) and 881(c)(2) of the Code. (d) The Credit Parties, Agent, the Lenders and the L/C Issuers shall treat each Person whose name is recorded in the Register as a Lender or L/C Issuer, as applicable, for all purposes of this Agreement. Information contained in the Register with respect to any Lender or any L/C Issuer shall be available for access by the Borrowers, the Borrower Representative, Agent, such Lender or such L/C Issuer during normal business hours and from time to time upon at least one Business Day’s prior notice. No Lender or L/C Issuer shall, in such capacity, have access to or be otherwise permitted to review any information in the Register other than information with respect to such Lender or L/C Issuer unless otherwise agreed by Agent. 2.5. Procedure for Revolving Credit Borrowing (a) Each Borrowing of a Revolving Loan shall be made upon the Borrower Representative’s irrevocable (subject to Section 11.5) written notice delivered to Agent substantially in the form of a Notice of Borrowing or, at Borrower Representative’s election, in a writing in any other form acceptable to Agent, to the address for Notices of Borrowing set forth on the signature pages hereto, which notice must be received by Agent prior to 2:00 p.m. (i) on the date which is three (3) Business Days (or such shorter period as approved by Agent in its sole discretion) prior to the requested Borrowing date in the case of each SOFR Loan and (ii) on the date which is one (1) Business Day prior to the requested Borrowing date of each Base Rate Loan. Such Notice of Borrowing shall specify:

54 (i) the amount of the Borrowing (which shall not be less than the Minimum Revolving Credit Borrowing Amount); (ii) the requested Borrowing date, which shall be a Business Day; (iii) whether the Borrowing is to be comprised of SOFR Loans or Base Rate Loans; and (iv) if the Borrowing is to be SOFR Loans, the Interest Period applicable to such Loans. (b) Upon receipt of a Notice of Borrowing, Agent will promptly notify each Revolving Lender of such Notice of Borrowing and of the amount of such Lender’s Commitment Percentage of the Borrowing. (c) Unless Agent is otherwise directed in writing by the Borrower Representative, the proceeds of each requested Borrowing after the Closing Date will be made available to the Borrowers by Agent by wire transfer of such amount to the Borrowers pursuant to the wire transfer instructions specified on the signature page hereto. 2.6. Conversion and Continuation Elections (a) The Borrowers shall have the option to (i) request that any Revolving Loan be made as a SOFR Loan, (ii) convert at any time all or any part of outstanding Loans (other than Swing Loans) from Base Rate Loans to SOFR Loans, (iii) convert any SOFR Loan to a Base Rate Loan, or (iv) continue all or any portion of any Loan as a SOFR Loan or Base Rate Loan. Any such election must be made by Borrower Representative by 2:00 p.m. on the third Business Day prior to (1) the date of any proposed SOFR Loan, (2) the applicable Interest Payment Date with respect to any SOFR Loans to be continued as such, (3) the date on which the Borrowers wish to convert any Base Rate Loan to a SOFR Loan or (4) the date on which the Borrowers wish to convert any SOFR Loan to a Base Rate Loan. If no election is received with respect to a SOFR Loan by 2:00 p.m. on the third Business Day prior to the applicable Interest Payment Date with respect thereto, that SOFR Loan shall be continued as a SOFR Loan bearing interest at a rate based upon Term SOFR for an Interest Period of one month. The Borrower Representative must make such election by notice to Agent in writing, including by Electronic Transmission. In the case of any conversion or continuation, such election must be made pursuant to a written notice (a “Notice of Conversion/Continuation”) substantially in the form of Exhibit 2.6 or, at Borrower Representative’s election, in a writing in any other form acceptable to Agent. No Loan shall be made, converted into or continued as a SOFR Loan, if (x) an Event of Default has occurred and is continuing, and Agent or Required Lenders have determined not to make or continue any Loan as a SOFR Loan as a result thereof or (y) Agent is or Required Lenders are stayed by the Bankruptcy Code from making such determination. (b) Upon receipt of a Notice of Conversion/Continuation, Agent will promptly notify each Lender thereof. In addition, Agent will, with reasonable promptness, notify the Borrower Representative and the Lenders of each determination of Term SOFR for the Interest Period applicable thereto; provided that any failure to do so shall not relieve any Borrower of any liability hereunder or provide the basis for any claim against Agent. All conversions and continuations shall be made pro rata according to the respective outstanding principal amounts of the Loans held by each Lender with respect to which the notice was given.

55 (c) Notwithstanding any other provision contained in this Agreement, after giving effect to any Borrowing, or to any continuation or conversion of any Loans, there shall not be more than seven (7) different Interest Periods in effect. 2.7. Optional Prepayments and Reductions in Revolving Loan Commitments (a) Optional Prepayments Generally. The Borrowers may at any time upon at least two (2) Business Days’ (or such shorter period as is acceptable to Agent) prior written notice by the Borrower Representative to Agent, prepay the Loans in whole or in part in an amount greater than or equal to the lesser of (x) $100,000 or (y) the Total Loan Balance (excluding L/C Reimbursement Obligations for undrawn Letters of Credit), other than Revolving Loans and Swing Loans for which prior written notice is not required and for which no minimum shall apply, in each instance, without penalty or premium except as provided in Sections 2.9. Optional partial prepayments of Revolving Loans shall be applied in accordance with Section 2.10(a). (b) Reductions in Revolving Loan Commitments. Borrowers may at any time upon at least two (2) Business Days’ (or such shorter period as is acceptable to Agent) prior written notice by the Borrower Representative to Agent permanently reduce the Aggregate Revolving Loan Commitment; provided that (i) such reductions shall be in an amount greater than or equal to $100,000, and (ii) after giving effect to such reduction, Availability shall be no less than ten percent (10%) of the Maximum Loan Cap. All reductions of the Aggregate Revolving Loan Commitment shall be allocated pro rata among all Lenders with a Revolving Loan Commitment. A permanent reduction of the Aggregate Revolving Loan Commitment shall not require a corresponding pro rata reduction in the L/C Sublimit or the Swingline Commitment; provided that the L/C Sublimit and/or the Swingline Commitment, as applicable, shall be permanently reduced by the amount thereof in excess of the Aggregate Revolving Loan Commitment. (c) Notices. Notice of prepayment or commitment reduction pursuant to Sections 2.7(a) and 2.7(b) above shall not thereafter be revocable by the Borrowers or the Borrower Representative (unless such notice expressly conditions such prepayment or reduction upon consummation of a transaction or other event, in which event such notice may be revocable or conditioned upon such consummation) and Agent will promptly notify each Lender thereof and of such Lender’s Commitment Percentage of such prepayment or reduction. Unless revocable or conditioned upon consummation of a transaction or other event, the payment amount specified in a notice of prepayment or reduction shall be due and payable on the date specified therein. Together with each prepayment under this Section 2.7, the Borrowers shall pay any amounts required pursuant to Section 2.9. 2.8. Mandatory Payments and Prepayments of Loans. (a) [Reserved]. (b) Revolving Loan. The Borrowers shall repay to the Lenders in full on the Revolving Termination Date the aggregate principal amount of the Revolving Loans, Swing Loans and other Obligations (excluding any inchoate obligations for which no claim has been made) outstanding on such date. (c) [Reserved]. (d) [Reserved].

56 (e) Excess Outstandings. If the Total Loan Balance exceeds the Maximum Loan Cap (other than as a result of Protective Advances), Borrowers shall promptly (and in any event within one Business Day of receipt of notice from a Secured Party, or otherwise obtaining actual knowledge, thereof) pay to Agent an amount equal to such excess, together with any other Obligations then due and payable directly related thereto, such amount to be applied first to Swing Loans until paid in full, then to Revolving Loans until paid in full and then to cash collateralize L/C Reimbursement Obligations. (f) Application of Prepayments. Subject to Section 2.10, any prepayments pursuant to Section 2.8 shall be applied first to prepay outstanding Swing Loans, second to prepay outstanding Revolving Loans without permanent reduction of the Aggregate Revolving Loan Commitment and third to cash collateralize Letters of Credit in an amount determined in accordance with Section 8.4. To the extent permitted by the foregoing, amounts prepaid shall be applied first to any Base Rate Loans then outstanding and then to outstanding SOFR Loans with the shortest Interest Periods remaining. (g) No Implied Consent. Provisions contained in this Section 2.8 for the application of proceeds of certain transactions shall not be deemed to constitute consent of the Lenders to transactions that are not otherwise permitted by the terms hereof or the other Loan Documents. 2.9. Fees. (a) Fees. The Borrowers shall pay to Agent, for Agent’s own account or as otherwise provided therein, fees in the amounts and at the times set forth in a letter agreement between the Borrowers and Agent dated of even date herewith (as amended, modified and/or supplemented from time to time in accordance with its terms, the “Fee Letter”). (b) Unused Commitment Fee. The Borrowers shall pay to Agent a fee (the “Unused Commitment Fee”) for the account of each Revolving Lender in an amount equal to: (i) the difference of (A) the average daily balance of the Revolving Loan Commitment of such Revolving Lender during the preceding calendar quarter, less (B) the sum of (x) the average daily balance of all Revolving Loans held by such Revolving Lender during the preceding calendar quarter plus (y) the average daily amount of Letter of Credit Obligations held by such Revolving Lender during the preceding calendar quarter, plus (z) in the case of the Swing Lender, the daily balance of all outstanding Swing Loans held by such Swing Lender, in each case, during the preceding calendar quarter; provided that in no event shall the amount computed pursuant to Section 2.9(b)(i)(A) and Section 2.9(b)(i)(B) with respect to the Swing Lender be less than zero, (ii) multiplied by one quarter of one percent (0.25%) per annum. The total Unused Commitment Fee paid by the Borrowers will be equal to the sum of all of the Unused Commitment Fees due to the Lenders, subject to Section 2.11(e)(vi). Such fee shall be payable quarterly in arrears on the last day of each calendar quarter following the Closing Date.

57 The Unused Commitment Fee provided in this Section 2.9(b) shall accrue at all times from and after the execution and delivery of this Agreement. (c) Letter of Credit Fee. The Borrowers agree to pay to Agent for the ratable benefit of the Revolving Lenders, as compensation to such Lenders for Letter of Credit Obligations incurred hereunder, (i) without duplication of costs and expenses otherwise payable to Agent or Lenders hereunder or fees otherwise paid by the Borrowers, all reasonable costs and expenses incurred by Agent or any Lender on account of such Letter of Credit Obligations, and (ii) for each calendar quarter during which any Letter of Credit Obligation shall remain outstanding, a fee (the “Letter of Credit Fee”) in an amount equal to the product of the daily undrawn face amount of all Letters of Credit Issued, guarantied or supported by risk participation agreements multiplied by a per annum rate equal to the Applicable Margin with respect to Revolving Loans which are SOFR Loans; provided that such rate shall automatically be increased by two percent (2.00%) per annum at any time that the interest rate is increased by 2% pursuant to Section 2.3(c). Such fee shall be paid to Agent for the benefit of the Revolving Lenders in arrears, on the last day of each calendar quarter and on the date on which all L/C Reimbursement Obligations have been discharged. In addition, the Borrowers shall pay to Agent, any L/C Issuer or any prospective L/C Issuer, as appropriate, promptly upon written demand, such L/C Issuer’s or prospective L/C Issuer’s customary fees at then prevailing rates, without duplication of fees otherwise payable hereunder (including all per annum fees), charges and expenses of such L/C Issuer or prospective L/C Issuer in respect of the application for, and the Issuance, negotiation, acceptance, amendment, cancellation, transfer and payment of, each Letter of Credit or otherwise payable pursuant to the application and related documentation under which such Letter of Credit is Issued. (d) All fees payable pursuant to this Section 2.9 shall be applied in accordance with Section 2.10(a). 2.10. Payments by the Borrowers (a) All payments (including prepayments) to be made by each Credit Party on account of principal, interest, fees and other amounts required hereunder shall be made without set off, recoupment, counterclaim or deduction of any kind, shall, except as otherwise expressly provided herein, be made to Agent and for the ratable account of the Persons holding the applicable Obligations at the address for payment specified in the signature page hereof in relation to Agent (or such other address, including wire instructions, as Agent may from time to time specify in writing in accordance with Section 10.2), including payments utilizing the ACH system, and shall be made in Dollars and by wire transfer or ACH transfer in immediately available funds (which shall be the exclusive means of payment hereunder), no later than 1:00 p.m. on the date due. Any payment which is received by Agent later than 1:00 p.m. may in Agent’s discretion be deemed to have been received on the immediately succeeding Business Day and any applicable interest or fee shall continue to accrue. Each Borrower and each other Credit Party hereby irrevocably waives the right to direct the application during the continuance of an Event of Default of any and all payments in respect of any Obligation and any proceeds of Collateral. Each Borrower hereby authorizes Agent, from time to time without prior notice to any Borrower, to charge the Loan Account in respect of a Revolving Loan that is a Base Rate Loan (or as a Swing Loan) to pay (i) interest, principal (including Swing Loans), L/C Reimbursement Obligations, fees payable under the Fee Letter, Unused Commitment Fees and Letter of Credit Fees, in each instance, on the date due, or (ii) after five (5) days’ prior notice to the Borrower Representative, other fees, costs or expenses payable by a Borrower or any of its Subsidiaries hereunder or under the other Loan Documents.

58 (b) Subject to the provisions set forth in the definitions of “Interest Payment Date” and “Interest Period” herein, if any payment hereunder shall be stated to be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day, and such extension of time shall in such case be excluded in the computation, and if applicable, payment, of interest or fees, as the case may be, on such next succeeding Business Day; provided that such extension of time shall be included in the next succeeding computation and payment of interest and fees; provided further that if the scheduled payment date is the maturity date of any Loan such extension of time shall include such interest and fees, which shall be payable on such next succeeding Business Day. (c) [Reserved]. (d) Notwithstanding any contrary provision set forth herein or in any other Loan Document, (i) during the continuance of an Event of Default, Agent may, and shall upon the direction of Required Lenders apply any and all payments received by Agent in respect of any Obligation in accordance with clauses first through sixth below; and (ii) all payments made by Credit Parties to Agent after any or all of the Obligations under the Loan Documents have been accelerated (so long as such acceleration has not been rescinded) or have otherwise matured, including proceeds of Collateral, shall be applied as follows: first, to payment of costs, expenses and indemnities, including Attorney Costs, of Agent payable or reimbursable by the Credit Parties under the Loan Documents; second, to payment of Attorney Costs of Lenders payable or reimbursable by the Credit Parties under this Agreement, if any; third, to payment of all accrued unpaid interest on the Obligations and fees owed to Agent, Lenders and L/C Issuers (whether or not accruing after the filing of any case under the Bankruptcy Code with respect to any Obligations and whether or not a claim for such post-filing or post-petition interest, fees, and charges is allowed or allowable in any such proceeding); fourth, to (x) the payment of principal of the Obligations (including L/C Reimbursement Obligations, Overadvances and Protective Advances) then due and payable, (y) cash collateralization of unmatured L/C Reimbursement Obligations to the extent not then due and payable, and (z) the payment of the Secured Rate Contract Obligations and the Secured Cash Management Obligations then due and payable (exclusive of Secured Rate Contract Obligations and the Secured Cash Management Obligations to the extent that a Cash Management/Hedge Reserve has not been taken by Agent in respect thereof), ratably; fifth, to payment of any remaining Secured Rate Contract Obligations and Secured Cash Management Obligations; sixth, to payment of any other amounts owing constituting Obligations; and seventh, any remainder shall be for the account of and paid to whoever may be lawfully entitled thereto. In carrying out the foregoing, (i) amounts received shall be applied to each category in the numerical order provided until exhausted prior to the application to the immediately succeeding category, (ii) each of the Lenders or other Persons entitled to payment shall receive an amount equal to its pro rata share of amounts available to be applied pursuant to clauses third, fourth and fifth above and (iii) no payments by a Guarantor and no proceeds of Collateral of a Guarantor shall

59 be applied to Obligations, the guaranty of which by such Guarantor would constitute an Excluded Rate Contract Obligation. Notwithstanding the foregoing, Secured Rate Contract Obligations and Secured Cash Management Obligations with parties that are not Affiliates of Agent shall be excluded from the application described above unless at least three Business Days prior to any distribution, Agent has received written notice from the applicable Secured Swap Provider or Secured Cash Management Bank of the amount of Secured Rate Contract Obligations or Secured Cash Management Obligations then due and payable, together with such supporting documentation as Agent may request. 2.11. Payments by the Lenders to Agent; Settlement (a) Agent may, on behalf of Lenders, disburse funds to the Borrowers for Loans requested. Each Lender shall reimburse Agent on demand for all funds disbursed on its behalf by Agent, or if Agent so requests, each Lender will remit to Agent its Commitment Percentage of any Loan before Agent disburses same to the Borrowers. If Agent elects to require that each Lender make funds available to Agent prior to disbursement by Agent to the Borrowers, Agent shall advise each Lender by telephone of the amount of such Lender’s Commitment Percentage of the Loan requested by the Borrower Representative no later than the Business Day prior to the scheduled Borrowing date applicable thereto, and each such Lender shall pay Agent such Lender’s Commitment Percentage of such requested Loan, in same day funds, by wire transfer to Agent’s account, as designated in writing by Agent to Borrower Representative from time to time, no later than 1:00 p.m. on such scheduled Borrowing date. Nothing in this Section 2.11(a) or elsewhere in this Agreement or the other Loan Documents, including the remaining provisions of Section 2.11, shall be deemed to require Agent to advance funds on behalf of any Lender or to relieve any Lender from its obligation to fulfill its Commitments hereunder or to prejudice any rights that Agent any Lender or the Borrowers may have against any Lender as a result of any default by such Lender hereunder. (b) At least once each calendar week or more frequently at Agent’s election (each, a “Settlement Date”), Agent shall advise each Lender by telephone of the amount of such Lender’s Commitment Percentage of principal, interest and Fees paid for the benefit of Lenders with respect to each applicable Loan. Agent shall pay to each Lender such Lender’s Commitment Percentage (except as otherwise provided in Section 2.1(c)(vi) and Section 2.11(e)(iv)) of principal, interest and fees paid by the Borrowers since the previous Settlement Date for the benefit of such Lender on the Loans held by it. Such payments shall be made by wire transfer to such Lender not later than 2:00 p.m. on the next Business Day following each Settlement Date. (c) Availability of Lender’s Commitment Percentage. Agent may assume that each Revolving Lender will make its Commitment Percentage of each Revolving Loan available to Agent on each Borrowing date. If such Commitment Percentage is not, in fact, paid to Agent by such Revolving Lender when due, Agent will be entitled to recover such amount on demand from such Revolving Lender without setoff, counterclaim or deduction of any kind. If any Revolving Lender fails to pay the amount of its Commitment Percentage forthwith upon Agent’s demand, Agent shall promptly notify the Borrower Representative and the Borrowers shall promptly (and in any event within one (1) Business Day of receipt of such notice) repay such amount to Agent. Nothing in this Section 2.11(c) or elsewhere in this Agreement or the other Loan Documents shall be deemed to require Agent to advance funds on behalf of any Revolving Lender or to relieve any Revolving Lender from its obligation to fulfill its Commitments hereunder or to prejudice any rights that the Borrowers may have against any Revolving Lender as a result of any default by such Revolving Lender hereunder. Without limiting the provisions of Section 2.11(b), to the extent that Agent advances funds to the Borrowers on behalf of any Revolving Lender and is not reimbursed therefor

60 on the same Business Day as such advance is made, Agent shall be entitled to retain for its account all interest accrued on such advance from the date such advance was made until reimbursed by the applicable Revolving Lender. (d) Return of Payments. (i) If Agent pays an amount to a Lender under this Agreement in the belief or expectation that a related payment has been or will be received by Agent from the Borrowers and such related payment is not received by Agent, then Agent will be entitled to recover such amount from such Lender on demand without setoff, counterclaim, defense or deduction of any kind. (ii) If Agent determines at any time that any amount received by Agent under this Agreement or any other Loan Document must be returned to any Credit Party or paid to any other Person pursuant to any insolvency law or otherwise, then, notwithstanding any other term or condition of this Agreement or any other Loan Document, Agent will not be required to distribute any portion thereof to any Lender. In addition, each Lender will repay to Agent on demand any portion of such amount that Agent has distributed to such Lender, together with interest at such rate, if any, as Agent is required to pay to any Borrower or such other Person, without setoff, counterclaim or deduction of any kind, and Agent will be entitled to set-off against future distributions to such Lender any such amounts (with interest) that are not repaid on demand. (iii) (A) If Agent notifies a Lender, L/C Issuer, or other Secured Party, or any Person who has received funds on behalf of a Lender, L/C Issuer, or other Secured Party (any such Lender, L/C Issuer Bank, other Secured Party or other recipient, a “Payment Recipient”), that Agent has determined in its sole discretion that any funds received by such Payment Recipient from Agent or any of its Affiliates were erroneously transmitted to, or otherwise erroneously or mistakenly received by, such Payment Recipient (whether or not known to such Lender, L/C Issuer, other Secured Party or other Payment Recipient on its behalf) (any such funds, whether received as a payment, prepayment or repayment of principal, interest, fees, distribution or otherwise, individually and collectively, an “Erroneous Payment”) and demands the return of such Erroneous Payment (or a portion thereof), such Erroneous Payment shall at all times remain the property of Agent and held in trust for the benefit of Agent, and such Lender, L/C Issuer, or other Secured Party shall (or, with respect to any Payment Recipient who received such funds on its behalf, shall cause such Payment Recipient to) promptly, but in no event later than two (2) Business Days thereafter, return to Agent the amount of any such Erroneous Payment (or portion thereof) as to which such a demand was made, in same day funds (in the currency so received), together with interest thereon in respect of each day from and including the date such Erroneous Payment (or portion thereof) was received by such Payment Recipient to the date such amount is repaid to Agent in same day funds at the greater of the Federal Funds Rate and a rate determined by Agent in accordance with banking industry rules on interbank compensation from time to time in effect. A notice of Agent to any Payment Recipient under this Section 2.11(d)(iii) shall be conclusive, absent manifest error. (B) Without limiting immediately preceding Section 2.11(d)(iii)(A), each Payment Recipient hereby further agrees that if it receives a payment,

61 prepayment or repayment (whether received as a payment, prepayment or repayment of principal, interest, fees, distribution or otherwise) from Agent (or any of its Affiliates) (x) that is in a different amount than, or on a different date from, that specified in a notice of payment, prepayment or repayment sent by Agent (or any of its Affiliates) with respect to such payment, prepayment or repayment (a “Payment Notice”), (y) that was not preceded or accompanied by a Payment Notice, or (z) that such Payment Recipient otherwise becomes aware was transmitted, or received, in error or by mistake (in whole or in part) in each case, then (1) in the case of immediately preceding clauses (x) or (y), an error shall be presumed to have been made (absent written confirmation from Agent to the contrary) or (2) an error has been made (in the case of immediately preceding clause (z)), in each case, with respect to such payment, prepayment or repayment. (C) Each Lender, L/C Issuer and Secured Party hereby authorizes Agent to set off, net and apply any and all amounts at any time owing to such Lender, L/C Issuer or Secured Party under any Loan Document, or otherwise payable or distributable by Agent to such Lender, L/C Issuer or Secured Party from any source, against any amount due to Agent under Section 2.11(d)(iii)(A) above or under the indemnification provisions of this Agreement. (D) The Borrowers and each other Credit Party hereby agree that (x) in the event an Erroneous Payment (or portion thereof) is not recovered from any Payment Recipient that has received such Erroneous Payment (or portion thereof) for any reason, Agent shall be contractually subrogated (irrespective of whether Agent may be equitably subrogated) to all the rights of such Lender, L/C Issuer, or other Secured Party under the Loan Documents with respect to such amount, (y) an Erroneous Payment shall not pay, prepay, repay, discharge or otherwise satisfy any Obligations owed by the Borrower or any other Credit Party, except, in each case, to the extent such Erroneous Payment is, and solely with respect to the amount of such Erroneous Payment that is, comprised of funds received by Agent from the Borrower or any other Credit Party for the purpose of making such Erroneous Payment, and (z) to the extent that an Erroneous Payment was in any way or at any time credited as a payment or satisfaction of any of the Obligations, the Obligations or part thereof that were so credited, and all rights of the applicable Lender, L/C Issuer, other Secured Party or Agent, as the case may be, shall be reinstated and continue in full force and effect as if such payment or satisfaction had never been received; provided the amount of such Erroneous Payment that is comprised of funds received by Agent from the Borrower or any other Credit Party for the purpose of making such Erroneous Payment shall be credited as a payment or satisfaction of the Obligations and the Obligations or part thereof that were so credited shall not be reinstated. (E) To the extent permitted by any Requirement of Law, no Payment Recipient shall assert any right or claim to an Erroneous Payment, and hereby waives, and is deemed to waive, any claim, counterclaim, defense or right of set- off or recoupment with respect to any demand, claim or counterclaim by Agent for the return of any Erroneous Payment received, including waiver of any defense based on “discharge for value” or any similar doctrine. (F) Each party’s obligations, agreements and waivers under this Section 2.11(d)(iii) shall survive the resignation or replacement of Agent or any

62 transfer of rights or obligations by, or the replacement of, a Lender, L/C Issuer, or other Secured Party, the termination of any Commitment or the repayment, satisfaction or discharge of all Obligations (or any portion thereof) under any Loan Document. (e) Defaulting Lenders. (i) Responsibility. The failure of any Defaulting Lender to make any Revolving Loan, or to fund any purchase of any participation to be made or funded by it (including with respect to any Letter of Credit or Swing Loan), or to make any payment required by it under any Loan Document on the date specified therefor shall not relieve any other Lender of its obligations to make such loan, fund the purchase of any such participation, or make any other such required payment on such date, and neither Agent nor, other than as expressly set forth herein, any other Lender shall be responsible for the failure of any Defaulting Lender to make a loan, fund the purchase of a participation or make any other required payment under any Loan Document. (ii) Reallocation. If any Revolving Lender is a Defaulting Lender, all or a portion of such Defaulting Lender’s Letter of Credit Obligations (unless such Lender is the L/C Issuer that Issued such Letter of Credit) and reimbursement obligations with respect to Swing Loans shall, at Agent’s election at any time or upon any L/C Issuer’s or Swing Lender’s, as applicable, written request delivered to Agent (whether before or after the occurrence of any Default or Event of Default), be reallocated to and assumed by the Revolving Lenders that are not Defaulting Lenders pro rata in accordance with their Commitment Percentages of the Aggregate Revolving Loan Commitment (calculated as if the Defaulting Lender’s Commitment Percentage was reduced to zero and each other Revolving Lender’s (other than any other Defaulting Lender’s) Commitment Percentage had been increased proportionately), provided that no Revolving Lender shall be reallocated any such amounts or be required to fund any amounts that would cause the sum of its outstanding Revolving Loans, outstanding Letter of Credit Obligations, amounts of its participations in Swing Loans and its pro rata share of unparticipated amounts in Swing Loans to exceed its Revolving Loan Commitment. No reallocation hereunder shall constitute a waiver or release of any claim of any party hereunder against a Defaulting Lender arising from that Lender having become a Defaulting Lender, including any claim of a non-Defaulting Lender as a result of such non-Defaulting Lender’s increased exposure following such reallocation. (iii) Voting Rights. Notwithstanding anything set forth herein to the contrary, including Section 10.1, a Defaulting Lender shall not have any voting or consent rights under or with respect to any Loan Document or constitute a “Lender” or a “Revolving Lender” (or be, or have its Loans and Commitments, included in the determination of “Required Lenders” or “Lenders directly affected” pursuant to Section 10.1) for any voting or consent rights under or with respect to any Loan Document, provided that (A) the Commitment of a Defaulting Lender may not be increased, extended or reinstated, (B) the principal of a Defaulting Lender’s Loans may not be reduced or forgiven, and (C) the interest rate applicable to Obligations under the Loan Documents owing to a Defaulting Lender may not be reduced in such a manner that by its terms affects such Defaulting Lender more adversely than other Lenders, in each case, without the consent of such Defaulting Lender. Moreover, for the purposes of determining Required Lenders, the Loans, Letter of Credit Obligations, and Commitments held by Defaulting Lenders shall be excluded from the total Loans and Commitments outstanding.

63 (iv) Borrower Payments to a Defaulting Lender. Agent shall be authorized to use all payments received by Agent for the benefit of any Defaulting Lender pursuant to this Agreement to pay in full the Aggregate Excess Funding Amount to the appropriate Secured Parties. Agent shall be entitled to hold as cash collateral in a non-interest bearing account up to an amount equal to such Defaulting Lender’s pro rata share, without giving effect to any reallocation pursuant to Section 2.11(e)(ii), of all Letter of Credit Obligations until the Facility Termination Date. Upon any such unfunded obligations owing by a Defaulting Lender becoming due and payable, Agent shall be authorized to use such cash collateral to make such payment on behalf of such Defaulting Lender. With respect to such Defaulting Lender’s failure to fund Revolving Loans or purchase participations in Letters of Credit or Letter of Credit Obligations, any amounts applied by Agent to satisfy such funding shortfalls shall be deemed to constitute a Revolving Loan or amount of the participation required to be funded and, if necessary to effectuate the foregoing, the other Revolving Lenders shall be deemed to have sold, and such Defaulting Lender shall be deemed to have purchased, Revolving Loans or Letter of Credit participation interests from the other Revolving Lenders until such time as the aggregate amount of the Revolving Loans and participations in Letters of Credit and Letter of Credit Obligations are held by the Revolving Lenders in accordance with their Commitment Percentages of the Aggregate Revolving Loan Commitment. Any amounts owing by a Defaulting Lender to Agent which are not paid when due shall accrue interest at the interest rate applicable during such period to Revolving Loans that are Base Rate Loans. In the event that Agent is holding cash collateral of a Defaulting Lender that cures pursuant to Section 2.11(e)(v) below or ceases to be a Defaulting Lender pursuant to the definition of Defaulting Lender, Agent shall return the unused portion of such cash collateral to such Lender. The “Aggregate Excess Funding Amount” of a Defaulting Lender shall be the aggregate amount of (A) all unpaid obligations owing by such Lender to Agent, L/C Issuers, Swing Lender, and other Lenders under the Loan Documents, including such Lender’s pro rata share of all Revolving Loans, Letter of Credit Obligations and Swing Loans, plus, without duplication, (B) all amounts of such Defaulting Lender’s Letter of Credit Obligations and reimbursement obligations with respect to Swing Loans reallocated to other Lenders pursuant to Section 2.11(e)(ii). (v) Cure. A Lender may cure its status as a Defaulting Lender under clause (a) of the definition of Defaulting Lender if such Lender fully pays to Agent, on behalf of the applicable Secured Parties, the Aggregate Excess Funding Amount, plus all interest due thereon. Any such cure shall not relieve any Lender from liability for breaching its contractual obligations hereunder and shall not constitute a waiver or release of any claim of any party hereunder arising from that Lender’s having been a Defaulting Lender. (vi) Fees. A Lender that is a Defaulting Lender pursuant to clause (a) of the definition of Defaulting Lender shall not earn and shall not be entitled to receive, and the Borrowers shall not be required to pay, such Lender’s portion of the Unused Commitment Fee during the time such Lender is a Defaulting Lender pursuant to clause (a) of the definition thereof. In the event that any reallocation of Letter of Credit Obligations occurs pursuant to Section 2.11(e)(ii), during the period of time that such reallocation remains in effect, the Letter of Credit Fee payable with respect to such reallocated portion shall be payable to (A) all Revolving Lenders based on their pro rata share of such reallocation or (B) to the L/C Issuer for any remaining portion not reallocated to any other Revolving Lenders. So long as a Lender is a Defaulting Lender, the Letter of Credit Fee payable with respect to any Letter of Credit Obligation of such Defaulting Lender that has not been reallocated pursuant to Section 2.11(e)(ii) shall be payable to the L/C Issuer.

64 (f) Procedures. Agent is hereby authorized by each Credit Party and each other Secured Party to establish procedures (and to amend such procedures from time to time) to facilitate administration and servicing of the Loans and other matters incidental thereto. Without limiting the generality of the foregoing, Agent is hereby authorized to establish procedures to make available or deliver, or to accept, notices, documents and similar items on, by posting to or submitting and/or completion, on E-Systems. (g) Cashless Settlement. Notwithstanding anything to the contrary contained in this Agreement, any Lender may exchange, continue or rollover all or a portion of its Loans or Commitments in connection with any refinancing, extension, loan modification or similar transaction permitted by the terms of this Agreement, pursuant to a cashless settlement mechanism approved by the Borrowers, Agent and such Lender. 2.12. Borrower Representative. Phreesia hereby (i) is designated and appointed by each Borrower as its representative and agent on its behalf (the “Borrower Representative”) and (ii) accepts such appointment as the Borrower Representative, in each case, for the purposes of issuing Notices of Borrowings, Notices of Conversion/Continuation, L/C Requests and Swingline Requests, delivering certificates including Compliance Certificates, Consolidated Borrowing Base Certificates, giving instructions with respect to the disbursement of the proceeds of the Loans, selecting interest rate options, giving and receiving all other notices and consents hereunder or under any of the other Loan Documents and taking all other actions (including in respect of compliance with covenants, but without relieving any other Borrower of its joint and several obligations to pay and perform the Obligations) on behalf of any Borrower or the Borrowers under the Loan Documents. Agent and each Lender may regard any notice or other communication pursuant to any Loan Document from the Borrower Representative as a notice or communication from all Borrowers. Each warranty, covenant, agreement and undertaking made on behalf of a Borrower by the Borrower Representative shall be deemed for all purposes to have been made by such Borrower and shall be binding upon and enforceable against such Borrower to the same extent as if the same had been made directly by such Borrower. 2.13. Eligible Accounts. Agent shall have the right, at any time and from time to time after the Closing Date upon five (5) Business Days’ notice to Borrower Representative (or such shorter period as Borrower Representative shall accept) so long as no Event of Default has occurred and is continuing, to establish, modify or eliminate Reserves against Eligible Accounts from time to time in its Permitted Discretion (including (a) Dilution Reserves and (b) reserves with respect to amounts owing by any Credit Party or its Subsidiaries to any Person to the extent secured by a Lien on, or trust over, any of the Collateral, which Lien or trust, in the Permitted Discretion of Agent likely would have a priority superior to Agent’s Liens (such as Liens or trusts in favor of landlords, warehousemen, carriers, mechanics, materialmen, laborers, or suppliers, or Liens or trusts for ad valorem, excise, sales, or other taxes where given priority under applicable law) in and to such item of the Collateral); provided that, for purposes of determining satisfaction of the conditions precedent set forth in Section 3.2, Agent will give effect to any such newly established Reserve during such five (5) Business Day (or such shorter period as Borrower Representative shall accept) notice period. In addition, Agent reserves the right, at any time and from time to time after the Closing Date upon five (5) Business Days’ notice to Borrowers so long as no Event of Default has occurred and is continuing, to adjust any of the applicable criteria and to establish new criteria and to adjust advance rates with respect to Eligible Accounts, in its Permitted Discretion, subject to the approval of Required Lenders in the case of adjustments or new criteria or changes in advance rates which have the effect of making more credit available. Notwithstanding the foregoing or anything herein to the contrary, no Reserve, adjustment of eligibility criteria, establishment of new eligibility criteria or adjustment of advance rates made under the Loan Documents (collectively, “Risk Adjustments”) shall be duplicative of any other Risk Adjustment.

65 ARTICLE III CONDITIONS PRECEDENT 3.1. Conditions of Initial Loans. The obligation of each Lender to make its initial Loans and of each L/C Issuer to Issue, or cause to be Issued, any Letters of Credit hereunder on the Closing Date (if any) is subject to satisfaction (or waiver) of the following conditions in a manner satisfactory to Agent: (a) Loan Documents. Agent shall have received on or before the Closing Date this Agreement duly executed by Agent, all Lenders named on the signature pages hereto, and any Borrower and all of its respective Subsidiaries (other than Excluded Subsidiaries) party hereto as Borrowers and/or Guarantors, together with all other agreements, documents, instruments and other items set forth on the closing checklist attached hereto as Exhibit 3.1, subject to Section 5.16; (b) Excess Availability. After giving effect to the funding of the initial Loans and Issuance of the initial Letters of Credit (if any) on the Closing Date, the result of (x) the Maximum Loan Cap minus (y) the Total Loan Balance shall be not less than $10,000,000; (c) [Reserved]; (d) Evidence of Insurance. Agent shall have received a certificate from Borrowers’ insurance broker or other evidence satisfactory to it that all insurance required to be maintained pursuant to Section 5.6 is in full force and effect; (e) Consolidated EBITDA. The Borrowers shall have delivered a certificate to Agent (in form and substance reasonably satisfactory to Agent in its Permitted Discretion) demonstrating that Consolidated EBITDA of the Borrowers for the twelve month period ended July 31, 2023 shall be not less than ($61,300,000); (f) Refinancing of Existing Indebtedness. After giving effect to the funding of the initial Loans and Issuance of the initial Letters of Credit on the Closing Date (if any), the outstanding amount of all obligations under the Existing Facility shall have been paid in full; Agent shall have received such payoff letters and Lien releases as it shall have reasonably requested with respect to the Existing Facility; (g) No Litigation. There shall not exist any action, suit, investigation, litigation or proceeding pending or threatened in or before any Governmental Authority that challenges the credit facilities hereunder. There shall not exist any order, injunction or decree of any Governmental Authority restraining or prohibiting the funding of the Loans hereunder; (h) Fees and Expenses. Agent and Lenders shall have received payment for (i) all fees and expenses required to be paid on the Closing Date pursuant to the Fee Letter and (ii) to the extent invoiced at least one (1) Business Day prior to the Closing Date, all fees and expenses required to be paid or reimbursed by the Borrowers to Agent pursuant to any other Loan Document; (i) KYC Information. At least five days prior to the Closing Date, any Borrower that qualifies as a “legal entity customer” under the Beneficial Ownership Regulation shall deliver a Beneficial Ownership Certification in relation to such Borrower;

66 (j) Material Adverse Effect. Since January 31, 2023, there shall not have occurred any Material Adverse Effect or any event or circumstance which would reasonably be expected to result in a Material Adverse Effect; (k) Representations and Warranties. The representations and warranties of the Borrowers and the other Credit Parties contained in Sections 4.1(a), 4.1(b) (solely as it relates to the Loan Documents), 4.2(a), 4.2(c), 4.2(d), 4.3, 4.4, 4.8, 4.13, 4.14 and 4.22 of this Agreement and Section 4.2 of the Guaranty and Security Agreement shall be true and correct in all material respects (without duplication of any materiality qualifier contained therein) as of the Closing Date (or such earlier date referred to therein); (l) Field Examination. Agent and Lenders shall have received a satisfactory field examination from an examiner acceptable to Agent; (m) Consolidated Borrowing Base Certificate. Agent and Lenders shall have received a Consolidated Borrowing Base Certificate, setting forth the Consolidated Borrowing Base as of October 31, 2023; (n) Business Due Diligence. Agent and Lenders shall have completed, to their satisfaction, (i) business due diligence, (ii) background checks on Credit Parties, management and significant related parties, and (iii) an insurance review; (o) Legal and Regulatory Due Diligence. Agent and Lenders shall have completed, to their satisfaction, legal and regulatory due diligence, including satisfactory review of all material pending regulatory investigations and all material pending or threatened in writing litigation or proceedings in court or any administrative forum, with respect to, among others, Credit Parties, and their Affiliates. The ownership, capital, corporate, tax, organizational and legal structure of Borrowers and their Subsidiaries as of the Closing Date shall be satisfactory to Agent and Lenders; (p) Corporate Due Diligence. Agent shall have received satisfactory closing certificates with respect to each Credit Party, certifying as to (and attaching) such Credit Party’s Organization Documents, good standing and qualifications, resolutions or written consents evidencing organizational authority, as applicable, and incumbency; (q) Opinions. Agent shall have received customary legal opinions addressed to Agent and each Lender in form and substance reasonably satisfactory to Agent; (r) Personal Property Requirements. Agent shall have received, in each case in accordance with the terms of this Agreement and the Collateral Documents and subject to any applicable limitations therein: (i) to the extent required and not addressed by any agreement or other provision herein addressing the post-closing delivery thereof, all certificates, agreements, or instruments necessary to perfect Agent’s security interest in all Collateral constituting Chattel Paper, Instruments, or Deposit Accounts (as each such term is defined in the Guaranty and Security Agreement and to the extent required thereby); (ii) such searches that Agent reasonably deems necessary or appropriate (provided that Agent acknowledges that the searches received on September 20, 2023, October 2, 2023, and October 19, 2023, satisfy this condition precedent); (iii) UCC financing statements in appropriate form for filing under the UCC, and such other documents under applicable law in each jurisdiction as Agent has requested to perfect the Liens created, or purported to be created, by the Collateral Documents; (iv) [reserved]; and (v) evidence reasonably acceptable to Agent of payment or arrangements for payment by Credit Parties of all (if any) applicable recording Taxes, fees, charges, costs and expenses required for the recording of the

67 Collateral Documents and all financing statements (or comparable documents now or hereafter filed in accordance with the UCC or comparable law) against each Credit Party, as debtor, in favor of any Lender or Agent, for the benefit of Agent, the Lenders, and the other Secured Parties, as secured party; and (s) USA Patriot Act, Etc. Agent and each Lender shall have received and reviewed, to their respective satisfaction, at least three (3) Business Days prior to the Closing Date, all documentation and other information required by regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including the USA Patriot Act. For the purpose of determining satisfaction with the conditions specified in this Section 3.1, each Secured Party that has signed and delivered this Agreement shall be deemed to have accepted, and to be satisfied with, or waived the condition pertaining to, each document or other matter required under this Section 3.1 unless Agent shall have received written notice from such Secured Party prior to the Closing Date specifying its objection thereto. 3.2. Conditions to All Borrowings. Except as otherwise expressly provided herein (including with respect to Protective Advances and Revolving Loans deemed to have been made pursuant to Sections 2.1(c)(vi) and 2.1(d)(iii)(B)), no Lender or L/C Issuer shall be obligated to fund any Loan or incur any Letter of Credit Obligation, if, as of the date thereof: (a) (i) any representation or warranty by any Credit Party contained herein or in any other Loan Document is untrue or incorrect in any material respect (without duplication of any materiality qualifier contained therein) as of such date, except to the extent that such representation or warranty expressly relates to an earlier date (in which event such representations and warranties were untrue or incorrect in any material respect (without duplication of any materiality qualifier contained therein) as of such earlier date), (ii) unless, with respect to Revolving Loans or Issuances of Letters of Credit, Agent or Required Lenders have determined to make such Loan or incur such Letter of Credit Obligation notwithstanding the fact that any such representation or warranty is untrue or incorrect; or (b) (i) with respect to Revolving Loans or Issuances of Letters of Credit, any Default or Event of Default has occurred and is continuing or would reasonably be expected to result after giving effect to any Loan (or the incurrence of any Letter of Credit Obligation), unless (ii) Agent or Required Lenders shall have determined to make such Revolving Loan or incur such Letter of Credit Obligation notwithstanding any such Default(s) or Event(s) of Default; or (c) after giving effect to any Revolving Loan (or the incurrence of any Letter of Credit Obligations), the Total Loan Balance would exceed the sum of Maximum Loan Cap. The acceptance by the Borrowers of the proceeds of any Loan or the incurrence of any Letter of Credit Obligations, other than Protective Advances, shall be deemed to constitute, as of the date thereof, (i) a representation and warranty by the Borrowers that the conditions in Sections 3.2(a)(i), 3.2(b)(i) and 3.2(c), as applicable, have been satisfied, unless in each case any written determination or agreement has been made or is to be made by Agent or Required Lenders under Section 3.2(a)(ii) and/or Section 3.2(b)(ii), as applicable, and (ii) a reaffirmation by each Credit Party of the granting and continuance of Agent’s Liens, on behalf of itself and the Secured Parties, pursuant to the Collateral Documents.

68 ARTICLE IV REPRESENTATIONS AND WARRANTIES The Credit Parties, jointly and severally, represent and warrant to Agent and each Lender that the following are true, correct and complete: 4.1. Corporate Existence and Power. Each Credit Party and each of their respective Subsidiaries: (a) is a corporation, limited liability company or limited partnership, as applicable, duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, organization or formation, as applicable; (b) has the power and authority and all necessary governmental licenses, authorizations, Permits, consents and approvals to (i) own its assets and carry on its business and (ii) execute, deliver, and perform its obligations under the Loan Documents to which it is a party; (c) is duly qualified as a foreign corporation, limited liability company or limited partnership, as applicable, and licensed and in good standing, under the laws of each jurisdiction where its ownership, lease or operation of Property or the conduct of its business requires such qualification or license; and (d) is in compliance with all applicable Requirements of Law; except, in each case referred to in clause (b)(i), (c) or clause (d), to the extent that the failure to do so would not reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect. 4.2. Corporate Authorization; No Contravention. The execution, delivery and performance by the Credit Parties of this Agreement and by each Credit Party of any other Loan Document to which such Person is party, have been duly authorized by all necessary action, and do not and will not (a) contravene the terms of any of that Person’s Organization Documents; (b) conflict with or result in any material breach or contravention of, or result in the creation of any Lien (other than Liens in favor of Agent created under the Loan Documents) under, any document evidencing any material Contractual Obligation to which such Person is a party or any order, injunction, writ or decree of any Governmental Authority to which such Person or its Property is subject; (c) violate any material Requirement of Law in any material respect; or (d) materially adversely affect any Permit. 4.3. Governmental Authorization. No approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority is necessary or required in connection with the execution, delivery or performance by, or enforcement against, any Credit Party of this Agreement or any other Loan Document except (a) for recordings and filings in connection with the Liens granted to Agent under the Collateral Documents, (b) the filing of terminations and releases in connection with the Liens to be terminated on or before the Closing Date, and (c) those obtained or made on or prior to the Closing Date. 4.4. Binding Effect. This Agreement and each other Loan Document to which any Credit Party is a party constitute the legal, valid and binding obligations of each such Person which is a party thereto, enforceable against such Person in accordance with their respective terms, except as enforceability may be limited by applicable bankruptcy, insolvency, or similar laws affecting the enforcement of creditors’ rights generally or by equitable principles relating to enforceability. 4.5. Litigation. Except as specifically disclosed in Schedule 4.5, there are no actions, suits, proceedings, claims or disputes pending, or to the best knowledge of each Credit Party, threatened in writing, at law, in equity, in arbitration or before any Governmental Authority, against any Credit Party, any Subsidiary of any Credit Party or any of their respective Properties which: (a) purport to affect or pertain to this Agreement, any other Loan Document or any of the transactions contemplated hereby or thereby; or

69 (b) would reasonably be expected to result in monetary judgment(s) or relief not covered by insurance or an indemnity in an amount, individually or in the aggregate, in excess of $3,000,000; or (c) seek an injunction or other equitable relief which would reasonably be expected to (after giving effect to applicable insurance coverage to the extent the relevant independent third- party insurer has not denied coverage therefor) have a Material Adverse Effect. No injunction, writ, temporary restraining order or any order of any nature has been issued by any court or other Governmental Authority purporting to enjoin or restrain the execution, delivery or performance of this Agreement or any other Loan Document, or directing that the transactions provided for herein or therein not be consummated as herein or therein provided. As of the Closing Date, no Credit Party or any Subsidiary of any Credit Party is the subject of an audit or, to each Credit Party’s knowledge, any review or investigation by any Governmental Authority (excluding the IRS and other taxing authorities) concerning the violation or possible violation of any Requirement of Law that, individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect. 4.6. No Default. No Default or Event of Default exists or would result from the incurring of any Obligations by any Credit Party or the grant or perfection of Agent’s Liens on the Collateral. No Credit Party and no Subsidiary of any Credit Party is in default under or with respect to any Contractual Obligation in any respect which, individually or together with all such defaults, would reasonably be expected to have a Material Adverse Effect. 4.7. ERISA Compliance. (a) Schedule 4.7 sets forth, as of the Closing Date, a complete and correct list of, and that separately identifies, (x) all Title IV Plans and (y) all Multiemployer Plans. (i) Each Employee Benefit Plan that is intended to be a qualified plan under Section 401(a) of the Code has received a favorable determination letter from the IRS to the effect that the form of such Plan is qualified under Section 401(a) of the Code and the trust related thereto has been determined by the IRS to be exempt from federal income tax under Section 501(a) of the Code, or an application for such a letter is currently being processed by the IRS, and, to the knowledge of the Borrowers, nothing has occurred that would prevent or cause the loss of such tax-qualified status, (ii) each Employee Benefit Plan is in compliance with applicable provisions of ERISA, the Code and other Requirements of Law, except where a failure to be in compliance could not, in the aggregate, reasonably be expected to have a Material Adverse Effect, (iii) there are no existing or pending (or to the knowledge of any Credit Party or any Subsidiary of a Credit Party, threatened in writing) claims (other than routine claims for benefits in the normal course), sanctions, actions, lawsuits or other proceedings or investigation involving any Employee Benefit Plan to which any Credit Party or any Subsidiary of a Credit Party incurs or otherwise has or could have an obligation or any Liability, that could, in the aggregate, reasonably be expected to have a Material Adverse Effect, (iv) no ERISA Event has occurred or is reasonably expected to occur, except where the occurrence of an ERISA Event, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect, (v) as of the most recent valuation date for any Title IV Plan, any amount of Unfunded Benefit Liabilities, individually or in the aggregate (except for purposes of computation of any Title IV Plan with respect to which assets exceed benefit liabilities), could not reasonably be expected to have a Material Adverse Effect, and (vi) as of the most recent valuation date for each Multiemployer Plan for which the actuarial report is available, the potential liability of the Borrower, its Subsidiaries and their respective ERISA Affiliates for a complete withdrawal from such Multiemployer Plan (within the meaning of Section 4203 of ERISA), when aggregate with such potential liability for a complete withdrawal from all Multiemployer Plans, based on information available pursuant to Section 101(1)

70 of ERISA, could not reasonably be expected to have a Material Adverse Effect. On the Closing Date, no ERISA Event has occurred in connection with which material obligations or material Liabilities of a Credit Party or a Subsidiary of a Credit Party remain outstanding. (b) Each Non-U.S. Plan has been maintained in compliance with its terms and with the requirements of any and all applicable laws, statutes, rules, regulations and orders and has been maintained, where required, in good standing with applicable regulatory authorities, except as would not reasonably be expected to result in a Material Adverse Effect. Except as could not reasonably be expected to have a Material Adverse Effect, (i) all contributions required to be made with respect to a Non-U.S. Plan have been timely made, (ii) neither any Credit Party nor any of their Subsidiaries has incurred any obligation in connection with the termination of, or withdrawal from, any Non- U.S. Plan and (iii) the present value of the accrued benefit liabilities (whether or not vested) under each Non-U.S. Plan, determined as of the end of the Credit Party’s most recently ended Fiscal Year on the basis of reasonable actuarial assumptions, did not exceed the current value of the assets of such Non-U.S. Plan allocable to such benefit liabilities. 4.8. Use of Proceeds; Margin Regulations. The proceeds of the Loans are intended to be used solely for the purposes set forth in and permitted by Section 5.10. No Credit Party and no Subsidiary of any Credit Party is engaged in the business of purchasing or selling Margin Stock or extending credit for the purpose of purchasing or carrying Margin Stock. As of the Closing Date, except as set forth on Schedule 4.8, no Credit Party and no Subsidiary of any Credit Party owns any Margin Stock. 4.9. Ownership of Property; Liens. As of the Closing Date, the Real Estate listed in Schedule 4.9 constitutes all of the Real Estate of each Credit Party and each of their respective Subsidiaries. Each of the Credit Parties and each of their respective Subsidiaries has good record title or valid leasehold interests in all Real Estate and personal property and valid leasehold interests in all leased personal property, in each instance, necessary or used in the ordinary conduct of their respective businesses. 4.10. Taxes. All federal, state, local and foreign income and franchise and other material Tax returns, reports and statements (collectively, the “Tax Returns”) required to be filed by any Tax Affiliate have been filed with the appropriate Governmental Authorities, all such Tax Returns are true and correct in all material respects, and all income and other material Taxes reflected therein or otherwise due and payable have been paid prior to the date on which any Liability may be added thereto for non-payment thereof except for those contested in good faith by appropriate proceedings diligently conducted and for which adequate reserves are maintained on the books of the appropriate Tax Affiliate in accordance with GAAP. As of the Closing Date, no Tax Return is under audit or examination by any Governmental Authority and no notice of any audit or examination or any assertion of any claim for Taxes has been given or made by any Governmental Authority. No Tax Affiliate has participated in a “reportable transaction” within the meaning of Treasury Regulation Section 1.6011-4(b) or has been a member of an affiliated, combined or unitary group other than the group of which a Tax Affiliate is the common parent. 4.11. Financial Condition. (a) Each of (X) the audited consolidated balance sheet of the Borrowers and their Subsidiaries dated as of January 31, 2023, and the related audited consolidated statements of income or operations, shareholders’ equity and cash flows for the Fiscal Year ended on that date and (Y) the unaudited interim consolidated balance sheet of the Borrowers and their Subsidiaries dated July 31, 2023, and the related unaudited consolidated statements of income, shareholders’ equity and cash flows for the twelve fiscal months then ended:

71 (i) were prepared in accordance with GAAP consistently applied throughout the respective periods covered thereby, except as otherwise expressly noted therein, subject to, in the case of the unaudited interim financial statements, normal year-end adjustments and the lack of footnote disclosures; and (ii) present fairly in all material respects the consolidated financial condition of the Borrowers and their Subsidiaries as of the dates thereof and results of operations for the periods covered thereby. (b) The pro forma unaudited consolidated balance sheet of the Borrowers and their Subsidiaries dated July 31, 2023, delivered on the Closing Date was prepared by the Borrowers giving pro forma effect to the funding of the Loans, was based on the unaudited consolidated balance sheets of the Borrowers and their Subsidiaries dated July 31, 2023, and was prepared in accordance with GAAP, with only such adjustments thereto as would be required in a manner consistent with GAAP. (c) Since January 31, 2023, there has been no Material Adverse Effect or any event or circumstance which would reasonably be expected to result in a Material Adverse Effect. (d) All financial performance projections delivered to Agent, including the financial performance projections delivered on or prior to the Closing Date, represent the Borrowers’ good faith estimate of future financial performance and are based on assumptions believed by the Borrowers to be fair and reasonable as of the date thereof in light of then current market conditions, it being acknowledged and agreed by Agent and Lenders that uncertainty is inherent in any forecasts or projections, that projections as to future events are not to be viewed as facts and that the actual results during the period or periods covered by such projections may differ from the projected results and such differences may be material. 4.12. Environmental Matters. Except as set forth in Schedule 4.12 and except where any failures to comply would not reasonably be expected to result in, either individually or in the aggregate, Material Environmental Liabilities to the Credit Parties and their Subsidiaries, each Credit Party and each Subsidiary of each Credit Party (a) are currently, and for the five year period immediately prior to the Closing Date have been, in compliance with all applicable Environmental Laws, including obtaining and maintaining all Permits required by any applicable Environmental Law, (b) is not party to, and no Real Estate currently (or to the knowledge of any Credit Party previously) owned, leased, subleased, or operated by or for any such Person is subject to or the subject of, any Contractual Obligation or any pending or, to the knowledge of any Credit Party, threatened in writing, order, action, investigation, suit, proceeding, audit, Lien, claim, demand, dispute or notice of violation or of potential liability or similar notice relating in any manner to any Environmental Law, (c) has not caused or suffered to occur a Release of Hazardous Materials at, to or from any Real Estate, (d) does not currently (or to the knowledge of any Credit Party, previously) own, lease, sublease, or operate Real Estate that is contaminated by any Hazardous Materials and (e) is not, and has not been, engaged in, and has not permitted any current or former tenant to engage in, operations in violation of any Environmental Law and has not received written notice of such a violation of any Environmental Law, including receipt of any information request or notice of potential responsibility under the Comprehensive Environmental Response, Compensation and Liability Act or similar Environmental Laws. 4.13. Regulated Entities. None of any Credit Party, any Person controlling any Credit Party, or any Subsidiary of any Credit Party, is (a) an “investment company” within the meaning of the Investment Company Act of 1940 or (b) subject to regulation under the Federal Power Act, the Interstate Commerce

72 Act, any state public utilities code, or any other federal or state statute, rule or regulation limiting its ability to incur Indebtedness, pledge its Collateral or perform its obligations under the Loan Documents. 4.14. Solvency. Both before and after giving effect to (a) the Loans made and Letters of Credit Issued on or prior to the date this representation and warranty is made or remade, (b) the disbursement of the proceeds of such Loans to or as directed by the Borrower Representative and (c) the payment and accrual of all transaction costs in connection with the foregoing, the Credit Parties taken as a whole are Solvent. 4.15. Labor Relations. There are no strikes, work stoppages, slowdowns or lockouts existing, pending (or, to the knowledge of any Credit Party, threatened in writing) against or involving any Credit Party or any Subsidiary of any Credit Party, except for those that would not, in the aggregate, reasonably be expected to have a Material Adverse Effect. Except as set forth on Schedule 4.15, as of the Closing Date, (a) there is no collective bargaining or similar agreement with any union, labor organization, works council or similar representative covering any employee of any Credit Party or any Subsidiary of any Credit Party, (b) to the knowledge of each Credit Party, no petition for certification or election of any such representative is existing or pending with respect to any employee of any Credit Party or any Subsidiary of any Credit Party and (c) to the knowledge of each Credit Party, no such representative has sought certification or recognition with respect to any employee of any Credit Party or any Subsidiary of any Credit Party. 4.16. Intellectual Property. Each Credit Party and each Subsidiary of each Credit Party owns, or is licensed to use, all Intellectual Property necessary to conduct its business as currently conducted except for such Intellectual Property the failure of which to own or license would not reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect. To the knowledge of each Credit Party, (a) the conduct and operations of the businesses of each Credit Party and each Subsidiary of each Credit Party does not infringe, misappropriate, dilute or violate any Intellectual Property of the type described in clause (a) of the definition of Intellectual Property owned by any other Person and (b) no other Person has contested any right, title or interest of any Credit Party or any Subsidiary of any Credit Party in, or relating to, any Intellectual Property of such Credit Party, other than, in each case, as would not, in the aggregate, reasonably be expected to have a Material Adverse Effect. 4.17. Brokers’ Fees; Transaction Fees. Except as disclosed on Schedule 4.17 and except for fees payable to Agent and Lenders, none of the Credit Parties or any of their respective Subsidiaries has any obligation to any Person in respect of any finder’s, broker’s or investment banker’s fee in connection with the transactions contemplated hereby. 4.18. Ventures, Subsidiaries and Affiliates; Outstanding Stock. Except as set forth in Schedule 4.18, as of the Closing Date, no Credit Party and no Subsidiary of any Credit Party (a) has any Subsidiaries, or (b) is engaged in any joint venture or partnership with any other Person. All issued and outstanding Stock of each of the Credit Parties and each of their respective Subsidiaries: (i) are duly authorized and validly issued, fully paid, non-assessable, and (ii) were issued in compliance in all material respects with all applicable state and federal laws concerning the issuance of securities. All of the issued and outstanding Stock (i) of each Credit Party and each Subsidiary of each Credit Party is free and clear of all Liens other than non-consensual Permitted Liens and, with respect to the Stock of the Borrowers (other than Stock of Phreesia) and Subsidiaries of the Borrowers, those in favor of Agent, for the benefit of the Secured Parties, and (ii) of each Credit Party (other than Phreesia) and each Subsidiary of each Credit Party, as of the Closing Date, is owned by each of the Persons and in the amounts set forth in Schedule 4.18. Except as set forth in Schedule 4.18, there are no pre-emptive or other outstanding rights to purchase, options, warrants or similar rights or agreements pursuant to which any Credit Party (other than Phreesia) may be required to issue, sell, repurchase or redeem any of its Stock or any Stock of its Subsidiaries. Set forth in Schedule 4.18 is a true and complete organizational chart of Phreesia and all of its Subsidiaries, which the Credit Parties shall

73 update promptly upon Agent’s reasonable request following (x) the completion of any Permitted Acquisition or other Investment or (y) the incorporation, organization or formation of any Subsidiary. 4.19. Jurisdiction of Organization; Chief Executive Office; Locations of Inventory, Equipment and Books and Records. Schedule 4.19(a) lists each Credit Party’s jurisdiction of organization, legal name and organizational identification number, if any, and the location of such Credit Party’s chief executive office or sole place of business, in each case as of the Closing Date, and such Schedule 4.19(a) also lists all jurisdictions of organization and legal names of such Credit Party for the five years preceding the Closing Date. Each Credit Party’s inventory and equipment (other than inventory or equipment in transit) and books and records concerning the Collateral are kept at the locations listed in Schedule 4.19(b) (which Schedule 4.19(b) shall be promptly updated by the Credit Parties upon notice to Agent as permanent Collateral locations change). 4.20. Deposit Accounts and Other Accounts. Schedule 4.20 lists all banks and other financial institutions securities intermediary or commodity intermediary at which any Credit Party maintains deposit, securities, commodities or similar accounts of the Credit Parties maintained as of the Closing Date, and with respect to each such account on such Schedule, such Schedule correctly identifies the name and address with respect to each depository or intermediary, the name in which the account is held, a description of the purpose of the account, and the complete account number therefor. 4.21. Full Disclosure; Beneficial Ownership. (a) None of the statements contained in each exhibit, report, statement or certificate furnished by or on behalf (and at the direction) of any Credit Party or any of their Subsidiaries in connection with the Loan Documents and the transactions contemplated hereby (including the offering and disclosure materials, if any, delivered by or on behalf of any Credit Party to Agent or the Lenders prior to the Closing Date, but excluding any projections forward-looking statements, budgets, estimates and any information of a general market or industry nature), when taken as a whole, contains any untrue statement of a material fact or omits any material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances under which they are made, not materially misleading as of the time when made or delivered. (b) As of the Closing Date, the information included in the Beneficial Ownership Certification is true and correct in all respects. 4.22. Foreign Assets Control Regulations; Anti-Money Laundering; Anti-Corruption Practices. (a) Each Credit Party and each Subsidiary of each Credit Party is in compliance in all material respects with all U.S. economic sanctions laws, Executive Orders and implementing regulations (“Sanctions”) as administered by the U.S. Treasury Department’s Office of Foreign Assets Control (“OFAC”) and the U.S. State Department. No Credit Party and no Subsidiary of a Credit Party (i) is a Person identified on the list of the Specially Designated Nationals and Blocked Persons (the “SDN List”), (ii) is a Person who is otherwise the target of Sanctions such that a U.S. Person cannot deal or otherwise engage in business transactions with such Person, (iii) is a Person organized or resident in a country or territory subject to comprehensive Sanctions (a “Sanctioned Country”) (as of the Closing Date, Cuba, Iran, North Korea, Syria, the Crimea region of Ukraine, and the so-called Donetsk People’s Republic (DNR) and Luhansk People’s Republic (LNR) regions of Ukraine), or (iv) is owned or controlled by (including by virtue of such Person being a director or owning voting shares or interests), or acts, directly or indirectly, for or on behalf of, any Person identified on the SDN List or a government of a Sanctioned Country such that the entry into, or performance under, this Agreement or any other Loan Document would be prohibited by Sanctions.

74 (b) Each Credit Party and each Subsidiary of each Credit Party is in compliance in all respects with all applicable laws related to terrorism or money laundering (“Anti-Money Laundering Laws”) including: (i) all applicable requirements of the Currency and Foreign Transactions Reporting Act of 1970 (31 U.S.C. 5311 et. seq., (the Bank Secrecy Act)), as amended by Title III of the USA Patriot Act, (ii) the Trading with the Enemy Act, (iii) Executive Order No. 13224 on Terrorist Financing, effective September 24, 2001 (66 Fed. Reg. 49079), and any other enabling legislation, executive order or regulations issued pursuant or relating thereto and (iv) other applicable federal or state laws relating to “know your customer” or anti-money laundering rules and regulations. No action, suit or proceeding by or before any court or Governmental Authority with respect to compliance with such Anti-Money Laundering Laws is pending or threatened in writing to the knowledge of each Credit Party and each Subsidiary of each Credit Party. (c) Each Credit Party and each Subsidiary of each Credit Party is in compliance in all material respects with all applicable anti-corruption laws, including the U.S. Foreign Corrupt Practices Act of 1977 (“FCPA”) and the U.K. Bribery Act 2010 (“Anti-Corruption Laws”). None of the Credit Party or any Subsidiary, nor to the knowledge of the Credit Party, any director, officer, agent, employee, or other person acting on behalf of the Credit Party or any Subsidiary (in each case, in their capacity as such), has taken any action, directly or indirectly, that would result in a violation of applicable Anti-Corruption Laws. (d) Each Credit Party and each Subsidiary has instituted and will continue to maintain policies and procedures reasonably designed to promote and achieve compliance by the Credit Parties, their Subsidiaries and their respective directors, officers, employees and agents with Anti- Money Laundering Laws, Anti-Corruption Laws and applicable Sanctions. 4.23. [Reserved]. 4.24. [Reserved]. 4.25. [Reserved]. 4.26. Government Contracts. Except as set forth on Schedule 4.26, as of the Closing Date, no Credit Party is a party to any contract or agreement with any Governmental Payors and no Credit Party’s Accounts are subject to the Federal Assignment of Claims Act (31 U.S.C. Section 3727) or any similar state or local law. 4.27. Customer and Trade Relations. As of the Closing Date, there exists no actual or, to the knowledge of any Credit Party, threatened in writing termination or cancellation of, or any material adverse modification or change in (a) the business relationship of any Credit Party with any customer or group of customers whose purchases during the preceding 12 calendar months caused them to be ranked among the ten largest customers of such Credit Party or (b) the business relationship of any Credit Party with any supplier essential to its operations. 4.28. Healthcare Matters. (a) Compliance with Health Care Laws. Each Credit Party and each of their respective Subsidiaries is, and at all times during the three calendar years immediately preceding the Closing Date has been, in material compliance with all Health Care Laws applicable to it, its assets, business or operations. To each Credit Parties’ knowledge, no circumstance exists or event has occurred which would reasonably be expected to result in a material violation of any Health Care Law.

75 (b) Health Care Permits; Accreditation. No Credit Party and no Subsidiary of any Credit Party is required to hold any Health Care Permits, or obtain or maintain accreditation from any accrediting organization, for it to own, lease, sublease or operate its assets or to conduct its business or operations as presently conducted. (c) Medicare and Medicaid. No Credit Party and no Subsidiary of any Credit Party participates as a provider or supplier in the Medicare or any Medicaid program. (d) [Reserved]. (e) Proceedings; Audits. Except as specifically disclosed in Schedule 4.28(e), there are no pending (or, to the knowledge of any Credit Party, threatened in writing) Proceedings against or affecting any Credit Party or any Subsidiary of any Credit Party relating to any actual or alleged non-compliance with any Health Care Law in any material respect (either individually or in the aggregate). To the knowledge of any Credit Party, there are no facts, circumstances or conditions that would reasonably be expected to form the basis for any such Proceeding against or affecting any Credit Party or any Subsidiary of any Credit Party. The Credit Parties have not received any written notification, within the last three (3) calendar years, of any restrictions, deficiencies, required plans of correction or other such remedial measures with respect to any Permit of any Credit Party or any Subsidiary of any Credit Party. (f) Material Statements. No Credit Party and no Subsidiary of any Credit Party, nor to the Credit Parties’ knowledge, any officer, affiliate, employee or agent of any Credit Party or any Subsidiary of any Credit Party, has made an untrue statement of a material fact or fraudulent statement to any Governmental Authority, failed to disclose a material fact that must be disclosed to any Governmental Authority, or committed an act, made a statement or failed to make a statement that, at the time such statement, disclosure or failure to disclose occurred, would reasonably be expected to constitute a material violation of any Health Care Law. (g) Prohibited Transactions. No Credit Party and no Subsidiary of any Credit Party, nor to the Credit Parties’ knowledge, any officer, affiliate, employee or agent of any Credit Party or any Subsidiary of any Credit Party, directly or indirectly, has (i) offered or paid or solicited or received any remuneration, in cash or in kind, or made any financial arrangements, in material violation of any Health Care Law; (ii) given or agreed to give, or is aware that there has been made or that there is any agreement to make, any gift or gratuitous payment of any kind, nature or description (whether in money, property or services) in violation of any Health Care Law; (iii) made or agreed to make, or is aware that there has been made or that there is any agreement to make, any contribution, payment or gift of funds or property to, or for the private use of, any governmental official, employee or agent where either the contribution, payment or gift or the purpose of such contribution, payment or gift is or was illegal under the laws of any Governmental Authority having jurisdiction over such payment, contribution or gift; (iv) established or maintained any unrecorded fund or asset for any purpose or made any misleading, false or artificial entries on any of its books or records for any reason; or (v) made, or agreed to make, or is aware that there has been made or that there is any agreement to make, any payment to any person with the intention or understanding that any part of such payment would be in violation of any Health Care Law or used or was given for any purpose other than that described in the documents supporting such payment. To the knowledge of each Credit Party, no person has filed or has threatened in writing to file against any Credit Party or any of their Affiliates an action under any federal or state whistleblower statute, including under the False Claims Act of 1863 (31 U.S.C. § 3729 et seq.).

76 (h) Exclusion. No Credit Party and no Subsidiary of any Credit Party, nor to the Credit Parties’ knowledge, any owner, officer, director, partner, agent, managing employee or Person with a “direct or indirect ownership interest” (as that phrase is defined in 42 C.F.R. § 420.201) in any Credit Party or any Subsidiary of any Credit Party has been (or, has been threatened to be) (i) excluded from Medicare or Medicaid pursuant to 42 U.S.C. § 1320a-7 and related regulations, or (ii) “suspended” or “debarred” from selling products to the U.S. government or its agencies pursuant to the Federal Acquisition Regulation, relating to debarment and suspension applicable to federal government agencies generally (42 C.F.R. Subpart 9.4), or other applicable laws or regulations. (i) Corporate Integrity Agreement. No Credit Party and no Subsidiary of any Credit Party, nor to the Credit Parties’ knowledge, any owner, officer, director, partner, agent, managing employee or Person with a “direct or indirect ownership interest” (as that phrase is defined in 42 C.F.R. §1001.1001) in any Credit Party or any Subsidiary of any Credit Party is a party to, or bound by, any order, individual integrity agreement, corporate integrity agreement, corporate compliance agreement, deferred prosecution agreement, or other formal or informal agreement with any Governmental Authority concerning compliance with Health Care Laws. ARTICLE V AFFIRMATIVE COVENANTS Each Credit Party covenants and agrees that from the Closing Date until the Facility Termination Date: 5.1. Financial Statements. Each Credit Party shall maintain, and shall cause each of its Subsidiaries to maintain, a system of accounting established and administered in accordance with sound business practices to permit the preparation of financial statements in conformity with GAAP (provided that unaudited interim financial statements shall not be required to have footnote disclosures and are subject to normal year-end adjustments). The Borrower Representative shall deliver to Agent (for distribution to each Lender) by Electronic Transmission: (a) Commencing with respect to the Fiscal Year ending January 31, 2024, not later than ninety (90) days after the end of each Fiscal Year, a copy of the audited consolidated balance sheet of the Borrowers and their Subsidiaries as at the end of such Fiscal Year and the related consolidated statement of income or operations, shareholders’ equity and cash flows for such Fiscal Year, setting forth in each case in comparative form the figures for the previous Fiscal Year, and accompanied by the report of any Approved Accounting Firm which report shall (i) contain an unqualified (other than as contemplated by Section 5.1(a)(ii)) opinion, stating that such consolidated financial statements present fairly in all material respects the financial position for the periods indicated in conformity with GAAP applied on a basis consistent with prior years and (ii) not include any explanatory paragraph expressing substantial doubt as to going concern (other than any such “going concern” or similar qualification or exception arising as a result of (A) the impending maturity of any Indebtedness or (B) any default or prospective default of any financial covenant); and (b) not later than forty-five (45) days after the end of each of the first three (3) Fiscal Quarters of each Fiscal Year, a copy of the unaudited consolidated balance sheet of the Borrowers and their Subsidiaries, and the related consolidated statement of income, shareholders’ equity and cash flows as of the end of such fiscal month and for the portion of the Fiscal Year then ended, all certified on behalf of the Borrowers by an appropriate Responsible Officer of the Borrower Representative as being complete and correct and fairly presenting, in all material respects, in

77 accordance with GAAP, the financial position and the results of operations of the Borrowers and their Subsidiaries, subject to normal year-end adjustments and absence of footnote disclosures. Notwithstanding the foregoing, the obligations in this Section 5.1 and in Section 5.2(a) below for any applicable period shall be deemed satisfied by furnishing the Form 10-K or 10-Q, as applicable, filed with the Securities and Exchange Commission (or any applicable successor or similar Governmental Authority) in respect of such period; provided that Borrower Representative shall promptly notify Agent in writing (which may be by electronic mail) of the posting of any such documents. 5.2. Certificates; Other Information. The Borrower Representative shall furnish to Agent (and Agent shall thereafter make available to each Lender) by Electronic Transmission: (a) on or prior to the required date of delivery for each delivery of annual and quarterly financial statements pursuant to Section 5.1, (i) a management discussion and analysis report, in reasonable detail, signed by the chief financial officer of the Borrower Representative, describing the financial condition and results of operation of the Credit Parties and their Subsidiaries for the month and the portion of the Fiscal Year then ended (or for the Fiscal Year then ended in the case of annual financial statements), and (ii) a report setting forth in comparative form the corresponding figures for the corresponding periods of the previous Fiscal Year and the corresponding figures from the most recent projections for the current Fiscal Year delivered pursuant to Section 5.2(d) and discussing the reasons for any significant variations; (b) on or prior to the required date of delivery for delivery of the financial statements pursuant to Section 5.1(a) and 5.1(b), a fully and properly completed certificate in the form of Exhibit 5.2(b) (a “Compliance Certificate”), certified on behalf of the Borrowers by a Responsible Officer of the Borrower Representative, which Compliance Certificate shall set forth in reasonable detail any Margin Stock owned by each Credit Party and each Subsidiary of each Credit Party, as of the last day of each quarter; (c) promptly after the same are sent, copies of all financial statements, proxy statements and reports which any Credit Party sends to its shareholders or other equity holders, as applicable, generally and promptly after the same are filed, copies of all financial statements and regular, periodic or special reports, registration statements or prospectuses which such Person may make to, or file with, the Securities and Exchange Commission, any successor or similar Governmental Authority, any national or foreign securities exchange or the National Association of Securities Dealers, Inc., including (i) copies of any Form 10-Q Quarterly Reports, any Form 10-K Annual Reports, and Form 8-K Current Reports; and (ii) copies of any press releases or other statements made available any Credit Party or any of its respective Subsidiaries to the public concerning material changes to or developments in the business of such Credit Party or such Subsidiary; (d) no later than the thirtieth (30th) day of each Fiscal Year of the Borrowers, projections of the Credit Parties (and their Subsidiaries) consolidated financial performance for the forthcoming two (2) Fiscal Years on a year-by-year basis, and for the forthcoming Fiscal Year on a quarter by quarter basis; (e) within fifteen (15) days after the end of each calendar month(or in the case of the last month of a Fiscal Year, twenty (20) days after the end of such month), and at such other times as Agent may reasonably require, a Consolidated Borrowing Base Certificate, certified on behalf of the Borrowers by a Responsible Officer of the Borrower Representative, setting forth the

78 Consolidated Borrowing Base as at the end of the most-recently ended fiscal month or as at such other date as Agent may require in its Permitted Discretion; (f) on or prior to the required date of delivery of each regularly scheduled monthly Consolidated Borrowing Base Certificate pursuant to Section 5.2(e), a report of the Borrowers’ collections as of the end of such month setting forth the amount of collections received in the form of checks during such month accompanied by reasonable supporting detail; (g) on or prior to the required date of delivery of each regularly scheduled monthly Consolidated Borrowing Base Certificate pursuant to Section 5.2(e), a monthly general ledger trial balance accompanied by reasonable supporting detail; (h) on or prior to the required date of delivery of each regularly scheduled monthly Consolidated Borrowing Base Certificate pursuant to Section 5.2(e), an aging of accounts receivable based on due date and invoice date accompanied by reasonable supporting detail; (i) on or prior to the required date of delivery of each regularly scheduled monthly Consolidated Borrowing Base Certificate pursuant to Section 5.2(e), an aging of accounts payable accompanied by reasonable supporting detail; (j) on or prior to the required date of delivery of each regularly scheduled monthly Consolidated Borrowing Base Certificate pursuant to Section 5.2(e), an accounts receivable roll forward analysis showing the daily gross billings, daily cash collections, credit memos issued, debit memos issued and other similar information, accompanied by reasonable supporting detail; (k) on or prior to the required date of delivery of each regularly scheduled monthly Consolidated Borrowing Base Certificate pursuant to Section 5.2(e), evidence satisfactory to Agent that, with respect to the Specified RBC Account, the month-end balance as of the end of such month does not exceed $1,000,000 (it being understood that a screenshot of the online account balance for the Specified RBC Account shall constitute evidence satisfactory to Agent); (l) as and to the extent requested by Agent in writing in its Permitted Discretion, promptly following such request, an interim monthly “flash report”, including a summary of ineligible Accounts (together with a copy of all or any part of such delivery requested by any Lender in writing after the Closing Date), collateral reports, including all additions and reductions (cash and non-cash) with respect to Accounts of the Credit Parties in each case accompanied by such supporting detail and documentation as shall be requested by Agent in its reasonable discretion each of which shall be prepared by the Borrower Representative as of the last day of the immediately preceding month or the date 2 days prior to the date of any request; (m) to Agent, on or prior to the required time of delivery of each of the quarterly financial statements delivered pursuant to Section 5.1(b); (i) a reconciliation of the Consolidated Borrowing Base Certificate for the end of the last month of such fiscal quarter to the Borrowers’ consolidated general ledger and quarterly financial statements delivered pursuant to Section 5.1(b), to the extent any variance between such Consolidated Borrowing Base Certificate, general ledger and month-end accounts receivable aging and the Borrowers’ consolidated general ledger and quarterly financial statements exists, in each case, accompanied by reasonable supporting detail;

79 (ii) [reserved]; (iii) a reconciliation of the accounts payable aging to the Borrowers’ consolidated general ledger and quarterly Financial Statements delivered pursuant to Section 5.1(b), to the extent any variance between such accounts payable aging and the Borrowers’ consolidated general ledger and quarterly Financial Statements exists, in each case, accompanied by reasonable supporting detail; (iv) a reconciliation of the accounts receivable aging to the Borrowers’ consolidated general ledger and quarterly Financial Statements delivered pursuant to Section 5.1(b), to the extent any variance between such accounts receivable aging and the Borrowers’ consolidated general ledger and quarterly Financial Statements exists, in each case, accompanied by reasonable supporting detail; and (n) as and to the extent requested by Agent in writing in its Permitted Discretion, a reconciliation of the outstanding Loans as set forth in the monthly loan account statement provided by Agent to the Borrowers’ consolidated general ledger and quarterly Financial Statements delivered pursuant to Section 5.1(b), to the extent any variance between the outstanding Loans and the Borrowers’ consolidated general ledger and quarterly Financial Statements exists, in each case, accompanied by reasonable supporting detail; (o) in or together with the delivery of each of the Compliance Certificates delivered pursuant to Section 5.2(b), (i) a listing of government contracts of each Borrower with Governmental Payors subject to the Federal Assignment of Claims Act of 1940 or any similar state or municipal law, (ii) a list of any applications for the registration of any Patent, Trademark or Copyright filed by any Credit Party with the United States Patent and Trademark Office, the United States Copyright Office or any similar office or agency in each case entered into or filed in the Fiscal Quarter (or the last quarter of the Fiscal Year) in respect of which such Compliance Certificate is being delivered, and (iii) any change in the information provided in the Beneficial Ownership Certification (or most recent supplement thereto) that would result in a change to the list of beneficial owners identified in such certification (as supplemented from time to time); (p) promptly upon receipt thereof, copies of any reports submitted by the Borrowers’ certified public accountants in connection with each annual, interim or special audit or review of any type of the financial statements or internal control systems of any Credit Party made by such accountants; and (q) promptly following written request therefor, such additional business, financial, collateral, corporate affairs, perfection certificates and other information as Agent may from time to time reasonably request. Notwithstanding the foregoing, documents required to be furnished pursuant to Section 5.1(a), Section 5.1(b), Section 5.2(a), Section 5.2(c) and Section 5.2(d) (to the extent any such documents are included in materials otherwise filed with the Securities and Exchange Commission (or any applicable successor or similar Governmental Authority)) shall be deemed furnished on the date that such documents are publicly available after filing with the Securities and Exchange Commission (or any applicable successor or similar Governmental Authority). Documents required to be delivered pursuant to Section 5.1 and Section 5.2 may be delivered electronically and if so delivered, shall be deemed to have been delivered on the earliest date on which (a) the Borrowers post such documents, or provide a link thereto, on the Borrower’s website or (b) in the case of any documents required to be delivered pursuant to Section 5.1(a), Section 5.1(b), Section 5.2(a), Section 5.2(c) and Section 5.2(d), such financial statements are publicly

80 posted on the SEC’s website; provided that Borrower Representative shall promptly notify Agent in writing (which may be by electronic mail) of the posting of any such documents. 5.3. Notices. The Borrower Representative shall notify promptly Agent (and Agent shall thereafter notify each Lender) of each of the following (and in no event later than three (3) Business Days after a Responsible Officer becomes aware thereof): (a) the occurrence or existence of any Event of Default or the knowledge of a Responsible Officer of any Default; (b) any breach or non-performance of, or any default under, (i) any agreement or document governing Material Indebtedness that in the case of this clause (i) would reasonably be expected to result in, either individually or in the aggregate, an Event of Default or (ii) any Contractual Obligation of any Credit Party or any Subsidiary of any Credit Party, or any violation of, or non-compliance with, any Requirement of Law that in the case of this clause (ii) would reasonably be expected to result, either individually or in the aggregate, in a Material Adverse Effect; (c) any dispute, litigation, investigation, proceeding or suspension which may exist at any time between any Credit Party or any Subsidiary of any Credit Party and any Governmental Authority which would reasonably be expected to result, either individually or in the aggregate, in a Material Adverse Effect; (d) the commencement of, or any material development in, any litigation or proceeding affecting any Credit Party or any Subsidiary of any Credit Party or its respective Property (i) in which the amount of damages claimed is $3,000,000 (or its equivalent in another currency or currencies) or more, (ii) in which the relief sought is an injunction or other stay of the performance of this Agreement or any other Loan Document, (iii) alleges in writing potential or actual violations of any Health Care Law by any Credit Party or any Subsidiary of any Credit Party, or (iv) if adversely determined, would reasonably be expected to have a Material Adverse Effect; (e) (i) the receipt by any Credit Party or any Subsidiary of any Credit Party of any written notice of violation of or potential liability or similar notice under any Environmental Laws that would reasonably be expected to result in Material Environmental Liabilities, (ii)(A) unpermitted Releases, (B) the existence of any condition that would reasonably be expected to result in Environmental Liabilities or violations of any Environmental Law or (C) the commencement of, or any material change to, any action, investigation, suit, proceeding, audit, claim, demand, dispute alleging Environmental Liabilities or a violation of any Environmental Laws which in the case of clauses (A), (B) and (C) above, in the aggregate for all such clauses, would reasonably be expected to result in Material Environmental Liabilities, (iii) the receipt by any Credit Party of written notification that any Property of any Credit Party is subject to any Lien in favor of any Governmental Authority securing, in whole or in part, Environmental Liabilities and (iv) any proposed acquisition or lease of Real Estate, if such acquisition or lease would reasonably be expected to result in Material Environmental Liabilities; (f) (x) (i) on or prior to any filing by any Credit Party or a Subsidiary of a Credit Party, or promptly upon a Credit Party obtaining knowledge of the filing by any ERISA Affiliate, of any notice of any reportable event under Section 4043 of ERISA or intent to terminate any Title IV Plan, a copy of such notice, (ii) promptly, and in any event within ten (10) days, after any officer of any Credit Party or a Subsidiary of a Credit Party knows or has reason to know that a request for a minimum funding waiver under Sections 412 or 430 of the Code or Section 302 of ERISA has been filed with respect to any Title IV Plan or Multiemployer Plan, a notice describing such waiver

81 request and any action that any ERISA Affiliate proposes to take with respect thereto, together with a copy of any notice filed with the PBGC or the IRS pertaining thereto, (iii) promptly, and in any event within ten (10) days after any officer of any Credit Party or any Subsidiary of a Credit Party knows or has reason to know that an ERISA Event will or has occurred that would reasonably be expected to result in material liability to a Credit Party or a Subsidiary of a Credit Party, a notice describing such ERISA Event, and any action that any ERISA Affiliate proposes to take with respect thereto, together with a copy of any notices received from or filed with the PBGC, IRS, Multiemployer Plan, Title IV Plan, or other Employee Benefit Plan pertaining thereto, (iv) the aggregate present value of the Unfunded Benefit Liabilities under all Title IV Plans has, in any year, increased to an amount in excess of $500,000, (v) any ERISA Event occurs with respect to a Multiemployer Plan which presents a material risk of a partial or complete withdrawal (as described in Section 4203 or 4205 of ERISA) by Company, any of its Subsidiaries or any of their respective ERISA Affiliates from such Multiemployer Plan and such withdrawal is reasonably expected to trigger withdrawal liability payments in any year in excess of $500,000, (vi) Company, any of its Subsidiaries or any of their respective ERISA Affiliates is in “default” (as defined in Section 4219(c)(5) of ERISA) with respect to payments to a Multiemployer Plan, (vii) the potential withdrawal liability (as determined in accordance with Title IV of ERISA) of Company, any of its Subsidiaries and their respective ERISA Affiliates with respect to all Multiemployer Plans has in any year increased to an amount in excess of $500,000, or (viii) there is an action brought against Company, any of its Subsidiaries or any of their respective ERISA Affiliates under Section 502 of ERISA with respect to its failure to comply with Section 515 of ERISA, a certificate of the president or chief financial officer of Company setting forth the details of each of the events described in clauses (iv) through (viii) above as applicable and the action which Company, any of its Subsidiaries or their respective ERISA Affiliates proposes to take with respect thereto, together with a copy of any notice or filing from the PBGC or which may be required by the PBGC or other agency of the United States government with respect to each of the events described in clauses (iv) through (viii) above, as applicable; or (y) as soon as possible and in any event within ten (10) Business Days after the receipt by the Company (or to the knowledge of the Company, after receipt by any of its Subsidiaries or any of their respective ERISA Affiliates) of a demand letter from the PBGC notifying the Company, its Subsidiaries or their respective ERISA Affiliates of its decision finding liability, a copy of such letter, together with a certificate of the president or chief financial officer of the Company setting forth the action which the Company, its Subsidiaries or their respective ERISA Affiliates proposes to take with respect thereto; (g) any Material Adverse Effect subsequent to the date of the most recent audited financial statements delivered to Agent and Lenders pursuant to this Agreement; (h) the receipt by any Credit Party or any Subsidiary of any Credit Party of any written notice of a material breach under any Contractual Obligation of such Credit Party or Subsidiary with any cloud storage or other data processing provider; (i) [reserved]; and (j) (1) that any Credit Party or any Subsidiary of any Credit Party, an owner, officer, manager, employee or Person with a “direct or indirect ownership interest” (as that phrase is defined in 42 C.F.R. §420.201) in any Credit Party or any Subsidiary of any Credit Party: (A) has had a civil monetary penalty assessed against him or her pursuant to 42 U.S.C. §1320a-7a or is the subject of a proceeding seeking to assess such penalty; (B) has been excluded from participation in a Federal Health Care Program (as that term is defined in 42 U.S.C. §1320a-7b) or is the subject of a proceeding seeking to assess such penalty; (C) has been convicted (as that term is defined in 42 C.F.R. §1001.2) of any of those offenses described in 42 U.S.C. §1320a-7b or 18 U.S.C. §§669,

82 1035, 1347, 1518 or is the subject of a proceeding seeking to assess such penalty; or (D) has been involved or named in a U.S. Attorney complaint made or any other action taken pursuant to the False Claims Act under 31 U.S.C. §§3729-3731 or in any qui tam action brought pursuant to 31 U.S.C. §3729 et seq.; (2) notice of any material reduction in the level of reimbursement expected to be received with respect to receivables; (3) any allegations of material licensure violations or fraudulent acts or omissions involving any Credit Party or any Subsidiary of any Credit Party; (4) the pending or threatened in writing imposition of any material fine or penalty by any Governmental Authority under any Health Care Law against any Credit Party or any Subsidiary of any Credit Party; (5) any changes in any Health Care Law (including the adoption of a new Health Care Law) known to any Credit Party or any Subsidiary or any Credit Party that would reasonably be expected to have, in the aggregate, a Material Adverse Effect; (6) notice of any Credit Party’s or any of their Subsidiaries’ fees in excess of $250,000 being contested or disputed; and (7) any pending or threatened in writing revocation, suspension, termination, probation, restriction, limitation, denial, or non-renewal with respect to any Permit. Each notice pursuant to this Section shall be an Electronic Transmission accompanied by a statement by a Responsible Officer of the Borrower Representative, on behalf of the Borrowers, setting forth details of the occurrence referred to therein, and stating what action, if any, the Borrowers or other Person has taken, is taking or proposes to take with respect thereto and at what time. 5.4. Preservation of Corporate Existence, Etc. Each Credit Party shall, and shall cause each of its Subsidiaries to: (a) preserve and maintain in full force and effect its organizational existence and good standing under the laws of its jurisdiction of incorporation, organization or formation, as applicable, except as permitted (i) by Section 6.3 or (ii) in accordance with Section 10.1 by the Required Parties (or the Agent acting at the direction of the Required Parties); and (b) preserve and maintain its rights (charter and statutory), privileges, franchises and Permits necessary in the normal conduct of its business except (i) as permitted (A) by Sections 6.2 and 6.3 or (B) in accordance with Section 10.1 by the Required Parties (or the Agent acting at the direction of the Required Parties), and (ii) except as would not reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect. 5.5. Maintenance of Property. Each Credit Party shall, except as otherwise not prohibited under the Loan Documents, maintain, and shall cause each of its Subsidiaries to maintain, and preserve all its Property which is used or useful in its business in good working order and condition, ordinary wear and tear, casualty and condemnation excepted and shall make all necessary repairs thereto and renewals and replacements thereof except where the failure to do so would not reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect. 5.6. Insurance. The Credit Parties shall, and shall cause each of their Subsidiaries to, maintain with financially sound and reputable insurance companies, insurance with respect to their assets, properties and business, against such hazards and liabilities, of such types and in such amounts, as is customarily maintained by companies in the same or similar businesses similarly situated, including with respect to cyber security. Each such policy of insurance shall (i) in the case of each general liability policy, name Agent on behalf of the Secured Parties as an additional insured thereunder as its interests may appear, (ii) in the case of each casualty insurance policy in respect of Property contain a loss payable clause or endorsement that names Agent, on behalf of the Secured Parties, as the lender’s loss payee thereunder, and (iii) to the extent available, provide for at least thirty (30) days’ prior written notice to Agent of any modification or cancellation of such policy (or ten (10) days’ prior written notice in the case of the failure

83 to pay any premiums thereunder). A true and complete listing of such insurance, including issuers, coverages and deductibles, shall be provided to Agent promptly following Agent’s written request, which unless an Event of Default has occurred and is continuing, shall occur no more frequently than annually. 5.7. Payment of Tax and Certain Secured Obligations. Each Credit Party shall, and shall cause each of its Subsidiaries to, pay and discharge as the same shall become due and payable (after giving effect to any applicable grace period and/or extension for payment) all income and other material Tax liabilities, assessments and governmental charges or levies upon it or its Property, unless the same are being contested in good faith by appropriate proceedings diligently prosecuted, for which adequate reserves in accordance with GAAP are being maintained by such Person and the failure to make payment pending such contest is not reasonably likely to result, individually or in the aggregate, Material Adverse Effect. 5.8. Compliance with Laws. Each Credit Party shall, and shall cause each of its Subsidiaries to, comply with all Requirements of Law of any Governmental Authority having jurisdiction over it or its business, except where the failure to comply would not reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect. Each Credit Party shall maintain in effect and enforce policies and procedures reasonably designed to promote and achieve compliance by the Credit Parties, their Subsidiaries and their respective directors, officers, employees and agents with Anti-Corruption Laws, Anti-Money Laundering Laws and applicable Sanctions. 5.9. Inspection of Property and Books and Records; Field Examinations. (a) Each Credit Party shall, and shall cause each of its Subsidiaries to, with respect to each owned, leased, or controlled property at which material, non-duplicate financial books and records are maintained, during normal business hours and upon reasonable advance notice (unless an Event of Default shall have occurred and be continuing, in which event no notice shall be required and Agent shall have access at any and all times during the continuance thereof): (a) provide access to such property to Agent and any of its Related Persons, as frequently as Agent determines to be appropriate in its Permitted Discretion; and (b) permit Agent and any of its Related Persons to conduct field examinations, audit, appraise, inspect, and make extracts and copies (or take originals if reasonably necessary) from all of such Credit Party’s books and records, and conduct appraisals and evaluations in any manner and through any medium that Agent considers advisable in its Permitted Discretion, in each instance, at the Credit Parties’ expense; provided that (i) unless an Event of Default shall have occurred or be continuing, Agent shall use reasonable efforts to conduct such visits, examinations, audits, appraisals, inspections and evaluations without disruption to the business of the Credit Parties or causing undue burden on such Credit Party, and (ii) the Credit Parties shall only be obligated to reimburse Agent for the expenses of (x) one such field examination, audit and inspection per calendar year; and (y) one such additional field examination, audit and inspection per calendar year at any time Availability as of any date during such calendar year is less than fifteen percent (15%) of the Aggregate Revolving Loan Commitment or, in all events with respect to this Section 5.9(a)(b)(ii), more frequently if an Event of Default has occurred and is continuing. Any Lender may accompany Agent or its Related Persons in connection with any inspection at such Lender’s expense. Nothing in this Section 5.9 shall require Credit Parties to provide any such information or access (1) which constitutes non-financial trade secrets or non- financial proprietary information, (2) in violation of applicable law, or (3) which is subject to attorney-client or similar privilege or constitutes attorney work product; provided that, to the extent legally permissible, the Borrower Representative shall notify Agent that any such document, information or other matter is being withheld pursuant to clauses (1), (2) or (3) of this Section 5.9 and shall use commercially reasonable efforts to communicate, to the extent permitted, the applicable information in a way that would not violate such restrictions. Nothing herein or in any Loan Document shall require any Credit Party or any Subsidiary of a Credit Party to disclose (or

84 provide access to) any individually identifiable health information or other confidential patient information in violation of applicable laws, regulations or ordinances intended to protect the privacy rights of healthcare patients, including HIPAA. (b) [Reserved]. (c) The Borrowers shall furnish to Agent any information that Agent may reasonably request regarding the determination and calculation of the Consolidated Borrowing Base including copies of any invoices, underlying agreements, instruments or other documents and the identity of all account debtors in respect of Accounts referred to therein; provided that such request shall not require the Borrowers to provide information applicable to any Consolidated Borrowing Base Certificate delivered to Agent during the ninety (90) day period prior to such request. 5.10. Use of Proceeds. The Borrowers shall use the proceeds of the Loans (other than Incremental Revolving Loans) solely as follows: (a) to refinance Prior Indebtedness on the Closing Date, (b) for working capital, capital expenditures and other general corporate purposes, and (c) to fund Permitted Acquisitions subject to the terms and conditions of this Agreement. The Borrowers shall use proceeds of Incremental Facilities solely as provided in Section 2.1(e)(iii). No Credit Party shall, and no Credit Party shall suffer or permit any of its Subsidiaries to, use any Loan proceeds, directly or indirectly, to purchase or carry Margin Stock or repay or otherwise refinance Indebtedness of any Credit Party or others incurred to purchase or carry Margin Stock. For the avoidance of doubt, this Section 5.10 is not intended to override or impair the effectiveness of any other provision in this Agreement that expressly addresses the use of the proceeds of the Loans hereunder. 5.11. Cash Management Systems (a) Within sixty (60) days after the Closing Date (or such longer period as agreed to by Agent in its Permitted Discretion) (the last day of such period, the “Cash Management Compliance Date”), each Credit Party shall establish and maintain cash management services of a type and on terms reasonably satisfactory to Agent at Capital One during the term hereof, which accounts shall maintain at all times on and after the Cash Management Compliance Date through the Revolving Termination Date at least an amount equal to the lesser of (A) One Hundred Million Dollars ($100,000,000) and (B) the difference of (x) one hundred percent (100%) of the Dollar value of all of the Credit Parties’ cash and Cash Equivalents held at all financial institutions minus (y) Twenty Million Dollars ($20,000,000). Subject to compliance with the foregoing: (i) each Credit Party may, for the avoidance of doubt, establish and maintain cash management services of a type and on terms reasonably satisfactory to Agent at one or more of the banks set forth on Schedule 5.11 (Capital One and each such other bank, each a “Controlled Account Bank”); provided that the balance of the Specified RBC Account may not exceed the equivalent of One Million Dollars ($1,000,000) in the aggregate as of the last day of any month; (ii) each Credit Party shall take reasonable steps to ensure that all of its Account Debtors forward payment of the amounts owed by them directly to a Collection Account at such Controlled Account Bank that is not an Excluded Account (each, a “Controlled Account”) (by wire transfer, ACH transfer or check to the applicable Controlled Account Bank or to a lockbox maintained by the applicable Controlled Account Bank for deposit into such Collection Account); and

85 (iii) each Credit Party shall deposit or cause to be deposited promptly, and in any event no later than the second Business Day after the date of receipt thereof (or in the case of Collections paid by check, forward to a Controlled Account Bank for deposit promptly, and in any event no later than the second Business Day after such Credit Party’s knowledge of receipt thereof), all of their Collections otherwise received (including those sent directly by their Account Debtors to a Credit Party) and proceeds of Collateral into a Controlled Account (provided that, Canadian Non-AR Collections may be remitted to the Specified RBC Account so long as the aggregate amount of such Canadian Non-AR Collections on deposit in such account at any time does not exceed the equivalent of $50,000 for three (3) consecutive Business Days); (b) Each Credit Party shall establish and maintain Control Agreements with Agent, with respect to all deposit accounts other than Excluded Accounts, in form and substance reasonably acceptable to Agent and the applicable Controlled Account Bank; provided that, (i) unless otherwise expressly provided herein or agreed by the Borrowers in the Loan Documents, such “control” shall only be required to be customary “springing control” and (ii) no Control Agreement shall be required in respect of the Specified RBC Account so long as the aggregate amount on deposit in such account at any time does not exceed the lesser of (A) the equivalent of Five Million Dollars ($5,000,000) and (B) an amount equal to (x) 110% of the Average TTM Monthly Payroll Amount plus (y) amounts reasonably estimated to be required for the payment of expected bonuses. Agent agrees not to “spring” control or otherwise issue instructions to the applicable Controlled Account Bank under any Control Agreement to block Borrowers’ access to control funds in the applicable Deposit Accounts (such springing of control or other instruction, each, an “Activation Instruction”) unless a Cash Dominion Period exists at the time such Activation Instruction is issued; (c) Subject to Borrowers’ compliance with the terms of clause (a) of this Section 5.11 and so long as no Default or Event of Default has occurred and is continuing or would result therefrom, Borrowers may amend Schedule 5.11 to add or replace a Controlled Account Bank or Controlled Account and shall upon such addition or replacement provide to Agent an amended Schedule 5.11; provided, that (i) any additional or replacement Controlled Account Bank shall consist of, and any additional or replacement Controlled Account shall be maintained at, an Approved Controlled Account Bank and (ii) any opening of a new deposit account at any Controlled Account Bank shall be subject to compliance with the preceding Section 5.11(b). (d) Other than with respect to Excluded Accounts, the Specified RBC Account (to the extent maintained in compliance with Section 5.11(b)(ii)) and subject to Section 5.16, no Credit Party will make, acquire, or permit to exist investments consisting of cash, Cash Equivalents, or amounts credited to deposit, securities, commodity or similar account maintained by such Person that is not subject to a Control Agreement after the sixtieth (60th) day following the acquisition of such account. (e) Notwithstanding the foregoing and for the avoidance of doubt, all cash or Cash Equivalents desired to be treated as Qualified Cash at any time hereunder must at all such times be maintained in a Qualified Cash Account and subject to a “blocked” Control Agreement providing for Agent’s exclusive control of such Qualified Cash Account at all times; provided that (i) Borrowers may request from Agent from time to time the release of funds from such Qualified Cash Account so long as Borrower Representative shall have delivered to Agent at least one (1) Business Day prior to the requested date of release of funds an updated Consolidated Borrowing Base Certificate giving pro forma effect to such release of funds demonstrating that no Overadvance will result from such release of funds (it being understood, for the avoidance of doubt, that any resulting reduction in Qualified Cash maintained in such Qualified Cash Account shall reduce the Borrowing

86 Base accordingly), and (ii) to the extent such updated Consolidated Borrowing Base Certificate accurately demonstrating no such Overadvance has been delivered, Agent shall so release such requested funds from the applicable Qualified Cash Account unless a Default or Event of Default then exists or would arise as a result of such release of funds. (f) In all events, each Credit Party shall segregate all collections consisting of patient funds from all other collections of such Credit Party and ensure that no such collections consisting of patient funds shall be applied to repay the Obligations. (g) No funds in the Specified RBC Account in excess of ten percent (10%) of the Average TTM Monthly Payroll Amount shall be used for anything other than the payment of payroll. 5.12. Collateral Access Agreements. Each Credit Party shall use commercially reasonable efforts to obtain a collateral access agreement with such Credit Party’s cloud storage or other data processing provider with respect to Accounts and other receivables, in each case reasonably satisfactory in form and substance to Agent. 5.13. Further Assurances. (a) [Reserved]. (b) Promptly upon request by Agent, the Credit Parties shall (and, subject to the limitations set forth herein and in the Collateral Documents, shall cause each of their Subsidiaries to) take such additional actions and execute such documents as Agent may reasonably require from time to time in order (i) to carry out more effectively the purposes of this Agreement or any other Loan Document, (ii) to subject to the Liens created by any of the Collateral Documents any of the Properties, rights or interests covered by any of the Collateral Documents, (iii) [reserved], and (iv) to better assure, grant, preserve, protect and confirm to the Secured Parties the rights granted or now or hereafter intended to be granted to the Secured Parties under any Loan Document. Without limiting the generality of the foregoing and except as otherwise approved in writing by Agent, the Credit Parties shall cause each of their Domestic Subsidiaries (other than Excluded Subsidiaries) promptly (and in any event within sixty (60) days) after formation or acquisition thereof, to guaranty the Obligations and to cause each such Subsidiary to grant to Agent, for the benefit of the Secured Parties, a security interest in, subject to the limitations set forth herein and in the Collateral Documents, all of such Subsidiary’s Property to secure such guaranty. Furthermore, the Borrower Representative shall notify Agent concurrently with the delivery of any Compliance Certificates delivered pursuant to Section 5.2(b) of the issuance by or to any Credit Party of any Stock since the most recently delivered Compliance Certificate. The Credit Parties shall deliver, or cause to be delivered, to Agent, appropriate resolutions, secretary certificates, certified Organization Documents and, if reasonably requested by Agent, in its Permitted Discretion, customary legal opinions relating to the matters described in this Section 5.13 (which opinions shall be in form and substance reasonably acceptable to Agent in its Permitted Discretion, it being understood and agreed that opinions substantially similar in substance to the opinions delivered on the Closing Date shall be deemed reasonably acceptable to Agent), in each instance with respect to each Credit Party formed or acquired after the Closing Date. Notwithstanding the foregoing, no Credit Party or Subsidiary of any Credit Party shall be required to take any action outside of the United States in order to create or perfect any Lien in any Intellectual Property registered outside of the United States, and no Collateral Documents governed by the laws of any jurisdiction outside of the United States shall be required to be executed or delivered with respect to any Intellectual Property registered outside of the United States.

87 (c) [Reserved]. (d) [Reserved]. (e) Without limiting the foregoing, each Credit Party shall, promptly upon receipt of request from Agent, cause the performance of such environmental audits and assessments, and cause the preparation of such environmental reports, in each case as Agent may from time to time reasonably request; provided that Agent may only make such a request if an Event of Default exists or if Agent reasonably believes that a violation of Environmental Laws has occurred. Such audits, assessments and reports shall be conducted and prepared by reputable environmental consulting firms reasonably acceptable to Agent and shall be in form and substance reasonably acceptable to Agent. (f) Without limiting the foregoing, the Credit Parties shall cause a Credit Party to be the named insured under any representation and warranty insurance obtained in connection with any Permitted Acquisition consummated by a Credit Party and shall use commercially reasonable efforts to cause such insurance policy to be collaterally assigned to Agent in a manner reasonably satisfactory to Agent in its Permitted Discretion. (g) Without limiting the foregoing, in the event that any Credit Party Divides itself into two or more Persons, any Persons formed as a result of such Division, unless otherwise consented to by Agent, shall be required to comply with the requirements and obligations set forth in this Section 5.13 and the other future assurances obligations set forth in the Loan Documents and become a Borrower or Guarantor as and to the extent required by this Agreement or the other Loan Documents. 5.14. Environmental Matters. Each Credit Party shall, and shall cause each of its Subsidiaries to, comply with, and maintain its Real Estate, whether owned, leased, subleased or operated, in compliance with all applicable Environmental Laws or that is required by orders and directives of any Governmental Authority except where the failure to comply would not reasonably be expected to, individually or in the aggregate, result in a Material Environmental Liability. 5.15. Compliance with Health Care Laws. (a) Without limiting or qualifying Section 5.8 hereof, or any other provision of this Agreement, each Credit Party and each of their respective Subsidiaries will comply with all applicable Health Care Laws relating to the operation of such Person’s business, except as would not reasonably be expected to have a Material Adverse Effect. (b) Each Credit Party and each of their respective Subsidiaries shall (i) obtain, maintain and preserve, and cause each of its Subsidiaries to obtain, maintain and preserve, and take all necessary action to timely renew, all material Permits which are necessary or useful in the proper conduct of its business; and (ii) keep and maintain all records required to be maintained by any Governmental Authority or otherwise under any Health Care Law, except as would not reasonably be expected to have a Material Adverse Effect. (c) Each Credit Party and each of their respective Subsidiaries shall maintain a corporate and health care regulatory compliance program (“CCP”) which addresses the requirements of Health Care Laws.

88 5.16. Post-Closing Obligations. The Credit Parties shall provide to Agent each of the following on or before the date specified below (or such later date as to which Agent shall have provided its prior written consent (including via email from Agent or its counsel)): (a) within seven (7) days after the Closing Date, a duly executed Control Agreement with respect to the Qualified Cash Account, in form and substance satisfactory to Agent; (b) within thirty (30) days after the Closing Date, insurance endorsements in compliance with Section 5.6 naming Agent, for the benefit of Lenders, as additional insured and lender’s loss payee thereunder, and providing for at least thirty (30) days’ prior written notice to Agent of any modification or cancellation of such policy (or ten (10) days’ prior written notice in the case of the failure to pay any premiums thereunder), in each case to the extent required under Section 5.6; (c) within thirty (30) days after the Closing Date, evidence of the release and discharge of each those certain tax Liens evidenced by: (i) Document 24713151 filed with the Santa Clara County, California, Recorder; (ii) Document 24712852 filed with the Santa Clara County, California, Recorder; (iii) Document 23804685 filed with the Santa Clara County, California, Recorder; and (iv) judgment number DJ 216913 18 filed with the Somerset County Clerk, New Jersey; (d) within forty-five (45) days after the Closing Date, copies of UCC-3 termination statements with respect to those certain Liens evidenced by the UCC-1 financing statements set forth on Schedule 5.16 hereto; and (e) within sixty (60) days after the Closing Date, (i) with respect to each Deposit Account of Credit Parties (other than any Excluded Account, and subject to Section 5.16(a)) maintained with Capital One, duly executed Control Agreements, in form and substance reasonably acceptable to Agent and (ii) with respect to each Deposit Account of Credit Parties (other than any Excluded Account) maintained with any bank other than Capital One (or its Affiliates) either (A) deliver to Agent of a duly executed Control Agreement, in form and substance reasonably acceptable to Agent, with respect to such Deposit Account, or (B) evidence of closure of such Deposit Account; provided that, in the case of the Deposit Account denominated in U.S. Dollars held at Royal Bank of Canada on the Closing Date (as set forth in the Perfection Certificate), the Credit Parties shall have ninety (90) days after the Closing Date to satisfy the requirements set forth in clause (ii) of this Section 5.16(e). ARTICLE VI NEGATIVE COVENANTS Each Credit Party covenants and agrees that from the Closing Date until the Facility Termination Date: 6.1. Limitation on Liens. No Credit Party shall, and no Credit Party shall suffer or permit any of its Subsidiaries to, directly or indirectly, make, create, incur, assume or suffer to exist any Lien upon or with respect to any part of its Property, whether now owned or hereafter acquired, other than (1) in accordance with Section 10.1 hereof, Liens incurred with the written consent of the Required Parties or the Agent (acting at the direction of the Required Parties) and (2) the following (such Liens described in the foregoing clauses (1) and (2), collectively, “Permitted Liens”):

89 (a) any Lien existing on the Property of a Credit Party or a Subsidiary of a Credit Party on the Closing Date and set forth in Schedule 6.1 securing Indebtedness outstanding on such date and permitted by Section 6.5(b), including replacement Liens on the Property currently subject to such Liens securing Indebtedness permitted by Section 6.5(b); (b) any Lien created under any Loan Document; (c) Liens for Taxes which are not past due or remain payable without penalty or are being contested in good faith by appropriate proceedings diligently conducted and for which adequate reserves in accordance with GAAP are being maintained; (d) carriers’, warehousemen’s, mechanics’, landlords’, materialmen’s, repairmen’s or other similar Liens arising in the ordinary course of business which are not delinquent for more than thirty (30) days or remain payable without penalty or which are being contested in good faith and by appropriate proceedings diligently prosecuted, which proceedings have the effect of preventing the forfeiture or sale of the Property subject thereto and for which adequate reserves in accordance with GAAP are being maintained; (e) Liens (other than any Lien imposed by ERISA) consisting of pledges or deposits required in the ordinary course of business in connection with workers’ compensation, unemployment insurance and other social security legislation or to secure the performance of tenders, statutory or regulatory obligations, surety, stay, customs and appeals bonds, bids, leases, governmental contract, trade contracts, performance and return of money bonds and other similar obligations (exclusive of obligations for the payment of borrowed money or other Consolidated Funded Indebtedness) or to secure liability to insurance carriers; (f) Liens consisting of judgment or judicial attachment liens (other than for payment of Taxes), provided that the enforcement of such Liens is effectively stayed and the existence of such judgment does not constitute an Event of Default under Section 8.1(h); (g) easements, rights-of-way, zoning and other restrictions, minor defects, encroachments or other irregularities in title, and other similar encumbrances incurred in the ordinary course of business which, either individually or in the aggregate, do not in any case materially detract from the value of the Property subject thereto or interfere in any material respect with the ordinary conduct of the businesses of any Credit Party or any Subsidiary of any Credit Party; (h) Liens on any Property acquired or held by any Credit Party or any Subsidiary of any Credit Party securing Indebtedness incurred or assumed for the purpose of financing (or refinancing) all or any part of the cost of acquiring such Property and permitted under Section 6.5(c); provided that (i) such Lien attaches solely to the Property so acquired in such transaction, any improvements thereon and the proceeds thereof and (ii) the principal amount of the Indebtedness secured thereby does not exceed 100% of the cost of such Property; (i) Liens securing Capital Lease Obligations permitted under Section 6.5(c); (j) any interest or title of a lessor or sublessor under any lease not prohibited by the Loan Documents; (k) Liens arising from the filing of precautionary uniform commercial code financing statements with respect to any lease not prohibited by the Loan Documents;

90 (l) non-exclusive licenses and sublicenses granted by a Credit Party or any Subsidiary of a Credit Party and leases and subleases (by a Credit Party or any Subsidiary of a Credit Party as lessor or sublessor) to third parties in the ordinary course of business not interfering with the business of the Credit Parties or any of their Subsidiaries; (m) Liens (including the right of set-off) in favor of banking institutions arising as a matter of law or pursuant to reasonable and customary standard banking terms encumbering deposits held by such banking institutions, in favor of collecting banks incurred in the ordinary course of business, or arising by operation of law under Section 4-210 of the UCC or, with respect to collecting banks located in the State of New York, under Section 4-208 of the UCC (and, in each case, not with respect to any Indebtedness for borrowed money); (n) [reserved]; (o) Liens on assets of Foreign Subsidiaries securing Indebtedness of Foreign Subsidiaries permitted pursuant to Sections 6.4 and 6.5(q); (p) [reserved]; (q) Liens on Property acquired pursuant to a Permitted Acquisition, or on Property of a Subsidiary of a Borrower in existence at the time such Subsidiary is acquired pursuant to a Permitted Acquisition; provided that (i) any Indebtedness that is secured by such Liens is permitted to exist under Section 6.5(f), and (ii) such Liens are not incurred in connection with, or in contemplation or anticipation of, such Permitted Acquisition and do not attach to any Property of a Borrower or any of its Subsidiaries; (r) Liens on unearned insurance premiums securing the financing thereof to the extent permitted under Section 6.5(i); (s) Liens solely on cash earnest money deposits made by the Borrowers or any of their Subsidiaries in connection with any letter of intent or purchase agreement for an Acquisition or other Investment that would be permitted hereunder; (t) Liens on Property of Subsidiaries that are not Credit Parties securing Indebtedness or other obligations permitted to be incurred by such Subsidiaries hereunder; provided that, such Liens do not at any time encumber Property of any Credit Party; (u) Liens that are contractual rights of set-off (i) relating to pooled deposit or sweep accounts of a Borrower or any Credit Party to permit satisfaction of overdraft or similar obligations incurred in the ordinary course of business of the Credit Party or (ii) relating to purchase orders and other agreements entered into with customers of a Borrower or any Subsidiary in the ordinary course of business and consistent with past practices; and (v) other Liens encumbering assets which do not constitute Accounts securing obligations otherwise not prohibited by the terms of any Loan Document in an aggregate principal amount not in excess of the greater of (i) $6,000,000 and (ii) 6% of TTM EBITDA in the aggregate at any time outstanding. 6.2. Disposition of Assets. No Credit Party shall, and no Credit Party shall suffer or permit any of its Subsidiaries to, directly or indirectly dispose of (whether in one or a series of transactions) any

91 Property (including the Stock of any Subsidiary of any Credit Party, whether in a public or private offering or otherwise, and accounts and notes receivable, with or without recourse), except: (a) Dispositions of Inventory, goods or services or of worn-out obsolete, damaged or surplus equipment, or equipment no longer used or useful in the business (as determined in good faith by the Borrowers), all in the ordinary course of business; (b) Dispositions of assets (other than assets included in the Borrowing Base, Intellectual Property and Stock in a Subsidiary) not otherwise permitted hereunder which are made for fair market value; provided that (i) at the time of any Disposition, no Event of Default shall exist or shall result from such Disposition, (ii) not less than seventy-five percent (75%) of the aggregate sales price from such Disposition shall be paid in cash, and (iii) the aggregate fair market value of all assets so sold by the Credit Parties and their Subsidiaries, together, shall not exceed in any Fiscal Year $2,000,000. (c) (i) Dispositions of Cash Equivalents in the ordinary course of business made to a Person that is not an Affiliate of any Credit Party and (ii) conversions of Cash Equivalents into cash or other Cash Equivalents; (d) transactions permitted under Section 6.1(l); (e) Investments permitted under Section 6.4, to the extent such Investment constitutes a Disposition; (f) the sale or, to the extent constituting a Disposition, issuance of (i) the Stock in a Borrower or a Subsidiary to any Credit Party or (ii) the Stock of a Foreign Subsidiary to another Foreign Subsidiary; (g) the transfer of Property (i) by a Credit Party to a Credit Party or (ii) by a Subsidiary that is not a Credit Party to (A) a Credit Party for no more than fair market value or (B) any other Subsidiary; (h) any Foreign Subsidiary may issue Stock to qualified directors where required by or to satisfy any applicable Requirement of Law, including any Requirement of Law with respect to ownership of Stock in Foreign Subsidiaries; (i) Dispositions of Investments in joint ventures to the extent required by, or made pursuant to, customary buy/sell arrangements between, the joint venture parties set forth in joint venture arrangements and similar binding arrangements; (j) transactions permitted by Section 6.3; (k) Dispositions of past due accounts receivable in the ordinary course of business (including any discount and/or forgiveness thereof) or, in the case of accounts receivable in default, in connection with the collection or compromise thereof and in any event, not involving any securitization thereof; (l) (i) any termination of any lease in the ordinary course of business, (ii) any expiration of any option agreement in respect of real or personal property and (iii) any surrender or waiver of contractual rights or the settlement, release or surrender of contractual rights or litigation claims (including in tort) in the ordinary course of business;

92 (m) Dispositions of property subject to an Event of Loss, foreclosure, casualty, eminent domain or condemnation proceedings (including in lieu thereof or any similar proceeding); (n) the lapse or abandonment of Intellectual Property rights which, in the reasonable good faith determination of the Borrowers, are no longer used or useful to the conduct of the business of the Borrowers or any Subsidiary or to the extent no longer economically desirable in the conduct of their business; (o) the termination or unwinding of any Rate Contract in accordance with its terms; (p) equipment being leased to physician offices in the ordinary course of business of the Borrowers; and (q) dispositions of tangible Property in the ordinary course of business at fair market value to the extent that such Property is exchanged for credit against the purchase price of substantially concurrently purchased similar replacement Property. 6.3. Consolidations and Mergers. No Credit Party shall, and no Credit Party shall suffer or permit any of its Subsidiaries to, merge with, consolidate with or into, dissolve or liquidate into or convey, transfer, lease or otherwise dispose of (whether in one transaction or in a series of transactions) all or substantially all of its assets (whether now owned or hereafter acquired) to or in favor of any Person, except (1) for Permitted Acquisitions, (2) for transactions taken in accordance with Section 10.1 hereof, with the written consent of the Required Parties or the Agent (acting at the direction of the Required Parties) under the Loan Documents and (3) that upon not less than five (5) Business Days prior written notice to Agent (or such shorter period agreed to by Agent): (a) any Subsidiary of a Borrower may merge with, consolidate with or into, dissolve or liquidate into a Borrower or a Wholly-Owned Subsidiary of a Borrower which is a Domestic Subsidiary, provided that (i) such Borrower or such Wholly-Owned Subsidiary which is a Domestic Subsidiary, as applicable, shall be the continuing or surviving entity and (ii) all actions reasonably required by Agent, including actions required to maintain perfected Liens on the Stock of the surviving entity (other than the Stock of Phreesia if it is the surviving entity) pursuant to Section 5.13 and other Collateral in favor of Agent, shall have been completed; provided, if a Credit Party is a constituent entity in such merger, dissolution or liquidation, a Credit Party must be the continuing or surviving entity, (b) any Foreign Subsidiary may merge with or dissolve or liquidate into another Foreign Subsidiary, (c) any other Subsidiary of a Borrower (other than another Borrower) may liquidate or dissolve if (i) the Borrower Representative determines in good faith that such liquidation or dissolution is in the best interests of the Borrowers and it is not materially disadvantageous to the Lenders and (ii) to the extent such Subsidiary is a Guarantor, any assets or business not otherwise disposed of in accordance with Section 6.2 or, in the case of any such business, discontinued, shall be transferred to, or otherwise owned or conducted by, a Credit Party after giving effect to such liquidation or dissolution, (d) any Borrower may merge with, consolidate with or into, dissolve or liquidate into another Borrower, provided that, if Phreesia is a party to such merger, dissolution or liquidation, Phreesia shall be the surviving entity, and

93 (e) mergers and consolidations substantially concurrently with, or immediately prior to, the consummation of a Permitted Acquisition with the sole purpose of facilitating such Permitted Acquisition (provided that (i) if a Borrower is a party to any such merger or consolidation, such Borrower shall be the surviving entity and (ii) if a Credit Party is a party to any such merger or consolidation, such Credit Party shall be the surviving entity (or the surviving entity shall become a Credit Party)). 6.4. Loans and Investments. No Credit Party shall and no Credit Party shall suffer or permit any of its Subsidiaries to (i) purchase or acquire any Stock, or any obligations or other securities of, or any interest in, any Person, including the establishment or creation of a Subsidiary, or (ii) make any Acquisitions, or (iii) make, purchase or acquire any advance, loan, extension of credit (other than trade payables in the ordinary course of business) or capital contribution to or any other investment in, any Person including a Borrower, any Affiliate of a Borrower or any Subsidiary of a Borrower (the items described in the preceding clauses (i), (ii) and (iii) are referred to as “Investments”), except for: (a) Investments in cash and Cash Equivalents; (b) Investments consisting of (i) extensions of credit, capital contributions or other Investments by Phreesia in then existing Credit Parties; (ii) extensions of credit, capital contributions or other Investments by any Credit Party (other than Phreesia) to or in any other then existing Credit Party (other than Phreesia); (iii) extensions of credit, capital contributions or other Investments by a Borrower or any other Credit Party (other than Phreesia) to or in any then-existing Subsidiaries of a Borrower which are not Credit Parties not to exceed $1,000,000 in the aggregate for all such extensions of credit and capital contributions; and (iv) extensions of credit, capital contributions or other Investments by a Subsidiary of a Borrower which is not a Credit Party to or in another then existing Subsidiary of a Borrower which is not a Credit Party; provided that if the Investments described in the foregoing clauses (i), (ii) and (iii) of this Section 6.4(b) are evidenced by notes, such notes shall be pledged to Agent, for the benefit of the Secured Parties. (c) loans and advances to employees in the ordinary course of business not to exceed $2,000,000 in the aggregate at any time outstanding; (d) Investments received as the non-cash portion of consideration received in connection with transactions permitted pursuant to Section 6.2(b); (e) Investments acquired in connection with the settlement of delinquent Accounts in the ordinary course of business or in connection with the bankruptcy or reorganization of suppliers or customers;

94 (f) Investments consisting of non-cash loans made by Phreesia to officers, directors and employees of a Credit Party which are used by such Persons to purchase simultaneously Stock of Phreesia; (g) Investments made prior to, and existing on, the Closing Date and set forth on Schedule 6.4; (h) Investments comprised of Indebtedness permitted by Section 6.5(o); (i) Subsidiaries of a Borrower may be established or created so long as the Credit Parties and such Subsidiary comply with the provisions of Section 5.13 to the extent applicable; (j) other Investments not to exceed $1,000,000 in the aggregate so long as Borrower Representative shall have delivered to Agent at least one (1) Business Day prior to the making of any such Investment an updated Consolidated Borrowing Base Certificate giving pro forma effect to such Investment demonstrating that no Overadvance will result from such Investment; (k) Permitted Specified Foreign Subsidiary Financing; (l) Permitted Acquisitions; (m) formation or acquisition of a Subsidiary in contemplation of the Specified Foreign Transaction; and (n) other Investments by a Credit Party so long as after giving effect thereto the Payment Conditions are satisfied. 6.5. Limitation on Indebtedness. No Credit Party shall, and no Credit Party shall suffer or permit any of its Subsidiaries to, create, incur, assume, permit to exist, or otherwise become or remain directly or indirectly liable with respect to, any Indebtedness, except (1) Indebtedness permitted in accordance with Section 10.1 hereof, incurred with the written consent of the Required Parties or the Agent (acting at the direction of the Required Parties) and (2) the following (such Indebtedness described in the foregoing clauses (1) and (2), collectively, “Permitted Indebtedness”): (a) the Obligations; (b) Indebtedness existing on the Closing Date and set forth in Schedule 6.5 including Permitted Refinancings thereof; (c) Indebtedness not to exceed $25,000,000 in the aggregate at any time outstanding, consisting of Capital Lease Obligations or secured by Liens permitted by Section 6.1(h) or Section 6.1(i) and Permitted Refinancings thereof; (d) unsecured intercompany Indebtedness permitted pursuant to Section 6.4(b); (e) unsecured Subordinated Indebtedness; and (f) Indebtedness of a Subsidiary of a Borrower acquired pursuant to a Permitted Acquisition (or a similar Investment permitted by Section 6.4) or Indebtedness of a Target assumed at the time of a Permitted Acquisition (or a similar Investment permitted by Section 6.4) of or such other Investment in such Target); provided that (i) such Indebtedness was not incurred in connection

95 with, or in anticipation or contemplation of, such Permitted Acquisition or other Investment and (ii) the aggregate principal amount of all Indebtedness permitted by this Section 6.5(f) shall not at any time outstanding exceed $10,000,000; (g) all obligations of such Person in respect of the deferred purchase price of property or services so long as Borrower Representative shall have delivered to Agent at least one (1) Business Day prior to the incurrence of such Indebtedness an updated Consolidated Borrowing Base Certificate giving pro forma effect to such incurrence of Indebtedness demonstrating that no Overadvance will result from such incurrence; (h) [reserved]; (i) Indebtedness consisting of the financing of insurance premiums in the ordinary course of business; (j) Permitted Convertible Indebtedness (including any Permitted Refinancing of Permitted Convertible Indebtedness in the form of Permitted Convertible Indebtedness); (k) endorsements for collection or deposit in the ordinary course of business; (l) Rate Contracts entered into in the ordinary course of business for bona fide hedging purposes and not for speculation; (m) Indebtedness arising under indemnity agreements to title insurers to cause such title insurers to issue to Agent title insurance policies; (n) Indebtedness arising with respect to customary indemnification obligations and purchase price adjustments in favor of (i) sellers in connection with Acquisitions or similar Investments permitted hereunder and (ii) purchasers in connection with Dispositions permitted under Section 6.2(b); (o) Indebtedness arising under guaranties made in the ordinary course of business of obligations of any Credit Party, which obligations are otherwise permitted hereunder; provided that if such obligation is subordinated to the Obligations, such guaranty shall be subordinated to the same extent; (p) Indebtedness incurred in the ordinary course of business with respect to surety and appeals bonds, performance bonds and other similar obligations; (q) Indebtedness of any Foreign Subsidiary of Phreesia which is non-recourse to the Credit Parties in an aggregate amount not in excess of $10,000,000 at any time outstanding; (r) [reserved]; (s) (i) other Indebtedness not exceeding $3,333,333 in the aggregate at any time outstanding so long as such Indebtedness is not secured by assets in the Borrowing Base and (ii) other unsecured Indebtedness; provided that the aggregate amount of Indebtedness outstanding at any time pursuant to this clause (s) shall not exceed the greater of (x) $10,000,000 and (y) 5% of TTM EBITDA; and

96 (t) to the extent constituting Indebtedness, incurred in the ordinary course of business in respect of netting services, overdraft protections and otherwise in connection with deposit accounts and business credit cards, debit cards and/or cash management arrangements, in each case to the extent owed solely to the financial institutions providing such arrangements (or their respective Affiliates) and provided that such Indebtedness does not exceed in the aggregate at any time outstanding $50,000. 6.6. Transactions with Affiliates. No Credit Party shall, and no Credit Party shall suffer or permit any of its Subsidiaries to, (1) enter into any transaction with any Affiliate, of the Borrowers or of any such Subsidiary (other than, in each case, transactions between or among Credit Parties) or any director (or similar official) of any of the foregoing, (2) pay any management, consulting or similar fees to any of the foregoing, (3) pay or reimburse any of the foregoing for any costs, expenses and similar items or (4) pay any indemnification payments to any of the foregoing, except: (a) (i) with respect to transactions between or among the Credit Parties and (ii) with respect to any other Affiliate or any other such Person as expressly permitted by Article VI of this Agreement or otherwise under the Loan Documents; (b) in the ordinary course of business and pursuant to the reasonable requirements of the business of such Credit Party or such Subsidiary upon fair and reasonable terms no less favorable, taken as a whole, to such Credit Party or such Subsidiary than would be obtained in a comparable arm’s length transaction with a Person not an Affiliate of a Borrower or such Subsidiary, as applicable; (c) payment of directors’ fees and customary indemnities and reimbursement of actual out-of-pocket expenses incurred in connection with attending board of director meetings not to exceed in the aggregate in any Fiscal Year of the Borrowers the amounts disclosed in public filings; (d) reimbursement of (i) customary indemnification payments in the ordinary course of business and (ii) reasonable out-of-pocket costs and expenses to holders of Stock of Phreesia pursuant to the terms of the Organization Documents of the Credit Parties in an aggregate amount not to exceed $250,000 per Fiscal Year with respect to amounts reimbursed pursuant to this clause (ii); (e) transactions between or among Excluded Subsidiaries; and (f) employment and severance arrangements (including payment of non-cash compensation) between the Credit Parties and their Subsidiaries and their respective officers and employees in the ordinary course of business to the extent customary. 6.7. Compliance with ERISA. No ERISA Affiliate shall cause or suffer to exist (a) any event that would reasonably be expected to result in the imposition of a Lien on any asset of a Credit Party or a Subsidiary of a Credit Party with respect to any Title IV Plan or Multiemployer Plan or (b) any other ERISA Event, that would in either case of (a) or (b), in the aggregate, reasonably be expected to have a Material Adverse Effect. 6.8. Restricted Payments. No Credit Party shall, and no Credit Party shall suffer or permit any of its Subsidiaries to, (i) declare or make any dividend payment or other distribution of assets, properties, cash, rights, obligations or securities on account of any Stock or (ii) purchase, redeem or otherwise acquire for value any Stock now or hereafter outstanding (the items described in clauses (i) and (ii) above are referred to as “Restricted Payments”); except that any Wholly-Owned Subsidiary of a Borrower may

97 declare and pay dividends to a Borrower or any Wholly-Owned Subsidiary of a Borrower that is a Credit Party, and except that: (a) Phreesia may declare and make dividend payments or other distributions payable solely in its Stock; (b) Phreesia may redeem from current or former directors, officers, employees, members of management, managers or consultants of the Borrowers or any subsidiary (or their respective immediate family members) Stock (and/or make payments on promissory notes issued by Phreesia pursuant to Section 6.5(d)); provided that all of the following conditions are satisfied: (i) no Default or Event of Default has occurred and is continuing or would arise as a result of such Restricted Payment; and (ii) the aggregate Restricted Payments permitted under this paragraph (b) (x) in any Fiscal Year of the Borrowers shall not exceed $3,000,000 and (y) during the term of this Agreement shall not exceed $5,000,000; (c) any Tax Affiliate may make Restricted Payments to another Tax Affiliate that is a Credit Party in an amount necessary to satisfy the Tax liabilities of such Tax Affiliate; (d) [reserved]; (e) Phreesia may make Restricted Payments not otherwise permitted to be made by this Section 6.8, so long as the Payment Conditions are satisfied; (f) Subsidiaries of Credit Parties may make Restricted Payments to Credit Parties, and Excluded Subsidiaries of Credit Parties may make Restricted Payments to other Excluded Subsidiaries; and (g) Phreesia may make other Restricted Payments in an amount not to exceed, together with all payments made pursuant to Section 6.12(h), $3,000,000 in the aggregate so long as Borrower Representative shall have delivered to Agent at least one (1) Business Day prior to the making of any such Restricted Payment an updated Consolidated Borrowing Base Certificate giving pro forma effect to such Restricted Payment demonstrating that no Overadvance will result from such Restricted Payment. 6.9. Change in Business. No Credit Party shall, and no Credit Party shall permit any of its Subsidiaries to, engage in any line of business substantially different from than those lines of business carried on by it on the Closing Date and any business similar, corollary, ancillary, incidental, complementary or reasonably related thereto, or a reasonable extension, development or expansion of any of the foregoing. 6.10. Change in Structure. Except as expressly permitted under Section 6.3, no Credit Party shall, and no Credit Party shall permit any of its Subsidiaries to, amend any of its Organization Documents in any respect materially adverse to Agent or Lenders. 6.11. Changes in Accounting, Name and Jurisdiction of Organization. No Credit Party shall, and no Credit Party shall suffer or permit any of its Subsidiaries to, (i) [reserved], (ii) change the Fiscal Year or method for determining Fiscal Quarters of any Credit Party or of any consolidated Subsidiary of any Credit Party, (iii) change its name as it appears in official filings in its jurisdiction of organization or

98 (iv) change its jurisdiction of organization or formation, in the case of clauses (iii) and (iv), without at least fifteen (15) days’ prior written notice to Agent (or such shorter period as may be agreed by Agent in its Permitted Discretion). 6.12. Limitation on Payments of Certain Indebtedness. No Credit Party shall, and no Credit Party shall suffer or permit any of its Subsidiaries to, make any payment or prepayment of principal of, premium, if any, interest, fees, redemption, exchange, purchase, retirement, defeasance, sinking fund or similar payment with respect to, Subordinated Indebtedness, Permitted Convertible Indebtedness or any other Indebtedness (the items described above are referred to as “Restricted Debt Payments”); except that: (a) [reserved]; (b) [reserved]. (c) the Credit Parties may pay as and when due and payable non-accelerated mandatory payments in respect of Subordinated Indebtedness, in each case solely to the extent permitted under the subordination terms with respect thereto; (d) the Credit Parties may make any Restricted Debt Payment not otherwise permitted to be made by this Section 6.12 so long as the Payment Conditions are satisfied; (e) the Credit Parties and their Excluded Subsidiaries may make payments of intercompany Indebtedness that is permitted under Section 6.5; (f) (i) payments of interest in respect of Permitted Convertible Indebtedness in accordance with its terms so long as (A) no Pending Payment Default or Event of Default has occurred and is continuing or would result therefrom and (B) Borrower Representative shall have delivered to Agent at least one (1) Business Day prior to the making of any such payment of interest an updated Consolidated Borrowing Base Certificate giving pro forma effect to such payment demonstrating that no Overadvance will result from such payment, and (ii) issuance of new shares of Phreesia’s Stock (and payment of cash in lieu of any fractional shares of Stock) to consummate the conversion of the Permitted Convertible Indebtedness in accordance with the terms thereof and delivery of such Stock (and cash in lieu of any fractional shares of Qualified Stock) to holders of the Permitted Convertible Indebtedness to induce such holders to convert Permitted Convertible Indebtedness in accordance with the terms thereof; (g) any Permitted Refinancing contemplated by Section 6.5; and (h) Phreesia may make other Restricted Debt Payments in an amount not to exceed, together with all payments made pursuant to Section 6.8(g), $3,000,000 in the aggregate so long as Borrower Representative shall have delivered to Agent at least one (1) Business Day prior to the making of any such Restricted Debt Payment an updated Consolidated Borrowing Base Certificate giving pro forma effect to such Restricted Debt Payment demonstrating that no Overadvance will result from such Restricted Debt Payment. 6.13. Amendments to Certain Indebtedness. No Credit Party shall, and no Credit Party shall permit any of its Subsidiaries directly or indirectly to, change or amend the terms of: (a) any Subordinated Indebtedness except to the extent not prohibited by the applicable subordination agreement or subordination terms; or

99 (b) any Permitted Convertible Indebtedness if such amendment or modification would cause such terms to fail to satisfy the qualifications set forth in the definition of “Permitted Convertible Indebtedness”. 6.14. No Negative Pledges. (a) No Credit Party shall, and no Credit Party shall permit any of its Subsidiaries to, directly or indirectly, create or otherwise cause or suffer to exist or become effective any consensual restriction or encumbrance of any kind on the ability of any Credit Party or Subsidiary to pay dividends or make any other distribution on any of such Credit Party’s or Subsidiary’s Stock or to pay fees, including management fees, or make other payments and distributions to a Borrower or any other Credit Party, in each case except pursuant to this Agreement or any of the other Loan Documents as in effect on the Closing Date. (b) No Credit Party shall, and no Credit Party shall permit any of its Subsidiaries to, directly or indirectly, enter into, assume or become subject to any Contractual Obligation prohibiting or otherwise restricting the existence of any Lien upon any of its assets in favor of Agent, whether now owned or hereafter acquired except the following: (i) pursuant to this Agreement or any of the other Loan Documents in effect on the Closing Date; (ii) covenants and agreements made in connection with any agreement relating to secured Indebtedness permitted by this Agreement but only if such covenant or agreement applies solely to the specific asset or assets securing such Indebtedness; (iii) customary provisions in leases, subleases, licenses or sublicenses and other contracts restricting the right of assignment thereof so long as such restrictions relate solely to the property interest, rights or assets subject thereto; (iv) restrictions imposed by law; (v) customary restrictions and conditions contained in agreements relating to any sale of assets or Stock pending such sale, provided that such restrictions and conditions apply only to the Person or property that is to be sold and such sale is not prohibited by the terms of any Loan Document; (vi) contractual obligations binding on a Subsidiary at the time such Subsidiary first becomes a Subsidiary, so long as such contractual obligations were not entered into solely in contemplation of such Person becoming a Subsidiary; (vii) restrictions on any Foreign Subsidiary pursuant to the terms of any Indebtedness of such Foreign Subsidiary permitted to be incurred hereunder; (viii) any agreement or instrument relating to Indebtedness of the Specified Foreign Subsidiary incurred pursuant to Section 6.4 or 6.5(q) to the extent not prohibited by the terms of any Loan Document and to the extent such encumbrance or restriction only applies to the Specified Foreign Subsidiary; and (ix) restrictions on cash or other deposits imposed by customers under contracts entered into in the ordinary course of business.

100 6.15. OFAC; USA Patriot Act; Anti-Corruption Laws. No Credit Party shall, and no Credit Party shall permit any of its Subsidiaries to fail to comply with the laws, regulations and Executive Orders referred to in Section 4.22. No Credit Party or Subsidiary, nor to the knowledge of the Credit Party, any director, officer, agent, employee, or other person acting on behalf of the Credit Party or any Subsidiary (in each case, in their capacity as such), will knowingly request or knowingly use the proceeds of any Loan or Letter of Credit, directly or knowingly indirectly, (A) for any payments to any Person, including any government official or employee, political party, official of a political party, candidate for political office, or anyone else acting in an official capacity, in order to obtain, retain or direct business or obtain any improper advantage, or otherwise take any action, directly or indirectly, that, in each case, would result in a violation of any Anti-Corruption Laws, (B) for the purpose of funding, financing or facilitating any activities, business or transaction of or with any Person on the SDN List or a government of a Sanctioned Country, to the extent such activities, business or transaction would be prohibited by Sanctions if conducted by a corporation incorporated in the United States, or (C) in any manner that would result in the violation of any Sanctions applicable to any party hereto. Furthermore, the Credit Parties will not, directly or indirectly, knowingly use the proceeds of the transaction, or lend, contribute or otherwise make available such proceeds to any Subsidiary, Affiliate, joint venture partner or other Person, to fund any activities of or business with any Person, or in any country or territory, that, at the time of such funding, is the subject of Sanctions, or in any other manner that, in each case, will result in the violation of any Sanctions applicable to any party hereto. 6.16. Sale-Leasebacks. No Credit Party shall, and no Credit Party shall permit any of its Subsidiaries to, engage in a sale leaseback, synthetic lease or similar transaction involving any of its assets. 6.17. Hazardous Materials. No Credit Party shall, and no Credit Party shall permit any of its Subsidiaries to, cause or permit any Release of any Hazardous Material at, to or from any Real Estate that would reasonably be expected to form the basis of Environmental Liabilities or violate Environmental Laws, other than such Environmental Liabilities or violations of Environmental Laws that would not, in the aggregate, reasonably be expected to result in Material Environmental Liabilities. 6.18. Cloud Storage System. No Credit Party shall, and no Credit Party shall permit any of its Subsidiaries to, voluntarily terminate any agreement between any Credit Party, on the one hand, and any cloud storage or other data processing provider with respect to non-duplicative books and records pertaining to Accounts and other receivables of Credit Parties, on the other hand, without an agreement with a replacement cloud storage or other data processing provider. ARTICLE VII FINANCIAL COVENANTS Each Credit Party covenants and agrees that until the Facility Termination Date: 7.1. Minimum Consolidated EBITDA. At all times on or before April 30, 2025, the Credit Parties shall not suffer or permit Consolidated EBITDA for the Fiscal Quarter ending on any date set forth below to be less than the minimum amount set forth in the table below opposite such date: Date Minimum Consolidated EBITDA January 31, 2024 ($7,900,000.00) April 30, 2024 ($6,200,000.00) July 31, 2024 $300,000.00 October 31, 2024 $7,500,000.00 January 31, 2025 $11,400,000.00

101 April 30, 2025 $8,400,000.00 7.2. Consolidated Fixed Charge Coverage Ratio. The Credit Parties shall not suffer or permit the Consolidated Fixed Charge Coverage Ratio for the twelve fiscal month period ending on any date set forth below to be less than the minimum ratio set forth in the table below opposite such date: Date Minimum Consolidated Fixed Charge Coverage Ratio July 31, 2025, and the last day of each fiscal month thereafter 1.1 to 1.0 7.3. Minimum Liquidity. The Credit Parties shall maintain Liquidity in the aggregate of at least $35,000,000 at all times. 7.4. Equity Cure. (a) In the event the Credit Parties fail to comply with the financial covenant set forth in Section 7.1 as of the last day of any Fiscal Quarter, any cash equity contribution to the Borrowers (funded with proceeds of common equity issued by Phreesia or other equity issued by Borrowers not constituting Disqualified Stock) after the last day of such Fiscal Quarter and on or prior to the day that is ten (10) Business Days after the day on which financial statements are required to be delivered for that Fiscal Quarter (each such date, a “Cure Deadline”) will, at the irrevocable election of the Borrower Representative, be included in the calculation of Consolidated EBITDA solely for the purposes of determining compliance with Section 7.1 at the end of such Fiscal Quarter (each, a “Cure Quarter”) and any subsequent period that includes such Cure Quarter (any such equity contribution so included in the calculation of Consolidated EBITDA, a “Cure Contribution”); provided that: (i) notice of the Borrowers’ intent to accept a Cure Contribution shall be delivered by the Borrower Representative no later than the day on which financial statements are required to be delivered for the applicable Fiscal Quarter; (ii) in each consecutive four (4) Fiscal Quarter period there will be at least two (2) Fiscal Quarters in which no Cure Contribution is made; (iii) the amount of any Cure Contribution will be no greater than the amount required to cause the Credit Parties to be in compliance with such financial covenant (the “Cure Amount”); (iv) all Cure Contributions will be disregarded for purposes of the calculation of Consolidated EBITDA for all other purposes, including, as applicable, calculating basket levels, pricing, determining compliance with incurrence based or pro forma calculations or conditions and any other items governed by reference to Consolidated EBITDA; and (v) there shall be no more than five (5) Cure Contributions made in the aggregate after the Closing Date. (b) Upon Agent’s receipt of notice from the Borrower Representative of its intent to make a Cure Contribution pursuant to this Section 7.4 no later than the day on which financial statements are required to be delivered for the applicable Fiscal Quarter, then, until the Cure

102 Deadline has passed, neither Agent nor any Lender shall exercise the right to accelerate the Loans or terminate the Commitments and neither Agent nor any Lender shall exercise any right to foreclose on or take possession of the Collateral solely on the basis of an Event of Default having occurred and being continuing under Section 7.1 in respect of the period ending on the last day of such Fiscal Quarter; provided that in no event shall the Lenders have any obligation to fund any Loan or issue any Letter of Credit until such Cure Contribution is made. If, after giving effect to the adjustments in this Section 7.4, Borrowers shall then be in compliance with the requirements of Section 7.1, Borrowers shall be deemed to have satisfied the requirements of Section 7.1 as of the relevant date of determination with the same effect as though there had been no failure to comply therewith at such date, and the applicable breach or default of Section 7.1 that had occurred shall be deemed cured for the purposes of this Agreement. ARTICLE VIII EVENTS OF DEFAULT 8.1. Event of Default. Any of the following shall constitute an “Event of Default”: (a) Non-Payment. Any Credit Party fails (i) to pay when and as required to be paid herein, any amount of principal of any Loan, including after maturity of the Loans, or to pay any L/C Reimbursement Obligation or (ii) to pay within three (3) Business Days after the same shall become due, interest on any Loan, any fee or any other amount payable hereunder or pursuant to any other Loan Document; or (b) Representation or Warranty. (i) Any representation, warranty or certification by or on behalf of any Credit Party or any of its Subsidiaries made or deemed made herein, in any other Loan Document, or which is contained in any certificate, document or financial statement by any such Person, or their respective Responsible Officers, furnished at any time under this Agreement, or in or under any other Loan Document, shall prove to have been incorrect in any material respect (without duplication of other materiality qualifiers contained therein) on or as of the date made or deemed made or (ii) any information contained in any Consolidated Borrowing Base Certificate is untrue or incorrect in any respect (other than (A) inadvertent, immaterial errors not exceeding $10,000 in the aggregate in any Consolidated Borrowing Base Certificate, (B) errors understating the Consolidated Borrowing Base or (C) errors occurring when Availability continues to exceed $2,500,000 after giving effect to the correction of such errors); or (c) Specific Defaults. Any Credit Party fails to perform or observe any term, covenant or agreement contained in any of Section 5.1, 5.2(a), 5.2(b), 5.2(d), 5.2(e), 5.3(a), 5.6, 5.10, 5.11, 5.16 or Article VI (excluding Section 6.7 and Section 6.17) or Article VII hereof; or (d) Other Defaults. Any Credit Party or Subsidiary of any Credit Party fails to perform or observe any other term, covenant or agreement contained in this Agreement or any other Loan Document, and such default shall continue unremedied for a period of thirty (30) days after the earlier to occur of (i) the date upon which a Responsible Officer of any Credit Party becomes aware of such default and (ii) the date upon which written notice thereof is given to the Borrower Representative by Agent or Required Lenders; or (e) Cross-Default. Any Credit Party or any Subsidiary of any Credit Party (i) fails to make any payment in respect of any Material Indebtedness when due (whether by scheduled maturity, required prepayment, acceleration, demand, or otherwise) and such failure continues after the applicable grace or notice period, if any, specified in the document relating thereto on the date

103 of such failure; or (ii) fails to perform or observe any other condition or covenant, or any other event shall occur or condition exist, under any agreement or instrument relating to any such Material Indebtedness, if the effect of such failure, event or condition is to cause, or to permit the holder or holders of such Material Indebtedness or beneficiary or beneficiaries of such Material Indebtedness (or a trustee or agent on behalf of such holder or holders or beneficiary or beneficiaries) to cause such Indebtedness to be declared to be due and payable (or otherwise required immediately to be prepaid, redeemed, purchased or defeased) prior to its stated maturity (without regard to any subordination terms with respect thereto) or cash collateral in respect thereof to be demanded, in each case other than (A) the conversion of Permitted Convertible Indebtedness in accordance with its terms, and (B) the repayment or redemption of Permitted Convertible Indebtedness permitted to be repaid or redeemed by, and in accordance with, this Agreement; provided that clauses (i) and (ii) of this Section 8.1(e) shall not apply to secured Indebtedness that becomes due as a result of the voluntary sale or transfer of the property or assets securing such Material Indebtedness so long as such Material Indebtedness is repaid in full substantially contemporaneously (and, in any event, on the same Business Day) with such sale or transfer; or (f) Insolvency; Voluntary Proceedings. A Borrower, individually, ceases or fails, or the Credit Parties and their Subsidiaries on a consolidated basis, cease or fail, to be Solvent, or any Credit Party or any Subsidiary of any Credit Party: (i) generally fails to pay, or admits in writing its inability to pay, its debts as they become due, subject to applicable grace periods, if any, whether at stated maturity or otherwise; (ii) except as expressly permitted under Section 6.3, voluntarily ceases to conduct its business in the ordinary course; (iii) commences any Insolvency Proceeding with respect to itself; or (iv) takes any action to effectuate or authorize any of the foregoing; or (g) Involuntary Proceedings. (i) Any involuntary Insolvency Proceeding is commenced or filed against any Credit Party or any Subsidiary of any Credit Party, or any writ, judgment, warrant of attachment, execution or similar process, is issued or levied against a substantial part of any such Person’s Properties, and any such proceeding or petition shall not be dismissed, or such writ, judgment, warrant of attachment, execution or similar process shall not be released, stayed, vacated or fully bonded within sixty (60) days after commencement, filing or levy; (ii) any Credit Party or any Subsidiary of any Credit Party admits the material allegations of a petition against it in any Insolvency Proceeding, or an order for relief (or similar order under non- U.S. law) is ordered in any Insolvency Proceeding; or (iii) any Credit Party or any Subsidiary of any Credit Party acquiesces in the appointment of a receiver, trustee, custodian, conservator, liquidator, mortgagee in possession (or agent therefor), or other similar Person for itself or a substantial portion of its Property or business; or (h) Monetary Judgments. One or more final judgments, non-interlocutory orders, decrees or arbitration awards shall be entered against any one or more of the Credit Parties or any of their respective Subsidiaries involving in the aggregate a liability of $5,000,000 or more (excluding amounts covered by insurance to the extent the relevant independent third-party insurer has not denied coverage therefor), and the same shall remain unsatisfied, unvacated and unstayed pending appeal for a period of thirty (30) days after the entry thereof; or (i) Non-Monetary Judgments. One or more non-monetary judgments, orders or decrees shall be rendered against any one or more of the Credit Parties or any of their respective Subsidiaries which, after giving effect to any business interruption insurance coverage of Credit Parties, has or would reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect, and there shall be any period of thirty (30) consecutive days during which a stay of enforcement of such judgment or order, by reason of a pending appeal or otherwise, shall not be in effect; or

104 (j) Collateral. Any material provision of any Loan Document shall for any reason cease to be valid and binding on or enforceable against any Credit Party or any Subsidiary of any Credit Party party thereto or any Credit Party or any Subsidiary of any Credit Party shall so state in writing or bring an action to limit its obligations or liabilities thereunder; or any Collateral Document shall for any reason (other than pursuant to the terms thereof) cease to create a valid security interest in the Collateral (to the extent that such perfection or priority is required hereby) purported to be covered thereby or such security interest shall for any reason (other than the failure of Agent to take any action within its control) cease to be a perfected and first priority security interest subject only to Permitted Liens; or (k) Ownership. A Change of Control shall occur; or (l) ERISA. One or more ERISA Events shall have occurred which, individually or in the aggregate, would reasonably be expected to result in a Material Adverse Effect; or (m) Invalidity of Subordination Provisions. Any subordination provisions of any intercreditor or subordination agreement or instrument governing the subordination of any Indebtedness thereunder shall for any reason be revoked or invalidated, or otherwise cease to be in full force and effect, or any Person shall contest in any manner the validity or enforceability thereof or deny that it has any further liability or obligation thereunder, or the Obligations or the Liens securing the Obligations, for any reason shall not have the priority contemplated by this Agreement or such subordination provisions; or (n) Material Agreement. Any default or breach by any Credit Party or any Subsidiary of any Credit Party occurs and is continuing under any Material Contract the effect of which is to cause or give rise to a right to the early termination of such Material Contract or any Material Contract shall be terminated for any reason other than expiration in accordance with its terms. 8.2. Remedies. Upon the occurrence and during the continuance of any Event of Default, Agent may, and shall at the request of the Required Lenders: (a) declare all or any portion of any one or more of the Commitments of each Lender to make Loans or of the L/C Issuer to Issue Letters of Credit to be suspended or terminated, whereupon all or such portion of such Commitments shall forthwith be suspended or terminated; (b) declare all or any portion of the unpaid principal amount of all outstanding Loans, all interest accrued and unpaid thereon, and all other amounts owing or payable hereunder or under any other Loan Document to be immediately due and payable; without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived by each Credit Party; and/or (c) exercise on behalf of itself and the Lenders all rights and remedies available to it and the Lenders under the Loan Documents or applicable law; provided that upon the occurrence of any event specified in Section 8.1(f) or 8.1(g) above (in the case of clause (i) of Section 8.1(g) upon the expiration of the sixty (60) day period mentioned therein), the obligation of each Lender to make Loans and the obligation of the L/C Issuer to Issue Letters of Credit shall automatically terminate and the unpaid principal amount of all outstanding Loans and all interest and other amounts as aforesaid shall automatically become due and payable without further act of Agent, any Lender or the L/C Issuer.

105 8.3. Rights Not Exclusive. The rights provided for in this Agreement and the other Loan Documents are cumulative and are not exclusive of any other rights, powers, privileges or remedies provided by law or in equity, or under any other instrument, document or agreement now existing or hereafter arising. 8.4. Cash Collateral for Letters of Credit. If an Event of Default has occurred and is continuing, this Agreement (or the Revolving Loan Commitment) shall be terminated for any reason or if otherwise required by the terms hereof, Agent may, and upon request of Required Lenders, shall, demand (which demand shall be deemed to have been delivered automatically upon any acceleration of the Loans and other obligations hereunder pursuant to Section 8.2), and the Borrowers shall thereupon deliver to Agent, to be held for the benefit of the L/C Issuer, Agent and the Lenders entitled thereto, an amount of cash equal to 105% of the amount of Letter of Credit Obligations as additional collateral security for Obligations in respect of any outstanding Letter of Credit. Agent may at any time apply any or all of such cash and cash collateral to the payment of any or all of the Credit Parties’ Obligations in respect of any Letters of Credit. Pending such application, Agent may (but shall not be obligated to) invest the same in an interest bearing account in Agent’s name, for the benefit of the L/C Issuer, Agent and the Lenders entitled thereto, under which deposits are available for immediate withdrawal, at such bank or financial institution as the L/C Issuer and Agent may, in their discretion, select. ARTICLE IX AGENT 9.1. Appointment and Duties. (a) Appointment of Agent. Each Secured Party hereby appoints Capital One (together with any successor Agent pursuant to Section 9.9) as Agent hereunder and authorizes Agent to (i) execute and deliver the Loan Documents and accept delivery thereof on its behalf from any Credit Party, (ii) take such other actions on its behalf and to exercise all rights, powers and remedies and perform the duties as are expressly delegated to Agent under such Loan Documents and (iii) exercise such powers as are reasonably incidental thereto. Each Secured Party further consents to and authorizes Agent’s execution and delivery of any intercreditor or subordination agreements from time to time as contemplated by the terms hereof on behalf of such Secured Party and agrees to be bound by the terms and provisions thereof, including any purchase option contained therein. (b) Duties as Collateral and Disbursing Agent. Without limiting the generality of Section 9.1(a) above, Agent shall have the sole and exclusive right and authority (to the exclusion of the Secured Parties), and is hereby authorized, to (i) act as the disbursing and collecting agent for the Lenders and the L/C Issuers with respect to all payments and collections arising in connection with the Loan Documents (including in any proceeding described in Sections 8.1(f) or 8.1(g) or any other bankruptcy, insolvency or similar proceeding), and each Person making any payment in connection with any Loan Document to any Secured Party is hereby authorized to make such payment to Agent, (ii) file and prove claims and file other documents necessary or desirable to allow the claims of the Secured Parties with respect to any Obligation in any proceeding described in Section 8.1(f) or 8.1(g) or any other bankruptcy, insolvency or similar proceeding (but not to vote, consent or otherwise act on behalf of such Person), (iii) act as collateral agent for each Secured Party for purposes of the perfection of all Liens created by such agreements and all other purposes stated therein, (iv) manage, supervise and otherwise deal with the Collateral, (v) take such other action as is necessary or desirable to maintain the perfection and priority of the Liens created or purported to be created by the Loan Documents, (vi) except as may be otherwise specified in any Loan Document, exercise all remedies given to Agent and the other Secured Parties with respect to the Credit Parties

106 and/or the Collateral, whether under the Loan Documents, applicable Requirements of Law or otherwise and (vii) execute any amendment, consent or waiver under the Loan Documents on behalf of any Lender that has consented in writing to such amendment, consent or waiver; provided that Agent hereby appoints, authorizes and directs each Secured Party to act as collateral sub-agent for Agent, the Secured Parties for purposes of the perfection of all Liens with respect to the Collateral, including any deposit account maintained by a Credit Party with, and cash and Cash Equivalents held by, such Secured Party, and may further authorize and direct the Secured Parties to take further actions as collateral sub-agents for purposes of enforcing such Liens or otherwise to transfer the Collateral subject thereto to Agent, and each Secured Party hereby agrees to take such further actions to the extent, and only to the extent, so authorized and directed. (c) Limited Duties. Under the Loan Documents, Agent (i) is acting solely on behalf of the Secured Parties (except to the limited extent provided in Section 2.4(b) with respect to the Register), with duties that are entirely administrative in nature, notwithstanding the use of the defined term “Agent”, the terms “agent”, “Agent” and “collateral agent” and similar terms in any Loan Document to refer to Agent, which terms are used for title purposes only, (ii) is not assuming and shall not have any actual or implied obligations, functions, responsibilities, duties, under any Loan Document other than as expressly set forth therein or any role as agent, fiduciary or trustee of or for any Secured Party or any other Person, and each Secured Party, by accepting the benefits of the Loan Documents, hereby waives and agrees not to assert any claim against Agent based on the roles, duties and legal relationships expressly disclaimed in clauses (i) and (ii) above. 9.2. Binding Effect. Each Secured Party, by accepting the benefits of the Loan Documents, agrees that (i) any action taken (or omitted to be taken) by Agent or the Required Lenders (or, if expressly required hereby, a greater proportion of the Lenders) in accordance with the provisions of the Loan Documents, (ii) any action taken (or omitted to be taken) by Agent in reliance upon the instructions of Required Lenders (or, where so required, such greater proportion) and (iii) the exercise by Agent or the Required Lenders (or, where so required, such greater proportion) of the powers set forth herein or therein, together with such other powers as are reasonably incidental thereto, shall be authorized and binding upon all of the Secured Parties. 9.3. Use of Discretion. (a) No Action without Instructions. Agent shall not be required to exercise any discretion or take, or to omit to take, any action, including with respect to enforcement or collection, except any action it is required to take or omit to take (i) under any Loan Document or (ii) pursuant to instructions from the Required Lenders (or, where expressly required by the terms of this Agreement, a greater proportion of the Lenders). (b) Right Not to Follow Certain Instructions. Notwithstanding Section 9.3(a) above, Agent shall not be required to take, or to omit to take, any action (i) unless, upon demand, Agent receives an indemnification satisfactory to it from the Lenders (or, to the extent applicable and acceptable to Agent, any other Person) against all Liabilities that, by reason of such action or omission, may be imposed on, incurred by or asserted against Agent or any Related Person thereof or (ii) that is, in the opinion of Agent or its counsel, contrary to any Loan Document or applicable Requirement of Law. (c) Exclusive Right to Enforce Rights and Remedies. Notwithstanding anything to the contrary contained herein or in any other Loan Document, the authority to enforce rights and remedies hereunder and under the other Loan Documents against the Credit Parties or any of them shall be vested exclusively in, and all actions and proceedings at law in connection with such

107 enforcement shall be instituted and maintained exclusively by, Agent in accordance with the Loan Documents for the benefit of all the Secured Parties; provided that the foregoing shall not prohibit (i) Agent from exercising on its own behalf the rights and remedies that inure to its benefit (solely in its capacity as Agent) hereunder and under the other Loan Documents, (ii) each of the L/C Issuer and the Swing Lender from exercising the rights and remedies that inure to its benefit (solely in its capacity as L/C Issuer or Swing Lender, as the case may be) hereunder and under the other Loan Documents, (iii) any Lender from exercising setoff rights in accordance with Section 10.11 and this Section 9.3 or (iv) any Secured Party from filing proofs of claim (and thereafter appearing and filing pleadings on its own behalf during the pendency of a proceeding relative to any Credit Party under any bankruptcy or other debtor relief law), but in the case of this clause (iv) if, and solely if, Agent has not filed such proof of claim or other instrument of similar character in respect of the Obligations under the Loan Documents within five (5) days before the expiration of the time to file the same. 9.4. Delegation of Rights and Duties. Agent may, upon any term or condition it specifies, delegate or exercise any of its rights, powers and remedies under, and delegate or perform any of its duties or any other action with respect to, any Loan Document by or through any trustee, co-agent, employee, attorney-in-fact and any other Person (including any Secured Party). Any such Person shall benefit from this Article IX to the extent provided by Agent. 9.5. Reliance and Liability. Agent may, without incurring any liability hereunder, (i) treat the payee of any Note as its holder until such Note has been assigned in accordance with Section 10.9, (ii) rely on the Register to the extent set forth in Section 2.4, (iii) consult with any of its Related Persons and, whether or not selected by it, any other advisors, accountants and other experts (including advisors to, and accountants and experts engaged by, any Credit Party) and (iv) rely and act upon any document and information (including those transmitted by Electronic Transmission) and any telephone message or conversation, in each case believed by it to be genuine and transmitted, signed or otherwise authenticated by the appropriate parties. (a) None of Agent and its Related Persons shall be liable for any action taken or omitted to be taken by any of them under or in connection with any Loan Document, and each Secured Party, each Borrower and each other Credit Party hereby waive and shall not assert (and each Borrower shall cause each other Credit Party to waive and agree not to assert) any right, claim or cause of action based thereon, except to the extent of liabilities resulting primarily from the bad faith, gross negligence or willful misconduct of Agent or, as the case may be, such Related Person (each as determined in a final, non-appealable judgment by a court of competent jurisdiction) in connection with the duties expressly set forth herein. Without limiting the foregoing, Agent and its Related Persons: (i) shall not be responsible or otherwise incur liability for any action or omission taken in reliance upon the instructions of the Required Lenders or for the actions or omissions of any of its Related Persons selected with reasonable care (other than employees, officers and directors of Agent, when acting on behalf of Agent); (ii) shall not be responsible to any Secured Party or other Person for the due execution, legality, validity, enforceability, effectiveness, genuineness, sufficiency or value of, or the attachment, perfection or priority of any Lien created or purported to be created under or in connection with, any Loan Document; (iii) makes no warranty or representation, and shall not be responsible, to any Secured Party or other Person for any statement, document, information, representation or warranty made or furnished by or on behalf of any Credit Party or any Related Person of

108 any Credit Party in connection with any Loan Document or any transaction contemplated therein or any other document or information with respect to any Credit Party, whether or not transmitted or (except for documents expressly required under any Loan Document to be transmitted to the Lenders) omitted to be transmitted by Agent, including as to completeness, accuracy, scope or adequacy thereof, or for the scope, nature or results of any due diligence performed by Agent in connection with the Loan Documents; (iv) shall not have any duty to ascertain or to inquire as to the performance or observance of any provision of any Loan Document, whether any condition set forth in any Loan Document is satisfied or waived, as to the financial condition of any Credit Party or as to the existence or continuation or possible occurrence or continuation of any Default or Event of Default and shall not be deemed to have notice or knowledge of such occurrence or continuation unless it has received a notice from the Borrower Representative or any Secured Party describing such Default or Event of Default clearly labeled “notice of default” (in which case Agent shall promptly give notice of such receipt to all Lenders); (v) shall not be responsible or have any liability for, or have any duty to ascertain, inquire into, monitor or enforce, compliance with the provisions hereof relating to Disqualified Institutions. Without limiting the generality of the foregoing, Agent shall not (x) be obligated to ascertain, monitor or inquire as to whether any Lender or participant or prospective Lender or participant is a Disqualified Institution or (y) have any liability with respect to or arising out of any assignment or participation of Loans, or disclosure of confidential information, to any Disqualified Institution; (vi) shall not be responsible to any Secured Party, any Borrower, any Credit Party or any other Person, or have any liability for, any incorrect or inaccurate determination of Term SOFR or the Base Rate for any purpose under any Loan Document; and (vii) do not warrant or accept responsibility for, and shall not have any liability with respect to (A) the continuation of, administration of, submission of, calculation of or any other matter related to Base Rate, the Term SOFR Reference Rate or Term SOFR, or any component definition thereof or rates referred to in the definition thereof, or any alternative, successor or replacement rate thereto (including any Benchmark Replacement), including whether the composition or characteristics of any such alternative, successor or replacement rate (including any Benchmark Replacement) will be similar to, or produce the same value or economic equivalence of, or have the same volume or liquidity as, Base Rate, the Term SOFR Reference Rate, Term SOFR or any other Benchmark prior to its discontinuance or unavailability, or (B) the effect, implementation or composition of any Benchmark Replacement Conforming Changes. Agent and its affiliates or other related entities may engage in transactions that affect the calculation of Base Rate, the Term SOFR Reference Rate, Term SOFR, any alternative, successor or replacement rate (including any Benchmark Replacement) or any relevant adjustments thereto, in each case, in a manner adverse to the Borrowers. Agent may select information sources or services in its Permitted Discretion to ascertain Base Rate, the Term SOFR Reference Rate, Term SOFR or any other Benchmark, in each case pursuant to the terms of this Agreement, and shall have no liability to the Borrowers, any Lender or any other person or entity for damages of any kind, including direct or indirect, special, punitive, incidental or consequential damages, costs, losses or expenses (whether in tort, contract or otherwise and whether at law or in equity), for any error or calculation of any such rate (or component thereof) provided by any such information source or service selected in the absence of bad faith, gross

109 negligence or willful misconduct of Agent or any of its Related Persons (each as determined in a final, non-appealable judgment by a court of competent jurisdiction). and, for each of the items set forth in Sections 9.5(a)(i) through 9.5(a)(vii) above, each Secured Party and each Borrower hereby waives and agrees not to assert (and each Borrower shall cause each other Credit Party to waive and agree not to assert) any right, claim or cause of action it might have against Agent based thereon. (b) Each Lender and L/C Issuer (i) acknowledges that it has performed and will continue to perform its own diligence and has made and will continue to make its own independent investigation of the operations, financial conditions and affairs of the Credit Parties and (ii) agrees that is shall not rely on any audit or other report provided by Agent or its Related Persons (an “Agent Report”). Each Lender and L/C Issuer further acknowledges that any Agent Report (i) is provided to the Lenders and L/C Issuers solely as a courtesy, without consideration, and based upon the understanding that such Lender or L/C Issuer will not rely on such Agent Report, (ii) was prepared by Agent or its Related Persons based upon information provided by the Credit Parties solely for Agent’s own internal use, (iii) may not be complete and may not reflect all information and findings obtained by Agent or its Related Persons regarding the operations and condition of the Credit Parties. Neither Agent nor any of its Related Persons makes any representations or warranties of any kind with respect to (i) any existing or proposed financing, (ii) the accuracy or completeness of the information contained in any Agent Report or in any related documentation, (iii) the scope or adequacy of Agent’s and its Related Persons’ due diligence, or the presence or absence of any errors or omissions contained in any Agent Report or in any related documentation, and (iv) any work performed by Agent or Agent’s Related Persons in connection with or using any Agent Report or any related documentation. (c) Neither Agent nor any of its Related Persons shall have any duties or obligations in connection with or as a result of any Lender or L/C Issuer receiving a copy of any Agent Report. Without limiting the generality of the forgoing, neither Agent nor any of its Related Persons shall have any responsibility for the accuracy or completeness of any Agent Report, or the appropriateness of any Agent Report for any Lender’s or L/C Issuer’s purposes, and shall have no duty or responsibility to correct or update any Agent Report or disclose to any Lender or L/C Issuer any other information not embodied in any Agent Report, including any supplemental information obtained after the date of any Agent Report. Each Lender and L/C Issuer releases, and agrees that it will not assert, any claim against Agent or its Related Persons that in any way relates to any Agent Report or arises out of any Lender or L/C Issuer having access to any Agent Report or any discussion of its contents, and agrees to indemnify and hold harmless Agent and its Related Persons from all claims, liabilities and expenses relating to a breach by any Lender or L/C Issuer arising out of such Lender’s or L/C Issuer’s access to any Agent Report or any discussion of its contents. 9.6. Agent Individually. Agent and its Affiliates may make loans and other extensions of credit to, acquire Stock of, engage in any kind of business with, any Credit Party or Affiliate thereof as though it were not acting as Agent and may receive separate fees and other payments therefor. To the extent Agent or any of its Affiliates makes any Loan or otherwise becomes a Lender hereunder, it shall have and may exercise the same rights and powers hereunder and shall be subject to the same obligations and liabilities as any other Lender and the terms “Lender”, “Revolving Lender”, “Required Lenders” and any similar terms shall, except where otherwise expressly provided in any Loan Document, include Agent or such Affiliate, as the case may be, in its individual capacity as Lender, Revolving Lender or one of the Required Lenders, respectively.

110 9.7. Lender Credit Decision. Each Secured Party acknowledges that it shall, independently and without reliance upon Agent, any other Secured Party or any of their Related Persons or upon any document (including any offering and disclosure materials in connection with the syndication of the Loans) solely or in part because such document was transmitted by Agent or any of its Related Persons, conduct its own independent investigation of the financial condition and affairs of each Credit Party and make and continue to make its own credit decisions in connection with entering into, and taking or not taking any action under, any Loan Document or with respect to any transaction contemplated in any Loan Document, in each case based on such documents and information as it shall deem appropriate. Except for documents expressly required by any Loan Document to be transmitted by Agent to the Lenders or L/C Issuers, Agent shall not have any duty or responsibility to provide any Secured Party with any credit or other information concerning the business, prospects, operations, Property, financial and other condition or creditworthiness of any Credit Party or any Affiliate of any Credit Party that may come in to the possession of Agent or any of its Related Persons. 9.8. Expenses; Indemnities; Withholding. (a) Each Lender agrees to reimburse Agent and each of its Related Persons (to the extent not reimbursed by any Credit Party) promptly upon demand, severally and ratably, for any costs and expenses (including fees, charges and disbursements of financial, legal and other advisors and Other Taxes paid in the name of, or on behalf of, any Credit Party) that may be incurred by Agent or any of its Related Persons in connection with the preparation, syndication, execution, delivery, administration, modification, consent, waiver or enforcement of, or the taking of any other action (whether through negotiations, through any work-out, bankruptcy, restructuring or other legal or other proceeding (including preparation for and/or response to any subpoena or request for document production relating thereto) or otherwise) in respect of, or legal advice with respect to, its rights or responsibilities under, any Loan Document. (b) Each Lender further agrees to indemnify Agent, each L/C Issuer and each of their respective Related Persons (to the extent not reimbursed by any Credit Party), severally and ratably, from and against Liabilities (including, to the extent not indemnified pursuant to Section 9.8(c), Taxes, interests and penalties imposed for not properly withholding or backup withholding on payments made to or for the account of any Lender) that may be imposed on, incurred by or asserted against Agent, any L/C Issuer or any of their respective Related Persons in any matter relating to or arising out of, in connection with or as a result of any Loan Document, any related document, any Letter of Credit or any other act, event or transaction related, contemplated in or attendant to any such document, or, in each case, any action taken or omitted to be taken by Agent, any L/C Issuer or any of their respective Related Persons under or with respect to any of the foregoing; provided, that with respect to any indemnification owed to any L/C Issuer or any of its Related Persons in connection with any Letter of Credit, only Revolving Lenders shall be required to indemnify, such indemnification to be made severally and ratably based on such Revolving Lender’s Commitment Percentage of the Aggregate Revolving Loan Commitment (determined as of the time the applicable indemnification is sought by such L/C Issuer or Related Person from the Revolving Lenders); provided, further, that no Lender shall be liable to Agent or any of its Related Persons to the extent such liability has resulted primarily from the bad faith, gross negligence or willful misconduct of Agent or, as the case may be, such Related Person, as determined by a court of competent jurisdiction in a final non-appealable judgment or order. (c) To the extent required by any Requirement of Law, Agent may withhold from any payment to any Lender under a Loan Document an amount equal to any applicable withholding Tax (including withholding Taxes imposed under Chapters 3 and 4 of Subtitle A of the Code). If the IRS or any other Governmental Authority asserts a claim that Agent did not properly withhold Tax

111 from amounts paid to or for the account of any Lender (because the appropriate certification form was not delivered, was not properly executed, or fails to establish an exemption from, or reduction of, withholding Tax with respect to a particular type of payment, or because such Lender failed to notify Agent or any other Person of a change in circumstances which rendered the exemption from, or reduction of, withholding Tax ineffective, failed to maintain a Participant Register or for any other reason), or Agent reasonably determines that it was required to withhold Taxes from a prior payment but failed to do so, such Lender shall promptly indemnify Agent fully for all amounts paid, directly or indirectly, by Agent as Tax or otherwise, including penalties and interest, and together with all expenses incurred by Agent, including legal expenses, allocated internal costs and out-of- pocket expenses. Agent may offset against any payment to any Lender under a Loan Document, any applicable withholding Tax that was required to be withheld from any prior payment to such Lender but which was not so withheld, as well as any other amounts for which Agent is entitled to indemnification from such Lender under this Section 9.8(c). 9.9. Resignation of Agent or L/C Issuer. (a) Agent may resign at any time by delivering notice of such resignation to the Lenders and the Borrower Representative, effective on the date set forth in such notice (which shall be no earlier than ten (10) days after the date such notice is received by Borrower Representative) or, if no such date is set forth therein, upon the date such notice shall be effective in accordance with the terms of this Section 9.9. If Agent delivers any such notice, the Required Lenders shall have the right to appoint a successor Agent (that is not a Disqualified Institution). If, after 30 days after the date of the retiring Agent’s notice of resignation, no successor Agent has been appointed by the Required Lenders that has accepted such appointment, then the retiring Agent may, on behalf of the Lenders, appoint a successor Agent (that is not a Disqualified Institution) from among the Lenders. Each appointment under this Section 9.9(a) (other than an appointment by Agent) shall be subject to the prior consent of the Borrower Representative, which may not be unreasonably withheld but shall not be required during the continuance of an Event of Default. (b) Effective immediately upon its resignation, (i) the retiring Agent shall be discharged from its duties and obligations under the Loan Documents, (ii) the Lenders shall assume and perform all of the duties of Agent until a successor Agent shall have accepted a valid appointment hereunder, (iii) the retiring Agent and its Related Persons shall no longer have the benefit of any provision of any Loan Document other than with respect to any actions taken or omitted to be taken while such retiring Agent was, or because such Agent had been, validly acting as Agent under the Loan Documents and (iv) subject to its rights under Section 9.3, the retiring Agent shall take such action as may be reasonably necessary to assign to the successor Agent its rights as Agent under the Loan Documents. Effective immediately upon its acceptance of a valid appointment as Agent, a successor Agent shall succeed to, and become vested with, all the rights, powers, privileges and duties of the retiring Agent under the Loan Documents. Unless otherwise agreed by Borrowers, Borrowers shall have no obligation to pay any fee or other amount to any successor Agent that is greater than or in addition to the fees payable to Agent as of the Effective Date. (c) Any L/C Issuer may resign at any time by delivering notice of such resignation to Agent, effective on the date set forth in such notice or, if no such date is set forth therein, on the date such notice shall be effective. Upon such resignation, the L/C Issuer shall remain an L/C Issuer and shall retain its rights and obligations in its capacity as such (other than any obligation to Issue Letters of Credit but including the right to receive fees or to have Lenders participate in any L/C Reimbursement Obligation thereof) with respect to Letters of Credit Issued by such L/C Issuer on

112 or prior to the date of such resignation and shall otherwise be discharged from all other duties and obligations under the Loan Documents. 9.10. Release of Collateral or Guarantors. Each Secured Party hereby consents to the release and hereby directs Agent to release, and Agent hereby agrees to so release (or, in the case of clause (ii) of Section 9.1(b) below, release or subordinate) the following: (a) any Subsidiary of a Borrower from its guaranty of any Obligation if all of the Stock of such Subsidiary owned by any Credit Party are sold or transferred in a transaction permitted under the Loan Documents (including pursuant to a waiver or consent), to the extent that, after giving effect to such transaction, such Subsidiary would not be required to guaranty any Obligations pursuant to Section 5.13; and (b) any Lien held by Agent for the benefit of the Secured Parties against (i) any Collateral that is sold, transferred, conveyed or otherwise disposed of by a Credit Party in a transaction permitted by the Loan Documents (including pursuant to a valid waiver or consent), to the extent all Liens required to be granted in such Collateral pursuant to Section 5.13 after giving effect to such transaction have been granted, (ii) any Property subject to a Lien permitted hereunder in reliance upon Section 6.1(h) or 6.1(i) and (iii) all of the Collateral and all Credit Parties, upon (A) the occurrence of the Facility Termination Date and (B) to the extent requested by Agent, receipt by Agent and the Secured Parties of liability releases from the Credit Parties each in form and substance reasonably acceptable to Agent. Each Secured Party hereby directs Agent, and Agent hereby agrees, upon receipt of reasonable advance notice from the Borrower Representative, to execute and deliver or file such documents and to perform other actions reasonably necessary at the Borrowers’ expense to release the guaranties and Liens when and as directed in this Section 9.10. 9.11. Additional Secured Parties. The benefit of the provisions of the Loan Documents directly relating to the Collateral or any Lien granted thereunder shall extend to and be available to any Secured Party that is not a Lender or L/C Issuer party hereto as long as, by accepting such benefits, such Secured Party agrees, as among Agent and all other Secured Parties, that such Secured Party is bound by (and, if requested by Agent, shall confirm such agreement in a writing in form and substance acceptable to Agent) Section 2.10, this Article IX, Section 10.3, Section 10.9, Section 10.10, Section 10.11, Section 10.15, Section 10.16, Section 10.17, Section 10.20, Section 10.23 and Section 11.1 (and, solely with respect to L/C Issuers, Section 2.1(c)), all terms and provisions contained herein applicable to Secured Swap Providers or Secured Cash Management Banks, as applicable, and the decisions and actions of Agent and the Required Lenders (or, where expressly required by the terms of this Agreement, a greater proportion of the Lenders or other parties hereto as required herein) to the same extent a Lender is bound; provided that, notwithstanding the foregoing, (a) such Secured Party shall be bound by Section 9.8 only to the extent of Liabilities, costs and expenses with respect to or otherwise relating to the Collateral held for the benefit of such Secured Party, in which case the obligations of such Secured Party thereunder shall not be limited by any concept of pro rata share or similar concept, (b) each of Agent, the Lenders and the L/C Issuers party hereto shall be entitled to act at its Permitted Discretion, without regard to the interest of such Secured Party, regardless of whether any Obligation to such Secured Party thereafter remains outstanding, is deprived of the benefit of the Collateral, becomes unsecured or is otherwise affected or put in jeopardy thereby, and without any duty or liability to such Secured Party or any such Obligation and (c) except as otherwise set forth herein, such Secured Party shall not have any right to be notified of, consent to, direct, require or be heard with respect to, any action taken or omitted in respect of the Collateral or under any Loan Document.

113 9.12. Additional Titles. Notwithstanding any provision to the contrary contained elsewhere in this Agreement or in any other Loan Document, the Lead Arranger shall not have any duties or responsibilities, nor shall the Lead Arranger have or be deemed to have any fiduciary relationship with any Lender, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or any other Loan Document or otherwise exist against the Lead Arranger. 9.13. Credit Bid. (a) Each of the Lenders hereby irrevocably authorizes (and by entering into a Secured Rate Contract or Secured Cash Management Agreement, each Secured Swap Provider or Secured Cash Management Bank, as the case may be, hereby authorizes and shall be deemed to authorize) Agent, on behalf of all Secured Parties to take any of the following actions upon the instruction of the Required Lenders: (i) consent to the Disposition of all or any portion of the Collateral free and clear of the Liens securing the Obligations in connection with any Disposition pursuant to the applicable provisions of the Bankruptcy Code, including Section 363 thereof; (ii) credit bid all or any portion of the Obligations, or purchase all or any portion of the Collateral (in each case, either directly or through one or more acquisition vehicles), in connection with any Disposition of all or any portion of the Collateral pursuant to the applicable provisions of the Bankruptcy Code, including under Section 363 thereof; (iii) credit bid all or any portion of the Obligations, or purchase all or any portion of the Collateral (in each case, either directly or through one or more acquisition vehicles), in connection with any Disposition of all or any portion of the Collateral pursuant to the applicable provisions of the UCC, including pursuant to Sections 9-610 or 9-620 of the UCC; (iv) credit bid all or any portion of the Obligations, or purchase all or any portion of the Collateral (in each case, either directly or through one or more acquisition vehicles), in connection with any foreclosure or other Disposition conducted in accordance with applicable law following the occurrence of an Event of Default, including by power of sale, judicial action or otherwise; and/or (v) estimate the amount of any contingent or unliquidated Obligations of such Lender or other Secured Party; it being understood that no Lender shall be required to fund any amount (other than by means of offset) in connection with any purchase of all or any portion of the Collateral by Agent pursuant to the foregoing Sections 9.13(a)(ii), 9.13(a)(iii) or 9.13(a)(iv) without its prior written consent. (b) Each Secured Party agrees that Agent is under no obligation to credit bid any part of the Obligations or to purchase or retain or acquire any portion of the Collateral; provided that, in connection with any credit bid or purchase described under Sections 9.13(a)(ii), 9.13(a)(iii) or 9.13(a)(iv), the Obligations owed to all of the Secured Parties (other than with respect to contingent or unliquidated liabilities as set forth in the next succeeding paragraph) may be, and shall be, credit bid by Agent on a ratable basis.

114 (c) With respect to each contingent or unliquidated claim that is an Obligation, Agent is hereby authorized, but is not required, to estimate the amount thereof for purposes of any credit bid or purchase described in the second preceding paragraph so long as the estimation of the amount or liquidation of such claim would not unduly delay the ability of Agent to credit bid the Obligations or purchase the Collateral in the relevant Disposition. In the event that Agent, in its sole and absolute discretion, elects not to estimate any such contingent or unliquidated claim or any such claim cannot be estimated without unduly delaying the ability of Agent to consummate any credit bid or purchase in accordance with the second preceding paragraph, then any contingent or unliquidated claims not so estimated shall be disregarded, shall not be credit bid, and shall not be entitled to any interest in the portion or the entirety of the Collateral purchased by means of such credit bid. (d) Each Secured Party whose Obligations are credit bid under Sections 9.13(a)(ii), 9.13(a)(iii) or 9.13(a)(iv) shall be entitled to receive interests in the Collateral or any other asset acquired in connection with such credit bid (or in the Stock of the acquisition vehicle or vehicles that are used to consummate such acquisition) on a ratable basis in accordance with the percentage obtained by dividing (x) the amount of the Obligations of such Secured Party that were credit bid in such credit bid or other Disposition, by (y) the aggregate amount of all Obligations that were credit bid in such credit bid or other Disposition. 9.14. Certain ERISA Matters. (a) Each Lender (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, Agent and not, for the avoidance of doubt, to or for the benefit of the Borrower, that at least one of the following is and will be true: (i) such Lender is not using “plan assets” (within the meaning of Section 3(42) of ERISA or otherwise) of one or more Benefit Plans with respect to such Lender’s entrance into, or participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments or this Agreement; (ii) the transaction exemption set forth in one or more PTEs, such as PTE 84- 14 (a class exemption for certain transactions determined by independent qualified professional asset managers), PTE 95-60 (a class exemption for certain transactions involving insurance company general accounts), PTE 90-1 (a class exemption for certain transactions involving insurance company pooled separate accounts), PTE 91-38 (a class exemption for certain transactions involving bank collective investment funds) or PTE 96- 23 (a class exemption for certain transactions determined by in-house asset managers), is applicable with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement; (iii) (A) such Lender is an investment fund managed by a “Qualified Professional Asset Manager” (within the meaning of Part VI of PTE 84-14), (B) such Qualified Professional Asset Manager made the investment decision on behalf of such Lender to enter into, participate in, administer and perform the Loans, the Letters of Credit, the Commitments and this Agreement, (C) the entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement satisfies the requirements of sub-sections (b) through (g) of Part I of PTE 84-14 and (D) to the best knowledge of such Lender, the requirements of subsection (a) of Part I of PTE 84-14 are satisfied with respect to such Lender’s entrance into,

115 participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement; or (iv) such other representation, warranty and covenant as may be agreed in writing between Agent, in its sole discretion, and such Lender. (b) In addition, unless either (1) Section 9.14(a)(i) is true with respect to a Lender or (2) a Lender has provided another representation, warranty and covenant in accordance with Section 9.14(a)(iv), such Lender further (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, Agent and not, for the avoidance of doubt, to or for the benefit of the Borrower, that Agent is not a fiduciary with respect to the assets of such Lender involved in such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement (including in connection with the reservation or exercise of any rights by Agent under this Agreement, any Loan Document or any documents related hereto or thereto). ARTICLE X MISCELLANEOUS 10.1. Amendments and Waivers. (a) Amendments Generally. Subject to the provisions of Section 10.1(e) and (f) hereof, no amendment or waiver of, or supplement or other modification (which shall include any direction to Agent pursuant) to, any Loan Document (other than the Fee Letter, any Control Agreement, any Mortgage, or any letter of credit reimbursement or similar agreement or any landlord, bailee or mortgagee agreement) or any provision thereof, and no consent with respect to any departure by any Credit Party from any such Loan Documents, shall be effective unless the same shall be in writing and signed by the Required Lenders (or by Agent with the consent of the Required Lenders), and the Borrower Representative and then such waiver shall be effective only in the specific instance and for the specific purpose for which given; provided that no such waiver, amendment, supplement (including any additional Loan Document) or consent shall, unless in writing and signed by all the Lenders directly and adversely affected thereby (or by Agent with the consent of all the Lenders directly and adversely affected thereby), in addition to the Required Lenders (or by Agent with the consent of the Required Lenders) and the Borrowers, do any of the following: (i) increase or extend the Commitment of such Lender (or reinstate any Commitment terminated pursuant to Section 8.2(a)); (ii) postpone or delay any date fixed for, or reduce or waive, any scheduled installment of principal or any payment of interest, fees or other amounts (other than principal) due to the Lenders (or any of them) or L/C Issuer hereunder or under any other Loan Document (for the avoidance of doubt, mandatory prepayments pursuant to Section 2.8 (other than scheduled installments under Section 2.8(a)) may be postponed, delayed, reduced, waived or modified with the consent of the Required Lenders); (iii) reduce the principal of, or the rate of interest specified herein (it being agreed that waiver of the default interest margin shall only require the consent of Required Lenders) or the amount of interest payable in cash specified herein on any Loan, or of any

116 fees or other amounts payable hereunder or under any other Loan Document, including L/C Reimbursement Obligations; (iv) (A) change or have the effect of changing the priority or pro rata treatment of any payments (including voluntary and mandatory prepayments), Liens, proceeds of Collateral or reductions in Commitments (including as a result in whole or in part of allowing the issuance or incurrence, pursuant to this Agreement or otherwise, of new loans or other Indebtedness having any priority over any of the Obligations in respect of payments, Liens, Collateral or proceeds of Collateral, in exchange for any Obligations or otherwise), or (B) advance the date fixed for, or increase, any scheduled installment of principal due to any of the Lenders under any Loan Document; (v) change the percentage of the Commitments or of the aggregate unpaid principal amount of the Loans which shall be required for the Lenders or any of them to take any action hereunder; (vi) amend this Section 10.1 (other than Section 10.1(c)) or, subject to the terms of this Agreement, the definition of Required Lenders, or any provision providing for consent or other action by all Lenders; (vii) discharge any Credit Party from its respective payment Obligations under the Loan Documents (provided that, as a condition precedent to the release of any Credit Party, such release shall not result in an Overadvance after giving pro forma effect to such release), or release all or substantially all of the Collateral, except as otherwise may be provided in this Agreement or the other Loan Documents; or (viii) subordinate the Obligations or Agent’s Liens on the Collateral. it being agreed that (X) all Lenders shall be deemed to be directly and adversely affected by an amendment, waiver or supplement described in the preceding Sections 10.1(a)(iv)(B), 10.1(a)(v), 10.1(a)(vi), 10.1(a)(vii) or 10.1(a)(viii) and (Y) notwithstanding the preceding clause (X), only those Lenders that have not been provided a reasonable opportunity, as determined in the good faith judgment of Agent, to receive the most-favorable treatment under or in connection with the applicable amendment, waiver or supplement described in the preceding Section 10.1(a)(iv) (other than the right to receive customary administrative agency, arranging, underwriting and other similar fees) that is provided to any other Person, including the opportunity to participate on a pro rata basis on the same terms in any new loans or other Indebtedness permitted to be issued as a result of such amendment, waiver or supplement, shall be deemed to be directly and adversely affected by such amendment, waiver or supplement. (b) Agent, Swing Lender and L/C Issuer. No amendment, waiver or consent shall, unless in writing and signed by Agent, the Swing Lender or the L/C Issuer, as the case may be, in addition to the Required Lenders or all Lenders directly affected thereby, as the case may be (or by Agent with the consent of the Required Lenders or all the Lenders directly affected thereby, as the case may be), affect the rights or duties of Agent, the Swing Lender or the L/C Issuer, as applicable, under this Agreement or any other Loan Document. No amendment, modification or waiver of this Agreement or any Loan Document altering the ratable treatment of Secured Rate Contract Obligations or Secured Cash Management Obligations resulting in such Secured Rate Contract Obligations or Secured Cash Management Obligations being junior in right of payment to principal on the Loans or resulting in such Secured Rate Contract Obligations or Secured Cash Management Obligations becoming unsecured (other than releases of Liens applicable to all Lenders permitted in accordance with the terms hereof), in each case in a manner adverse to any Secured Swap Provider

117 or any Secured Cash Management Bank, shall be effective without the written consent of such Secured Swap Provider or such Secured Cash Management Bank, as the case may be. (c) All Lenders. No amendment or waiver shall, unless signed by all Lenders (or by Agent with the consent of all Lenders) and the Borrower Representative, amend or modify the definitions of Eligible Accounts or Borrowing Base or Consolidated Borrowing Base, including any increase in the percentage advance rates in the definition of Borrowing Base, in a manner which would increase the availability of credit under the Revolving Loan. No amendment shall amend or waive this Section 10.1(c) or the definitions of the terms used in this Section 10.1(c) insofar as the definitions affect the substance of this Section 10.1(c). (d) [Reserved]. (e) Schedules; Corrections; Liens; Incrementals. Notwithstanding anything to the contrary contained in this Section 10.1, (i) the Borrower Representative may amend any Schedules referred to in Article IV upon notice to Agent, (ii) Agent may amend Schedule 2.1(b) to reflect Incremental Facilities and Sales entered into pursuant to Section 10.9, and (iii) Agent and the Borrower Representative may amend or modify this Agreement and any other Loan Document to (1) cure any ambiguity, omission, defect or inconsistency therein, (2) grant a new Lien for the benefit of the Secured Parties, extend an existing Lien over additional Property for the benefit of the Secured Parties or join additional Persons as Credit Parties, and (3) add one or more Incremental Facilities to this Agreement pursuant to Section 2.1(e) and to permit the extensions of credit from time to time outstanding thereunder and the accrued interest and fees in respect thereof to share ratably in the benefits of this Agreement and the other Loan Documents with the Revolving Loans and the accrued interest and fees in respect thereof and to include appropriately the Lenders holding such credit facilities in any determination of the Required Lenders; provided that no Accounts of such Person acquired pursuant to a Permitted Acquisition shall be included as Eligible Accounts until a field examination with respect thereto has been completed in accordance with the definition of Permitted Acquisition or Section 5.9. (f) Certain other Loan Documents. The Fee Letter, any Control Agreement, any Mortgage, any letter of credit reimbursement or similar agreement or any landlord, bailee or mortgagee agreement may be amended as provided therein and if not provided therein, by each of the parties thereto. 10.2. Notices. (a) Addresses. All notices and other communications required or expressly authorized to be made by this Agreement and, unless otherwise expressly provided therein to the contrary, any other Loan Document shall be given in writing, unless otherwise expressly specified herein, and (i) addressed to the address set forth on the applicable signature page hereto (or with respect to each Credit Party, other than the Borrower Representative, at the address provided for the Borrower Representative), (ii) posted to Syndtrak® (to the extent such system is available and set up by or at the direction of Agent prior to posting) in an appropriate location by uploading such notice, demand, request, direction or other communication to www.syndtrak.com or using such other means of posting to Syndtrak® as may be available and reasonably acceptable to Agent prior to such posting, (iii) posted to any other E-System approved by or set up by or at the direction of Agent or (iv) addressed to such other address as shall be notified in writing (A) in the case of the Borrowers, Agent and the Swing Lender, to the other parties hereto and (B) in the case of all other parties, to the Borrower Representative and Agent. Transmissions made by electronic mail to Agent shall be effective only (x) for notices where such transmission is specifically authorized by this Agreement,

118 (y) if such transmission is delivered in compliance with procedures of Agent applicable at the time and previously communicated to the Borrower Representative, and (z) if receipt of such transmission is acknowledged by Agent. (b) Effectiveness. (i) All communications described in Section 10.2(a) above and all other notices, demands, requests and other communications made in connection with this Agreement shall be effective and be deemed to have been received (i) if delivered by hand, upon personal delivery, (ii) if delivered by overnight courier service, one (1) Business Day after delivery to such courier service, (iii) if delivered by mail, three (3) Business Days after deposit in the mail, and (iv) if delivered by posting to any E-System, on the later of the Business Day of such posting and the Business Day access to such posting is given to the recipient thereof in accordance with the standard procedures applicable to such E- System; provided that no communications to Agent pursuant to Article I shall be effective until received by Agent. (ii) The posting, completion and/or submission by any Credit Party of any communication pursuant to an E-System shall constitute a representation and warranty by the Credit Parties that any representation, warranty, certification or other similar statement required by the Loan Documents to be provided, given or made by a Credit Party in connection with any such communication is true, correct and complete except as expressly noted in such communication or E-System. (c) Each Lender shall notify Agent in writing of any changes in the address to which notices to such Lender should be directed, of addresses of its Lending Office, of payment instructions in respect of all payments to be made to it hereunder and of such other administrative information as Agent shall reasonably request. 10.3. Electronic Transmissions. (a) Authorization. Subject to the provisions of Section 10.2(a), each of Agent, Lenders, each Credit Party and each of their Related Persons, is authorized (but not required) to transmit, post or otherwise make or communicate, in its reasonable discretion, Electronic Transmissions in connection with any Loan Document and the transactions contemplated therein. Each Credit Party and each Secured Party hereto acknowledges and agrees that the use of Electronic Transmissions is not necessarily secure and that there are risks associated with such use, including risks of interception, disclosure and abuse and each indicates it assumes and accepts such risks by hereby authorizing the transmission of Electronic Transmissions. (b) Signatures. Subject to the provisions of Section 10.2(a), (i)(A) no posting to any E-System shall be denied legal effect merely because it is made electronically, (B) each E-Signature on any such posting shall be deemed sufficient to satisfy any requirement for a “signature” and (C) each such posting shall be deemed sufficient to satisfy any requirement for a “writing”, in each case including pursuant to any Loan Document, any applicable provision of any UCC, the federal Uniform Electronic Transactions Act, the Electronic Signatures in Global and National Commerce Act and any substantive or procedural Requirement of Law governing such subject matter, (ii) each such posting that is not readily capable of bearing either a signature or a reproduction of a signature may be signed, and shall be deemed signed, by attaching to, or logically associating with such posting, an E-Signature, upon which Agent, each other Secured Party and each Credit Party may rely and assume the authenticity thereof, (iii) each such posting containing a signature, a

119 reproduction of a signature or an E-Signature shall, for all intents and purposes, have the same effect and weight as a signed paper original and (iv) each party hereto or beneficiary hereto agrees not to contest the validity or enforceability of any posting on any E-System or E-Signature on any such posting under the provisions of any applicable Requirement of Law requiring certain documents to be in writing or signed; provided that nothing herein shall limit such party’s or beneficiary’s right to contest whether any posting to any E-System or E-Signature has been altered after transmission. (c) Separate Agreements. All uses of an E-System shall be governed by and subject to, in addition to Section 10.2 and this Section 10.3, the separate terms, conditions and privacy policy posted or referenced in such E-System (or such terms, conditions and privacy policy as may be updated from time to time, including on such E-System) and related Contractual Obligations executed by Agent and Credit Parties in connection with the use of such E-System. (d) LIMITATION OF LIABILITY. ALL E-SYSTEMS AND ELECTRONIC TRANSMISSIONS SHALL BE PROVIDED “AS IS” AND “AS AVAILABLE”. NONE OF AGENT, ANY LENDER OR ANY OF THEIR RELATED PERSONS WARRANTS THE ACCURACY, ADEQUACY OR COMPLETENESS OF ANY E-SYSTEMS OR ELECTRONIC TRANSMISSION AND DISCLAIMS ALL LIABILITY FOR ERRORS OR OMISSIONS THEREIN. NO WARRANTY OF ANY KIND IS MADE BY AGENT, ANY LENDER OR ANY OF THEIR RELATED PERSONS IN CONNECTION WITH ANY E-SYSTEMS OR ELECTRONIC COMMUNICATION, INCLUDING ANY WARRANTY OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, NON-INFRINGEMENT OF THIRD-PARTY RIGHTS OR FREEDOM FROM VIRUSES OR OTHER CODE DEFECTS. Each of the Borrowers, the other Credit Parties executing this Agreement and the Secured Parties agrees that Agent has no responsibility for maintaining or providing any equipment, software, services or any testing required in connection with any Electronic Transmission or otherwise required for any E-System. 10.4. No Waiver; Cumulative Remedies. No failure to exercise and no delay in exercising, on the part of Agent or any Lender, any right, remedy, power or privilege hereunder, shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. No course of dealing between any Credit Party, any Affiliate of any Credit Party, Agent or any Lender shall be effective to amend, modify or discharge any provision of this Agreement or any of the other Loan Documents. 10.5. Costs and Expenses. Any action taken by any Credit Party under or with respect to any Loan Document, even if required under any Loan Document or at the request of Agent or Required Lenders, shall be at the expense of such Credit Party, and neither Agent nor any other Secured Party shall be required under any Loan Document to reimburse any Credit Party or any Subsidiary of any Credit Party therefor except as expressly provided therein. In addition, the Borrowers agree to pay or reimburse within thirty (30) days of written demand (accompanied by reasonable supporting detail) (a) Agent for all reasonable and documented (in reasonable detail) out-of-pocket costs and expenses incurred by it or any of its Related Persons, in connection with the investigation, development, preparation, negotiation, syndication, execution, interpretation or administration of, any modification of any term of or termination of, any Loan Document, any commitment or proposal letter therefor, any other document prepared in connection therewith or the consummation and administration of any transaction contemplated therein, in each case including Attorney Costs of Agent, the cost of Environmental Assessments, environmental audits or other environmental investigations, syndication, distribution, Collateral audits and appraisals, background checks and similar expenses, to the extent permitted hereunder, (b) Agent for all reasonable and documented (in reasonable detail) out-of-pocket costs and expenses incurred by it or any of its Related Persons in

120 connection with internal audit reviews, field examinations and Collateral examinations (which shall be reimbursed, in addition to the out-of-pocket costs and expenses of such examiners, at the per diem rate per individual charged by Agent for its examiners), (c) each of Agent, its Related Persons, and L/C Issuer for all reasonable and documented (in reasonable detail) out-of-pocket costs and expenses incurred in connection with (i) the creation, perfection and maintenance of the perfection of Agent’s Liens upon the Collateral, including Lien search, filing and recording fees, (ii) any refinancing or restructuring of the credit arrangements provided hereunder in the nature of a “work-out” in any insolvency or bankruptcy proceeding or otherwise and whether or not consummated, (iii) the enforcement or preservation of any right or remedy under any Loan Document, any Obligation, with respect to the Collateral or any other related right or remedy or any attempt to inspect, verify, protect, insure, collect, sell, liquidate or otherwise dispose of any Collateral (subject to any applicable limitations set forth in the Loan Documents) or (iv) the commencement, defense, conduct of, intervention in, or the taking of any other action (including preparation for and/or response to any subpoena or request for document production relating thereto) with respect to, any proceeding (including any bankruptcy or insolvency proceeding) related to any Credit Party, any Subsidiary of any Credit Party, Loan Document or Obligation, including Attorney Costs, and (d) the cost of purchasing insurance that the Credit Parties fail to obtain as required by the Loan Documents. Notwithstanding the foregoing, the Credit Parties’ responsibility for legal costs under this Section 10.5 shall be limited to (a) Attorney Costs of the type described in clause (i) of the definition thereof in respect of the Agent, and (b) solely as and to the extent applicable in respect of other Secured Parties hereunder in the case of a conflict of interest, Attorney Costs of the type described in clause (ii) of the definition thereof in respect of such other Secured Parties, together. For the avoidance of doubt, this Section 10.5 shall not apply with respect to Excluded Taxes. 10.6. Indemnity. (a) Each Credit Party agrees to indemnify, hold harmless and defend Agent, each Lender, each L/C Issuer and each of their respective Related Persons (each such Person being an “Indemnitee”) from and against all Liabilities (including Attorney Costs, brokerage commissions, fees and other compensation) that may be imposed on, incurred by or asserted against any such Indemnitee (whether brought by a Credit Party, an Affiliate of a Credit Party or any other Person) in any matter relating to or arising out of, in connection with or as a result of (i) any Loan Document, any Obligation (or the repayment thereof), any Letter of Credit, the use or intended use of the proceeds of any Loan or the use of any Letter of Credit or any securities filing of, or with respect to, any Credit Party, (ii) [reserved], (iii) any actual or prospective investigation, litigation or other proceeding, whether or not brought by any such Indemnitee or any of its Related Persons, any holders of securities or creditors (limited to, in the case of legal costs, Attorney Costs in any case), whether or not any such Indemnitee, Related Person, holder or creditor is a party thereto, and whether or not based on any securities or commercial law or regulation or any other Requirement of Law or theory thereof, including common law, equity, contract, tort or otherwise or (iv) any other act, event or transaction related, contemplated in or attendant to any of the foregoing (collectively, the “Indemnified Matters”); provided that no Credit Party shall have any liability under this Section 10.6 to any Indemnitee with respect to any Indemnified Matter, and no Indemnitee shall have any liability with respect to any Indemnified Matter other than (to the extent otherwise liable), (a) to the extent such liability has resulted primarily from the bad faith, gross negligence or willful misconduct of such Indemnitee, as determined by a court of competent jurisdiction in a final non-appealable judgment or order (b) to the extent such Indemnitee is in material breach of its duties hereunder, or (c) in connection with any proceeding, claim or counterclaim solely among Indemnitees (other than any proceeding, claim or counterclaim against Agent, any arranger, or any similar party, in each case in its capacity as such) to the extent that such liabilities do not arise out of any act or omission on the part of any Credit Party. Furthermore, each Credit Party executing this Agreement waives and agrees not to assert against any Indemnitee, and shall cause each other Credit Party to waive and

121 not assert against any Indemnitee, any right of contribution with respect to any Liabilities that may be imposed on, incurred by or asserted against any Related Person. This Section 10.6(a) shall not apply with respect to Taxes other than any Taxes that represent Liabilities arising from any non-Tax claim. Notwithstanding the foregoing, the Credit Parties’ responsibility for legal costs under this Section 10.6 shall be limited to (a) Attorney Costs of the type described in clause (i) of the definition thereof in respect of the Agent, and (b) solely as and to the extent applicable in respect of other Secured Parties hereunder in the case of a conflict of interest, Attorney Costs of the type described in clause (ii) of the definition thereof in respect of such other Secured Parties, together. (b) Without limiting the foregoing, “Indemnified Matters” includes all Environmental Liabilities imposed on, incurred by or asserted against any Indemnitee arising from, or otherwise involving, any Property of any Credit Party or any Related Person of any Credit Party or any actual, alleged or prospective damage to Property or natural resources or harm or injury alleged to have resulted from any Release of Hazardous Materials on, upon or into such Property or natural resource or any Property on or contiguous to any Real Estate of any Credit Party or any Related Person of any Credit Party, whether or not, with respect to any such Environmental Liabilities, any Indemnitee is a mortgagee pursuant to any leasehold mortgage, a mortgagee in possession, the successor-in-interest to any Credit Party or any Related Person of any Credit Party or the owner, lessee or operator of any Property of any Related Person through any foreclosure action, in each case except to the extent such Environmental Liabilities (i) are incurred solely following foreclosure by Agent or following Agent or any Lender having become the successor-in- interest to any Credit Party or any Related Person of any Credit Party and (ii) are attributable solely to acts of such Indemnitee. 10.7. Marshaling; Payments Set Aside. No Secured Party shall be under any obligation to marshal any Property in favor of any Credit Party or any other Person or against or in payment of any Obligation. To the extent that any Secured Party receives a payment from a Borrower, from any other Credit Party, from the proceeds of the Collateral, from the exercise of its rights of setoff, any enforcement action or otherwise, and such payment is subsequently, in whole or in part, invalidated, declared to be fraudulent or preferential, set aside or required to be repaid to a trustee, receiver or any other party, then to the extent of such recovery, the obligation or part thereof originally intended to be satisfied, and all Liens, rights and remedies therefor, shall be revived and continued in full force and effect as if such payment had not occurred. 10.8. Successors and Assigns. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns; provided that any assignment by any Lender shall be subject to the provisions of Section 10.9, and provided further that no Borrower may assign or transfer any of its rights or obligations under this Agreement without the prior written consent of Agent and each Lender. 10.9. Binding Effect; Assignments and Participations. (a) Binding Effect. This Agreement shall become effective when it shall have been executed by the Borrowers, the other Credit Parties signatory hereto and Agent and when Agent shall have been notified by each Lender that such Lender has executed it. Thereafter, it shall be binding upon and inure to the benefit of, but only to the benefit of, the Borrowers, the other Credit Parties hereto (in each case except for Article VIII), Agent, each Lender and each L/C Issuer receiving the benefits of the Loan Documents and, to the extent provided in Section 9.11, each other Secured Party and, in each case, their respective successors and permitted assigns. Except as expressly provided in any Loan Document (including in Section 9.9), none of any Borrower, any

122 other Credit Party, any L/C Issuer or Agent shall have the right to assign any rights or obligations hereunder or any interest herein. (b) Right to Assign. (i) Each Lender may sell, transfer, negotiate or assign (a “Sale”) all or a portion of its rights and obligations hereunder (including all or a portion of its Commitments and its rights and obligations with respect to Loans and Letters of Credit) to: (A) any existing Lender (other than a Defaulting Lender); (B) any Affiliate or Approved Fund of any existing Lender (other than a natural Person or a Defaulting Lender); or (C) any other Person (other than a natural Person, a Defaulting Lender or any Borrower or any of any Borrower’s Affiliates or Subsidiaries) who is an “accredited investor” (as defined in Regulation D of the Securities Act of 1933) acceptable (which acceptances shall not be unreasonably withheld or delayed) to (x) Agent, (y) as long as no Specified Event of Default is continuing, the Borrower Representative, and (z) in the case of any Sale of a Revolving Loan, Letter of Credit or Revolving Loan Commitment, each L/C Issuer that is a Lender; provided that the acceptances of L/C Issuer and the Borrower Representative shall be deemed to have been given unless an objection is delivered to Agent within seven (7) Business Days after notice of a proposed Sale is delivered to the L/C Issuer and the Borrower Representative, as applicable. Notwithstanding any provision herein to the contrary: (1) such Sales must be ratable among the obligations owing to and owed by such Lender with respect to the Revolving Loans; (2) for each Loan, the aggregate outstanding principal amount (determined as of the effective date of the applicable Assignment) of the Loans, Commitments and Letter of Credit Obligations subject to any such Sale shall be in a minimum amount of $1,000,000, unless such Sale is made to an existing Lender or an Affiliate or Approved Fund of any existing Lender, is of the assignor’s (together with its Affiliates and Approved Funds) entire interest in such facility or is made with the prior consent of the Borrower Representative (to the extent the Borrower Representative’s consent is otherwise required) and Agent; (3) interest accrued, other than any interest that is payable-in- kind, prior to and through the date of any such Sale may not be assigned; (4) such Sales by Lenders who are Defaulting Lenders due to clause (a) of the definition of Defaulting Lender shall be subject to Agent’s prior written consent in all instances, unless in connection with such Sale, such Defaulting Lender cures, or causes the cure of, its Defaulting Lender status as contemplated in Section 2.11(e)(v); and

123 (5) assignments and participations to Disqualified Institutions shall be subject to the terms and conditions in Section 10.9. Agent’s refusal to accept a Sale to a Credit Party, a Subsidiary of a Credit Party or a Person that would be a Defaulting Lender, or the imposition of conditions or limitations (including limitations on voting) upon Sales to such Persons, shall not be deemed to be unreasonable. Any Loan acquired by Phreesia or any Subsidiary thereof shall immediately upon such acquisition be deemed to be irrevocably prepaid, terminated, extinguished, cancelled and of no further force and effect. Any purported assignment or transfer by a Lender of its rights or obligations under this Agreement and the other Loan Documents to any Person not affiliated with the Borrowers that does not comply with the terms hereof shall be treated for purposes of this Agreement as a sale by such Lender of a participation of such rights and obligations in accordance with Section 10.9(f) (subject to Section 10.9 in the case of a purported transfer to a Disqualified Institution), provided that such treatment shall not relieve any assigning Lender from any Liabilities arising as a consequence of its breach of this Agreement. (ii) In the event of any purported assignment or transfer by a Lender of its rights or obligations under this Agreement and the other Loan Documents to any Affiliate of a Borrower that does not comply with the terms hereof, the Borrowers shall, within ten (10) Business Days cause the applicable Affiliate to cause such Loans to be deemed contributed and paid to the common equity of the Borrowers (which such Loans and all rights and obligations as a Lender related thereto, immediately and automatically, without any further action on the part of any Borrower, any Lender, Agent or any other Person, upon such deemed contribution and payment shall, for all purposes under this Agreement, the other Loan Documents and otherwise, be deemed to be irrevocably prepaid, terminated, extinguished, cancelled and of no further force and effect and the Borrowers shall neither obtain nor have any rights as a Lender hereunder or under the other Loan Documents by virtue of such assignment). (c) Procedure. The parties to each Sale made in reliance on Section 10.9(b) above (other than those described in Sections 10.9(e) or 10.9(f) below) shall execute and deliver to Agent an Assignment via an electronic settlement system designated by Agent (or, if previously agreed with Agent, via a manual execution and delivery of the Assignment) evidencing such Sale, together with any existing Note subject to such Sale (or any affidavit of loss therefor acceptable to Agent), any Tax forms required to be delivered pursuant to Section 11.1 and payment of an assignment fee in the amount of $3,500 to Agent, unless waived or reduced by Agent; provided that (i) if a Sale by a Lender is made to an Affiliate or an Approved Fund of such assigning Lender, then no assignment fee shall be due in connection with such Sale, and (ii) if a Sale by a Lender is made to an assignee that is not an Affiliate or Approved Fund of such assignor Lender, and concurrently to one or more Affiliates or Approved Funds of such assignee, then only one assignment fee of $3,500 shall be due in connection with such Sale (unless waived or reduced by Agent). Upon receipt of all the foregoing, and conditioned upon such receipt and, if such Assignment is made in accordance with clause (iv) of Section 10.9(b), upon Agent (and, if applicable, the Borrower Representative and L/C Issuer) consenting to such Assignment, from and after the effective date specified in such Assignment, Agent shall record or cause to be recorded in the Register the information contained in such Assignment. (d) Effectiveness. Subject to the recording of an Assignment by Agent in the Register pursuant to Section 2.4(b), (i) the assignee thereunder shall become a party hereto and, to the extent that rights and obligations under the Loan Documents have been assigned to such assignee pursuant to such Assignment, shall have the rights and obligations of a Lender, (ii) any applicable Note shall

124 be transferred to such assignee through such entry and (iii) the assignor thereunder shall, to the extent that rights and obligations under this Agreement have been assigned by it pursuant to such Assignment, relinquish its rights (except for those surviving the termination of the Commitments and the payment in full of the Obligations) and be released from its obligations under the Loan Documents, other than those relating to events or circumstances occurring prior to such assignment (and, in the case of an Assignment covering all or the remaining portion of an assigning Lender’s rights and obligations under the Loan Documents, such Lender shall cease to be a party hereto). (e) Grant of Security Interests. In addition to the other rights provided in this Section 10.9, each Lender may grant a security interest in, or otherwise assign as collateral, any of its rights under this Agreement, whether now owned or hereafter acquired (including rights to payments of principal or interest on the Loans), to (A) any federal reserve bank (pursuant to Regulation A of the Federal Reserve Board), without notice to Agent or (B) any holder of, or trustee for the benefit of the holders of, such Lender’s Indebtedness or equity securities, by notice to Agent; provided that no such holder or trustee, whether because of such grant or assignment or any foreclosure thereon (unless such foreclosure is made through an assignment in accordance with Section 10.9(b) above), shall be entitled to any rights of such Lender hereunder and no such Lender shall be relieved of any of its obligations hereunder. (f) Participants and SPVs. In addition to the other rights provided in this Section 10.9, but subject to the provisions of Section 10.9(g), each Lender may, (x) with notice to Agent, grant to an SPV (other than a Disqualified Institution) the option to make all or any part of any Loan that such Lender would otherwise be required to make hereunder (and the exercise of such option by such SPV and the making of Loans pursuant thereto shall satisfy the obligation of such Lender to make such Loans hereunder) and such SPV may assign to such Lender the right to receive payment with respect to any Obligation and (y) without notice to or consent from Agent or the Borrowers, sell participations to one or more Persons (other than a natural Person, or a holding company, investment vehicle or trust for, or owned and operated for the primary benefit of, a natural Person, a Disqualified Institution, or the Borrowers or any of the Borrowers’ Affiliates or Subsidiaries) in or to all or a portion of its rights and obligations under the Loan Documents (including all its rights and obligations with respect to the Revolving Loans and Letters of Credit); provided that, whether as a result of any term of any Loan Document or of such grant or participation, (i) no such SPV or participant shall have a commitment, or be deemed to have made an offer to commit, to make Loans hereunder, and, except as provided in the applicable option agreement, none shall be liable for any obligation of such Lender hereunder, (ii) such Lender’s rights and obligations, and the rights and obligations of the Credit Parties and the Secured Parties towards such Lender, under any Loan Document shall remain unchanged and each other party hereto shall continue to deal solely with such Lender, which shall remain the holder of the Obligations in the Register, except that (A) each such participant and SPV shall be entitled to the benefit of Article XI, but, with respect to Section 11.1, only to the extent such participant or SPV delivers the Tax forms such Lender is required to collect pursuant to Section 11.1(g) and then only to the extent of any amount to which such Lender would be entitled in the absence of any such grant or participation except to the extent such entitlement to receive a greater amount results from any change in, or in the interpretation, by a Governmental Authority, of, any Requirement of Law that occurs after the date such grant or participation is made (and in consideration of the foregoing, each such participant and SPV shall be deemed to have acknowledged and agreed to be bound by the provisions of Section 10.20) and (B) each such SPV may receive other payments that would otherwise be made to such Lender with respect to Loans funded by such SPV to the extent provided in the applicable option agreement and set forth in a notice provided to Agent by such SPV and such Lender, provided that in no case (including pursuant to clause (A) or (B) above) shall an SPV or participant have the right to enforce any of the terms of any Loan Document, and (iii) the consent of such SPV or participant shall not

125 be required (either directly, as a restraint on such Lender’s ability to consent hereunder or otherwise) for any amendments, waivers or consents with respect to any Loan Document or to exercise or refrain from exercising any powers or rights such Lender may have under or in respect of the Loan Documents (including the right to enforce or direct enforcement of the Obligations), except for those described in Sections 10.1(a)(ii) and 10.1(a)(iii) that directly or adversely affect such Person with respect to amounts, or dates fixed for payment of amounts, to which such participant or SPV would otherwise be entitled and, in the case of participants, except for those described in Section 10.1(a)(vii). No party hereto shall institute (and each Borrower shall cause each other Credit Party not to institute) against any SPV grantee of an option pursuant to this Section 10.9(f) any bankruptcy, reorganization, insolvency, liquidation or similar proceeding, prior to the date that is one year and one day after the payment in full of all outstanding commercial paper of such SPV; provided that each Lender having designated an SPV as such agrees to indemnify each Indemnitee against any Liability that may be incurred by, or asserted against, such Indemnitee as a result of failing to institute such proceeding (including a failure to be reimbursed by such SPV for any such Liability). The agreement in the preceding sentence shall survive the Facility Termination Date. Each Lender that sells a participation shall, acting solely for this purpose as a non-fiduciary agent of the Borrowers, maintain a register on which it enters the name and address of each participant and the principal amounts (and stated interest) of each participant’s interest in the Loans or other obligations under the Loan Documents (the “Participant Register”); provided that no Lender shall have any obligation to disclose all or any portion of the Participant Register (including the identity of any participant or any information relating to a participant’s interest in any commitments, loans, letters of credit or its other obligations under any Loan Document) to any Person other than Agent except to the extent that such disclosure is necessary to establish that such commitment, loan, letter of credit or other obligation is in registered form under Section 5f.103-1(c) of the United States Treasury Regulations. The entries in the Participant Register shall be conclusive absent manifest error, and such Lender shall treat each Person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary. For the avoidance of doubt, Agent shall have no responsibility for maintaining a Participant Register. (g) Disqualified Institutions. (i) No assignment or participation shall be made to any Person that was a Disqualified Institution as of the date (the “Trade Date”) on which the assigning or transferring Lender entered into a binding agreement to sell and assign, or grant a participation in, all or a portion of its rights and obligations under this Agreement, as applicable, to such Person unless Agent and the Borrower Representative (unless a Specified Event of Default has occurred and is continuing, in which case no consent from the Borrower Representative is required) have consented in writing in their sole and absolute discretion to such assignment or participation, in which case such Person will not be considered a Disqualified Institution for the purpose of such assignment or participation. For the avoidance of doubt, (x) no assignment or participation shall be retroactively invalidated pursuant to this Section 10.9(g) if the Trade Date therefor occurred prior to the assignee’s or participant’s becoming a Disqualified Institution (including as a result of the delivery of a notice pursuant to, and/or the expiration of the notice period referred to in, the definition of “Disqualified Institution”), and (y) the execution by the Borrower Representative or Agent of an Assignment with respect to such an assignment will not by itself result in such assignee no longer being considered a Disqualified Institution. Notwithstanding anything herein to the contrary, no assignment or participation shall be made to any Disqualified Institution which is a Competitor without the prior written consent of the Borrower Representative.

126 (ii) Agent and each assignor of a Loan or seller of a participation hereunder shall be entitled to rely conclusively on a representation of the assignee Lender or participant in the relevant Assignment or participation agreement, as applicable, that such assignee or purchaser is not a Disqualified Institution. Agent shall have the right, and the Borrowers hereby expressly authorize Agent, to (A) post the list of Disqualified Institutions provided by the Borrower Representative and any updates thereto from time to time (collectively, the “DQ List”) on an E-System, including that portion of such E-System that is designated for “public side” Lenders and/or (B) provide the DQ List to each Lender requesting the same. Any assignment to a Disqualified Institution or grant or sale of participation to a Disqualified Institution in violation of Section 10.9 shall not be void, but the other provisions of this Section 10.9(g) shall apply. (iii) If any assignment or participation is made to any Disqualified Institution without the consents required by this Section 10.9(g) and/or Section 10.9(b), or if any Person becomes a Disqualified Institution after the applicable Trade Date, the Borrower Representative may, at its sole expense and effort, upon notice to the applicable Disqualified Institution and Agent, terminate the Revolving Loan Commitment of such Disqualified Institution and pay or cause to be paid all Obligations of the Borrowers owing to such Disqualified Institution in connection with such Revolving Loan Commitment. (iv) Notwithstanding anything to the contrary contained in this Agreement, Disqualified Institutions (1) will not have the right to (x) receive information, reports or other materials provided to Agent or Lenders by the Borrowers, Agent or any other Lender, (y) attend or participate (including by telephone) in meetings attended by any of the Lenders and/or Agent, or (z) access any electronic site established for the Lenders or confidential communications from counsel to or financial advisors of Agent or the Lenders and (2) (x) for purposes of any consent to any amendment, waiver or modification of, or any action under, and for the purpose of any direction to Agent or any Lender to undertake any action (or refrain from taking any action) under this Agreement or any other Loan Document, each Disqualified Institution will be deemed to have consented in the same proportion as the Lenders that are not Disqualified Institutions consented to such matter, and (y) for purposes of voting on any plan of reorganization pursuant to Section 1126 of the Bankruptcy Code, the comparable provisions of other applicable Insolvency Laws or any similar plan, each Disqualified Institution party hereto hereby agrees (1) not to vote on such plan, (2) if such Disqualified Institution does vote on such plan notwithstanding the restriction in the immediately foregoing clause (1), such vote will be deemed not to be in good faith and shall be “designated” pursuant to Section 1126(e) of the Bankruptcy Code (or any similar provision in any other similar federal, state or foreign law affecting creditor’s rights), and such vote shall not be counted in determining whether the applicable class has accepted or rejected such plan in accordance with Section 1126(c) of the Bankruptcy Code (or any similar provision in any other similar federal, state or foreign law affecting creditor’s rights) and (3) not to contest any request by any party for a determination by the applicable bankruptcy court (or other applicable court of competent jurisdiction) effectuating the foregoing clause (2). (h) Waiver. No Disqualified Institution shall (i) be entitled to bring actions against Agent, in its role as such, (ii) receive advice of counsel or other advisors to Agent or any other Lenders or (iii) challenge the attorney client privilege of Agent or any Lender and their respective counsel. 10.10. Non-Public Information; Confidentiality.

127 (a) Non-Public Information. (i) Distribution of Materials to Lenders and L/C Issuers. The Credit Parties acknowledge and agree that (A) the Loan Documents and all reports, notices, communications and other information or materials provided or delivered by, or on behalf of, the Credit Parties hereunder (collectively, the “Borrower Materials”) may be disseminated by, or on behalf of, Agent, and made available, to the Lenders and the L/C Issuers by posting such Borrower Materials on an E-System; and (B) certain of the Lenders (each a “Public Lender”) may have personnel who do not wish to receive material non- public information (“MNPI”) with respect to Phreesia or its Affiliates, or the respective securities of any of the foregoing, and who may be engaged in investment and other market- related activities with respect to such Persons’ securities. The Credit Parties authorize Agent to download copies of their logos from its website and post copies thereof on an E- System. (ii) Material Non-Public Information. The Credit Parties hereby agree that if either they, any parent company or any Subsidiary of the Credit Parties has publicly traded equity or debt securities in the United States, they shall (and shall cause such parent company or Subsidiary, as the case may be, to) (A) identify in writing, and (B) to the extent reasonably practicable, clearly and conspicuously mark such Borrower Materials that contain only information that is publicly available or that is not material for purposes of United States federal and state securities laws as “PUBLIC”. The Credit Parties agree that by identifying such Borrower Materials as “PUBLIC” or publicly filing such Borrower Materials with the Securities and Exchange Commission, then Agent, the Lenders and the L/C Issuers shall be entitled to treat such Borrower Materials as not containing any MNPI for purposes of United States federal and state securities laws. The Credit Parties further represent, warrant, acknowledge and agree that the following documents and materials shall be deemed to be PUBLIC, whether or not so marked, and do not contain any MNPI: (I) the Loan Documents, including the schedules and exhibits attached thereto, and (II) administrative materials of a customary nature prepared by the Credit Parties or Agent (including, Notices of Borrowing, Notices of Conversion/Continuation, L/C Requests, Swingline Requests and any similar requests or notices posted on or through an E-System). Before distribution of Borrower Materials, the Credit Parties agree to execute and deliver to Agent a letter authorizing distribution of the evaluation materials to prospective Lenders and their employees willing to receive MNPI, and a separate letter authorizing distribution of evaluation materials that do not contain MNPI and represent that no MNPI is contained therein. The Credit Parties acknowledge and agree that the list of Disqualified Institutions does not constitute MNPI and may be posted to all Lenders by Agent (including any updates thereto). (iii) Each of Agent, each Lender and each L/C Issuer acknowledges and agrees that it may receive MNPI hereunder concerning the Credit Parties and their Affiliates and agrees to use such information in compliance with all relevant policies, procedures and applicable Requirements of Laws (including United States federal and state securities laws and regulations). Furthermore, each Public Lender agrees to cause at least one individual at or on behalf of such Public Lender to at all times have selected the “Private Side Information” or similar designation on the content declaration screen of the platform in order to enable such Public Lender or its delegate, in accordance with such Public Lender’s compliance procedures and applicable Law, including United States Federal and state securities Laws, to make reference to Borrower Materials that are not made available through the “Public Side Information” portion of the platform and that may contain

128 material non-public information with respect to any Credit Party or its securities for purposes of United States Federal or state securities laws. (b) Confidential Information. Each of Agent, each Lender and each L/C Issuer agrees to maintain, in accordance with its customary practices, the confidentiality of information obtained by it pursuant to any Loan Document, except that such information may be disclosed: (i) with the Borrower Representative’s consent; (ii) to Related Persons of such Lender, L/C Issuer or Agent, as the case may be, or to any Person that any L/C Issuer causes to Issue Letters of Credit hereunder, that are advised of the confidential nature of such information and are instructed to keep such information confidential in accordance with the terms hereof; (iii) to the extent such information presently is or hereafter becomes (A) publicly available other than as a result of a breach of this Section 10.10 or (B) available to or in the possession of such Lender, L/C Issuer or Agent or any of their Related Persons, as the case may be, from a source (other than any Credit Party) not known by them to be subject to disclosure restrictions; (iv) to the extent disclosure is required by applicable Requirements of Law or other legal process or requested or demanded by any Governmental Authority or any other regulatory or self-regulatory authority having jurisdiction over such Person or its Affiliates (provided that Agent or such Lender or L/C Issuer, as applicable, agrees that it will use commercially reasonable efforts to notify the Borrower Representative as soon as practicable in the event of any such disclosure by such Person (other than at the request of a regulatory authority or any self-regulatory authority having or asserting jurisdiction over such Person) unless such notification is prohibited by law, rule or regulation); (v) to the extent necessary or customary for inclusion in league table measurements; (vi) (A) to the National Association of Insurance Commissioners or any similar organization, any examiner or any nationally recognized rating agency or (B) otherwise to the extent consisting of general portfolio information that does not identify Credit Parties; (vii) to current or bona fide prospective assignees, SPVs (including the investors or bona fide prospective investors therein) or participants, financing sources, direct or contractual counterparties to any Secured Rate Contracts, Secured Cash Management Agreements, or direct or contractual counterparties (including insurers and reinsurers) to any other transactions under which payments are to be made by reference to the Borrower and its obligations, this Agreement or payments hereunder and to their respective Related Persons, in each case to the extent such assignees, investors, participants, financing sources, counterparties or Related Persons agree to be bound by provisions substantially similar to the provisions of this Section 10.10 (and such Person may disclose information to their respective Related Persons in accordance with Section 10.10(b)(ii) above); (viii) to any other party hereto; and

129 (ix) in connection with the exercise or enforcement of any right or remedy under any Loan Document, in connection with any litigation or other proceeding to which such Lender, L/C Issuer, Secured Swap Provider, Secured Cash Management Bank or Agent or any of their Related Persons is a party or bound, or to the extent necessary to respond to public statements or disclosures by Credit Parties or their Related Persons referring to a Lender, L/C Issuer, Secured Swap Provider, Secured Cash Management Bank or Agent or any of their Related Persons. In addition, Agent and the Lenders may disclose this Agreement and information about this Agreement to market data collectors, similar service providers to the lending industry and service providers to Agent and the Lenders in connection with the administration of this Agreement, the other Loan Documents, and the Commitments and for purposes of general portfolio, benchmarking and market data analysis, in each case, to the extent the recipients of such information have been advised of the confidential nature of such information and instructed to keep such information confidential. In the event of any conflict between the terms of this Section 10.10 and those of any other Contractual Obligation entered into with any Credit Party (whether or not a Loan Document), the terms of this Section 10.10 shall govern. (c) Tombstones. Each Credit Party consents to the publication by Agent, Lead Arranger or any Lender of any press releases, tombstones, advertising or other promotional materials (including via any Electronic Transmission) relating to the financing transactions contemplated by this Agreement using such Credit Party’s name, product photographs, logo or trademark; provided, that Agent, Lead Arranger or such Lender shall provide a draft of any such press release, tombstone, advertising or other promotional materials to the Borrower Representative for review and comment (not to be unreasonably withheld, delayed, conditioned or denied, and provided that the Borrower Representative shall be deemed to have approved unless an objection is delivered to Agent within five (5) Business Days after such draft is acknowledged as delivered to the Borrower Representative) prior the publication thereof. (d) Press Release and Related Matters. No Credit Party shall, and no Credit Party shall permit any of its Affiliates to, issue any press release or other public disclosure (other than any document filed with any Governmental Authority relating to a public offering of securities of any Credit Party) using the name, logo or otherwise referring to Capital One or of any of its Affiliates, the Loan Documents or any transaction contemplated herein or therein to which Capital One or any of its Affiliates is party without the prior written consent of Capital One or such Affiliate except to the extent required to do so under applicable Requirements of Law and then, only after consulting with Capital One. 10.11. Set-off; Sharing of Payments. (a) Right of Setoff. Each of Agent, each Lender, each L/C Issuer and each Affiliate (including each branch office thereof) of any of them is hereby authorized, without notice or demand (each of which is hereby waived by each Credit Party), at any time and from time to time during the continuance of any Event of Default and to the fullest extent permitted by applicable Requirements of Law, to set off and apply any and all deposits (whether general or special, time or demand, provisional or final) at any time held (other than Exempt Accounts) and other Indebtedness, claims or other obligations at any time owing by Agent, such Lender, such L/C Issuer or any of their respective Affiliates to or for the credit or the account of the Borrowers or any other Credit Party against any Obligation of any Credit Party now or hereafter existing, whether or not any demand was made under any Loan Document with respect to such Obligation and even though such Obligation may be unmatured. No Lender or L/C Issuer shall exercise any such right of setoff without the prior consent of Agent or Required Lenders. Each of Agent, each Lender and each L/C

130 Issuer agrees promptly to notify the Borrower Representative and Agent after any such setoff and application made by such Lender or its Affiliates; provided that the failure to give such notice shall not affect the validity of such setoff and application. The rights under this Section 10.11 are in addition to any other rights and remedies (including other rights of setoff) that Agent, the Lenders, the L/C Issuer, their Affiliates and the other Secured Parties, may have. (b) Sharing of Payments, Etc. If any Lender, directly or through an Affiliate or branch office thereof, obtains any payment of any Obligation of any Credit Party (whether voluntary, involuntary or through the exercise of any right of setoff or the receipt of any Collateral or “proceeds” (as defined under the applicable UCC) of Collateral) (and other than pursuant to Section 10.9, Section 10.20, Article XI) and such payment exceeds the amount such Lender would have been entitled to receive if all payments had gone to, and been distributed by, Agent in accordance with the provisions of the Loan Documents, such Lender shall purchase for cash from other Lenders such participations in their Obligations as necessary for such Lender to share such excess payment with such Lenders to ensure such payment is applied as though it had been received by Agent and applied in accordance with this Agreement (or, if such application would then be at the discretion of the Borrowers, applied to repay the Obligations in accordance herewith); provided that (i) if such payment is rescinded or otherwise recovered from such Lender or L/C Issuer in whole or in part, such purchase shall be rescinded and the purchase price therefor shall be returned to such Lender or L/C Issuer without interest and (ii) such Lender shall, to the fullest extent permitted by applicable Requirements of Law, be able to exercise all its rights of payment (including the right of setoff) with respect to such participation as fully as if such Lender were the direct creditor of the applicable Credit Party in the amount of such participation. If a Defaulting Lender receives any such payment as described in the previous sentence, such Lender shall turn over such payments to Agent in an amount that would satisfy the cash collateral requirements set forth in Section 2.11(e). 10.12. Counterparts; Electronic Transmission. This Agreement may be executed in any number of counterparts and by different parties in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Signature pages may be detached from multiple separate counterparts and attached to a single counterpart. Delivery of an executed signature page of this Agreement by Electronic Transmission shall be as effective as delivery of a manually executed counterpart hereof. 10.13. Severability; Captions; Independence of Provisions. The illegality or unenforceability of any provision of this Agreement or any instrument or agreement required hereunder shall not in any way affect or impair the legality or enforceability of the remaining provisions of this Agreement or any instrument or agreement required hereunder. The captions and headings of this Agreement are for convenience of reference only and shall not affect the interpretation of this Agreement. The parties hereto acknowledge that this Agreement and the other Loan Documents may use several different limitations, tests or measurements to regulate the same or similar matters, and that such limitations, tests and measurements are cumulative and must each be performed, except as expressly stated to the contrary in this Agreement. 10.14. Interpretation. This Agreement is the result of negotiations among and has been reviewed by counsel to Credit Parties, Agent, each Lender and other parties hereto, and is the product of all parties hereto. Accordingly, this Agreement and the other Loan Documents shall not be construed against the Lenders or Agent merely because of Agent’s or Lenders’ involvement in the preparation of such documents and agreements. Without limiting the generality of the foregoing, each of the parties hereto has had the advice of counsel with respect to Sections 10.16 and 10.17. 10.15. No Third Parties Benefited. This Agreement is made and entered into for the sole protection and legal benefit of the Borrowers, the Lenders, the L/C Issuers party hereto, Agent and, subject

131 to the provisions of Section 9.11, each other Secured Party, and their permitted successors and assigns, and no other Person shall be a direct or indirect legal beneficiary of, or have any direct or indirect cause of action or claim in connection with, this Agreement or any of the other Loan Documents. Neither Agent nor any Lender shall have any obligation to any Person not a party to this Agreement or the other Loan Documents. 10.16. Governing Law and Jurisdiction. (a) Governing Law. The laws of the State of New York shall govern all matters arising out of, in connection with or relating to this Agreement, including its validity, interpretation, construction, performance and enforcement (including any claims sounding in contract or tort law arising out of the subject matter hereof and any determinations with respect to post-judgment interest), without giving effect to conflict of laws principles other than section 5-1401 and 5-1402 of New York General Obligations Law. (b) Submission to Jurisdiction. Any legal action or proceeding with respect to any Loan Document shall be brought exclusively in the courts of the State of New York located in the City of New York, Borough of Manhattan, or of the United States of America sitting in the Southern District of New York and, by execution and delivery of this Agreement, each Borrower and each other Credit Party executing this Agreement hereby accepts for itself and in respect of its Property, generally and unconditionally, the jurisdiction of the aforesaid courts; provided that nothing in this Agreement shall limit the right of Agent to commence any proceeding in the federal or state courts of any other jurisdiction to the extent Agent determines that such action is necessary or appropriate to exercise its rights or remedies under the Loan Documents. The parties hereto (and, to the extent set forth in any other Loan Document, each other Credit Party) hereby irrevocably waive any objection, including any objection to the laying of venue or based on the grounds of forum non conveniens, that any of them may now or hereafter have to the bringing of any such action or proceeding in such jurisdictions. (c) Service of Process. Each Credit Party hereby irrevocably waives personal service of any and all legal process, summons, notices and other documents and other service of process of any kind and consents to such service in any suit, action or proceeding brought in the United States with respect to or otherwise arising out of or in connection with any Loan Document by any means permitted by applicable Requirements of Law, including by the mailing thereof (by registered or certified mail, postage prepaid) to the address of the Borrowers specified herein (and shall be effective when such mailing shall be effective, as provided therein). Each Credit Party agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. (d) Non-Exclusive Jurisdiction. Nothing contained in this Section 10.16 shall affect the right of Agent or any Lender to serve process in any other manner permitted by applicable Requirements of Law or commence legal proceedings or otherwise proceed against any Credit Party in any other jurisdiction. 10.17. Waiver of Jury Trial. THE PARTIES HERETO, TO THE EXTENT PERMITTED BY LAW, WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT, OR PROCEEDING ARISING OUT OF, IN CONNECTION WITH OR RELATING TO, THIS AGREEMENT, THE OTHER LOAN DOCUMENTS AND ANY OTHER TRANSACTION CONTEMPLATED HEREBY AND THEREBY. THIS WAIVER APPLIES TO ANY ACTION, SUIT OR PROCEEDING WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE. EACH PARTY HERETO (A) CERTIFIES THAT NO OTHER PARTY AND NO RELATED PERSON OF ANY OTHER PARTY HAS

132 REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THE LOAN DOCUMENTS, AS APPLICABLE, BY THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION. 10.18. Entire Agreement; Release; Survival. (a) THE LOAN DOCUMENTS EMBODY THE ENTIRE AGREEMENT OF THE PARTIES AND SUPERSEDE ALL PRIOR AGREEMENTS AND UNDERSTANDINGS RELATING TO THE SUBJECT MATTER THEREOF AND ANY PRIOR LETTER OF INTEREST, COMMITMENT LETTER, CONFIDENTIALITY AND SIMILAR AGREEMENTS INVOLVING ANY CREDIT PARTY AND ANY LENDER OR ANY L/C ISSUER OR ANY OF THEIR RESPECTIVE AFFILIATES RELATING TO A FINANCING OF SUBSTANTIALLY SIMILAR FORM, PURPOSE OR EFFECT OTHER THAN THE FEE LETTER. IN THE EVENT OF ANY CONFLICT BETWEEN THE TERMS OF THIS AGREEMENT AND ANY OTHER LOAN DOCUMENT, THE TERMS OF THIS AGREEMENT SHALL GOVERN (UNLESS OTHERWISE EXPRESSLY STATED IN SUCH OTHER LOAN DOCUMENTS OR SUCH TERMS OF SUCH OTHER LOAN DOCUMENTS ARE NECESSARY TO COMPLY WITH APPLICABLE REQUIREMENTS OF LAW, IN WHICH CASE SUCH TERMS SHALL GOVERN TO THE EXTENT NECESSARY TO COMPLY THEREWITH). (b) Execution of this Agreement by the Credit Parties constitutes a full, complete and irrevocable release of any and all claims which each Credit Party may have at law or in equity in respect of all prior discussions and understandings, oral or written, relating to the subject matter of this Agreement and the other Loan Documents. In no event shall any Indemnitee be liable on any theory of liability for any special, indirect, consequential or punitive damages (including any loss of profits, business or anticipated savings). Each Credit Party signatory hereto hereby waives, releases and agrees (and shall cause each other Credit Party to waive, release and agree) not to sue upon any such claim for any special, indirect, consequential or punitive damages, whether or not accrued and whether or not known or suspected to exist in its favor. (c) (i) Any indemnification or other protection provided to any Indemnitee pursuant to this Section 10.18, Sections 10.5 (Costs and Expenses), and 10.6 (Indemnity), and Article IX (Agent) and Article XI (Taxes, Yield Protection and Illegality), and (ii) the provisions of Section 8.1 of the Guaranty and Security Agreement, in each case, shall (x) survive the Facility Termination Date and (y) with respect to clause (i) above, inure to the benefit of any Person that at any time held a right thereunder (as an Indemnitee or otherwise) and, thereafter, its successors and permitted assigns. 10.19. USA Patriot Act. Each Lender that is subject to the USA Patriot Act (and Agent (for itself and not on behalf of any Lender)) hereby notifies the Credit Parties that pursuant to the requirements of the USA Patriot Act, it is required to obtain, verify and record information that identifies each Credit Party, which information includes the name and address of each Credit Party and other information that will allow such Lender or Agent to identify each Credit Party in accordance with the USA Patriot Act. 10.20. Replacement of Lender. Within forty-five days after: (i) receipt by the Borrower Representative of written notice and demand from (A) any Lender (an “Affected Lender”) for payment of additional costs as provided in Sections 11.1, 11.3 and/or 10.6 or that has become a Defaulting Lender or (B) any SPV or participant (an “Affected SPV/Participant”) for payment of additional costs as provided in Section 10.9(f), unless the option or participation of such Affected SPV/Participant shall have been

133 terminated prior to the exercise by the Borrowers of their rights hereunder; or (ii) any failure by any Lender (other than Agent or an Affiliate of Agent) to consent to a requested amendment, waiver or modification to any Loan Document in which Required Lenders have already consented to such amendment, waiver or modification but the consent of each Lender (or each Lender directly affected thereby, as applicable) is required with respect thereto, the Borrower Representative may, at its option, notify (A) in the case of clause (i)(A) or (ii) above, Agent and such Affected Lender (or such non-consenting Lender) of the Borrowers’ intention to obtain, at the Borrowers’ expense, a replacement Lender (“Replacement Lender”) for such Affected Lender (or such non-consenting Lender), or (B) in the case of clause (i)(B) above, Agent, such Affected SPV/Participant, if known, and the applicable Lender (such Lender, a “Participating Lender”) that (1) granted to such Affected SPV/Participant the option to make all or any part of any Loan that such Participating Lender would otherwise be required to make hereunder or (2) sold to such Affected SPV/Participant a participation in or to all or a portion of its rights and obligations under the Loan Documents, of the Borrowers’ intention to obtain, at the Borrowers’ expense, a Replacement Lender for such Participating Lender, in each case, which Replacement Lender shall be reasonably satisfactory to Agent. In the event the Borrowers obtain a Replacement Lender within sixty (60) days following notice of its intention to do so, the Affected Lender (or such non-consenting Lender) or Participating Lender, as the case may be, shall sell and assign its Loans and Commitments to such Replacement Lender, at par, provided that the Borrowers have reimbursed such Affected Lender or Affected SPV/Participant, as applicable, for its increased costs for which it is entitled to reimbursement under this Agreement through the date of such sale and assignment, and in the case of a Participating Lender being replaced by a Replacement Lender, (x) all right, title and interest in and to the Obligations and Commitments so assigned to the Replacement Lender shall be assigned free and clear of all Liens or other claims (including pursuant to the underlying option or participation granted or sold to the Affected SPV/Participant, but without affecting any rights, if any, of the Affected SPV/Participant to the proceeds constituting the purchase price thereof) of the Affected SPV/Participant, and (y) to the extent required by the underlying option or participation documentation, such Participating Lender shall apply all or a portion of the proceeds received by it as a result of such assignment, as applicable, to terminate in full the option or participation of such Affected SPV/Participant. In the event that a replaced Lender does not execute an Assignment pursuant to Section 10.9 within five (5) Business Days after receipt by such replaced Lender of notice of replacement pursuant to this Section 10.20 and presentation to such replaced Lender of an Assignment evidencing an assignment pursuant to this Section 10.20, the Borrower Representative shall be entitled (but not obligated) to execute such an Assignment on behalf of such replaced Lender, and any such Assignment so executed by the Borrower Representative, the Replacement Lender and Agent, shall be effective for purposes of this Section 10.20 and Section 10.9. Notwithstanding the foregoing, with respect to a Lender that is a Defaulting Lender, Agent may, but shall not be obligated to, obtain a Replacement Lender and execute an Assignment on behalf of such Defaulting Lender at any time with three (3) Business Days’ prior notice to such Lender (unless notice is not practicable under the circumstances) and cause such Lender’s Loans and Commitments to be sold and assigned, in whole or in part, at par. Upon any such assignment and payment and compliance with the other provisions of Section 10.9, such replaced Lender shall no longer constitute a “Lender” for purposes hereof; provided that any rights of such replaced Lender to indemnification hereunder shall survive. 10.21. Joint and Several. (a) All Obligations shall constitute joint and several obligations of the Borrowers and shall be secured by Agent’s Lien, for the benefit of the Secured Parties, upon all of the Collateral, and by all other Liens heretofore, now or at any time hereafter granted by each Borrower to Agent, for the benefit of the Secured Parties, to the extent provided in the Loan Documents under which such Lien arises. Each Borrower expressly acknowledges that it is part of a common enterprise with the other the Borrowers and that any financial accommodations by Agent and/or the Lenders to any other Borrower hereunder and under the other Loan Documents are and will be of direct and indirect

134 interest, benefit and advantage to all the Borrowers. Each Borrower acknowledges that any notice or request given by any Borrower (including the Borrower Representative) to Agent shall bind all the Borrowers, and that any notice given by Agent or any Lender to Borrower Representative shall be effective with respect to all the Borrowers. Each Borrower acknowledges and agrees that each Borrower shall be liable, on a joint and several basis, for all of the Loan and other Obligations, regardless of which Borrower actually may have received the proceeds of any of the Loan or other extensions of credit or the amount of such Loan received or the manner in which Agent or any Lender accounts among the Borrowers for such Loan or other extensions of credit on its books and records, and further acknowledges and agrees that the Loan and other extensions of credit to any Borrower inure to the mutual benefit of all of the Borrowers and that Agent and the Lenders are relying on the joint and several liability of the Borrowers in extending the Loan and other financial accommodations hereunder. Each Borrower shall be entitled to subrogation and contribution rights from and against the other the Borrowers to the extent any Borrower is required to pay to Agent or any Lender any amount in excess of the Loan advanced directly to, or other Obligations incurred directly by, such Borrower or as otherwise available under applicable law; provided that such subrogation and contribution rights are and shall be subject to the terms and conditions of this Section 10.21. (b) In the event any Credit Party (each, a “Funding Credit Party”) shall make any payment or payments under this Agreement or shall suffer any loss as a result of any realization upon any collateral granted by it to secure its obligations hereunder, such Funding Credit Party shall have the right to seek contribution payments from each other Credit Party (each, a “Contributing Credit Party”) to the extent permitted by applicable law. Nothing in this Section 10.21(b) shall affect any Credit Party’s joint and several liability to Agent and the Lenders for the entire amount of its Obligations. Each Credit Party covenants and agrees that (i) its right to receive any contribution hereunder from a Contributing Credit Party shall be subordinate and junior in right of payment to all Obligations (other than contingent obligations for which no claim has been asserted) of the Credit Parties to Agent and the Lenders hereunder and (ii) it shall not exercise any rights that it may acquire by way of subrogation hereunder or under any other Loan Document or at law by any payment made hereunder or otherwise, nor shall any Credit Party seek or be entitled to seek any contribution or reimbursement from any other Credit Party in respect of payments made by such Credit Party hereunder or under any other Loan Document unless and until the Facility Termination Date has occurred. As of any date of determination, any amount of contribution that any Funding Credit Party shall be entitled to recover hereunder shall be equal to the maximum amount of such claim which could then be recovered from the applicable Contributing Credit Parties under this Section 10.21(b) without rendering such claim voidable or avoidable under §548 of the Bankruptcy Code or under any applicable state Uniform Fraudulent Transfer Act, Uniform Fraudulent Conveyance Act or similar statute or common law. (c) Nothing in this Section 10.21 shall affect any Borrower’s joint and several liability to Agent and the Lenders for the entire amount of its Obligations. If any amounts shall be paid to any Credit Party on account of such subrogation or contribution rights at any time prior to the Facility Termination Date, such amount shall be held by such Credit Party in trust for Agent and the Lenders segregated from other funds of such Credit Party, and shall, forthwith upon receipt by such Credit Party, be turned over to Agent in the exact form received by such Credit Party (duly endorsed by such Credit Party to Agent, if required), to be applied against the Obligations, whether matured or unmatured, as provided for herein. 10.22. Creditor-Debtor Relationship. The relationship between Agent, each Lender and the L/C Issuer, on the one hand, and the Credit Parties, on the other hand, is solely that of creditor and debtor. No Secured Party has any fiduciary relationship or duty to any Credit Party arising out of or in connection with,

135 and there is no agency, tenancy or joint venture relationship between the Secured Parties and the Credit Parties by virtue of, any Loan Document or any transaction contemplated therein. In connection with all aspects of each transaction contemplated hereby (including in connection with any amendment, waiver or other modification hereof or of any other Loan Document), each of the parties hereto acknowledges and agrees, and acknowledges its Affiliates’ understanding, that: (a) (i) the arranging and other services regarding this Agreement provided by Agent and any Affiliate thereof, the Lead Arranger and the Lenders are arm’s-length commercial transactions between the Borrowers, each other Credit Party and their respective Affiliates, on the one hand, and Agent and, as applicable, its Affiliates (including the Lead Arranger) and the Lenders and their Affiliates (collectively, solely for purposes of this Section, the “Lenders”), on the other hand, (ii) each of the Borrowers and the other Credit Parties, the Agent, the Lead Arranger and the Lenders has consulted its own legal, accounting, regulatory and tax advisors to the extent it has deemed appropriate, and (iii) each of the Borrower and each other Credit Party, the Agent, the Lead Arranger and each of the Lenders is capable of evaluating, and understands and accepts, the terms, risks and conditions of the transactions contemplated hereby and by the other Loan Documents; (b) (i) Agent and its Affiliates (including the Lead Arranger) and each Lender each is and has been acting solely as a principal and, except as expressly agreed in writing by the relevant parties, has not been, is not, and will not be acting as an advisor, agent or fiduciary, for any Borrower, any other Credit Party or any of their respective Affiliates, or any other Person and (ii) neither Agent, any of its Affiliates (including the Lead Arranger) nor any Lender has any obligation to any Borrower, any other Credit Party or any of their respective Affiliates with respect to the transactions contemplated hereby except those obligations expressly set forth herein and in the other Loan Documents; and (c) Agent and its Affiliates (including the Lead Arranger) and the Lenders may be engaged in a broad range of transactions that involve interests that differ from those of the Borrower, the other Credit Parties and their respective Affiliates, and neither Agent, any of its Affiliates (including the Lead Arranger) nor any Lender has any obligation to disclose any of such interests to the Borrower, any other Credit Party or any of their respective Affiliates other than as may be expressly set forth herein or in any other Loan Document from time to time. To the fullest extent permitted by law, each of the Borrower and each other Credit Party hereby waives and releases any claims that it may have against Agent, any of its Affiliates (including the Lead Arranger) or any Lender with respect to any breach or alleged breach of agency or fiduciary duty in connection with any aspect of any transactions contemplated hereby. 10.23. Keepwell. Each Qualified ECP Guarantor hereby jointly and severally absolutely, unconditionally and irrevocably undertakes to provide such funds or other support as may be needed from time to time by each other Credit Party to honor all of its obligations under the Guaranty and Security Agreement in respect of Swap Obligations under any Secured Rate Contract (provided that each Qualified ECP Guarantor shall only be liable under this Section 10.23 for the maximum amount of such liability that can be hereby incurred without rendering its obligations under this Section 10.23, or otherwise under the Guaranty and Security Agreement, voidable under applicable Requirements of Law relating to fraudulent conveyance or fraudulent transfer, and not for any greater amount). The obligations of each Qualified ECP Guarantor under this Section 10.23 shall remain in full force and effect until the guarantees in respect of Swap Obligations under each Secured Rate Contract have been discharged, or otherwise released or terminated in accordance with the terms of this Agreement. Each Qualified ECP Guarantor intends that this Section 10.23 constitute, and this Section 10.23 shall be deemed to constitute, a “keepwell, support, or

136 other agreement” for the benefit of each other Credit Party for all purposes of Section 1a(18)(A)(v)(II) of the Commodity Exchange Act. 10.24. Secured Swap Providers and Secured Cash Management Banks. No Secured Swap Provider or Secured Cash Management Bank that obtains the benefits of the Guaranty and Security Agreement or any Collateral by virtue of the provisions hereof or of any other Loan Document shall have any right to notice of any action or to consent to, direct or object to any action hereunder or under any other Loan Document or otherwise in respect of the Collateral (including the release or impairment of any Collateral) other than in its capacity as a Lender and, in such case, only to the extent expressly provided in the Loan Documents. Notwithstanding any other provision of this Article X to the contrary, Agent shall not be required to verify the existence, amount or payment of any Secured Rate Contract Obligations or Secured Cash Management Obligations. Upon the request of Agent, each Secured Swap Provider and Secured Cash Management Bank will promptly provide Agent with such information and supporting documentation with respect to its Secured Rate Contract Obligations and Secured Cash Management Obligations as Agent shall request, including the amounts (contingent and/or due and payable) thereof. 10.25. Acknowledgement and Consent to Bail-In of Affected Financial Institutions. Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any Affected Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the write-down and conversion powers of the applicable Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by: (a) the application of any Write-Down and Conversion Powers by the applicable Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an Affected Financial Institution; and (b) the effects of any Bail-in Action on any such liability, including, if applicable: (i) a reduction in full or in part or cancellation of any such liability; (ii) a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such Affected Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or (iii) the variation of the terms of such liability in connection with the exercise of the Write-Down and Conversion Powers of any applicable Resolution Authority. 10.26. Lender Acknowledgments regarding Reporting. By signing this Agreement, (a) each Secured Cash Management Bank and each Secured Swap Provider agrees to furnish Agent (and thereafter at such frequency as Agent may reasonably request) with a summary of all obligations arising out of Secured Rate Contract Obligations and Secured Cash Management Obligations due or to become due to such Person. In connection with any distributions to be made hereunder, Agent shall be entitled to assume that no amounts are due to any Secured Cash Management Bank or Secured Swap Provider on account of such obligations unless Agent has received written notice thereof from such Person;

137 (b) each Lender is deemed to have requested that Agent furnish such Person, promptly after they become available, copies of all Consolidated Borrowing Base Certificates and financial statements required to be delivered by the Borrower hereunder and all commercial finance examinations and appraisals of the Collateral received by Agent (collectively, the “Reports”); (c) each Lender expressly agrees and acknowledges that Agent makes no representation or warranty as to the accuracy of the Reports, and shall not be liable for any information contained in any Report; (d) each Lender expressly agrees and acknowledges that the Reports are not comprehensive audits or examinations, that Agent or any other party performing any audit or examination will inspect only specific information regarding the Credit Parties and will rely significantly upon the Credit Parties’ books and records, as well as on representations of the Credit Parties’ personnel; (e) each Lender expressly agrees to keep all Reports confidential in accordance with the provisions of Section 10.10; and (f) without limiting the generality of any other indemnification provision contained in this Agreement, each Lender expressly agrees: (i) to hold Agent and any such other Lender preparing a Report harmless from any action the indemnifying Lender may take or conclusion the indemnifying Lender may reach or draw from any Report in connection with any Loans or Letters of Credit that the indemnifying Lender has made or may make to the Borrowers, or the indemnifying Lender’s participation in, or the indemnifying Lender’s purchase of, a Loan or Loans; and (ii) to pay and protect, and indemnify, defend, and hold Agent and any such other Lender preparing a Report harmless from and against, the claims, actions, proceedings, damages, costs, expenses, and other amounts (including Attorney Costs) incurred by Agent and any such other Lender preparing a Report as the direct or indirect result of any third parties who might obtain all or part of any Report through the indemnifying Lender as a consequence of such Lender’s breach of Section 10.26(e) above. 10.27. Acknowledgement Regarding any Supported QFCs. To the extent that the Loan Documents provide support, through a guarantee or otherwise, for Rate Contracts or any other agreement or instrument that is a QFC (such support, “QFC Credit Support” and each such QFC a “Supported QFC”), the parties acknowledge and agree as follows with respect to the resolution power of the Federal Deposit Insurance Corporation under the Federal Deposit Insurance Act and Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act (together with the regulations promulgated thereunder, the “U.S. Special Resolution Regimes”) in respect of such Supported QFC and QFC Credit Support (with the provisions below applicable notwithstanding that the Loan Documents and any Supported QFC may in fact be stated to be governed by the laws of the State of New York and/or of the United States or any other state of the United States): (a) In the event a Covered Entity that is party to a Supported QFC (each, a “Covered Party”) becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer of such Supported QFC and the benefit of such QFC Credit Support (and any interest and obligation in or under such Supported QFC and such QFC Credit Support, and any rights in property securing such Supported QFC or such QFC Credit Support) from such Covered Party will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if the Supported QFC and such QFC Credit Support (and any such interest, obligation and rights in property) were governed by the laws of the United States or a state of the United States. In the event a Covered Party or a BHC Act Affiliate of a Covered Party becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under the Loan Documents that might otherwise

138 apply to such Supported QFC or any QFC Credit Support that may be exercised against such Covered Party are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if the Supported QFC and the Loan Documents were governed by the laws of the United States or a state of the United States. Without limitation of the foregoing, it is understood and agreed that rights and remedies of the parties with respect to a Defaulting Lender shall in no event affect the rights of any Covered Party with respect to a Supported QFC or any QFC Credit Support. (b) As used in this Section 10.27, the following terms have the following meanings: “BHC Act Affiliate” of a party means an “affiliate” (as such term is defined under, and interpreted in accordance with, 12 U.S.C. 1841(k)) of such party. “Covered Entity” means any of the following: (i) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b); (ii) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or (iii) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b). “Default Right” has the meaning assigned to that term in, and interpreted in accordance with, 12 C.F.R. § § 252.81, 47.2 or 382.1 as applicable. (c) “QFC” has the meaning assigned to the term “qualified financial contract” in, and shall be interpreted in accordance with, 12 U.S.C. 5390(c)(8)(D). ARTICLE XI TAXES, YIELD PROTECTION AND ILLEGALITY 11.1. Taxes. (a) Except as required by a Requirement of Law, each payment by any Credit Party under any Loan Document shall be made free and clear of all present or future taxes, levies, imposts, duties, deductions, withholdings (including backup withholding), assessments, fees or other charges imposed by any Governmental Authority, including any interest, additions to tax, penalties or other Liabilities with respect thereto (collectively, “Taxes”). (b) If any Taxes shall be required by any Requirement of Law to be deducted from or in respect of any amount payable under any Loan Document to any Secured Party (i) if such Tax is an Indemnified Tax, such amount payable shall be increased as necessary to ensure that, after all required deductions for Indemnified Taxes are made (including deductions applicable to any increases to any amount under this Section 11.1), such Secured Party receives the amount it would have received had no such deductions been made, (ii) the relevant Credit Party shall make such deductions, (iii) the relevant Credit Party shall timely pay the full amount deducted to the relevant Governmental Authority in accordance with applicable Requirements of Law and (iv) within 30 days after such payment is made, the relevant Credit Party shall deliver to Agent an original or

139 certified copy of a receipt evidencing such payment or other evidence of payment reasonably satisfactory to Agent. (c) In addition, the Borrowers agree to pay, and authorize Agent to pay in their name, any stamp, documentary, excise or property Tax, charges or similar levies imposed by any applicable Requirement of Law or Governmental Authority and all Liabilities with respect thereto (including by reason of any delay by the Borrowers in payment thereof), in each case arising from the execution, delivery or registration of, or otherwise with respect to, any Loan Document or any transaction contemplated therein (collectively, “Other Taxes”). Within 30 days after the date of any payment of Other Taxes by any Credit Party, the Borrowers shall furnish to Agent the original or a certified copy of a receipt evidencing payment thereof or other evidence of payment reasonably satisfactory to Agent. (d) The Credit Parties hereby acknowledge and agree that neither Capital One nor any Affiliate of Capital One has provided any Tax advice to any Tax Affiliate in connection with the transactions contemplated hereby. (e) The Borrowers shall reimburse and indemnify, within 30 days after receipt of demand therefor (with copy to Agent), each Secured Party for all Indemnified Taxes (including any Indemnified Taxes imposed by any jurisdiction on amounts payable under this Section 11.1) paid or payable by such Secured Party and any Liabilities arising therefrom or with respect thereto, whether or not such Indemnified Taxes were correctly or legally asserted. A certificate of the Secured Party (or of Agent on behalf of such Secured Party) claiming any compensation under this Section 11.1(e), setting forth the amounts to be paid thereunder and delivered to the Borrower Representative with copy to Agent, shall be conclusive, binding and final for all purposes, absent manifest error. In determining such amount, Agent and such Secured Party may use any reasonable averaging and attribution methods. (f) Any Lender claiming any additional amounts payable pursuant to this Section 11.1 shall use its reasonable efforts (consistent with its internal policies and Requirements of Law) to change the jurisdiction of its Lending Office if such a change would reduce any such additional amounts (or any similar amount that may thereafter accrue) and would not, in the sole determination of such Lender, be otherwise disadvantageous to such Lender. (g) (i) Each Non-U.S. Lender Party that, at any of the following times, is entitled to an exemption from United States withholding Tax or, after a change in any Requirement of Law, is subject to such withholding Tax at a reduced rate under an applicable Tax treaty, shall (w) on or prior to the date such Non-U.S. Lender Party becomes a “Non-U.S. Lender Party” hereunder, (x) on or prior to the date on which any such form or certification expires or becomes obsolete, (y) after the occurrence of any event requiring a change in the most recent form or certification previously delivered by it pursuant to this clause (i) and (z) from time to time if requested by the Borrower Representative or Agent (or, in the case of a participant or SPV, the relevant Lender), provide Agent and the Borrower Representative (or, in the case of a participant or SPV, the relevant Lender) with executed copies of each of the following, as applicable: (A) Forms W-8ECI (claiming exemption from U.S. withholding Tax because the income is effectively connected with a U.S. trade or business), W-8BEN or W-8BEN-E (claiming exemption from, or a reduction of, U.S. withholding Tax) and/or W-8IMY (together with appropriate forms, certifications and supporting statements) or any successor forms, (B) in the case of a Non-U.S. Lender Party claiming exemption under Sections 871(h) or 881(c) of the Code, Form W-8BEN or W-8BEN-E (claiming exemption from U.S. withholding Tax) or any successor form and a certificate in form and substance acceptable to Agent that such Non-U.S. Lender Party is not (1) a “bank” within the meaning of Section 881(c)(3)(A) of

140 the Code, (2) a “10 percent shareholder” of the Borrowers within the meaning of Section 881(c)(3)(B) of the Code or (3) a “controlled foreign corporation” described in Section 881(c)(3)(C) of the Code or (C) any other applicable document prescribed by the IRS certifying as to the entitlement of such Non-U.S. Lender Party to such exemption from United States withholding Tax or reduced rate with respect to all payments to be made to such Non-U.S. Lender Party under the Loan Documents. Unless the Borrower Representative and Agent have received forms or other documents satisfactory to them indicating that payments under any Loan Document to or for a Non- U.S. Lender Party are not subject to United States withholding Tax or are subject to such Tax at a rate reduced by an applicable Tax treaty, the Credit Parties and Agent shall withhold amounts required to be withheld by applicable Requirements of Law from such payments at the applicable statutory rate. (ii) Each U.S. Lender Party shall (A) on or prior to the date such U.S. Lender Party becomes a “U.S. Lender Party” hereunder, (B) on or prior to the date on which any such form or certification expires or becomes obsolete, (C) after the occurrence of any event requiring a change in the most recent form or certification previously delivered by it pursuant to this Section 11.1(g) and (D) from time to time if requested by the Borrower Representative or Agent (or, in the case of a participant or SPV, the relevant Lender), provide Agent and the Borrower Representative (or, in the case of a participant or SPV, the relevant Lender) with executed copies of Form W-9 (certifying that such U.S. Lender Party is entitled to an exemption from U.S. backup withholding Tax) or any successor form. (iii) Each Lender having sold a participation in any of its Obligations or identified an SPV as such to Agent shall collect from such participant or SPV the documents described in this Section 11.1(g) and provide them to Agent. (iv) If a payment made to a Non-U.S. Lender Party would be subject to United States federal withholding Tax imposed by FATCA if such Non-U.S. Lender Party fails to comply with the applicable reporting requirements of FATCA, such Non-U.S. Lender Party shall deliver to Agent and the Borrower Representative any documentation under any Requirement of Law or reasonably requested by Agent or the Borrower Representative sufficient for Agent or Borrowers to comply with their obligations under FATCA and to determine that such Non-U.S. Lender Party has complied with its obligations under FATCA or to determine the amount to deduct and withhold from such payment. Solely for the purposes of this Section 11.1(g)(iv), “FATCA” shall include any amendments made to FATCA after the Closing Date. (h) If any Secured Party determines, in its Permitted Discretion, that it has received a refund of any Taxes as to which it has been indemnified pursuant to this Section 11.1 (including by the payment of additional amounts pursuant to Section 11.1(b)), it shall pay to the relevant Credit Party an amount equal to such refund (but only to the extent of indemnity payments made under this Section 11.1 with respect to the Taxes giving rise to such refund), net of all out-of-pocket expenses (including Taxes) of such Secured Party and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund). Such Credit Party, upon the request of such Secured Party, shall repay to such Secured Party the amount paid over pursuant to this Section 11.1(h) (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) in the event that such Secured Party is required to repay such refund to such Governmental Authority. Notwithstanding anything to the contrary in this Section 11.1(h), in no event shall the Secured Party be required to pay any amount to a Credit Party pursuant to this Section 11.1(h) the payment of which would place the Secured Party in a less favorable net after-Tax position than the Secured Party would have been in if the Tax subject to indemnification and giving rise to

141 such refund had not been deducted, withheld or otherwise imposed and the indemnification payments or additional amounts with respect to such Tax had never been paid. This Section 11.1(h) shall not be construed to require any Secured Party to make available its Tax returns (or any other information relating to its Taxes that it deems confidential) to the Credit Party or any other Person. 11.2. Illegality. If after the Closing Date any Lender shall determine that the introduction of any Requirement of Law, or any change in any Requirement of Law or in the interpretation or administration thereof, has made it unlawful, or that any central bank or other Governmental Authority has asserted that it is unlawful, for any Lender or its Lending Office to make SOFR Loans, then, on notice thereof by such Lender to the Borrowers through Agent, the obligation of that Lender to make SOFR Loans shall be suspended until such Lender shall have notified Agent and the Borrower Representative that the circumstances giving rise to such determination no longer exists. (a) Subject to Section 11.2(c) below, if any Lender shall determine that it is unlawful to maintain any SOFR Loan, the Borrowers shall prepay in full all SOFR Loans of such Lender then outstanding, together with interest accrued thereon, either on the Interest Payment Date therefor if such Lender may lawfully continue to maintain such SOFR Loans to such day, or immediately, if such Lender may not lawfully continue to maintain such SOFR Loans. (b) If the obligation of any Lender to make or maintain SOFR Loans has been terminated, the Borrower Representative may elect, by giving notice to such Lender through Agent that all Loans which would otherwise be made by any such Lender as SOFR Loans shall be instead Base Rate Loans. (c) Before giving any notice to Agent pursuant to this Section 11.2, the affected Lender shall designate a different Lending Office with respect to its SOFR Loans if such designation will avoid the need for giving such notice or making such demand and will not, in the judgment of the Lender, be illegal or otherwise disadvantageous to the Lender. 11.3. Increased Costs and Reduction of Return. (a) If any Lender or L/C Issuer shall determine that, due to either (i) the introduction of, or any change in, or in the interpretation of, any Requirement of Law or (ii) the compliance with any guideline or request from any central bank or other Governmental Authority (whether or not having the force of law), in the case of either clause (i) or (ii) subsequent to the Closing Date, (x) there shall be any increase in the cost to such Lender or L/C Issuer of agreeing to make or making, funding or maintaining any SOFR Loans or of Issuing or maintaining any Letter of Credit or (y) the Lender or L/C Issuer shall be subject to any Taxes (other than (A) Indemnified Taxes, (B) Taxes described in clauses (b) through (d) of the definition of Excluded Taxes and (C) Connection Income Taxes) on its loans, loan principal, letters of credit, commitments, or other obligations, or its deposits, reserves, other liabilities or capital attributable thereto, then the Borrowers shall be liable for, and shall from time to time, within thirty (30) days of written demand therefor (subject to, for the avoidance of doubt, Section 11.8) by such Lender or L/C Issuer (with a copy of such demand to Agent), pay to Agent for the account of such Lender or L/C Issuer, additional amounts as are sufficient to compensate such Lender or L/C Issuer for such increased costs or such Taxes; provided, that the Borrowers shall not be required to compensate any Lender or L/C Issuer pursuant to this Section 11.3(a) for any increased costs incurred more than 180 days prior to the date that such Lender or L/C Issuer notifies the Borrower Representative, in writing of the increased costs and of such Lender’s or L/C Issuer’s intention to claim compensation thereof; provided, further, that if the circumstance giving rise to such increased costs is retroactive, then the 180-day period referred to above shall be extended to include the period of retroactive effect thereof.

142 (b) If any Lender or L/C Issuer shall have determined that: (i) the introduction of any Capital Adequacy Regulation; (ii) any change in any Capital Adequacy Regulation; (iii) any change in the interpretation or administration of any Capital Adequacy Regulation by any central bank or other Governmental Authority charged with the interpretation or administration thereof; or (iv) compliance by such Lender or L/C Issuer (or its Lending Office) or any entity controlling the Lender or L/C Issuer, with any Capital Adequacy Regulation; affects the amount of capital required or expected to be maintained by such Lender or L/C Issuer or any entity controlling such Lender or L/C Issuer and (taking into consideration such Lender’s or such entities’ policies with respect to capital adequacy and such Lender’s or L/C Issuer’s desired return on capital) determines that the amount of such capital is increased as a consequence of its Commitment(s), loans, credits or obligations under this Agreement, then, within thirty (30) days of demand (subject to, for the avoidance of doubt, Section 11.8) of such Lender or L/C Issuer (with a copy to Agent), the Borrowers shall pay to such Lender or L/C Issuer, from time to time as specified by such Lender or L/C Issuer, additional amounts sufficient to compensate such Lender or L/C Issuer (or the entity controlling the Lender or L/C Issuer) for such increase; provided, that the Borrowers shall not be required to compensate any Lender or L/C Issuer pursuant to this Section 11.3(b) for any amounts incurred more than 180 days prior to the date that such Lender or L/C Issuer notifies the Borrower Representative, in writing of the amounts and of such Lender’s or L/C Issuer’s intention to claim compensation thereof; provided, further, that if the event giving rise to such increase is retroactive, then the 180-day period referred to above shall be extended to include the period of retroactive effect thereof. (c) Notwithstanding anything herein to the contrary, (i) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines or directives thereunder or issued in connection therewith and (ii) all requests, rules, guidelines or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States or foreign regulatory authorities, in each case in respect of this clause (ii) pursuant to Basel III, shall, in each case, be deemed to be a change in a Requirement of Law under Section 11.3(a) above and/or a change in Capital Adequacy Regulation under Section 11.3(b) above, as applicable, regardless of the date enacted, adopted or issued. 11.4. Reserved. 11.5. Inability to Determine Rates. If Agent shall have determined in good faith that for any reason adequate and reasonable means do not exist for ascertaining Term SOFR with respect to a proposed SOFR Loan or that Term SOFR with respect to a proposed SOFR Loan does not adequately and fairly reflect the cost to the Lenders of funding or maintaining such Loan, Agent will forthwith give notice of such determination to the Borrower Representative and each Lender. Thereafter, the obligation of the Lenders to make or maintain SOFR Loans hereunder shall be suspended until Agent revokes such notice in writing. Upon receipt of such notice, the Borrower Representative may revoke any Notice of Borrowing or Notice of Conversion/Continuation then submitted by it. If the Borrower Representative does not revoke such notice, the Lenders shall make, convert or continue the Loans, as proposed by the Borrower Representative, in the amount specified in the applicable notice submitted by the Borrower Representative, but such Loans shall be made, converted or continued as Base Rate Loans.

143 11.6. Effect of Benchmark Transition Event. (a) Benchmark Replacement. Notwithstanding anything to the contrary herein or in any other Loan Document, upon the occurrence of a Benchmark Transition Event, Agent and the Borrower Representative may amend this Agreement to replace the then-current Benchmark with a Benchmark Replacement. Any such amendment with respect to a Benchmark Transition Event will become effective at 5:00 p.m. (New York City time) on the fifth (5th) Business Day after Agent has posted such proposed amendment to all Lenders and the Borrowers so long as Agent has not received, by such time, written notice of objection to such amendment from Lenders comprising the Required Lenders. No replacement of a Benchmark with a Benchmark Replacement pursuant to this Section 11.6(a) will occur prior to the applicable Benchmark Transition Start Date. (b) Benchmark Replacement Conforming Changes. In connection with the implementation of a Benchmark Replacement, Agent will have the right to make Benchmark Replacement Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Loan Document, any amendments implementing such Benchmark Replacement Conforming Changes will become effective without any further action or consent of any other party to this Agreement or any other Loan Document. (c) Notices; Standards for Decisions and Determinations. Agent will promptly notify the Borrower Representative and the Lenders of (i) any occurrence of a Benchmark Transition Event and its related Benchmark Replacement Date and, if applicable, Benchmark Transition Start Date, (ii) the implementation of any Benchmark Replacement, (iii) the effectiveness of any Benchmark Replacement Conforming Changes, (iv) the removal or reinstatement of any tenor of a Benchmark pursuant to Section 11.6(d) and (v) the commencement or conclusion of any Benchmark Unavailability Period. Any determination, decision or election that may be made by Agent or, if applicable, any Lender (or group of Lenders) pursuant to this Section 11.6, including any determination with respect to a tenor, rate or adjustment or of the occurrence or non-occurrence of an event, circumstance or date and any decision to take or refrain from taking any action, will be conclusive and binding absent manifest error and may be made in its or their Permitted Discretion and without consent from any other party to this Agreement or any other Loan Document, except, in each case, as expressly required pursuant to this Section 11.6. (d) Unavailability of Tenor of Benchmark. Notwithstanding anything to the contrary herein or in any other Loan Document, at any time (including in connection with the implementation of a Benchmark Replacement), (i) if the then-current Benchmark is a term rate and either (A) any tenor for such Benchmark is not displayed on a screen or other information service that publishes such rate from time to time as selected by Agent in its reasonable discretion or (B) the regulatory supervisor for the administrator of such Benchmark has provided a public statement or publication of information announcing that any tenor for such Benchmark is not or will not be representative, then Agent may modify the definition of “Interest Period” (or any similar or analogous definition) for any Benchmark settings at or after such time to remove such unavailable or non-representative tenor and (ii) if a tenor that was removed pursuant to clause (i) above either (A) is subsequently displayed on a screen or information service for a Benchmark (including a Benchmark Replacement) or (B) is not, or is no longer, subject to an announcement that it is not or will not be representative for a Benchmark (including a Benchmark Replacement), then Agent may modify the definition of “Interest Period” (or any similar or analogous definition) for all Benchmark settings at or after such time to reinstate such previously removed tenor. (e) Benchmark Unavailability Period. Upon the Borrower Representative’s receipt of notice of the commencement of a Benchmark Unavailability Period, (i) the Borrowers may revoke

144 any request for a SOFR Loan of, conversion to or continuation of SOFR Loans to be made, converted or continued during any Benchmark Unavailability Period and, failing that, the Borrowers will be deemed to have converted any such request into a request for a Borrowing of or conversion to Base Rate Loans and (ii) any outstanding affected SOFR Loans will be deemed to have been converted to Base Rate Loans at the end of the applicable Interest Period. During any Benchmark Unavailability Period or at any time that a tenor for the then-current Benchmark is not an Available Tenor, the component of Base Rate based upon the then-current or such tenor for such Benchmark, as applicable, will not be used in any determination of Base Rate. 11.7. Reserved. 11.8. Certificates of Lenders. Any Lender claiming reimbursement or compensation pursuant to this Article XI shall deliver to the Borrower Representative (with a copy to Agent) a certificate setting forth in reasonable detail the amount payable to such Lender hereunder (within any applicable notice delivery timeframes set forth herein) and such certificate shall be conclusive and binding on the Borrowers in the absence of manifest error. [Signature Pages Follow.]

Credit Agreement (Phreesia) IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their duly authorized officers as of the day and year first above written. BORROWERS: PHREESIA, INC., as Borrower Representative and a Borrower By: /s/ Balaji Gandhi Name: Balaji Gandhi Title: Chief Financial Officer FEIN: 20-2275479 Address for notices for Borrowers: Phreesia, Inc. Attention: Balaji Gandhi 1521 Concord Pike, Suite 301, PMB 221 Wilmington, Delaware 19803 Telephone: (929) 506-4950 E-mail: bgandhi@phreesia.com Address for wire transfers: 1521 Concord Pike, Suite 301, PMB 221 Wilmington, Delaware 19803 Attn: Balaji Gandhi, Chief Financial Officer ACCESS EFORMS, LLC, as a Borrower By: /s/ Balaji Gandhi Name: Balaji Gandhi Title: Chief Financial Officer and Vice President FEIN: **-******* MEDIFIND, INC., as a Borrower By: /s/ Balaji Gandhi Name: Balaji Gandhi Title: Chief Financial Officer and Vice President FEIN: **-******* INSIGNIA HEALTH, LLC, as a Borrower By: /s/ Allison Hoffman Name: Allison Hoffman Title: Authorized Signatory FEIN: **-******* [Signatures continue on the following page.]

Credit Agreement (Phreesia) CONNECTONCALL.COM, LLC, as a Borrower By: /s/ Balaji Gandhi Name: Balaji Gandhi Title: Chief Financial Officer and Vice President FEIN: **-******* PHREESIA INTERNATIONAL, LLC, as a Borrower By: /s/ Balaji Gandhi Name: Balaji Gandhi Title: Chief Financial Officer and Vice President FEIN: **-*******

Credit Agreement (Phreesia) IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their duly authorized officers as of the day and year first above written. CAPITAL ONE, NATIONAL ASSOCIATION, as Agent, Swing Lender and as a Lender By: /s/ Balaji Gandhi Name: Alice Tse Title: Its Duly Authorized Signatory Address for Notices of Borrowing: Capital One, National Association 1307 Walt Whitman Road Melville, New York 11747 Attn: Phreesia Account Officer Facsimile: N/A E-mail: cbo_specialtyservicing@capitalone.com Address for all other Notices: Capital One, National Association Two Bethesda Metro Center, 10th Floor Bethesda, Maryland 20814 Attn: Phreesia Account Officer Facsimile: (301) 664-9855 E-mail: robert.gaynor@capitalone.com; and alice.tse@capitalone.com With a copy to (which shall not constitute notice): Capital One, National Association Two Bethesda Metro Center, 10th Floor Bethesda, Maryland 20814 Attn: Capital One Healthcare Legal Department Facsimile: (301) 664-9866 E-mail: ashlie.musshegerle@capitalone.com and Parker, Hudson Rainer & Dobbs LLP 303 Peachtree Street, N.E., Suite 3600 Atlanta, Georgia 30308 Attn: Kelley Gass, Esq. E-mail: kgass@phrd.com [Continued on following page.]

Credit Agreement (Phreesia) Address for payments: Bank Name: Capital One, National Association Bank Address: 1680 Capital One Drive McLean, VA 22102 ABA No. ********* Account Number *****-********-***** Account Name: ********* Reference: *********

Schedule 2.1(b) Revolving Loan Commitments Revolving Loan Commitments Capital One, National Association $50,000,000.00